UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, NY			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas, 12th Floor New York, NY 10019-6028
(Name and address of agent for service)
Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-713 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2009

Item 1.  Reports to Stockholders.

The UBS Funds—Fixed Income

Semiannual Report

December 31, 2009

President's letter	1

Market commentary	2

Fixed Income

UBS Absolute Return Bond Fund	4

UBS Global Bond Fund	18

UBS High Yield Fund	30

UBS U.S. Bond Fund	44

Explanation of expense disclosure	55

Statement of assets and liabilities	58

Statement of operations	62

Statement of changes in net assets	64

Financial highlights	66

Notes to financial statements	74

General information	94

This page intentionally left blank.

President's letter

February 17, 2010

Dear shareholder,

The market developments of the past several months highlight the importance of remaining steadfast to established investment processes and valuation disciplines.

When I last wrote to you on these pages six months ago, the S&P 500 Index was in the early stages of attempting to climb back from one of the steepest declines in its history, investor confidence was at an all-time low and the investing landscape appeared to be undergoing unprecedented changes.

Today, we can observe that both the S&P 500 Index and the MSCI World Free Index (net)—proxies of stock performance in the US and global markets, respectively—have generated solid double-digit returns. What's more, confidence appears to be returning to the markets—albeit tentatively—as investors begin to venture back into riskier assets. That said, however, the markets continue to face the very challenging task of assessing the risks of deflation versus inflation.

Despite the many changes and challenges faced by investors throughout the recent bear market, what remained the same is our unwavering commitment to provide you with investment solutions designed to help you reach your long-term goals. We firmly believe that key to delivering on this commitment in any market environment is adherence to the disciplines and processes that, in our view, have proven their investment value over time.

Today, I am pleased to report that we are being rewarded for maintaining this conviction, as a number of the UBS Funds have generated solid performance versus their respective benchmarks over the review period. Still, as satisfying as it is for me to report this news to you, I find myself already looking to the future. No one can rely on past performance when it comes to delivering future results. We are keenly aware that we need to remain nimble—constantly growing and evolving to meet the challenges that will be presented by this brave new market landscape. In the past, I have written of some of the measures we have already taken to this end, including restructuring our fixed income investment team, and broadening the reach of some of our investment capabilities to ensure they are well-positioned to navigate the marketplace.

More recently, we have continued to build out what I believe is an impressive organization of investment professionals who have the experience and insight required to take our shareholders through the next decade and beyond. This includes bringing on board Andreas Koester, who became Head of Asset Allocation for our Global Investment Solutions team in September 2009. In this role, Andreas has helped implement process refinements and a team restructuring that we believe will better position our multi-asset portfolios in the years to come.

We don't take lightly the responsibility you assigned to us when you chose us as your asset manager. I thank you, as always, for your continued support.

Kai R. Sotorp
President
UBS Funds
Head—Americas
UBS Global Asset Management (Americas) Inc.

1

The markets in review

Strengthening Economic Conditions

While economic growth in the US remained strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended. Signs of a turnaround first emerged in the second quarter of 2009, when gross domestic product ("GDP") fell at a more modest pace than in prior quarters. Subsequently, third quarter GDP grew 2.2%, in large part due to the government's efforts to stimulate the economy. Some of the measures instituted by the government included an $8,000 tax credit for first-time home buyers, as well as the "Cash for Clunkers" car rebate program. As the period drew to a close, economic growth continued to accelerate, as evidenced by the 5.7% advance estimate for fourth quarter GDP.

Economic growth also improved overseas. During the reporting period, data was released indicating that the recessions in Germany and France concluded during the second quarter of 2009, while economic growth in the UK and Japan also resumed. In many instances, growth rates in emerging markets countries held up relatively better than their developed country counterparts. As a case in point, although growth moderated in China, it avoided falling into a recession.

The global equity markets continued to rally

The global equity markets, which started to rebound in March 2009, continued to move higher over the six-months ended December 31, 2009. The S&P 500 Index1 posted positive returns during five of the last six months of 2009, and gained 22.59% over the reporting period as a whole. The market's continued ascent was due to a variety of factors, including further improvements in the credit markets, signs that the economy was recovering, better-than-expected corporate profits and robust investor risk appetites.

The international equity markets also generated strong results during the reporting period. International developed stocks, as measured by the MSCI EAFE Index (net),2 returned 22.07% during the six months ended December 31, 2009. Emerging markets equities generated even better results, with the MSCI Emerging Markets Index3 gaining 31.42% over the same period. Rising commodity prices and an improving economic backdrop were two of the factors supporting emerging market equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2

The markets in review

Risk-taking is rewarded in the fixed income markets

The US bond market generated positive results during the reporting period. In sharp contrast to late 2008 and early 2009, when investors were drawn to the relative safety of short-term Treasuries, risk aversion continued to abate over the six months covered by this report. This change in investor sentiment was due to a number of factors, including economic conditions that transitioned from being "less negative" to showing signs of meaningful improvement. Against this backdrop, the US spread sectors (non-Treasuries) generated strong results during the reporting period.

Overall, during the six months ended December 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 3.95%. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated very strong results over the six-month reporting period. During that time, the Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 21.10%, while the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 11.89%.

4  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

3

UBS Absolute Return Bond Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 3.14% (Class A shares returned 0.60% after the deduction of the maximum sales charge), while Class Y shares returned 3.23%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 0.81%, and the US LIBOR 3-Month Index (the "Index") returned 0.19%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund generated solid results during the reporting period. In particular, spread management, sector selection and currency management enhanced the Fund's results. This was somewhat offset by security selection and duration positioning.

Portfolio performance summary1

What worked

•  Spread management was rewarded. Spread management—the allocation of assets among non-government sectors of the fixed income market—was a significant positive contributor to the Fund's performance during the six-month period.

•  Sector selection benefited performance during the period.

  – Continuing the trend that began earlier in the year, corporate bond spreads2 continued to narrow during the reporting period as investor risk aversion abated. This was a positive for performance as corporate bonds substantially outperformed government securities during the reporting period. In particular, the Fund's holdings in the financial and, to a lesser extent, the industrials sector boosted its returns.

  – The Fund's holdings in the securitized markets added value during the six–month period. In particular, the Fund's holdings in residential mortgage-backed securities, collateralized debt obligations and asset-backed securities performed well as investor risk appetites remained robust and global economic conditions improved.

•  Active currency management was beneficial. Throughout the six month period, we implemented a number of tactical currency trades to take advantage of what we viewed as opportunities in the foreign exchange markets. As a whole, this contributed to the Fund's performance.

What didn't work

•  Security selection was a modest detractor from the Fund's performance. Holding some rather conservative names was slightly negative for results in a market in which risk-taking was heavily rewarded.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

2  The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.

4

UBS Absolute Return Bond Fund

•  The Fund's duration positioning was negative for performance. The Fund's duration (which is a measure of a portfolio's sensitivity to changes in interest rates) was actively managed during the reporting period. When the six-month period began, the Fund had an overall long duration. While we adjusted duration and ended the period with a short duration, our positioning as a whole detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Absolute Return Bond Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	3.14%	6.90%	(4.05)%
Class C3	2.95%	6.51%	(4.38)%
Class Y4	3.23%	7.09%	(3.88)%
After deducting maximum sales charge
Class A2	0.60%	4.22%	(4.58)%
Class C3	2.45%	6.01%	(4.38)%
Merrill Lynch US Treasury 1-3 Year Index[5]	0.81%	0.78%	4.26%
US LIBOR 3- Month Index[6]	0.19%	0.76%	3.72%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.13% and 1.01%; Class C—1.43% and 1.36%; Class Y—0.84% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Absolute Return Bond Fund is April 27, 2005. Inception date of the indices, for the purpose of this illustration, is April 30, 2005.

2  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three month inter-bank deposit in US dollars. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

6

UBS Absolute Return Bond Fund

Top ten fixed income holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	6.1%
Hypothekenbank in Essen AG, 5.250%, due 01/17/11	3.9
Federal Home Loan Mortgage Corp., 4.750%, due 03/05/12	3.4
US Treasury Note, 1.375%, due 03/15/12	3.2
Compagnie de Financement Foncier, 3.625%, due 01/16/12	3.2
Federal National Mortgage Association, 5.000%, due 10/15/11	3.1
Federal Home Loan Bank, 5.250%, due 06/18/14	3.0
Federal National Mortgage Association, 4.125%, due 04/15/14	2.9
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12	2.7
Federal National Mortgage Association Pools, #933765, 4.500%, due 04/01/38	2.6
Total	34.1%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
United States	44.3%
Germany	10.5
France	8.2
United Kingdom	6.3
Netherlands	3.4
Total	72.7%

7

UBS Absolute Return Bond Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2009

Bonds
Corporate bonds
Aerospace & defense	0.37%
Building materials	0.26
Capital markets	0.94
Commercial banks	5.35
Communications equipment	0.21
Computers & peripherals	0.29
Diversified financial services	9.21
Diversified telecommunication services	2.47
Electric utilities	1.61
Food & staples retailing	2.00
Health care providers & services	0.44
Industrial conglomerates	0.28
Media	0.30
Metals & mining	1.22
Oil, gas & consumable fuels	1.64
Personal products	0.57
Pharmaceuticals	0.24
Road & rail	0.43
Sovereign	1.12
Thrifts & mortgage finance	7.32
Tobacco	2.55
Wireless telecommunication services	0.96
Total corporate bonds	39.78%
Asset-backed securities	0.84%
Collateralized debt obligations	1.04
Commercial mortgage-backed securities	0.42
Mortgage & agency debt securities	24.89
US government obligation	3.25
Non US-government obligations	16.64
Sovereign/supranational bonds	4.41
Total bonds	91.27%
Short-term investment	3.71
Total investments	94.98%
Cash and other assets, less liabilities	5.02
Net assets	100.00%

8

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount		Value
Bonds: 91.27%
Corporate bonds: 39.78%
Australia: 0.84%
BHP Billiton Finance Ltd., 4.750%, due 04/04/12	EUR	300,000	$452,579
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		$400,000	479,320
Westpac Banking Corp., 4.200%, due 02/27/15		350,000	355,765
Total Australia corporate bonds			1,287,664
Denmark: 0.24%
Dong Energy A/S, 4.875%, due 05/07/14	EUR	250,000	377,574
France: 6.64%
BNP Paribas, 0.467%, due 11/23/15[1]		$3,750,000	3,659,940
Casino Guichard Perrachon SA, 5.500%, due 01/30/15	EUR	550,000	840,995
Compagnie de Financement Foncier, 3.625%, due 01/16/12		3,350,000	4,954,206
Credit Agricole SA, 0.454%, due 03/13/16[1]		$800,000	786,042
Total France corporate bonds			10,241,183
Germany: 4.24%
Hypo Real Estate Bank AG, 0.841%, due 02/09/10[1]	EUR	250,000	356,986
Hypothekenbank in Essen AG, 5.250%, due 01/17/11[2]		4,000,000	5,964,245
IKB Deutsche Industriebank AG, 0.787%, due 03/19/10[1]		150,000	212,283
Total Germany corporate bonds			6,533,514
Italy: 1.17%
Telecom Italia SpA, 4.750%, due 05/19/14	EUR	1,200,000	1,798,781
Luxembourg: 0.53%
ArcelorMittal, Series A, 9.000%, due 02/15/15		$350,000	413,384
GAZ Capital SA, 6.580%, due 10/31/13	GBP	250,000	401,781
Total Luxembourg corporate bonds			815,165
Netherlands: 3.09%
CRH Finance BV, 7.375%, due 05/28/14	EUR	250,000	406,182

	Face Amount		Value
LeasePlan Corp. NV, 0.889%, due 02/16/10[1]	EUR	300,000	$427,378
MDC BV, 5.750%, due 05/06/14[3]		$1,650,000	1,724,250
PACCAR Financial Europe BV, 5.125%, due 05/19/11	EUR	350,000	509,680
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	230,000	375,113
RWE Finance BV, 4.625%, due 08/17/10		800,000	1,315,119
Total Netherlands corporate bonds			4,757,722
Qatar: 0.28%
Qtel International Finance Ltd., 6.500%, due 06/10/14[3]		$400,000	432,560
South Korea: 0.34%
Hyundai Capital Services, Inc., 6.000%, due 05/05/15[3]		500,000	522,082
Spain: 0.50%
Telefonica Emisiones SAU, 5.431%, due 02/03/14	EUR	500,000	771,329
Sweden: 0.24%
Vattenfall Treasury AB. 4.250%, due 05/19/14	EUR	250,000	374,406
Switzerland: 0.88%
Credit Suisse/London, 6.125%, due 05/16/14	EUR	850,000	1,350,320
United Kingdom: 6.27%
Anglo American Capital PLC, 9.375%, due 04/08/14[3]		$450,000	539,972
HBOS PLC, 1.018%, due 09/01/16[1]	EUR	550,000	618,960
HSBC Holdings PLC, 4.500%, due 04/30/14		250,000	377,051
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		1,200,000	2,081,415
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	450,000	733,563
Royal Bank of Scotland Group PLC, 5.250%, due 05/15/13	EUR	1,000,000	1,478,466
Smiths Group PLC, 6.050%, due 05/15/14[3]		$400,000	425,190
Tesco PLC, 5.875%, due 09/12/16	EUR	1,400,000	2,240,465
Vodafone Group PLC, 5.750%, due 03/15/16		$650,000	699,140

9

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount		Value
WPP PLC, 6.625%, due 05/12/16	EUR	300,000	$465,348
Total United Kingdom corporate bonds			9,659,570
United States: 14.52%
Altria Group, Inc., 9.250%, due 08/06/19		$300,000	365,588
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	200,000	292,080
Anadarko Petroleum Corp., 5.750%, due 06/15/14		$1,000,000	1,083,658
AT&T, Inc., 4.850%, due 02/15/14		750,000	797,471
Avon Products, Inc., 5.625%, due 03/01/14		810,000	882,817
BAE Systems Holdings, Inc., 4.950%, due 06/01/14[3]		550,000	572,684
Bank of America Corp., 4.900%, due 05/01/13		1,400,000	1,451,396
Cisco Systems, Inc., 4.950%, due 02/15/19		310,000	317,753
Citigroup, Inc., 5.625%, due 08/27/12		1,640,000	1,686,853
CSX Corp., 5.750%, due 03/15/13		610,000	659,902
General Electric Capital Corp., Series A, 0.373%, due 12/20/13[1]		240,000	227,380
Series A, 3.750%, due 11/14/14		610,000	608,935
Series A, 6.750%, due 03/15/32		2,900,000	2,956,739
Goldman Sachs Group, Inc., 3.625%, due 08/01/12		1,400,000	1,442,427
Hewlett-Packard Co., 6.125%, due 03/01/14		400,000	446,955
JPMorgan Chase & Co., 4.750%, due 05/01/13		1,300,000	1,372,179
Nisource Finance Corp., 7.875%, due 11/15/10		750,000	786,270
ONEOK Partners LP, 8.625%, due 03/01/19		550,000	663,736
Pfizer, Inc., 3.625%, due 06/03/13	EUR	250,000	368,974
Roche Holdings, Inc., 4.625%, due 03/04/13		450,000	681,562
SLM Corp., 0.964%, due 11/15/11[1]		250,000	306,421
UST, Inc., 6.625%, due 07/15/12		$1,375,000	1,487,610
Verizon Wireless Capital LLC, 7.625%, due 12/19/11	EUR	500,000	788,424

	Face Amount	Value
Wells Fargo & Co., 5.250%, due 10/23/12	$2,000,000	$2,135,148
Total United States corporate bonds		22,382,962
Total corporate bonds (cost $57,969,709)		61,304,832
Asset-backed securities: 0.84%
United States: 0.84%
Bank of America Credit Card Trust, Series 2008-A1, Class A1, 0.813%, due 04/15/13[1]	300,000	299,319
Series 2008-A5, Class A5, 1.433%, due 12/16/13[1]	300,000	301,382
Chase Issuance Trust, Series 2007-A16, Class A16, 0.554%, due 06/16/14[1]	300,000	297,816
Series 2009-A3, Class A3, 2.400%, due 06/17/13	390,000	395,879
Total asset-backed securities (cost $1,257,208)		1,294,396
Collateralized debt obligations: 1.04%
Cayman Islands: 0.39%
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 4.284%, due 07/20/18[1,3,4,5]	220,000	33,000
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.533%, due 01/22/22[1,3,4,5]	290,000	126,498
FM Leveraged Capital Fund, Series 2006-2A, Class E, 4.023%, due 11/15/20[1,4]	400,000	100,000
Galena CDO Ltd., Series II-AIRL, Class A1U, 1.302%, due 04/07/17[1,3,4,5]	1,000,000	188,990
Gresham Street CDO Funding, Series 2003-1X, Class D, 3.524%, due 11/07/33[1,4]	100,000	2,000
Herald Ltd., 3.754%, due 09/16/45[1,2,4]	300,000	0
Kingsland Ltd., Series 2007-5A, Class E, 4.534%, due 07/14/21[1,3,4,5]	250,000	67,500
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.654%, due 06/15/11[1,3,4,5]	200,000	92,000
Total Cayman Islands collateralized debt obligations		609,988

10

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount		Value
Ireland: 0.01%
Valleriite CDO, Series 2007-1A, Class D1EU, 4.248%, due 12/20/17[1,3,4,5]	EUR	350,000	$16,206
Luxembourg: 0.00%[7]
Ashwell Rated SA, due 12/22/77[3,4,5,6]	GBP	220,000	3,553
Netherlands: 0.29%
Ares Euro CLO BV, Series 2007-1A, Class E, 4.491%, due 05/15/24[1,3,4,5]	EUR	470,000	116,427
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23[3,4,5]		530,000	75,978
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22[3,4,5]		300,000	34,405
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22[3,4,5,6]		250,000	114,684
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24[3,4,5]		350,000	100,349
Total Netherlands collateralized debt obligations			441,843
United States: 0.35%
Ajax One Ltd.,
Series 2A, Class C, 2.735%, due 09/08/32[1,3,4,5]		$500,000	150,000
Axius Europe CLO SA, Series 2007-1A, Class D, 3.991%, due 11/15/23[1,3,4,5]	EUR	350,000	160,558
MC Funding Ltd., Series 2006-1A, Class E, 4.003%, due 12/20/20[1,3,4,5]		$640,000	224,000
Total United States collateralized debt obligations			534,558
Total collateralized debt obligations (cost $7,652,483)			1,606,148
Commercial mortgage-backed securities: 0.42%
United States: 0.42%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2, 5.309%, due 10/10/45		390,000	391,703

	Face Amount		Value
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.805%, due 08/10/45[1]		$300,000	$257,594
Total commercial mortgage-backed securities (cost $589,052)			649,297
Mortgage & agency debt securities: 24.89%
United States: 24.89%
Federal Home Loan Bank, 5.250%, due 06/18/14		4,100,000	4,554,735
Federal Home Loan Mortgage Corp.,† 4.750%, due 03/05/12		4,950,000	5,309,504
5.000%, due 02/16/17		8,600,000	9,347,598
Federal Home Loan Mortgage Corp. Gold Pools,† #G04668, 5.000%, due 03/01/38		1,093,201	1,122,296
#G08307, 5.000%, due 11/01/38		1,564,452	1,606,001
Federal National Mortgage Association,† 4.125%, due 04/15/14		4,200,000	4,466,864
5.000%, due 10/15/11		4,470,000	4,777,326
Federal National Mortgage Association Pools,† #992260, 4.000%, due 01/01/39		3,325,576	3,213,684
#933765, 4.500%, due 04/01/38		3,961,882	3,958,976
Total mortgage & agency debt securities (cost $37,336,686)			38,356,984
US government obligation: 3.25%
US Treasury Note, 1.375%, due 03/15/12 (cost $5,014,625)		5,000,000	5,011,330
Non US-government obligations: 16.64%
Belgium: 0.84%
Government of Belgium, 4.000%, due 03/28/14	EUR	850,000	1,291,958
Canada: 1.28%
Quebec Province, 6.125%, due 01/22/11		$1,880,000	1,979,734

11

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount		Value
France: 1.53%
Government of France, 1.800%, due 07/25/40	EUR	1,627,025	$2,355,816
Germany: 6.25%
Bundesschatzanweisungen, 4.750%, due 06/11/10		1,600,000	2,335,264
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12	EUR	2,800,000	4,147,713
5.550%, due 06/07/21	GBP	1,800,000	3,149,543
			9,632,520
Greece: 1.39%
Hellenic Republic Government Bond, 4.300%, due 03/20/12	EUR	1,500,000	2,147,659
Italy: 2.12%
Republic of Italy, 4.500%, due 01/21/15		$1,565,000	1,637,253
4.750%, due 01/25/16		1,565,000	1,626,786
			3,264,039
Japan: 1.96%
Government of Japan, 2.500%, due 09/20/37	JPY	134,000,000	1,516,389
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$1,400,000	1,511,657
			3,028,046

	Face Amount		Value
Spain: 1.27%
Instituto de Credito Oficial, 5.375%, due 07/02/12		$1,800,000	$1,949,378
Total non US-government obligations (cost $24,967,463)			25,649,150
Sovereign/supranational bonds: 4.41%
European Investment Bank, 5.625%, due 10/15/10	EUR	1,200,000	1,783,399
6.250%, due 04/15/14	GBP	1,270,000	2,312,102
Inter-American Development Bank, 3.250%, due 11/15/11		$2,600,000	2,698,670
Total sovereign/ supranational bonds (cost $6,353,295)			6,794,171
Total bonds (cost $141,140,521)			140,666,308
	Shares
Short-term investment: 3.71%
Investment company: 3.71%
UBS Cash Management Prime Relationship Fund, 0.120%[8,9] (cost $5,709,497)		5,709,497	5,709,497
Total investments: 94.98% (cost $146,850,018)			146,375,805
Cash and other assets, less liabilities: 5.02%			7,742,420
Net assets: 100.00%			$154,118,225

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $146,850,018; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,979,550
Gross unrealized depreciation	(7,453,763)
Net unrealized depreciation of investments	$(474,213)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

12

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

2  Security exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2009, the value of these securities amounted to $5,964,245 or 3.87% of net assets.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $5,720,886 or 3.71% of net assets.

4  Security is illiquid. At December 31, 2009, the value of these securities amounted to $1,606,148 or 1.04% of net assets.

5  These securities, which represent 0.98% of net assets as of December 31, 2009, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
Ajax One Ltd., Series 2A, Class C, 2.735%, due 09/08/32	11/08/05	$487,550	0.32%	$150,000	0.10%
Ares Euro CLO BV, Series 2007-1A, Class E, 4.491%, due 05/15/24	03/16/07	625,664	0.41	116,427	0.08
Ashwell Rated SA, due 12/22/77	01/29/07	262,586	0.17	3,553	0.00	[a]
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 4.284%, due 07/20/18	04/24/06	216,595	0.14	33,000	0.02
Axius Europe CLO SA, Series 2007-1A, Class D, 3.991%, due 11/15/23	09/28/07	468,023	0.30	160,558	0.10
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.533%, due 01/22/22	04/27/07	285,865	0.18	126,498	0.08
Galena CDO Ltd., Series II-AIRL, Class A1U, 1.302%, due 04/07/17	03/08/07	1,000,000	0.65	188,990	0.12
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	686,465	0.45	75,978	0.05
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	367,812	0.24	34,405	0.02
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22	11/28/06	237,841	0.15	114,684	0.08
Kingsland Ltd., Series 2007-5A, Class E, 4.534%, due 07/14/21	05/02/07	243,231	0.16	67,500	0.04
MC Funding Ltd., Series 2006-1A, Class E, 4.003%, due 12/20/20	12/08/06	640,000	0.41	224,000	0.15
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24	05/18/07	463,444	0.30	100,349	0.07
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.654%, due 06/15/11	03/09/07	198,806	0.13	92,000	0.06

13

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
Valleriite CDO, Series 2007-1A, Class D1EU, 4.248%, due 12/20/17	06/12/07	$465,868	0.30%	$16,206	0.01%
		$6,649,750	4.31%	$1,504,148	0.98%

a  Amount represents less than 0.005%.

6  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

7  Amount represents less than 0.005%.

8  Investment in affiliated investment company.

9  The rate shown reflects the yield at December 31, 2009.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

GS  Goldman Sachs

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	47,020,000	USD	70,172,715	01/14/10	$2,767,194
Great Britain Pound	5,225,000	USD	8,676,551	01/14/10	237,445
Japanese Yen	412,319,680	USD	4,640,000	01/14/10	212,667
Swiss Franc	15,065,000	USD	14,929,840	01/14/10	365,701
United States Dollar	7,239,697	EUR	4,945,000	01/14/10	(150,792)
United States Dollar	3,350,653	JPY	297,600,000	01/14/10	(155,137)
United States Dollar	13,186,244	NOK	73,870,000	01/14/10	(432,684)
United States Dollar	7,840,755	SEK	53,850,000	01/14/10	(313,834)
United States Dollar	5,267,537	SEK	37,920,000	01/14/10	32,757
Net unrealized appreciation on forward foreign currency contracts					$2,563,317

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

14

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 27 contracts (USD)	March 2010	$3,264,089	$3,115,125	$(148,964)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 227 contracts (USD)	March 2010	(49,372,141)	(49,092,297)	279,844
5 Year US Treasury Notes, 387 contracts (USD)	March 2010	(45,142,319)	(44,266,148)	876,171
10 Year US Treasury Notes, 183 contracts (USD)	March 2010	(21,742,398)	(21,127,922)	614,476
Interest rate futures buy contracts:
Euro Buxl, 18 contracts (EUR)	March 2010	2,547,398	2,495,753	(51,645)
Interest rate futures sell contracts:
Euro-Bobl, 165 contracts (EUR)	March 2010	(27,575,105)	(27,357,725)	217,380
Euro-Bund, 40 contracts (EUR)	March 2010	(7,060,078)	(6,949,277)	110,801
Euro-Schatz, 105 contracts (EUR)	March 2010	(16,263,504)	(16,250,436)	13,068
Long Gilt, 32 contracts (GBP)	March 2010	(6,065,172)	(5,915,508)	149,664
Net unrealized appreciation on futures contracts				$2,060,795

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

Swap agreements

UBS Absolute Return Bond Fund had outstanding credit default swap agreements with the following terms as of December 31, 2009:

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made) received	Value	Unrealized depreciation
Goldman Sachs International	EUR	3,100,000	12/20/13	2.2000%[2]	—[3]	$—	$(181,175)	$(181,175)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe HiVol Series 10 Index.

15

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

Credit default swaps on corporate and sovereign issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made) received	Value	Unrealized appreciation
JP Morgan Chase	USD	1,550,000	12/20/14	1.000%[2]	—[3]	$55,787	$(48,071)	$7,716

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the McKesson HBOC, Inc. 7.650% bond, due 03/01/27.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Goldman Sachs International	USD	3,000,000	06/20/18	—[3]	0.5140%[4]	$—	$(139,783)	$(139,783)	0.8300%
Goldman Sachs International	USD	2,300,000	12/20/18	—[5]	1.1425[4]	—	(47,715)	(47,715)	0.9800
Goldman Sachs International	USD	3,000,000	09/20/19	—[6]	1.0000[4]	(19,160)	23,737	4,577	0.5400
JP Morgan Chase	USD	1,550,000	12/20/14	—[7]	1.0000[4]	(53,442)	48,736	(4,706)	0.2000
						$(72,602)	$(115,025)	$(187,627)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Austria 5.250% bond, due 01/14/11.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Johnson & Johnson 3.800% bond, due 05/15/13.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

16

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)
Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$61,304,832	$—	$61,304,832
Asset-backed securities	—	1,294,396	—	1,294,396
Collateralized debt obligations	—	—	1,606,148	1,606,148
Commercial mortgage-backed securities	—	649,297	—	649,297
Mortgage & agency debt securities	—	38,356,984	—	38,356,984
US government obligation	—	5,011,330	—	5,011,330
Non US-government obligations	—	25,649,150	—	25,649,150
Sovereign/supranational bonds	—	6,794,171	—	6,794,171
Short-term investment	—	5,709,497	—	5,709,497
Other financial instruments[1]	2,060,795	2,202,231	—	4,263,026
Total	$2,060,795	$146,971,888	$1,606,148	$150,638,831

1  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$542,156	$542,156
Total gains or losses (realized/unrealized) included in earnings	1,086,321	1,086,321
Purchases, sales, issuances, and settlements (net)	(22,329)	(22,329)
Transfers in and/or out of Level 3	—	—
Ending balance	$1,606,148	$1,606,148
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$1,073,605	$1,073,605

See accompanying notes to financial statements.
17

UBS Global Bond Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Global Bond Fund (the "Fund") returned 7.76% (Class A shares returned 2.85% after the deduction of the maximum sales charge), while Class Y shares returned 7.93%. The Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the "Index"), returned 5.33% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 20; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's outperformance was due to a variety of factors, including our spread management, country allocations, sector positioning, duration and currency management.

Portfolio performance summary1

What worked

•  Spread management was rewarded. Spread management—the allocation of assets among non-government sectors of the fixed income market—was a significant positive contributor to the Fund's performance during the six-month period.

•  A number of country allocation decisions aided our results.

  – Early in the reporting period, we had overweight exposures to several peripheral European sovereign bond markets, including Italy. This added value as their spreads2 narrowed more than their core European market counterparts.

  – An overweight to Japanese inflation-linked securities was rewarded as the country emerged from its recession during the period.

•  The Fund's duration positioning was, overall positive for performance. The Fund's duration (which is a measure of a portfolio's sensitivity to changes in interest rates) was actively managed during the reporting period. When the six-month period began, the Fund had an overall short duration. During the third quarter of 2009, we adjusted the Fund's duration to be even shorter than that of the benchmark. This was rewarded, as interest rates moved sharply higher in December.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

2  The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.

18

UBS Global Bond Fund

•  Sector positioning was an overall positive for performance.

  – Continuing the trend that began earlier in the year, corporate bond spreads further narrowed during the reporting period as investor risk aversion abated. Having an overweight to investment grade corporate bonds was a positive for performance as corporate bonds substantially outperformed government securities. In particular, the Fund's holdings in the financial sector boosted its returns.

  – The Fund's securitized exposure benefited performance, including our asset-backed securities (ABS) and collateralized debt obligations (CDOs). In each case, their spreads narrowed from their elevated levels seen earlier in the year.

•  Active currency management was beneficial. During the six month period our overweights to the US dollar and Swedish krona contributed to results, as did our underweights to the Japanese yen and the euro.

What didn't work

•  Toward the end of the review period, the Fund's active curve positioning detracted from performance. The Fund was positioned to benefit from flattening yield curves; however, yield curves generally steepened over the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

19

UBS Global Bond Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	7.76%	6.47%	(0.06)%	N/A	4.47%
Class B3	7.34%	5.67%	(0.83)%	N/A	4.28%[6]
Class C4	7.66%	5.97%	(0.55)%	N/A	3.40%
Class Y5	7.93%	6.78%	0.19%	4.23%	4.71%
After deducting maximum sales charge
Class A2	2.85%	1.63%	(0.99)%	N/A	3.89%
Class B3	2.34%	0.67%	(1.13)%	N/A	4.28%[6]
Class C4	6.91%	5.22%	(0.55)%	N/A	3.40%
Barclays Capital Global Aggregate Index[7]	5.33%	6.93%	4.56%	6.49%	6.32%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.68% and 1.15%; Class B—2.55% and 1.90%; Class C—2.17% and 1.65%; Class Y—1.44% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Bond Fund Class A shares is November 5, 2001. Inception dates of Class B and Class C shares are November 26, 2001 and July 2, 2002, respectively. Inception date of Class Y shares and the index is July 31, 1993.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) is a broad-based, market capitalization weighted index which measures the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

20

UBS Global Bond Fund

Top ten fixed income holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17	5.8%
Bundesrepublik Deutschland, 5.375%, due 01/04/10	5.6
Buoni Poliennali Del Tesoro, 5.000%, due 08/01/39	4.5
Bundesrepublik Deutschland, 5.250%, due 07/04/10	4.2
Instituto de Credito Oficial, 5.375%, due 07/02/12	3.1
Government of Japan, 1.900%, due 06/20/25	3.1
Government of Japan, 1.300%, due 03/20/15	3.1
Government of Japan, 0.800%, due 03/20/13	2.8
Bundesschatzanweisungen, 4.750%, due 06/11/10	2.8
Government of Japan, 1.800%, due 06/20/17	2.7
Total	37.7%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
United States	31.4%
Germany	22.1
Japan	17.5
Italy	7.4
Spain	6.8
Total	85.2%

21

UBS Global Bond Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2009

Bonds
Corporate bonds
Commercial banks	10.73%
Diversified financial services	5.03
Diversified telecommunication services	2.25
Electric utilities	0.33
Financial	0.26
Food & staples retailing	2.40
Food products	0.88
Media	1.81
Metals & mining	0.50
Oil, gas & consumable fuels	3.13
Personal products	0.99
Thrifts & mortgage finance	3.98
Tobacco	2.34
Total corporate bonds	34.63%
Asset-backed securities	0.18
Collateralized debt obligations	1.84
Commercial mortgage-backed securities	1.72
Mortgage & agency debt securities	9.84
US government obligations	2.62
Non-US government obligations	47.55
Sovereign/supranational bond	2.18
Total bonds	100.56%
Total investments	100.56
Liabilities, in excess of cash and other assets	(0.56)
Net assets	100.00%

22

UBS Global Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount		Value
Bonds: 100.56%
Corporate bonds: 34.63%
Australia: 0.79%
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		$100,000	$119,830
Westpac Banking Corp., 4.200%, due 02/27/15		70,000	71,153
Total Australia corporate bonds			190,983
France: 1.47%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR	150,000	222,648
France Telecom SA, 8.500%, due 03/01/31		$100,000	133,081
Total France corporate bonds			355,729
Germany: 6.30%
Bayerische Landesbank, 3.750%, due 05/23/11	EUR	240,000	354,616
Dexia Kommunalbank Deutschland AG, 3.500%, due 04/15/11		250,000	367,087
Hypothekenbank in Essen AG, 4.000%, due 11/21/11		240,000	357,105
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	250,000	444,877
Total Germany corporate bonds			1,523,685
Italy: 1.25%
Telecom Italia SpA, 1.510%, due 06/07/16[1]	EUR	100,000	133,159
5.625%, due 12/29/15	GBP	50,000	82,218
8.250%, due 03/21/16	EUR	50,000	87,015
Total Italy corporate bonds			302,392
Jersey (Channel Islands): 0.69%
Travelers Insurance Company Institutional Funding Ltd., 5.750%, due 12/06/11	GBP	100,000	167,464
Luxembourg: 0.33%
Enel Finance International SA, 5.625%, due 08/14/24	GBP	50,000	79,034
Netherlands: 0.34%
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	50,000	81,547

	Face Amount		Value
Norway: 1.01%
StatoilHydro ASA, 5.250%, due 04/15/19		$230,000	$243,788
Qatar: 0.45%
Qtel International Finance Ltd., 6.500%, due 06/10/14[2]		$100,000	108,140
South Korea: 0.43%
Hyundai Capital Services, Inc., 6.000%, due 05/05/15[2]		$100,000	104,417
Spain: 1.27%
Caja de Ahorros y Monte de Piedad de Madrid, 4.125%, due 03/24/36	EUR	250,000	307,604
United Kingdom: 3.64%
Barclays Bank PLC, 7.500%, due 12/15/10[1,3]	EUR	75,000	103,216
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		150,000	260,177
Nationwide Building Society, 0.930%, due 12/22/16[1]		200,000	236,901
WPP PLC, 6.625%, due 05/12/16		180,000	279,208
Total United Kingdom corporate bonds			879,502
United States: 16.66%
Altria Group, Inc., 9.250%, due 08/06/19		$250,000	304,657
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	50,000	73,020
Anadarko Petroleum Corp., 5.750%, due 06/15/14		$100,000	108,366
Avon Products, Inc., 5.625%, due 03/01/14		220,000	239,777
Bank of America Corp., 7.375%, due 05/15/14		200,000	226,943
Bear Stearns Cos. LLC, 5.700%, due 11/15/14		300,000	330,100
BNP Paribas Capital Trust III, 6.625%, due 10/23/11[1,3]	EUR	175,000	234,565
Citigroup, Inc., 4.750%, due 05/31/17[1,4]		50,000	62,128
5.625%, due 08/27/12		$150,000	154,285

23

UBS Global Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount		Value
Comcast Cable Communications LLC, 6.750%, due 01/30/11		$150,000	$158,305
General Electric Capital Corp., Series A, 6.750%, due 03/15/32		110,000	112,152
HSBC Finance Corp., 6.750%, due 05/15/11		350,000	369,907
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		175,000	162,136
Kraft Foods, Inc., 5.625%, due 11/01/11		200,000	212,413
Kroger Co., 8.050%, due 02/01/10		350,000	351,914
Morgan Stanley, 5.450%, due 01/09/17		250,000	252,679
ONEOK Partners LP, 8.625%, due 03/01/19		200,000	241,359
SanPaolo IMI Capital, 8.126%, due 11/10/10[1,3]	EUR	100,000	141,205
SLM Corp., 0.964%, due 11/15/11[1]		50,000	61,284
Wal-Mart Stores, Inc., 4.875%, due 01/19/39	GBP	150,000	228,245
Total United States corporate bonds			4,025,440
Total corporate bonds (cost $7,950,147)			8,369,725
Asset-backed securities: 0.18%
United Kingdom: 0.12%
Whinstone Capital Management Ltd., Series 1A,Class B2, 1.633%, due 10/25/44[1]	EUR	77,108	27,635
United States: 0.06%
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.411%, due 09/25/36[1]		$44,942	14,832
Total asset-backed securities (cost $136,140)			42,467
Collateralized debt obligations: 1.84%
Cayman Islands: 0.18%
Black Diamond CLO Ltd., Series 2005-2X, Class IN, due 01/07/18[5,6]		$100,000	21,000

	Face Amount		Value
Gulf Stream - Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21[2,5,6,7]		$100,000	$22,000
Total Cayman Islands collateralized debt obligations			43,000
Ireland: 0.27%
Valleriite CDO, Series 2007-1A, Class A1EU, 1.598%, due 12/29/17[1,2,6,7]	EUR	160,000	65,943
Netherlands: 0.92%
Queen Street CLO, Series 2006-1A, Class C1, 1.624%, due 04/15/23[1,2,6,7]	EUR	250,000	193,924
Series 2007-1A, Class F, 6.980%, due 08/15/24[2,6,7]		100,000	28,671
Total Netherlands collateralized debt obligations			222,595
United States: 0.47%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.507%, due 06/09/19[1,2,6,7]		$250,000	112,500
Total collateralized debt obligations (cost $1,116,675)			444,038
Commercial mortgage-backed securities: 1.72%
United States: 1.72%
Bear Stearns Commercial Mortgage Securities Trust, Series 2000-WF2, Class A2, 7.320%, due 10/15/32[1]		63,041	64,278
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.805%, due 08/10/45[1]		25,000	21,466
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43		350,000	330,626
Total commercial mortgage-backed securities (cost $421,916)			416,370
Mortgage & agency debt securities: 9.84%
United States: 9.84%
Federal Home Loan Mortgage Corp. Gold Pools,† #G04461, 5.000%, due 07/01/38		235,465	241,719

24

UBS Global Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount		Value
Federal National Mortgage Association Pools,† #AA5244, 4.000%, due 05/01/39		$74,157	$71,662
#909356, 5.000%, due 02/01/37		252,242	259,192
#914467, 5.000%, due 04/01/37		210,930	216,708
#915829, 5.500%, due 03/01/37		236,243	247,563
#928197, 5.500%, due 03/01/37		212,630	222,818
#968197, 5.500%, due 01/01/38		221,813	232,442
#AC1466, 5.500%, due 08/01/39		222,520	233,147
#900568, 6.000%, due 09/01/36		127,404	135,327
#940642, 6.000%, due 08/01/37		211,137	223,971
#889579, 6.000%, due 05/01/38		211,970	224,854
Government National Mortgage Association Pools, #781276, 6.500%, due 04/15/31		62,686	67,806
Total mortgage & agency debt securities (cost $2,274,066)			2,377,209
US government obligations: 2.62%
US Treasury Bonds, 4.250%, due 05/15/39		440,000	412,775
US Treasury Notes, 1.375%, due 02/15/12		220,000	220,636
			633,411
Total US government obligations (cost $658,956)			633,411
Non-US government obligations: 47.55%
Germany: 15.84%
Bundesobligation, 4.000%, due 10/11/13	EUR	155,000	237,268
Bundesrepublik Deutschland, 5.000%, due 07/04/11		350,000	530,693
5.250%, due 07/04/10		700,000	1,026,806
5.375%, due 01/04/10		950,000	1,362,533
Bundesschatzanweisungen, 4.750%, due 06/11/10		460,000	671,388
			3,828,688

	Face Amount		Value
Greece: 1.78%
Hellenic Republic Government Bond, 4.300%, due 03/20/12	EUR	300,000	$429,532
Italy: 6.13%
Buoni Poliennali Del Tesoro, 5.000%, due 08/01/39	EUR	725,000	1,077,041
Republic of Italy, 4.750%, due 01/25/16		$390,000	405,397
			1,482,438
Japan: 17.49%
Government of Japan, 0.800%, due 03/20/13	JPY	62,950,000	687,538
1.300%, due 03/20/15		66,050,000	737,010
1.800%, due 06/20/17		57,000,000	653,044
1.900%, due 06/20/25		68,800,000	745,761
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17		135,876,000	1,403,913
			4,227,266
Spain: 5.56%
Government of Spain, 4.200%, due 07/30/13	EUR	225,000	341,250
6.000%, due 01/31/29		145,000	243,503
Instituto de Credito Oficial, 5.375%, due 07/02/12		$700,000	758,092
			1,342,845
United Kingdom: 0.75%
UK Gilts, 5.000%, due 03/07/12	GBP	105,000	181,997
Total non US-government obligations (cost $10,940,087)			11,492,766
Sovereign/supranational bond: 2.18%
European Investment Bank, 6.250%, due 04/15/14 (cost $588,222)	GBP	290,000	527,960
Total bonds (cost $24,086,209)			24,303,946
Total investments: 100.56% (cost $24,086,209)			24,303,946
Liabilities, in excess of cash and other assets: (0.56%)			(134,504)
Net assets: 100.00%			$24,169,442

25

UBS Global Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $24,086,209; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,304,794
Gross unrealized depreciation	(1,087,057)
Net unrealized appreciation of investments	$217,737

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $631,872 or 2.61% of net assets.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

5  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

6  Security is illiquid. At December 31, 2009, the value of these securities amounted to $444,038 or 1.84% of net assets.

7  These securities, which represent 1.75% of net assets as of December 31, 2009, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
Gulf Stream - Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21	05/17/07	$100,000	0.41%	$22,000	0.09%
Hewett's Island CDO Ltd.,	05/09/07	243,459	1.01	110,678	0.46
Series 2007-6A, Class D,	06/25/09	2,221	0.01	999	0.00	[a]
2.507%, due 06/09/19	09/25/09	1,828	0.01	823	0.00	[a]
Queen Street CLO, Series 2006-1A, Class C1, 1.624%, due 04/15/23	12/21/06	245,895	1.02	193,924	0.80
Series 2007-1A, Class F, 6.980%, due 08/15/24	05/18/07	98,000	0.40	28,671	0.12
Valleriite CDO, Series 2007-1A, Class AIEU, 1.598%, due 12/29/17	06/12/07	160,000	0.66	65,943	0.27
		$851,403	3.52%	$423,038	1.75%

a  Amount represents less than 0.005%.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

GS  Goldman Sachs

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

26

UBS Global Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	505,000	USD	722,150	01/05/10	$(1,793)
Euro	1,865,000	USD	2,811,599	03/03/10	138,197
Great Britain Pound	670,000	USD	1,113,090	03/03/10	31,221
Japanese Yen	24,400,000	USD	263,892	01/05/10	1,907
Japanese Yen	45,000,000	USD	513,107	03/03/10	29,803
Swedish Krona	1,080,000	USD	151,850	03/03/10	854
United States Dollar	611,833	AUD	665,000	03/03/10	(17,915)
United States Dollar	778,362	CAD	815,000	03/03/10	908
United States Dollar	275,157	DKK	1,360,000	03/03/10	(13,336)
United States Dollar	428,283	EUR	300,000	03/03/10	1,755
United States Dollar	472,937	EUR	320,000	03/03/10	(14,230)
United States Dollar	251,071	GBP	155,000	03/03/10	(788)
United States Dollar	95,636	GBP	60,000	03/03/10	1,247
United States Dollar	269,885	JPY	24,200,000	03/03/10	(9,974)
United States Dollar	292,211	KRW	338,000,000	03/03/10	(2,449)
United States Dollar	1,049,168	SEK	7,190,000	03/03/10	(43,921)
Net unrealized appreciation on forward foreign currency contracts					$101,486

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

SEK  Swedish Krona

USD  United States Dollar

Futures contracts

UBS Global Bond Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 7 contracts (USD)	March 2010	$846,245	$807,625	$(38,620)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 16 contracts (USD)	March 2010	(1,866,349)	(1,830,125)	36,224
Net unrealized depreciation on futures contracts				$(2,396)

Currency type abbreviations:

USD  United States Dollar

27

UBS Global Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

UBS Global Bond Fund had outstanding credit default swap agreements with the following terms as of December 31, 2009:

Credit default swaps on corporate and sovereign issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made) received	Value	Unrealized depreciation
Deutsche Bank AG	EUR	250,000	12/20/13	1.6000%[2]	—[3]	$—	$(14,118)	$(14,118)
Deutsche Bank AG	EUR	250,000	12/20/13	0.9500[2]	—[4]	—	(6,023)	(6,023)
Goldman Sachs International	EUR	250,000	12/20/13	1.0500[2]	—[5]	—	(8,731)	(8,731)
						$—	$(28,872)	$(28,872)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Telecom 8.125% bond, due 05/29/12.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel NV 4.250% bond, due 06/14/11.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Henkel AG & Co KGaA 4.250% bond, due 06/10/13.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments made (received)	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Goldman Sachs International	EUR	280,000	12/20/18	—[4]	1.2600%[3]	$—	$3,109	$3,109	0.7800%
JPMorgan Chase Bank	USD	700,000	12/20/18	—[5]	0.4700[3]	—	(36,682)	(36,682)	0.8300
						$—	$(33,573)	$(33,573)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payments received are based on the notional amount.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

28

UBS Global Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)
Concluded

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$8,369,725	$—	$8,369,725
Asset-backed securities	—	42,467	—	42,467
Collateralized debt obligations	—	—	444,038	444,038
Commercial mortgage-backed securities	—	416,370	—	416,370
Mortgage & agency debt securities	—	2,377,209	—	2,377,209
US government obligations	—	633,411	—	633,411
Non-US government obligations	—	11,492,766	—	11,492,766
Sovereign/supranational bond	—	527,960	—	527,960
Other financial instruments[1]	(2,396)	39,041	—	36,645
Total	$(2,396)	$23,898,949	$444,038	$24,340,591

1  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$105,822	$105,822
Total gains or losses (realized/unrealized) included in earnings	338,216	338,216
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—
Ending balance	$444,038	$444,038
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$338,175	$338,175

See accompanying notes to financial statements.
29

UBS High Yield Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS High Yield Fund (the "Fund") returned 20.89% (Class A shares gained 15.52% after the deduction of the maximum sales charge), while Class Y shares returned 20.88%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 21.10% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 32; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund generated a strong absolute return during the reporting period, and performed largely in line with its benchmark.

Portfolio performance summary1

What worked

•  Positioning in a number of sectors positively contributed to performance during the reporting period.

  – Financials was among the best performing sectors in the benchmark during the reporting period. Strong security selection in this area benefited Fund performance, as did moving from a neutral position in the sector, to an overweight one versus the benchmark.

  – Increasing the Fund's exposure from a neutral to overweight position in the technology sector was also rewarded. In particular, we emphasized software companies. This positively contributed to performance as they generated strong results during the period.

  – An overweight in broadcasting was a positive for performance, as was security selection in gaming.

  – An underweight to the cable sector added value as the sector lagged the benchmark during the reporting period.

What didn't work

•  Our exposures in certain sectors detracted from relative results.

  – While our overweight in broadcasting was additive to performance, this positive outcome was offset by security selection in the sector. While we emphasized higher quality names, they lagged their lower quality counterparts during the period.

  – As mentioned, our security selection in gaming benefited the Fund's results. However, this positive was mitigated by our overweight position to the sector, when the sector as a whole underperformed the benchmark.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

30

UBS High Yield Fund

•  An underweight to distressed securities was a negative for relative performance.

  – We maintained an underweight to distressed securities given our concerns that their default rates may remain elevated. Overall, this positioning detracted from relative performance as investors' appetite for riskier assets remained robust. During the six-month reporting period, the distressed sector gained roughly 29%. In contrast, less risky B-rated bonds gained approximately 20% over the same period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

31

UBS High Yield Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	20.89%	44.55%	4.17%	5.16%	5.10%
Class B3	20.43%	43.14%	3.37%	N/A	6.44%[6]
Class C4	20.59%	43.50%	3.62%	N/A	6.51%
Class Y5	20.88%	44.50%	4.42%	5.44%	5.66%
After deducting maximum sales charge
Class A2	15.52%	38.18%	3.22%	4.68%	4.67%
Class B3	15.43%	38.14%	3.09%	N/A	6.44%[6]
Class C4	19.84%	42.75%	3.62%	N/A	6.51%
Merrill Lynch US High Yield Cash Pay Constrained Index[7]	21.10%	56.78%	6.24%	6.89%	6.24%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.33% and 1.20%; Class B—2.15% and 1.95%; Class C—1.86% and 1.70%; Class Y—1.06% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS High Yield Fund Class A shares is December 31, 1998. Inception date of Class B and Class C shares is November 7, 2001. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

32

UBS High Yield Fund

Top ten fixed income holdings (unaudited)

As of December 31, 2009

Percentage of net assets
First Data Corp., 9.875%, due 09/24/15	1.5%
Ford Motor Credit Co. LLC, 9.875%, due 08/10/11	1.4
FireKeepers Development Authority, 13.875%, due 05/01/15	1.3
Mirant Americas Generation LLC, 9.125%, due 05/01/31	1.1
Tube City IMS Corp., 9.750%, due 02/01/15	1.1
Teck Resources Ltd., 10.250%, due 05/15/16	1.1
Chesapeake Energy Corp., 7.250%, due 12/15/18	1.1
HCA, Inc., 9.125%, due 11/15/14	1.1
SunGard Data Systems, Inc., 10.250%, due 08/15/15	1.0
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	0.9
Total	11.6%

33

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2009

Bonds
Corporate bonds
Aerospace/defense	1.10%
Airlines	0.37
Apparel/textiles	0.48
Auto loans	1.52
Auto parts & equipment	0.86
Automakers	1.20
Banking	4.57
Beverage	0.56
Brokerage	0.58
Building & construction	1.83
Building materials	1.78
Chemicals	1.33
Consumer/commercial lease financing	2.86
Consumer—products	1.07
Diversified capital goods	1.78
Electric—generation	4.60
Electric—integrated	0.90
Electronics	1.43
Energy—exploration & production	4.69
Environmental	0.28
Food—wholesale	1.36
Food & drug retailers	1.92
Forestry/paper	2.33
Gaming	6.70
Gas distribution	4.22
Health services	5.33
Hotels	0.35
Investments & misc financial services	0.24
Leisure	0.39
Life/health insurance	0.17
Machinery	0.51
Media—broadcast	2.26
Media—services	2.02
Media—cable	1.57
Metals/mining excluding steel	3.24
Multi-line insurance	2.11
Non-food & drug retailers	3.23
Oil field equipment & services	1.56%
Oil refining & marketing	0.09
Packaging	1.97
Pharmaceuticals	1.48
Printing & publishing	2.30
Property & casualty insurance	0.83
Real estate development & management	0.42
Real estate investment trust (REIT)	0.52
Restaurants	0.14
Software/services	3.18
Steel producers/products	2.05
Support—services	2.75
Technology	0.19
Telecom—integrated/services	3.31
Telecom—wireless	3.47
Theaters & entertainment	0.32
Transportation excluding air/rail	1.20
Total corporate bonds	97.52%
Asset-backed securities	0.15
Commercial mortgage-backed security	0.05
Total bonds	97.72%
Common stocks
Hotels, restaurants & leisure	0.00
Media—cable	0.05
Printing & publishing	0.00
Total common stocks	0.05%
Preferred stock
Media—broadcast	0.00[1]
Warrants	0.00[1]
Short-term investment	0.02
Total investments	97.79%
Cash and other assets, less liabilities	2.21
Net assets	100.00%

1  Amount represents less than 0.005%.

34

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Bonds: 97.72%
Corporate bonds: 97.52%
Bermuda: 1.49%
Intelsat Bermuda Ltd., 11.250%, due 02/04/17[1]	$300,000	$300,750
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	777,000	841,103
Ship Finance International Ltd., 8.500%, due 12/15/13	190,000	179,312
Total Bermuda corporate bonds		1,321,165
Canada: 3.10%
Bombardier, Inc., 6.750%, due 05/01/12[1]	230,000	237,475
Cascades, Inc., 7.750%, due 12/15/17[1]	75,000	75,750
Nova Chemicals Corp., 8.625%, due 11/01/19[1]	150,000	152,625
Novelis, Inc., 7.250%, due 02/15/15	200,000	190,500
OPTI Canada, Inc., 8.250%, due 12/15/14	175,000	144,156
9.000%, due 12/15/12[1]	150,000	153,375
Reliance Intermediate Holdings LP, 9.500%, due 12/15/19[1]	200,000	208,250
Teck Resources Ltd., 10.250%, due 05/15/16	825,000	961,125
10.750%, due 05/15/19	525,000	627,375
Total Canada corporate bonds		2,750,631
Cayman Islands: 0.21%
XL Capital Ltd., Series E, 6.500%, due 04/15/17[2,3]	250,000	188,750
France: 0.13%
Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	115,000	114,138
Germany: 0.09%
UPC Germany GmbH, 8.125%, due 12/01/17[1]	75,000	75,844
Ireland: 0.13%
Elan Corp. PLC, 8.750%, due 10/15/16[1]	125,000	119,375

	Face Amount	Value
Liberia: 0.39%
Royal Caribbean Cruises Ltd., 6.875%, due 12/01/13	$230,000	$225,975
7.500%, due 10/15/27	150,000	123,562
Total Liberia corporate bonds		349,537
Luxembourg: 1.23%
Evraz Group SA, 9.500%, due 04/24/18[1]	200,000	199,000
Expro Finance Luxembourg SCA, 8.500%, due 12/15/16[1]	205,000	203,463
Steel Capital SA, 9.750%, due 07/29/13[1]	125,000	125,937
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]	270,000	294,975
12.000%, due 12/01/15[1]	250,000	267,500
Total Luxembourg corporate bonds		1,090,875
Netherlands: 0.35%
ING Groep NV, 5.775%, due 12/08/15[2,3]	240,000	177,286
NXP BV, 7.875%, due 10/15/14	150,000	136,125
Total Netherlands corporate bonds		313,411
United Kingdom: 1.71%
Global Aviation Holdings Ltd., 14.000%, due 08/15/13[1]	175,000	173,906
Global Crossing UK Finance PLC, 10.750%, due 12/15/14	200,000	205,000
Hanson Ltd., 6.125%, due 08/15/16	200,000	191,000
HBOS Capital Funding LP, 6.071%, due 06/30/14[1,2,3]	185,000	120,250
Ineos Group Holdings PLC, 8.500%, due 02/15/16[1]	230,000	154,675
Royal Bank of Scotland Group PLC, Series U, 7.640%, due 09/29/17[2,3]	850,000	459,000
Vedanta Resources PLC, 9.500%, due 07/18/18[1]	100,000	101,500
Virgin Media Finance PLC, Series 1, 9.500%, due 08/15/16	100,000	107,375
Total United Kingdom corporate bonds		1,512,706

35

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
United States: 88.69%
AAC Group Holding Corp., 10.250%, due 10/01/12[1]	$665,000	$666,663
ACCO Brands Corp., 10.625%, due 03/15/15[1]	75,000	82,500
Advanced Micro Devices, Inc., 8.125%, due 12/15/17[1]	135,000	134,494
AES Corp., 7.750%, due 03/01/14	50,000	50,750
8.000%, due 06/01/20	250,000	254,375
Affinion Group, Inc., 10.125%, due 10/15/13	500,000	513,750
AK Steel Corp., 7.750%, due 06/15/12	225,000	227,250
Allison Transmission, Inc., 11.000%, due 11/01/15[1]	140,000	147,000
AMC Entertainment, Inc., 8.750%, due 06/01/19	275,000	280,500
American Axle & Manufacturing Holdings, Inc., 9.250%, due 01/15/17[1]	135,000	137,025
American General Finance Corp., Series H, 4.000%, due 03/15/11	225,000	203,425
4.875%, due 05/15/10	150,000	147,925
Series H, 5.375%, due 10/01/12	75,000	60,308
5.625%, due 08/17/11	325,000	283,491
5.850%, due 06/01/13	520,000	410,902
6.900%, due 12/15/17	725,000	503,407
American International Group, Inc., 6.250%, due 03/15/37	705,000	387,750
8.175%, due 05/15/58[2]	675,000	445,500
Ameristar Casinos, Inc., 9.250%, due 06/01/14[1]	225,000	233,438
Apria Healthcare Group, Inc., 11.250%, due 11/01/14[1]	575,000	631,063
12.375%, due 11/01/14[1]	50,000	55,000
Aquilex Holdings LLC, 11.125%, due 12/15/16[1]	70,000	69,825
ARAMARK Corp., 8.500%, due 02/01/15	560,000	576,800
Arch Coal, Inc., 8.750%, due 08/01/16[1]	100,000	105,750
ArvinMeritor, Inc., 8.125%, due 09/15/15	125,000	119,375
Ashland, Inc., 9.125%, due 06/01/17[1]	165,000	181,088
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	550,000	486,750

	Face Amount	Value
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	$360,000	$388,350
12.750%, due 03/01/16	720,000	804,600
BAC Capital Trust XI, 6.625%, due 05/23/36	150,000	134,036
Baker & Taylor, Inc., 11.500%, due 07/01/13[1]	400,000	215,500
Baldor Electric Co., 8.625%, due 02/15/17	110,000	112,475
BankAmerica Capital II, 8.000%, due 12/15/26	355,000	347,900
Beazer Homes USA, Inc., 6.875%, due 07/15/15	15,000	11,325
8.125%, due 06/15/16	150,000	113,250
8.375%, due 04/15/12	100,000	94,000
Belden, Inc., 9.250%, due 06/15/19[1]	100,000	105,625
Berry Plastics Escrow LLC, 8.250%, due 11/15/15[1]	125,000	125,625
8.875%, due 09/15/14[1]	100,000	97,250
Biomet, Inc., 10.375%, due 10/15/17[4]	525,000	569,625
11.625%, due 10/15/17	611,000	675,155
Bio-Rad Laboratories, Inc., 8.000%, due 09/15/16[1]	140,000	147,700
Blockbuster, Inc., 11.750%, due 10/01/14[1]	100,000	95,000
Boise Cascade LLC, 7.125%, due 10/15/14	100,000	90,125
Boise Paper Holdings LLC, 9.000%, due 11/01/17[1]	70,000	72,537
Bon-Ton Department Stores, Inc., 10.250%, due 03/15/14	100,000	92,250
Brunswick Corp., 11.250%, due 11/01/16[1]	80,000	90,000
Building Materials Corp of America, 7.750%, due 08/01/14	175,000	173,250
Bumble Bee Foods LLC, 7.750%, due 12/15/15[1]	125,000	125,312
C10 Capital SPV Ltd., 6.722%, due 12/31/16[1,2,3]	235,000	165,637
Cablevision Systems Corp., 8.625%, due 09/15/17[1]	425,000	442,531
Calpine Construction Finance Co. LP, 8.000%, due 06/01/16[1]	200,000	206,000
Carriage Services, Inc., 7.875%, due 01/15/15	250,000	236,875
Case New Holland, Inc., 7.750%, due 09/01/13[1]	175,000	178,937

36

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14	$420,000	$466,200
Cemex Finance LLC, 9.500%, due 12/14/16[1]	100,000	104,750
Cengage Learning Acquisitions, Inc., 10.500%, due 01/15/15[1]	125,000	119,531
Chesapeake Energy Corp., 7.250%, due 12/15/18	950,000	957,125
Cincinnati Bell, Inc., 8.250%, due 10/15/17	200,000	203,000
CIT Group Funding Co. of Delaware LLC, 10.250%, due 05/01/14	190,000	193,325
10.250%, due 05/01/16	225,000	226,125
CIT Group, Inc., 7.000%, due 05/01/17	525,000	455,437
Citigroup Capital XXI, 8.300%, due 12/21/57[2]	600,000	577,500
Clean Harbors, Inc., 7.625%, due 08/15/16	245,000	248,369
Clear Channel Communications, Inc., 7.250%, due 10/15/27	135,000	66,487
10.750%, due 08/01/16	200,000	157,000
Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17[1]	130,000	133,650
Clearwire Communications LLC, 12.000%, due 12/01/15[1]	425,000	431,375
CMP Susquehanna Corp., 16.612%, due 05/15/14[5,6]	50,000	23,000
Coleman Cable, Inc., 9.875%, due 10/01/12	525,000	526,312
Community Health Systems, Inc., 8.875%, due 07/15/15	400,000	414,000
Comstock Resources, Inc., 8.375%, due 10/15/17	100,000	102,250
Constellation Brands, Inc., Series B, 8.125%, due 01/15/12	230,000	230,862
8.375%, due 12/15/14	250,000	266,250
CPM Holdings, Inc., 10.625%, due 09/01/14[1]	150,000	158,250
Cricket Communications, Inc., 10.000%, due 07/15/15	450,000	456,187
CSC Holdings LLC, 8.625%, due 02/15/19[1]	100,000	107,625
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15[1]	372,000	314,340
Delta Air Lines, Inc., 12.250%, due 03/15/15[1]	325,000	325,000

	Face Amount	Value
Deluxe Corp., 5.000%, due 12/15/12	$390,000	$375,862
Denbury Resources, Inc., 9.750%, due 03/01/16	300,000	320,250
Developers Diversified Realty Corp., REIT, 5.375%, due 10/15/12	125,000	117,482
5.500%, due 05/01/15	220,000	193,803
DISH DBS Corp., 6.625%, due 10/01/14	575,000	580,031
Dollar General Corp., 11.875%, due 07/15/17[4]	241,000	278,355
Domtar Corp., 7.875%, due 10/15/11	20,000	20,900
Drummond Co., Inc., 9.000%, due 10/15/14[1]	40,000	41,950
DuPont Fabros Technology LP, 8.500%, due 12/15/17[1]	150,000	152,437
Dycom Investments, Inc., 8.125%, due 10/15/15	175,000	161,000
Dynegy Holdings, Inc., 7.750%, due 06/01/19	815,000	707,012
E*Trade Financial Corp., 7.375%, due 09/15/13	150,000	139,687
12.500%, due 11/30/17[4]	324,000	368,145
Edgen Murray Corp., 12.250%, due 01/15/15[1]	125,000	122,812
Edison Mission Energy, 7.000%, due 05/15/17	930,000	734,700
El Paso Corp., 7.800%, due 08/01/31	640,000	602,517
12.000%, due 12/12/13	330,000	386,925
Encore Acquisition Co., 9.500%, due 05/01/16	175,000	184,625
Energy Future Holdings Corp., 10.875%, due 11/01/17	650,000	531,375
Exopack Holding, Inc., 11.250%, due 02/01/14	495,000	503,044
Ferrell Gas Partners-LP, 6.750%, due 05/01/14	711,000	700,335
8.750%, due 06/15/12	600,000	607,500
9.125%, due 10/01/17[1]	310,000	327,825
FireKeepers Development Authority, 13.875%, due 05/01/15[1]	1,015,000	1,152,025
First Data Corp., 9.875%, due 09/24/15	1,470,000	1,368,275
Ford Motor Credit Co. LLC, 8.000%, due 12/15/16	140,000	140,186
8.700%, due 10/01/14	250,000	261,373
9.875%, due 08/10/11	1,150,000	1,204,075
12.000%, due 05/15/15	375,000	434,860

37

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Forest Oil Corp., 8.500%, due 02/15/14[1]	$140,000	$146,300
Freedom Group, Inc., 10.250%, due 08/01/15[1]	265,000	281,231
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	435,000	476,325
Freescale Semiconductor, Inc., 10.125%, due 12/15/16	325,000	261,625
Frontier Communications Corp., 9.000%, due 08/15/31	805,000	790,912
Genworth Financial, Inc., 6.150%, due 11/15/66[2]	90,000	63,675
Geokinetics Holdings, Inc., 9.750%, due 12/15/14[1]	200,000	196,500
Georgia Gulf Corp., 9.000%, due 01/15/17[1]	35,000	35,350
Georgia-Pacific LLC, 8.250%, due 05/01/16[1]	375,000	397,500
8.875%, due 05/15/31	145,000	153,700
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67[1,2]	200,000	147,000
GMAC, Inc., 6.750%, due 12/01/14	200,000	189,969
7.250%, due 03/02/11	625,000	623,800
7.250%, due 03/02/11[1]	598,000	592,020
8.000%, due 11/01/31	300,000	269,917
8.000%, due 11/01/31[1]	360,000	324,000
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	335,000	370,175
Graham Packaging Co. LP, 9.875%, due 10/15/14	775,000	790,500
Graphic Packaging International, Inc., 9.500%, due 08/15/13	185,000	191,013
Great Atlantic & Pacific Tea Co., 11.375%, due 08/01/15[1]	300,000	315,750
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	725,000	721,375
GXS Worldwide, Inc., 9.750%, due 06/15/15[1]	175,000	171,938
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	900,000	835,875
Harrah's Operating Co., Inc., 10.000%, due 12/15/18[1]	600,000	481,500
Harrah's Operating Escrow LLC, 11.250%, due 06/01/17[1]	680,000	711,450
Hartford Financial Services Group, Inc., 8.125%, due 06/15/38[2]	310,000	297,600
HCA, Inc., 9.125%, due 11/15/14	900,000	949,500
9.625%, due 11/15/16[4]	4	4

	Face Amount	Value
Headwaters, Inc., 11.375%, due 11/01/14[1]	$60,000	$62,550
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16[1]	425,000	435,625
Hertz Corp., 10.500%, due 01/01/16	275,000	293,563
Hexion US Finance Corp., 9.750%, due 11/15/14	140,000	137,200
Host Hotels & Resorts LP, 9.000%, due 05/15/17[1]	285,000	308,156
Huntsman International LLC, 5.500%, due 06/30/16[1]	150,000	133,125
ILFC E-Capital Trust I, 5.900%, due 12/21/65[1,2]	100,000	52,000
Inergy LP, 8.250%, due 03/01/16	325,000	329,875
8.750%, due 03/01/15	290,000	297,975
ING Capital Funding Trust III, 8.439%, due 12/31/10[2,3]	190,000	163,400
Ingles Markets, Inc., 8.875%, due 05/15/17	430,000	447,200
Interface, Inc., Series B, 11.375%, due 11/01/13	185,000	206,738
Iron Mountain, Inc., 8.375%, due 08/15/21	425,000	438,813
iStar Financial, Inc., 6.000%, due 12/15/10	130,000	107,900
Jabil Circuit, Inc., 8.250%, due 03/15/18	150,000	160,500
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	525,000	489,563
JC Penney Corp., Inc., 7.125%, due 11/15/23	150,000	148,688
K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16[1]	155,000	161,975
KB Home, 5.750%, due 02/01/14	75,000	70,500
5.875%, due 01/15/15	150,000	138,750
6.250%, due 06/15/15	150,000	139,875
Key Energy Services, Inc., 8.375%, due 12/01/14	365,000	365,913
Land O'Lakes Capital Trust I, 7.450%, due 03/15/28[1]	215,000	189,200
Landry's Restaurants, Inc., 11.625%, due 12/01/15[1]	120,000	127,200
Lennar Corp., Series B, 5.125%, due 10/01/10	150,000	150,750
Levi Strauss & Co., 9.750%, due 01/15/15	300,000	315,000

38

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Liberty Mutual Group, Inc., 7.800%, due 03/15/37[1]	$100,000	$82,500
10.750%, due 06/15/58[1,2]	445,000	471,700
Limited Brands, Inc., 7.600%, due 07/15/37	100,000	89,000
8.500%, due 06/15/19[1]	155,000	168,563
LIN Television Corp., Series B, 6.500%, due 05/15/13	800,000	760,000
Lincoln National Corp., 7.000%, due 05/17/66[2]	190,000	157,700
Linn Energy LLC, 11.750%, due 05/15/17[1]	160,000	179,600
Macy's Retail Holdings, Inc., 6.375%, due 03/15/37	225,000	190,125
Massey Energy Co., 6.875%, due 12/15/13	250,000	249,687
McJunkin Red Man Corp., 9.500%, due 12/15/16[1]	375,000	366,563
Mediacom LLC, 9.125%, due 08/15/19[1]	75,000	76,500
Meritage Homes Corp., 6.250%, due 03/15/15	100,000	92,000
7.000%, due 05/01/14	40,000	38,200
MetLife Capital Trust X, 9.250%, due 04/08/38[1,2]	155,000	175,150
MetroPCS Wireless, Inc., 9.250%, due 11/01/14	570,000	577,125
MGM Mirage, Inc., 7.625%, due 01/15/17	190,000	147,725
11.125%, due 11/15/17[1]	410,000	454,075
13.000%, due 11/15/13	100,000	114,750
Michaels Stores, Inc., 11.375%, due 11/01/16	140,000	147,350
Mirant Americas Generation LLC, 9.125%, due 05/01/31	1,100,000	990,000
Mirant North America LLC, 7.375%, due 12/31/13	275,000	271,906
Mobile Mini, Inc., 9.750%, due 08/01/14	160,000	166,400
Momentive Performance Materials, Inc., 9.750%, due 12/01/14	70,000	67,375
10.125%, due 12/01/14[4]	20,237	19,023
12.500%, due 06/15/14[1]	80,000	88,000
Murray Energy Corp., 10.250%, due 10/15/15[1]	125,000	124,375
Nalco Co., 8.875%, due 11/15/13	215,000	221,450
Navios Maritime Holdings, Inc., 8.875%, due 11/01/17[1]	160,000	166,200

	Face Amount	Value
Navistar International Corp., 8.250%, due 11/01/21	$125,000	$128,125
NB Capital Trust II, 7.830%, due 12/15/26	300,000	279,000
Neiman Marcus Group, Inc., 9.000%, due 10/15/15[4]	66,456	64,961
10.375%, due 10/15/15	115,000	112,700
NewPage Corp., 11.375%, due 12/31/14[1]	240,000	242,400
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14[1,4]	625	470
Nextel Communications, Inc., Series E, 6.875%, due 10/31/13	375,000	363,750
Series D, 7.375%, due 08/01/15	390,000	379,275
Nielsen Finance LLC, 11.625%, due 02/01/14	140,000	157,325
0.000%, due 08/01/16[8]	450,000	410,625
North American Energy Alliance LLC, 10.875%, due 06/01/16[1]	200,000	212,500
NRG Energy, Inc., 7.375%, due 02/01/16	100,000	100,125
7.375%, due 01/15/17	375,000	375,937
8.500%, due 06/15/19	100,000	102,500
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	120,000	123,900
Peninsula Gaming LLC, 8.375%, due 08/15/15[1]	100,000	99,750
10.750%, due 08/15/17[1]	125,000	125,625
PetroHawk Energy Corp., 7.875%, due 06/01/15	200,000	202,000
10.500%, due 08/01/14	370,000	404,225
Pinnacle Entertainment, Inc., 8.625%, due 08/01/17[1]	100,000	102,000
Pinnacle Foods Finance LLC, 10.625%, due 04/01/17	230,000	239,200
Plains Exploration & Production Co., 7.625%, due 06/01/18	127,000	129,858
10.000%, due 03/01/16	305,000	333,975
PLY Gem Industries, Inc., 11.750%, due 06/15/13	350,000	350,000
Pokagon Gaming Authority, 10.375%, due 06/15/14[1]	653,000	679,120
Prospect Medical Holdings, Inc., 12.750%, due 07/15/14	150,000	157,500
Quicksilver Resources, Inc., 9.125%, due 08/15/19	190,000	198,550
11.750%, due 01/01/16	140,000	158,900

39

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Quiksilver, Inc., 6.875%, due 04/15/15	$125,000	$102,500
QVC, Inc., 7.500%, due 10/01/19[1]	200,000	204,000
RBS Global, Inc., 9.500%, due 08/01/14	150,000	150,375
Realogy Corp., 10.500%, due 04/15/14	315,000	272,475
12.375%, due 04/15/15	125,000	97,188
Residential Capital LLC, 9.625%, due 05/15/15	250,000	212,500
Reynolds Group Issuer, Inc., 7.750%, due 10/15/16[1]	100,000	102,250
Rite Aid Corp., 9.500%, due 06/15/17	370,000	321,900
10.375%, due 07/15/16	300,000	318,000
River Rock Entertainment Authority, 9.750%, due 11/01/11	30,000	28,275
Ryerson, Inc., 12.000%, due 11/01/15	165,000	172,425
Salem Communications Corp., 9.625%, due 12/15/16[1]	125,000	130,938
Sally Holdings LLC, 10.500%, due 11/15/16	125,000	134,375
SandRidge Energy, Inc., 8.750%, due 01/15/20[1]	210,000	210,000
9.875%, due 05/15/16[1]	190,000	199,975
Sanmina-SCI Corp., 8.125%, due 03/01/16	485,000	483,788
Scientific Games International, Inc., 9.250%, due 06/15/19[1]	145,000	152,250
Sealy Mattress Co., 10.875%, due 04/15/16[1]	100,000	111,250
Sheridan Group, Inc., 10.250%, due 08/15/11	700,000	653,625
Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15	365,000	277,400
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	270,000	263,925
Sinclair Television Group, Inc., 9.250%, due 11/01/17[1]	75,000	78,000
Smithfield Foods, Inc., 7.000%, due 08/01/11	100,000	99,750
10.000%, due 07/15/14[1]	190,000	206,150
Spirit Aerosystems, Inc., 7.500%, due 10/01/17[1]	115,000	113,275
Sprint Capital Corp., 8.750%, due 03/15/32	335,000	315,737
SPX Corp., 7.625%, due 12/15/14	400,000	412,000

	Face Amount	Value
Standard Pacific Corp., 9.250%, due 04/15/12	$140,000	$135,100
Standard Pacific Escrow LLC, 10.750%, due 09/15/16[1]	115,000	117,300
SunGard Data Systems, Inc., 10.250%, due 08/15/15	865,000	921,225
SUPERVALU, Inc., 8.000%, due 05/01/16	300,000	304,500
Susser Holdings LLC, 10.625%, due 12/15/13	180,000	187,650
Swift Energy Co., 8.875%, due 01/15/20	125,000	128,125
Tenneco, Inc., Series B, 10.250%, due 07/15/13	85,000	87,869
Terremark Worldwide, Inc., 12.000%, due 06/15/17[1]	170,000	187,850
Tesoro Corp., 9.750%, due 06/01/19	75,000	77,625
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, due 11/01/15	410,000	332,100
Texas Industries, Inc., 7.250%, due 07/15/13	165,000	162,113
Toll Brothers Finance Corp., 8.910%, due 10/15/17	225,000	255,454
Toys R Us Property Co. LLC, 8.500%, due 12/01/17[1]	150,000	152,625
TransDigm, Inc., 7.750%, due 07/15/14[1]	75,000	76,125
Trimas Corp., 9.750%, due 12/15/17[1]	30,000	29,438
Triumph Group, Inc., 8.000%, due 11/15/17[1]	55,000	55,481
TRW Automotive, Inc., 7.000%, due 03/15/14[1]	155,000	151,900
Tube City IMS Corp., 9.750%, due 02/01/15	1,000,000	966,250
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15[1]	600,000	540,750
Tyson Foods, Inc., 10.500%, due 03/01/14	175,000	199,938
Umbrella Acquisition, Inc., 9.750%, due 03/15/15[1,4]	421,000	368,901
Unisys Corp., 12.750%, due 10/15/14[1]	300,000	346,500
United Rentals North America, Inc., 7.750%, due 11/15/13	475,000	446,500
Universal Hospital Services, Inc., 8.500%, due 06/01/15[4]	130,000	128,050

40

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
US Concrete, Inc., 8.375%, due 04/01/14	$270,000	$162,338
US Oncology, Inc., 9.125%, due 08/15/17	200,000	210,000
Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	530,000	549,213
Verso Paper Holdings LLC, Series B, 9.125%, due 08/01/14	370,000	353,350
Vertis, Inc., 13.500%, due 04/01/14[4]	190,529	63,113
Viasystems, Inc., 12.000%, due 01/15/15[1]	85,000	91,056
Viskase Cos., Inc., 9.875%, due 01/15/18[1]	150,000	151,125
West Corp., 11.000%, due 10/15/16	300,000	313,500
Windstream Corp., 8.625%, due 08/01/16	425,000	432,438
WMG Acquisition Corp., 9.500%, due 06/15/16[1]	460,000	492,775
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	290,000	287,825
9.750%, due 02/15/17	245,000	241,325
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	150,000	157,500
Zions Bancorp., 5.500%, due 11/16/15	200,000	141,397
Total United States corporate bonds		78,666,816
Total corporate bonds (cost $78,270,131)		86,503,248
Asset-backed securities: 0.15%
United States: 0.15%
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.455%, due 01/09/12[2]	100,000	99,975
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.281%, due 04/25/47[2]	36,521	35,420
Total asset-backed securities (cost $133,879)		135,395

	Face Amount	Value
Commercial mortgage-backed security: 0.05%
United States: 0.05%
GS Mortgage Securities Corp. II, Series 2007-GG10, Class C, 5.805%, due 08/10/45[2] (cost $45,000)	$250,000	$40,234
Total bonds (cost $78,449,010)		86,678,877
	Shares
Common stocks: 0.05%
United States: 0.05%
Hotels, restaurants & leisure: 0.00%
American Restaurant Group, Inc.*[5,6]	972	0
Media-cable: 0.05%
Knology, Inc.*	3,926	42,990
Printing & publishing: 0.00%
Vertis Holdings, Inc.*[5,6]	8,952	0
Total common stocks (cost $0)		42,990
Preferred stock: 0.00%[9]
United States: 0.00%[9]
Media—broadcast: 0.00%[9]
CMP Susquehanna Radio Holdings Corp., Series A*[2,3,5,6,7] (cost $135)	11,661	117
	Number of Warrants
Warrants: 0.00%[9]
CNB Capital Trust I, strike @ $0.01, expires 03/26/19*[5,6]	13,325	133
Pliant Corp., strike @ $0.01, expires 06/01/10*[5,6]	1	0
Sabreliner Corp., strike @ $0.01, expires 06/08/18*[5,6]	8,400	0
Total warrants (cost $153,135)		133

41

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Short-term investment: 0.02%
Investment company: 0.02%
UBS Cash Management Prime Relationship Fund, 0.120%[10,11] (cost $17,940)	17,940	$17,940
Total investments: 97.79% (cost $78,620,220)		86,740,057
Cash and other assets, less liabilities: 2.21%		1,958,829
Net assets: 100.00%		$88,698,886

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $78,620,220; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,974,764
Gross unrealized depreciation	(1,854,927)
Net unrealized appreciation of investments	$8,119,837

*  Non-income producing security.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $24,480,595 or 27.60% of net assets.

2  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

3  Perpetual bond security. The maturity date reflects the next call date.

4  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

5  Security is illiquid. At December 31, 2009, the value of these securities amounted to $23,250 or 0.03% of net assets.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2009, the value of these securities amounted to $23,250 or 0.03% of net assets.

7  This security, which represents less than 0.01% of net assets as of December 31, 2009, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
CMP Susquehanna Radio Holdings Corp.,
Series A,	03/30/09	$135	0.00%[a]	$117	0.00%[a]

a  Amount represents less than 0.005%.

8  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

9  Amount represents less than 0.005%.

10  Investment in affiliated investment company.

11  The rate shown reflects the yield at December 31, 2009.

42

UBS High Yield Fund

Portfolio of investments

December 31, 2009 (unaudited)
Concluded

GMAC  General Motors Acceptance Corp.

GS  Goldman Sachs

REIT  Real estate investment trust

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$42,990	$—	$—	$42,990
Corporate bonds	—	86,480,248	23,000	86,503,248
Asset-backed securities	—	135,395	—	135,395
Commercial mortgage-backed security	—	40,234	—	40,234
Warrants	—	—	133	133
Preferred stock	—	—	117	117
Short-term investment	—	17,940	—	17,940
Total	$42,990	$86,673,817	$23,250	$86,740,057

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Warrants	Preferred stock	Total
Assets
Beginning balance	$23,892	$133	$117	$24,142
Total gains or losses (realized/unrealized) included in earnings	—	—	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—	—
Transfers in and/or out of Level 3	(892)	—	—	(892)
Ending balance	$23,000	$133	$117	$23,250
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09	$40,067	$—	$—	$40,067

See accompanying notes to financial statements.
43

UBS U.S. Bond Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS U.S. Bond Fund (the "Fund") gained 7.10% (Class A shares returned 2.34% after the deduction of the maximum sales charge), while Class Y shares returned 7.24%. The Fund's benchmark, the Barclays Capital US Aggregate Index (the "Index"), returned 3.95% over the same time period.1 (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 46; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

Sector positioning and security allocation helped the Fund to significantly outperform its benchmark during the reporting period.

Portfolio performance summary2

What worked

•  The Fund's sector positioning was rewarded during the reporting period.

  – The Fund's overweight exposure to the spread sectors (non-Treasury sectors) was rewarded as they handily outperformed Treasuries. In particular, the Fund's positions in corporate bonds, and asset-backed and commercial mortgage-backed securities enhanced results as their spreads narrowed from their elevated levels earlier in the year. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

  – A small out-of-index exposure to emerging markets debt was a positive for performance as the sector outperformed the Index.

  – An underweight to Treasuries contributed to performance given their weak results versus the spread sectors. During the reporting period, the Fund generally had a 15% to 18% exposure to Treasuries, versus roughly a 25% weighting in the Index.

  – The Fund's exposure to Treasury inflation protected securities generated positive results for performance.

  – A small allocation to European sovereign credits was a positive contributor to performance over the period.

•  Security selection was, overall, a positive for performance.

  – The Fund's selection of commercial mortgage-backed securities (CMBS) generated good performance. Within the sector, the Fund emphasized AAA-rated securities at the top of the capital structure (that is, senior debt).3

  – The Fund's asset-backed securities (ABS) were positive contributors, as BBB-rated credit card receivables performed well during the reporting period.4

  – Within the corporate bond sector, the Fund's financial and utility holdings generated strong results.

1  The Index was formerly known as the Lehman Brothers US Aggregate Index.

2  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

3  Bonds which are rated AAA are judged to be of the best quality.

4  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

44

UBS U.S. Bond Fund

What didn't work

•  Yield curve positioning mostly detracted from performance.

•  A small allocation to non-agency residential mortgage-backed securities detracted from performance.

•  The portfolio was underweight to industrials, which negatively impacted performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

45

UBS U.S. Bond Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	7.10%	10.62%	0.42%	3.67%	3.98%
Class B3	6.69%	9.91%	(0.32)%	N/A	1.42%[6]
Class C4	6.72%	10.10%	(0.11)%	N/A	1.44%
Class Y5	7.24%	10.91%	0.67%	3.92%	4.53%
After deducting maximum sales charge
Class A2	2.34%	5.62%	(0.50)%	3.20%	3.60%
Class B3	1.69%	4.91%	(0.64)%	N/A	1.42%[6]
Class C4	5.97%	9.35%	(0.11)%	N/A	1.44%
Barclays Capital US Aggregate Index[7]	3.95%	5.93%	4.97%	6.33%	6.24%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.31% and 0.68%; Class B—2.14% and 1.43%; Class C—1.80% and 1.18%; Class Y—1.00% and 0.43%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursement put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2010, do not exceed 0.64% for Class A shares, 1.39% for Class B shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" (including Acquired fund fees and expenses) for the fiscal year ending June 30, 2009 were 0.89% for the Class A shares, 1.64% for the Class B shares, 1.39% for the Class C shares and 0.64% for the Class Y shares.

1  Inception date of UBS U.S. Bond Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 6, 2001 and November 8, 2001, respectively. Inception date of Class Y shares and the index is August 31,1995.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-regulated securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

46

UBS U.S. Bond Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Bonds
Corporate bonds
Aerospace & defense	0.26%
Beverages	0.20
Capital markets	1.18
Chemicals	0.14
Commercial banks	1.54
Commercial services & supplies	0.50
Communications equipment	0.12
Consumer finance	0.12
Diversified financial services	2.62
Diversified telecommunication services	0.36
Electric utilities	1.37
Electronic equipment, instruments & components	0.27
Food & staples retailing	0.74
Food products	0.14
Gas distribution	0.26
Health care providers & services	0.33
Insurance	1.63
Media	1.03
Metals & mining	0.44
Multi-utilities	0.17
Non-food & drug retailers	0.31
Oil, gas & consumable fuels	1.85
Pharmaceuticals	0.14
Real estate investment trust (REIT)	0.07
Road & rail	0.07
Software	0.11
Tobacco	0.21
Wireless telecommunication services	0.10
Total corporate bonds	16.28%
Asset-backed securities	8.44
Commercial mortgage-backed securities	11.51
Mortgage & agency debt securities	41.92
Municipal bonds	0.50
US government obligations	15.31
Total bonds	93.96%
Investment companies
UBS Corporate Bond Relationship Fund	7.47
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.42
Total investment companies	9.89%
Short-term investment	0.20
Investment of cash collateral from securities loaned	0.96
Total investments	105.01%
Liabilities, in excess of cash and other assets	(5.01)
Net assets	100.00%

Top ten fixed income holdings (unaudited)2

As of December 31, 2009

Percentage of net assets
US Treasury Notes, 1.000%, due 10/31/11	4.4%
Federal National Mortgage Association Pools, #948631, 6.000%, due 08/01/37	3.5
US Treasury Bonds, 8.750%, due 08/15/20	3.3
US Treasury Notes, 2.125%, due 11/30/14	3.3
Federal Home Loan Mortgage Corp. Gold Pools, #G08307, 5.000%, due 11/01/38	3.2
Federal Home Loan Mortgage Corporation Gold Pools, 4.500%, TBA	2.7
Federal National Mortgage Association, 1.875%, due 04/20/12	2.6
Federal Home Loan Mortgage Corp. Gold Pools, #G05249, 5.000%, due 01/01/39	2.4
Federal National Mortgage Association, 2.625%, due 11/20/14	2.3
Federal Home Loan Mortgage Corp. Gold Pools, #G04121, 5.500%, due 04/01/38	2.3
Total	30.0%

1  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment companies was included.

47

UBS U.S. Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Bonds: 93.96%
Corporate bonds: 16.28%
Canada: 0.45%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	$20,000	$22,437
Canadian Natural Resources Ltd., 5.850%, due 02/01/35	65,000	63,650
Cenovus Energy, Inc., 4.500%, due 09/15/14[1]	135,000	139,353
Total Canada corporate bonds		225,440
France: 0.26%
Credit Agricole SA, 6.637%, due 05/31/17[1,2,3]	100,000	81,000
France Telecom SA, 4.375%, due 07/08/14	50,000	52,248
Total France corporate bonds		133,248
Ireland: 0.16%
Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14[1]	80,000	80,362
Luxembourg: 0.20%
Enel Finance International SA, 3.875%, due 10/07/14[1]	100,000	101,218
Netherlands: 0.12%
Siemens Financieringsmaatschappij NV, 6.125%, due 08/17/26[1]	55,000	58,270
Sweden: 0.32%
Svenska Handelsbanken AB, 2.875%, due 09/14/12[1]	160,000	160,987
United Kingdom: 0.89%
Anglo American Capital PLC, 9.375%, due 04/08/19[1]	100,000	127,021
Barclays Bank PLC, 6.750%, due 05/22/19	100,000	111,543
Royal Bank of Scotland Group PLC, 6.400%, due 10/21/19	160,000	159,486
Vodafone Group PLC, 5.450%, due 06/10/19	50,000	51,776
Total United Kingdom corporate bonds		449,826
United States: 13.88%
Allied Waste North America, Inc., 6.875%, due 06/01/17	60,000	63,675
Allstate Corp., 7.450%, due 05/16/19	55,000	63,900

	Face Amount	Value
Anadarko Petroleum Corp., 6.450%, due 09/15/36	$75,000	$78,328
Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 01/15/15[1]	100,000	101,535
Apria Healthcare Group, Inc., 11.250%, due 11/01/14[1]	150,000	164,625
Arch Coal, Inc., 8.750%, due 08/01/16[1]	90,000	95,175
BAE Systems Holdings, Inc., 4.950%, due 06/01/14[1]	65,000	67,681
Bank of America Corp., 7.625%, due 06/01/19	150,000	173,527
Browning-Ferris Industries, Inc., 7.400%, due 09/15/35	35,000	38,619
Capital One Financial Corp., 7.375%, due 05/23/14	55,000	62,273
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	118,082
Chesapeake Energy Corp., 9.500%, due 02/15/15	125,000	137,188
Cisco Systems, Inc., 5.900%, due 02/15/39	60,000	60,665
Citigroup, Inc., 6.125%, due 05/15/18	285,000	286,541
8.125%, due 07/15/39	60,000	67,719
CVS Caremark Corp., 6.125%, due 09/15/39	160,000	158,576
CVS Pass-Through Trust, 6.036%, due 12/10/28	69,605	65,870
DirecTV Financing Co., Inc., 7.625%, due 05/15/16	95,000	103,788
Dominion Resources, Inc., 5.200%, due 08/15/19	85,000	86,325
ERAC USA Finance Co., 7.000%, due 10/15/37[1]	85,000	83,199
Express Scripts, Inc., 6.250%, due 06/15/14	65,000	70,923
Ferrell Gas Partners-LP, 8.750%, due 06/15/12	150,000	151,875
FirstEnergy Solutions Corp., 4.800%, due 02/15/15	165,000	168,414
Freedom Group, Inc., 10.250%, due 08/01/15[1]	75,000	79,594
General Electric Capital Corp., 6.000%, due 08/07/19	245,000	254,315
GMAC, Inc., 7.250%, due 03/02/11[1]	150,000	148,500
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	260,000	278,330

48

UBS U.S. Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Inergy LP, 8.750%, due 03/01/15	$125,000	$128,437
Jabil Circuit, Inc., 8.250%, due 03/15/18	125,000	133,750
Jersey Central Power & Light Co., 7.350%, due 02/01/19	60,000	68,102
JP Morgan Chase Capital XXII, 6.450%, due 02/02/37	135,000	123,894
JPMorgan Chase & Co., 6.300%, due 04/23/19	200,000	220,015
Kellogg Co., 4.450%, due 05/30/16	70,000	72,084
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	70,000	64,854
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[1]	50,000	61,322
MetLife, Inc., 6.400%, due 12/15/36	100,000	87,500
10.750%, due 08/01/39	50,000	61,571
Morgan Stanley, 5.625%, due 09/23/19	100,000	100,731
Series F, 6.625%, due 04/01/18	200,000	216,234
Mosaic Co., 7.375%, due 12/01/14[1]	65,000	69,586
News America, Inc., 6.200%, due 12/15/34	35,000	35,176
6.900%, due 08/15/39[1]	60,000	65,452
Nisource Finance Corp., 10.750%, due 03/15/16	135,000	166,345
Norfolk Southern Corp., 5.750%, due 04/01/18	35,000	37,024
Northrop Grumman Systems Corp., 7.875%, due 03/01/26	55,000	66,586
NRG Energy, Inc., 7.375%, due 02/01/16	100,000	100,125
Oncor Electric Delivery Co. LLC, 6.800%, due 09/01/18	50,000	55,539
ONEOK, Inc., 6.000%, due 06/15/35	60,000	55,999
Oracle Corp., 6.125%, due 07/08/39	55,000	57,752
Pacific Gas & Electric Co., 6.050%, due 03/01/34	30,000	31,321
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	150,000	173,210
Pemex Project Funding Master Trust, 5.750%, due 03/01/18	100,000	101,113
Principal Financial Group, Inc., 8.875%, due 05/15/19	105,000	121,119

	Face Amount	Value
Prudential Financial, Inc., Series D, 3.625%, due 09/17/12	$160,000	$162,367
Series C, 5.400%, due 06/13/35	105,000	91,656
Qwest Corp., 7.625%, due 06/15/15	125,000	129,375
Reynolds American, Inc., 6.750%, due 06/15/17	35,000	36,246
7.625%, due 06/01/16	65,000	70,862
Safeway, Inc., 5.000%, due 08/15/19	150,000	148,751
Simon Property Group LP, 5.375%, due 06/01/11	35,000	36,332
Time Warner Cable, Inc., 6.550%, due 05/01/37	65,000	66,235
6.750%, due 07/01/18	100,000	109,856
Wachovia Corp., Series G, 5.750%, due 02/01/18	165,000	172,189
Waste Management, Inc., 6.125%, due 11/30/39	60,000	59,626
WMG Acquisition Corp., 9.500%, due 06/15/16[1]	125,000	133,906
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	75,000	74,438
Total United States corporate bonds		6,995,922
Total corporate bonds (cost $7,831,167)		8,205,273
Asset-backed securities: 8.44%
United States: 8.44%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.431%, due 08/25/35[2]	94,065	82,956
Bank of America Credit Card Trust, Series 2007-B3, Class B3, 0.433%, due 08/15/16[2]	400,000	353,618
Series 2008-A1, Class A1, 0.813%, due 04/15/13[2]	375,000	374,148
Capital One Multi-Asset Execution Trust, Series 2003-B5, Class B5, 4.790%, due 08/15/13	150,000	152,275
Series 2008-A3, Class A3, 5.050%, due 02/15/16	325,000	348,791
Chase Issuance Trust, Series 2005-C2, Class C2, 0.673%, due 01/15/15[2]	225,000	214,540

49

UBS U.S. Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.455%, due 01/09/12[2]	$175,000	$174,957
Conseco Finance, Series 2001-D, Class M2, 1.983%, due 11/15/32[2]	465,340	112,358
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.281%, due 04/25/47[2]	38,804	37,634
GSAMP Trust, Series 2006-S3, Class A1, 6.085%, due 05/25/36	628,667	40,556
MBNA Credit Card Master Note Trust, Series 2006-B1, Class B1, 0.453%, due 07/15/15[2]	300,000	276,510
Series 2004-B1, Class B1, 4.450%, due 08/15/16	600,000	571,320
Series 2002-C1, Class C1, 6.800%, due 07/15/14	770,000	789,925
MBNA Master Credit Card Trust, Series 2001-C, Class C, 7.100%, due 09/15/13[1]	400,000	408,890
Series 2001-B, Class C, 7.250%, due 08/15/13[1]	100,000	102,815
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.331%, due 10/25/27[2]	18,246	17,728
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.271%, due 09/25/36[2]	8,705	8,634
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37	69,635	69,051
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1B, 0.331%, due 08/25/46[2]	20,727	20,377
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.531%, due 12/25/35[1,2]	290,784	97,596
Total asset-backed securities (cost $5,159,949)		4,254,679

	Face Amount	Value
Commercial mortgage-backed securities: 11.51%
United States: 11.51%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2, 5.309%, due 10/10/45	$400,000	$401,747
Series 2006-6, Class A4, 5.356%, due 10/10/45	625,000	560,298
Series 2007-3, Class A2, 5.658%, due 06/10/49[2]	450,000	457,851
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4, 5.719%, due 09/11/38[2]	300,000	304,631
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.700%, due 12/10/49[2]	970,000	699,228
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4, 5.363%, due 01/15/46[2]	300,000	286,760
Series 2006-CD3, Class A2, 5.560%, due 10/15/48	325,000	331,986
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, due 11/10/39	190,000	191,872
Series 2006-GG6, Class A2, 5.506%, due 04/10/38[2]	200,000	202,673
Series 2007-GG10, Class A4, 5.805%, due 08/10/45[2]	790,000	678,329
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	650,000	614,019
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class B, 5.525%, due 07/12/46[2]	300,000	105,406
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, due 01/15/45[2]	400,000	383,154
Series 2006-C23, Class AM, 5.466%, due 01/15/45[2]	475,000	376,883
Series 2006-C27, Class A2, 5.624%, due 07/15/45	200,000	204,752
Total commercial mortgage-backed securities (cost $5,345,171)		5,799,589

50

UBS U.S. Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
Mortgage & agency debt securities: 41.92%
United States: 41.92%
Federal Home Loan Bank, 1.750%, due 08/22/12	$1,115,000	$1,116,148
Federal Home Loan Mortgage Corp. Gold Pools,† 4.500%, TBA	1,375,000	1,371,562
#G08353, 4.500%, due 07/01/39	320,403	319,936
#G08307, 5.000%, due 11/01/38	1,564,452	1,606,001
#G05249, 5.000%, due 01/01/39	1,187,234	1,218,765
#G04121, 5.500%, due 04/01/38	1,089,089	1,142,126
#G04458, 5.500%, due 06/01/38	651,111	682,782
#G04567, 5.500%, due 07/01/38	685,548	718,895
#C63008, 6.000%, due 01/01/32	429,473	460,207
#G01717, 6.500%, due 11/01/29	195,522	211,621
Federal National Mortgage Association,† 1.875%, due 04/20/12	1,280,000	1,293,330
2.625%, due 11/20/14	1,155,000	1,146,044
2.875%, due 12/11/13	325,000	331,507
4.500%, TBA	600,000	598,875
5.250%, due 08/01/12	165,000	176,077
Federal National Mortgage Association Pools,† #AA0837, 4.500%, due 01/01/39	634,795	634,329
#AC4370, 4.500%, due 10/01/39	199,354	199,188
#576764, 5.500%, due 09/01/24	145,351	153,755
#688066, 5.500%, due 03/01/33	332,770	352,516
#688314, 5.500%, due 03/01/33	391,916	415,098
#802481, 5.500%, due 11/01/34	644,101	682,562
#961534, 5.500%, due 02/01/38	550,837	577,231
#931923, 5.500%, due 04/01/38	580,801	608,631
#408267, 6.000%, due 03/01/28	34,946	37,740
#323715, 6.000%, due 05/01/29	36,238	38,843

	Face Amount	Value
#522564, 6.000%, due 07/01/29	$115,234	$123,070
#676733, 6.000%, due 01/01/33	278,648	301,134
#708631, 6.000%, due 06/01/33	58,219	63,084
#948631, 6.000%, due 08/01/37	1,642,411	1,742,239
#986944, 6.000%, due 09/01/38	220,966	234,258
#831730, 6.500%, due 09/01/36	472,873	507,452
#253824, 7.000%, due 03/01/31	11,364	12,636
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.501%, due 02/25/35[2]	49,756	33,237
Government National Mortgage Association Pools, #701813, 4.500%, due 04/15/39	707,408	709,133
#G2 2687, 6.000%, due 12/20/28	44,635	47,753
#G2 2794, 6.000%, due 08/20/29	147,046	157,327
6.500%, TBA	1,000,000	1,063,125
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3B2, 5.868%, due 02/25/37[2]	1,098,454	33,935
Total mortgage & agency debt securities (cost $20,836,133)		21,122,152
Municipal bonds: 0.50%
New Jersey State Turnpike Authority Revenue Bonds, Class F, 7.414%, due 01/01/40	30,000	33,816
New York State Urban Development Corp. Revenue Bonds, 5.770%, due 03/15/39	55,000	54,458
State of California General Obligation Bonds, 7.300%, due 10/01/39	170,000	160,663
Total municipal bonds (cost $261,377)		248,937

51

UBS U.S. Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face Amount	Value
US government obligations: 15.31%
US Treasury Bonds, 4.500%, due 08/15/39	$505,000	$493,559
8.750%, due 08/15/20	1,195,000	1,690,552
US Treasury Notes, 0.750%, due 11/30/11[4]	635,000	630,858
1.000%, due 10/31/11[4]	2,240,000	2,237,984
2.125%, due 11/30/14[4]	1,720,000	1,679,287
3.375%, due 11/15/19[4]	1,020,000	981,118
Total US government obligations (cost $7,853,867)		7,713,358
Total bonds (cost $47,287,664)		47,343,988
	Shares
Investment companies: 9.89%
UBS Corporate Bond Relationship Fund*[5]	290,316	3,765,428
UBS Opportunistic Emerging Markets Debt Relationship Fund*[5]	87,801	1,218,781
Total investment companies (cost $4,471,444)		4,984,209

	Shares	Value
Short-term investment: 0.20%
Investment company: 0.20%
UBS Cash Management Prime Relationship Fund, 0.120%[5,6] (cost $98,432)	98,432	$98,432
Investment of cash collateral from securities loaned: 0.96%
UBS Private Money Market Fund LLC, 0.134%[5,6] (cost $484,809)	484,809	484,809
Total investments: 105.01% (cost $52,342,349)		52,911,438
Liabilities, in excess of cash and other assets: (5.01%)		(2,522,455)
Net assets: 100.00%		$50,388,983

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $52,342,349; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,180,276
Gross unrealized depreciation	(1,611,187)
Net unrealized appreciation of investments	$569,089

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $2,601,297 or 5.16% of net assets.

2  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security, or portion thereof, was on loan at December 31, 2009.

5  Investment in affiliated investment company.

6  The rate shown reflects the yield at December 31, 2009.

ABS  Asset-backed securities

GMAC  General Motors Acceptance Corp.

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

52

UBS U.S. Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 60 contracts (USD)	March 2010	$7,183,949	$6,927,188	$(256,761)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 113 contracts (USD)	March 2010	(13,224,358)	(12,925,258)	299,100
Net unrealized appreciation on futures contracts				$42,339

Currency type abbreviations:

USD  United States Dollar

UBS U.S. Bond Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Limited	USD	6,600,000	11/15/16	4.0000%[1]	—[2]	$—	$(154,909)	$(154,909)
Credit Suisse	USD	34,900,000	01/13/10	0.2341[3]	0.6544%[4]	—	28,972	28,972
Deutsche Bank AG	USD	10,610,000	05/31/14	—[2]	2.3300[1]	—	(246,468)	(246,468)
Merrill Lynch International	USD	37,300,000	01/13/10	0.2341[3]	0.6544[4]	—	30,964	30,964
						$—	$(341,441)	$(341,441)

1  Payments made or received are based on the notional amount.

2  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

3  Rate based on 3 month LIBOR (USD BBA).

4  Rate based on 1 month LIBOR (USD BBA).

BBA  British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

53

UBS U.S. Bond Fund

Portfolio of investments

December 31, 2009 (unaudited)
Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$8,205,273	$—	$8,205,273
Asset-backed securities	—	4,254,679	—	4,254,679
Commercial mortgage-backed securities	—	5,799,589	—	5,799,589
Mortgage & agency debt securities	—	21,122,152	—	21,122,152
Municipal bonds	—	248,937	—	248,937
US government obligations	—	7,713,358	—	7,713,358
Investment companies	—	4,984,209	—	4,984,209
Short-term investment	—	98,432	—	98,432
Investment of cash collateral from securities loaned	—	484,809	—	484,809
Other financial instruments[1]	42,339	(341,441)	—	(299,102)
Total	$42,339	$52,569,997	$—	$52,612,336

1  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:
Measurements using unobservable inputs (Level 3)
	Commercial mortgage-backed securities	Total
Assets
Beginning balance	$72,944	$72,944
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(72,944)	(72,944)
Ending balance	$—	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09	$—	$—

See accompanying notes to financial statements.
54

The UBS Funds

December 31, 2009 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2009 to December 31, 2009.

55

The UBS Funds

December 31, 2009 (unaudited)

		Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09 – 12/31/09	Expense ratio during period
UBS Absolute Return Bond Fund
Class A	Actual	$1,000.00	$1,031.40	$5.12	1.00%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class C	Actual	1,000.00	1,029.50	6.91	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class Y	Actual	1,000.00	1,032.30	4.30	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28	0.84
UBS Global Bond Fund
Class A	Actual	1,000.00	1,077.60	6.02	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15
Class B	Actual	1,000.00	1,073.40	9.93	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.65	1.90
Class C	Actual	1,000.00	1,076.60	8.64	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.89	8.39	1.65
Class Y	Actual	1,000.00	1,079.30	4.72	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90
UBS High Yield Fund
Class A	Actual	1,000.00	1,208.90	6.68	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class B	Actual	1,000.00	1,204.30	10.83	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class C	Actual	1,000.00	1,205.90	9.45	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class Y	Actual	1,000.00	1,208.80	5.29	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

56

The UBS Funds

December 31, 2009 (unaudited)

		Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09 – 12/31/09	Expense ratio during period
UBS U.S. Bond Fund
Class A	Actual	$1,000.00	$1,071.00	$3.34	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26	0.64
Class B	Actual	1,000.00	1,066.90	7.24	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	7.07	1.39
Class C	Actual	1,000.00	1,067.20	5.94	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.80	1.14
Class Y	Actual	1,000.00	1,072.40	2.04	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.24	1.99	0.39

57

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2009 (unaudited)

	UBS Absolute Return Bond Fund	UBS Global Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$141,140,521	$24,086,209
Affiliated issuers	5,709,497	—
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—
Foreign currency, at cost	1,138,239	79,981
	$147,988,257	$24,166,190
Investments, at value:
Unaffiliated issuers	$140,666,308	$24,303,946
Affiliated issuers	5,709,497	—
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—
Foreign currency, at value	1,122,203	79,218
Cash	2,513	—
Receivables:
Investment securities sold	—	1,593,973
Due from advisor	—	21,100
Interest	2,550,368	415,115
Fund shares sold	27,104	317,638
Variation margin	186,054	1,125
Foreign tax reclaims	39,483	—
Cash collateral for futures contracts	1,957,162	9,341
Outstanding swap agreements, at value[2]	72,473	3,109
Unrealized appreciation on forward foreign currency contracts	3,615,764	205,892
Other assets	9,078	1,891
Total assets	155,958,007	26,952,348
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	—	1,053,799
Investment advisory and fund administration fees	79,883	16,926
Fund shares redeemed	172,180	805,006
Custody and fund accounting fees	13,498	8,995
Distribution and service fees	3,701	3,333
Trustees' fees	9,870	4,912
Due to custodian	—	685,113
Payable for bank loan	—	—
Accrued expenses	91,459	34,862
Outstanding swap agreements, at value[2]	416,744	65,554
Unrealized depreciation on forward foreign currency contracts	1,052,447	104,406
Total liabilities	1,839,782	2,782,906
Net assets	$154,118,225	$24,169,442

1  The market value of securities loaned by UBS U.S. Bond Fund as of December 31, 2009 was $1,148,373.

2  Net upfront payments made by UBS Absolute Return Bond Fund were $16,815.

58

The UBS Funds

Financial statements

	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$78,602,280	$47,287,664
Affiliated issuers	17,940	4,569,876
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	484,809
Foreign currency, at cost	—	—
	$78,620,220	$52,342,349
Investments, at value:
Unaffiliated issuers	$86,722,117	$47,343,988
Affiliated issuers	17,940	5,082,641
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	484,809
Foreign currency, at value	—	—
Cash	—	302,578
Receivables:
Investment securities sold	1,072,746	5,299,665
Due from advisor	13,160	37,800
Interest	1,755,473	328,627
Fund shares sold	326,037	5,187
Variation margin	—	9,227
Foreign tax reclaims	—	—
Cash collateral for futures contracts	—	20,728
Outstanding swap agreements, at value[2]	—	59,936
Unrealized appreciation on forward foreign currency contracts	—	—
Other assets	5,212	3,835
Total assets	89,912,685	58,979,021
Liabilities:
Payables:
Cash collateral from securities loaned	—	484,809
Investment securities purchased	—	6,104,986
Investment advisory and fund administration fees	50,958	27,527
Fund shares redeemed	607,551	1,523,146
Custody and fund accounting fees	7,706	8,719
Distribution and service fees	13,903	3,665
Trustees' fees	5,955	5,433
Due to custodian	—	—
Payable for bank loan	472,691	—
Accrued expenses	55,035	30,376
Outstanding swap agreements, at value[2]	—	401,377
Unrealized depreciation on forward foreign currency contracts	—	—
Total liabilities	1,213,799	8,590,038
Net assets	$88,698,886	$50,388,983

See accompanying notes to financial statements.
59

The UBS Funds

Financial statements

Statement of assets and liabilities (cont'd)
December 31, 2009 (unaudited)

	UBS Absolute Return Bond Fund[1]	UBS Global Bond Fund
Net assets consist of:
Beneficial interest	$281,750,030	$39,422,194
Accumulated undistributed (distributions in excess of) net investment income	(2,848,682)	102,967
Accumulated net realized loss	(128,566,407)	(15,603,626)
Net unrealized appreciation	3,783,284	247,907
Net assets	$154,118,225	$24,169,442
Class A
Net assets	$14,781,202	$8,283,799
Shares outstanding	2,288,584	1,097,035
Net asset value and redemption proceeds per share	$6.46	$7.55
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.63	$7.91
Class B
Net assets	—	$149,088
Shares outstanding	—	19,685
Net asset value and offering price per share	—	$7.57
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	—	$7.19
Class C
Net assets	$4,161,777	$2,225,161
Shares outstanding	644,448	295,662
Net asset value and offering price per share	$6.46	$7.53
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$6.43	$7.47
Class Y
Net assets	$135,175,246	$13,511,394
Shares outstanding	20,944,262	1,568,737
Net asset value per share, offering price per share, and redemption proceeds per share	$6.45	$8.61

1  UBS Absolute Return Bond Fund does not offer Class B Shares.

2  For Class A, the maximum sales charge is 4.50% for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund, and 2.50% for UBS Absolute Return Bond Fund. Classes B, C and Y have no front-end sales charges. For Class A shares of each Fund except UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class A shares of the UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $250,000 or more that were not subject to a front end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. For Class C, the maximum contingent deferred sales charge is 0.75% for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund, and 0.50% for UBS Absolute Return Bond Fund. Class Y has no contingent deferred sales charge.

60

The UBS Funds

Financial statements

	UBS High Yield Fund	UBS U.S. Bond Fund
Net assets consist of:
Beneficial interest	$213,690,362	$87,990,284
Accumulated undistributed (distributions in excess of) net investment income	292,235	(68,113)
Accumulated net realized loss	(133,403,548)	(37,803,175)
Net unrealized appreciation	8,119,837	269,987
Net assets	$88,698,886	$50,388,983
Class A
Net assets	$36,514,847	$8,561,796
Shares outstanding	6,161,811	1,018,340
Net asset value and redemption proceeds per share	$5.93	$8.41
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.21	$8.81
Class B
Net assets	$968,030	$107,901
Shares outstanding	163,286	12,820
Net asset value and offering price per share	$5.93	$8.42
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.63	$8.00
Class C
Net assets	$8,732,983	$2,631,417
Shares outstanding	1,472,636	313,927
Net asset value and offering price per share	$5.93	$8.38
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.89	$8.32
Class Y
Net assets	$42,483,026	$39,087,869
Shares outstanding	7,114,696	4,654,713
Net asset value per share, offering price per share, and redemption proceeds per share	$5.97	$8.40

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2009 (unaudited)

	UBS Absolute Return Bond Fund	UBS Global Bond Fund
Investment income:
Dividends	$—	$—
Interest and other	2,629,748	561,896
Affiliated interest	4,825	1,229
Securities lending-net	—	—
Foreign tax withheld	(2,722)	(250)
Total income	2,631,851	562,875
Expenses:
Advisory and administration	486,123	115,592
Service and distribution:
Class A	12,282	10,508
Class B	—	686
Class C	11,946	7,951
Transfer agency and related service fees:
Class A	16,984	6,043
Class B	—	135
Class C	2,935	911
Class Y	1,795	25,832
Custodian and fund accounting	40,026	27,011
Federal and state registration	18,070	29,939
Professional services	57,989	50,234
Shareholder reports	24,581	7,147
Trustees	16,648	9,809
Other	10,033	5,518
Total expenses	699,412	297,316
Fee waivers and/or expense reimbursements by Advisor	(18,823)	(134,752)
Net operating expenses	680,589	162,564
Interest expense	—	—
Net expenses	680,589	162,564
Net investment income	1,951,262	400,311
Net realized gain (loss) on:
Investments in unaffiliated issuers	(400,819)	181,892
Investments in affiliated issuers	—	—
Futures contracts	(4,206,832)	13,168
Swap agreements	(123,178)	289
Foreign currency transactions	(5,538,988)	930,372
Net realized gain (loss)	(10,269,817)	1,125,721
Change in net unrealized appreciation (depreciation) on:
Investments	4,725,268	987,748
Futures contracts	1,865,646	(2,396)
Swap agreements	(115,344)	(28,567)
Foreign forward currency contracts	6,814,502	154,508
Translation of other assets and liabilities denominated in foreign currency	(58,174)	(27,394)
Change in net unrealized appreciation	13,231,898	1,083,899
Net realized and unrealized gain	2,962,081	2,209,620
Net increase in net assets resulting from operations	$4,913,343	$2,609,931

62

The UBS Funds

Financial statements

	UBS High Yield Fund	UBS U.S. Bond Fund
Investment income:
Dividends	$6,727	$—
Interest and other	5,067,404	1,166,721
Affiliated interest	1,341	2,974
Securities lending-net	—	2,610
Foreign tax withheld	—	(3,859)
Total income	5,075,472	1,168,446
Expenses:
Advisory and administration	308,800	182,791
Service and distribution:
Class A	45,439	11,761
Class B	4,682	555
Class C	29,942	10,061
Transfer agency and related service fees:
Class A	29,793	6,464
Class B	1,245	143
Class C	6,935	1,229
Class Y	40,043	31,240
Custodian and fund accounting	23,241	26,888
Federal and state registration	22,827	33,739
Professional services	47,146	44,582
Shareholder reports	17,546	11,257
Trustees	11,697	10,820
Other	8,377	6,960
Total expenses	597,713	378,490
Fee waivers and/or expense reimbursements by Advisor	(83,214)	(232,167)
Net operating expenses	514,499	146,323
Interest expense	94	—
Net expenses	514,593	146,323
Net investment income	4,560,879	1,022,123
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,053,885	(1,166,250)
Investments in affiliated issuers	—	1,576,907
Futures contracts	—	(107,025)
Swap agreements	—	627,870
Foreign currency transactions	—	—
Net realized gain (loss)	1,053,885	931,502
Change in net unrealized appreciation (depreciation) on:
Investments	11,517,658	2,654,889
Futures contracts	—	26,838
Swap agreements	—	(167,609)
Foreign forward currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—
Change in net unrealized appreciation	11,517,658	2,514,118
Net realized and unrealized gain	12,571,543	3,445,620
Net increase in net assets resulting from operations	$17,132,422	$4,467,743

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of changes in net assets (unaudited)

	UBS Absolute Return Bond Fund		UBS Global Bond Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income	$1,951,262	$3,230,577	$400,311	$1,588,894
Net realized gain (loss)	(10,269,817)	(33,872,890)	1,125,721	(10,855,664)
Change in net unrealized appreciation	13,231,898	12,020,179	1,083,899	3,201,849
Net increase (decrease) in net assets from operations	4,913,343	(18,622,134)	2,609,931	(6,064,921)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(211,447)	(2,667,309)	(133,293)	(1,516,275)
Class B:
Net investment income and net foreign currency gains	—	—	(1,721)	(19,560)
Class C:
Net investment income and net foreign currency gains	(53,290)	(658,994)	(28,841)	(259,857)
Class Y:
Net investment income and net foreign currency gains	(1,947,457)	(13,660,426)	(302,524)	(6,148,254)
Decrease in net assets from dividends and distributions	(2,212,194)	(16,986,729)	(466,379)	(7,943,946)
Beneficial interest transactions:
Proceeds from shares sold	589,377	3,120,247	7,039,459	36,103,750
Shares issued on reinvestment of dividends and distributions	2,186,897	16,649,066	444,091	7,709,896
Cost of shares redeemed	(5,289,291)	(78,413,871)	(19,802,887)	(62,052,653)
Redemption fees	—	6,753	—	3,335
Net decrease in net assets resulting from beneficial interest transactions	(2,513,017)	(58,637,805)	(12,319,337)	(18,235,672)
Increase (decrease) in net assets	188,132	(94,426,668)	(10,175,785)	(32,244,539)
Net assets, beginning of period	153,930,093	248,176,761	34,345,227	66,589,766
Net assets, end of period	$154,118,225	$153,930,093	$24,169,442	$34,345,227
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(2,848,682)	$(2,587,750)	$102,967	$169,035

64

The UBS Funds

Financial statements

	UBS High Yield Fund		UBS U.S. Bond Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income	$4,560,879	$11,204,500	$1,022,123	$2,418,809
Net realized gain (loss)	1,053,885	(31,537,593)	931,502	(18,475,305)
Change in net unrealized appreciation	11,517,658	8,703,449	2,514,118	11,415,740
Net increase (decrease) in net assets from operations	17,132,422	(11,626,644)	4,467,743	(4,640,756)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,815,604)	(3,772,743)	(355,651)	(634,150)
Class B:
Net investment income and net foreign currency gains	(43,416)	(93,997)	(3,866)	(10,106)
Class C:
Net investment income and net foreign currency gains	(382,701)	(649,853)	(97,430)	(101,001)
Class Y:
Net investment income and net foreign currency gains	(2,307,196)	(7,095,294)	(1,892,856)	(5,778,806)
Decrease in net assets from dividends and distributions	(4,548,917)	(11,611,887)	(2,349,803)	(6,524,063)
Beneficial interest transactions:
Proceeds from shares sold	6,719,590	29,315,974	9,712,527	47,460,979
Shares issued on reinvestment of dividends and distributions	3,615,852	9,810,068	2,259,187	6,388,526
Cost of shares redeemed	(43,472,480)	(56,711,483)	(30,663,379)	(88,912,663)
Redemption fees	311	26,029	3,343	17,108
Net decrease in net assets resulting from beneficial interest transactions	(33,136,727)	(17,559,412)	(18,688,322)	(35,046,050)
Increase (decrease) in net assets	(20,553,222)	(40,800,943)	(16,570,382)	(46,210,869)
Net assets, beginning of period	109,252,108	150,053,051	66,959,365	113,170,234
Net assets, end of period	$88,698,886	$109,252,108	$50,388,983	$66,959,365
Net assets include accumulated undistributed (distributions in excess of) net investment income	$292,235	$280,273	$(68,113)	$1,259,567

See accompanying notes to financial statements.
65

UBS Absolute Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[5]
Net asset value, beginning of period	$6.35	$7.81	$10.05	$10.14	$9.98	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.34	0.35	0.28	0.03
Net realized and unrealized gain (loss) from investment activities	0.08	(0.88)	(2.13)	(0.06)	0.18	(0.02)
Total income (loss) from investment operations	0.16	(0.75)	(1.79)	0.29	0.46	0.01
Less dividends/distributions:
From net investment income	(0.05)	(0.71)	(0.45)	(0.30)	(0.29)	(0.03)
From net realized gains	—	—	—	(0.08)	(0.01)	—
Total dividends/distributions	(0.05)	(0.71)	(0.45)	(0.38)	(0.30)	(0.03)
Net asset value, end of period	$6.46	$6.35	$7.81	$10.05	$10.14	$9.98
Total investment return[2]	3.14%	(9.48)%	(18.07)%	2.87%	4.65%	0.06%
Ratios/Supplemental data:
Net assets, end of period (000's)	$14,781	$17,850	$50,761	$257,180	$212,983	$105,373
Ratio of expenses to average assets:
Before expense reimbursement	1.20%[3]	1.12%	0.99%	0.95%	0.96%	1.31%[3]
After expense reimbursement/recoupment	1.00%[3]	1.00%	0.99%	0.95%	0.99%[4]	1.00%[3]
Ratio of net investment income to average net assets	2.38%[3]	1.85%	3.68%	3.43%	2.78%	1.75%[3]
Portfolio turnover rate	15%	99%	33%	56%	96%	22%

	Class Y
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[5]
Net asset value, beginning of period	$6.34	$7.81	$10.05	$10.15	$9.98	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.36	0.37	0.30	0.03
Net realized and unrealized gain (loss) from investment activities	0.08	(0.88)	(2.12)	(0.07)	0.19	(0.02)
Total income (loss) from investment operations	0.16	(0.75)	(1.76)	0.30	0.49	0.01
Less dividends/distributions:
From net investment income	(0.05)	(0.72)	(0.48)	(0.32)	(0.31)	(0.03)
From net realized gains	—	—	—	(0.08)	(0.01)	—
Total dividends/distributions	(0.05)	(0.72)	(0.48)	(0.40)	(0.32)	(0.03)
Net asset value, end of period	$6.45	$6.34	$7.81	$10.05	$10.15	$9.98
Total investment return[2]	3.23%	(9.32)%	(17.92)%	2.96%	4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (000's)	$135,175	$130,933	$187,445	$259,089	$232,208	$20,004
Ratio of expenses to average assets:
Before expense reimbursement	0.84%[3]	0.83%	0.76%	0.75%	0.77%	1.11%[3]
After expense reimbursement	0.84%[3]	0.83%	0.76%	0.75%	0.77%	0.85%[3]
Ratio of net investment income to average net assets	2.54%[3]	1.94%	3.92%	3.63%	3.00%	1.90%[3]
Portfolio turnover rate	15%	99%	33%	56%	96%	22%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

5  For the period April 27, 2005 (commencement of operations) through June 30, 2005.

66

UBS Absolute Return Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[5]
Net asset value, beginning of period	$6.35	$7.81	$10.04	$10.14	$9.98	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.07	0.10	0.31	0.31	0.24	0.02
Net realized and unrealized gain (loss) from investment activities	0.08	(0.87)	(2.12)	(0.06)	0.18	(0.02)
Total income (loss) from investment operations	0.15	(0.77)	(1.81)	0.25	0.42	—
Less dividends/distributions:
From net investment income	(0.04)	(0.69)	(0.42)	(0.27)	(0.25)	(0.02)
From net realized gains	—	—	—	(0.08)	(0.01)	—
Total dividends/distributions	(0.04)	(0.69)	(0.42)	(0.35)	(0.26)	(0.02)
Net asset value, end of period	$6.46	$6.35	$7.81	$10.04	$10.14	$9.98
Total investment return[2]	2.95%	(9.81)%	(18.27)%	2.42%	4.30%	0.01%
Ratios/Supplemental data:
Net assets, end of period (000's)	$4,162	$5,147	$9,971	$37,548	$30,618	$16,973
Ratio of expenses to average assets:
Before expense reimbursement	1.46%[3]	1.42%	1.32%	1.29%	1.32%	1.68%[3]
After expense reimbursement/recoupment	1.35%[3]	1.35%	1.32%	1.30%[4]	1.35%[4]	1.35%[3]
Ratio of net investment income to average net assets	2.03%[3]	1.46%	3.35%	3.07%	2.42%	1.40%[3]
Portfolio turnover rate	15%	99%	33%	56%	96%	22%

See accompanying notes to financial statements.
67

UBS Global Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.12	$9.17	$9.41	$9.50	$9.83	$9.87
Income (loss) from investment operations:
Net investment income[1]	0.09	0.22	0.27	0.26	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	0.46	(0.92)	(0.08)	(0.10)	(0.15)	0.34
Total income (loss) from investment operations	0.55	(0.70)	0.19	0.16	0.04	0.51
Less dividends/distributions:
From net investment income	(0.12)	(1.35)	(0.43)	(0.25)	(0.37)	(0.55)
Net asset value, end of period	$7.55	$7.12	$9.17	$9.41	$9.50	$9.83
Total investment return[2]	7.76%	(7.66)%	1.94%	1.67%	0.51%	5.05%
Ratios/Supplemental data:
Net assets, end of period (000's)	$8,284	$7,930	$12,123	$14,093	$15,546	$16,701
Ratio of expenses to average net assets:
Before expense reimbursement	1.93%[3]	1.68%	1.31%	1.40%	1.48%	1.48%
After expense reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.37%[3]	2.90%	2.81%	2.67%	1.97%	1.65%
Portfolio turnover rate	34%	116%	137%	74%	114%	112%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.14	$9.20	$9.43	$9.52	$9.85	$9.88
Income (loss) from investment operations:
Net investment income[1]	0.06	0.17	0.20	0.18	0.12	0.09
Net realized and unrealized gain (loss) from investment activities	0.46	(0.93)	(0.08)	(0.09)	(0.15)	0.35
Total income (loss) from investment operations	0.52	(0.76)	0.12	0.09	(0.03)	0.44
Less dividends/distributions:
From net investment income	(0.09)	(1.30)	(0.35)	(0.18)	(0.30)	(0.47)
Net asset value, end of period	$7.57	$7.14	$9.20	$9.43	$9.52	$9.85
Total investment return[2]	7.34%	(8.45)%	1.27%	0.90%	(0.26)%	4.29%
Ratios/Supplemental data:
Net assets, end of period (000's)	$149	$122	$131	$215	$420	$1,153
Ratio of expenses to average net assets:
Before expense reimbursement	2.74%[3]	2.55%	2.20%	2.17%	2.25%	2.30%
After expense reimbursement	1.90%[3]	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.63%[3]	2.15%	2.06%	1.92%	1.22%	0.90%
Portfolio turnover rate	34%	116%	137%	74%	114%	112%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

68

UBS Global Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.09	$9.15	$9.38	$9.47	$9.81	$9.85
Income (loss) from investment operations:
Net investment income[1]	0.07	0.18	0.22	0.21	0.14	0.12
Net realized and unrealized gain (loss) from investment activities	0.47	(0.92)	(0.07)	(0.10)	(0.15)	0.35
Total income (loss) from investment operations	0.54	(0.74)	0.15	0.11	(0.01)	0.47
Less dividends/distributions:
From net investment income	(0.10)	(1.32)	(0.38)	(0.20)	(0.33)	(0.51)
Net asset value, end of period	$7.53	$7.09	$9.15	$9.38	$9.47	$9.81
Total investment return[2]	7.66%	(8.27)%	1.56%	1.17%	(0.09)%	4.60%
Ratios/Supplemental data:
Net assets, end of period (000's)	$2,225	$1,856	$1,716	$1,491	$2,426	$3,081
Ratio of expenses to average net assets:
Before expense reimbursement	2.38%[3]	2.17%	1.79%	1.77%	1.88%	1.92%
After expense reimbursement	1.65%[3]	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.87%[3]	2.37%	2.31%	2.17%	1.47%	1.15%
Portfolio turnover rate	34%	116%	137%	74%	114%	112%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.10	$10.24	$10.45	$10.51	$10.84	$10.83
Income (loss) from investment operations:
Net investment income[1]	0.11	0.28	0.32	0.31	0.23	0.21
Net realized and unrealized gain (loss) from investment activities	0.53	(1.05)	(0.08)	(0.10)	(0.17)	0.38
Total income (loss) from investment operations	0.64	(0.77)	0.24	0.21	0.06	0.59
Less dividends/distributions:
From net investment income	(0.13)	(1.37)	(0.45)	(0.27)	(0.39)	(0.58)
Net asset value, end of period	$8.61	$8.10	$10.24	$10.45	$10.51	$10.84
Total investment return[2]	7.93%	(7.54)%	2.28%	2.03%	0.65%	5.36%
Ratios/Supplemental data:
Net assets, end of period (000's)	$13,511	$24,437	$52,620	$107,465	$80,536	$52,345
Ratio of expenses to average net assets:
Before expense reimbursement	1.78%[3]	1.44%	1.04%	1.03%	1.16%	1.16%
After expense reimbursement	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.64%[3]	3.15%	3.06%	2.93%	2.22%	1.90%
Portfolio turnover rate	34%	116%	137%	74%	114%	112%

See accompanying notes to financial statements.
69

UBS High Yield Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.16	$6.19	$6.92	$6.89	$7.14	$7.06
Income (loss) from investment operations:
Net investment income1	0.28	0.50	0.51	0.50	0.55	0.57
Net realized and unrealized gain (loss) from investment activities	0.78	(1.00)	(0.75)	0.08	(0.24)	0.10
Total income (loss) from investment operations	1.06	(0.50)	(0.24)	0.58	0.31	0.67
Less dividends/distributions:
From net investment income	(0.29)	(0.53)	(0.49)	(0.55)	(0.56)	(0.59)
Net asset value, end of period	$5.93	$5.16	$6.19	$6.92	$6.89	$7.14
Total investment return[2]	20.89%	(7.12)%	(3.55)%	8.60%	4.48%	9.66%
Ratios/Supplemental data:
Net assets, end of period (000's)	$36,515	$39,859	$40,582	$45,031	$51,121	$66,677
Ratio of expenses to average net assets:
Before expense reimbursement	1.38%[3]	1.33%	1.29%	1.28%	1.37%	1.28%
After expense reimbursement	1.20%[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	9.88%[3]	9.96%	7.81%	7.16%	7.86%	7.83%
Portfolio turnover rate	31%	92%	39%	46%	64%	61%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.16	$6.20	$6.93	$6.89	$7.14	$7.06
Income (loss) from investment operations:
Net investment income[1]	0.26	0.46	0.46	0.45	0.50	0.51
Net realized and unrealized gain (loss) from investment activities	0.77	(1.01)	(0.75)	0.09	(0.25)	0.10
Total income (loss) from investment operations	1.03	(0.55)	(0.29)	0.54	0.25	0.61
Less dividends/distributions:
From net investment income	(0.26)	(0.49)	(0.44)	(0.50)	(0.50)	(0.53)
Net asset value, end of period	$5.93	$5.16	$6.20	$6.93	$6.89	$7.14
Total investment return[2]	20.43%	(7.98)%	(4.27)%	7.93%	3.69%	8.79%
Ratios/Supplemental data:
Net assets, end of period (000's)	$968	$900	$1,480	$2,386	$2,497	$3,945
Ratio of expenses to average net assets:
Before expense reimbursement	2.23%[3]	2.15%	2.07%	2.04%	2.09%	1.99%
After expense reimbursement	1.95%[3]	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	9.13%[3]	9.01%	7.02%	6.42%	7.11%	7.08%
Portfolio turnover rate	31%	92%	39%	46%	64%	61%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

70

UBS High Yield Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.16	$6.19	$6.93	$6.89	$7.14	$7.06
Income (loss) from investment operations:
Net investment income1	0.27	0.48	0.48	0.47	0.52	0.53
Net realized and unrealized gain (loss) from investment activities	0.77	(1.01)	(0.76)	0.08	(0.25)	0.10
Total income (loss) from investment operations	1.04	(0.53)	(0.28)	0.55	0.27	0.63
Less dividends/distributions:
From net investment income	(0.27)	(0.50)	(0.46)	(0.51)	(0.52)	(0.55)
Net asset value, end of period	$5.93	$5.16	$6.19	$6.93	$6.89	$7.14
Total investment return[2]	20.59%	(7.60)%	(4.03)%	8.05%	3.95%	9.09%
Ratios/Supplemental data:
Net assets, end of period (000's)	$8,733	$7,072	$8,453	$11,330	$12,177	$15,389
Ratio of expenses to average net assets:
Before expense reimbursement	1.89%[3]	1.86%	1.79%	1.78%	1.86%	1.79%
After expense reimbursement	1.70%[3]	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	9.36%[3]	9.41%	7.31%	6.66%	7.36%	7.33%
Portfolio turnover rate	31%	92%	39%	46%	64%	61%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.20	$6.23	$6.96	$6.92	$7.17	$7.10
Income (loss) from investment operations:
Net investment income[1]	0.29	0.52	0.53	0.52	0.57	0.59
Net realized and unrealized gain (loss) from investment activities	0.77	(1.01)	(0.75)	0.09	(0.24)	0.09
Total income (loss) from investment operations	1.06	(0.49)	(0.22)	0.61	0.33	0.68
Less dividends/distributions:
From net investment income	(0.29)	(0.54)	(0.51)	(0.57)	(0.58)	(0.61)
Net asset value, end of period	$5.97	$5.20	$6.23	$6.96	$6.92	$7.17
Total investment return[2]	20.88%	(6.83)%	(3.28)%	8.98%	4.72%	9.82%
Ratios/Supplemental data:
Net assets, end of period (000's)	$42,483	$61,421	$99,538	$47,768	$33,015	$30,277
Ratio of expenses to average net assets:
Before expense reimbursement	1.13%[3]	1.06%	0.99%	0.98%	1.06%	0.96%
After expense reimbursement	0.95%[3]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	10.17%[3]	10.07%	8.13%	7.43%	8.11%	8.08%
Portfolio turnover rate	31%	92%	39%	46%	64%	61%

See accompanying notes to financial statements.
71

UBS U.S. Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.17	$9.13	$10.46	$10.27	$10.73	$10.56
Income (loss) from investment operations:
Net investment income[1]	0.13	0.23	0.25	0.32	0.40	0.39
Net realized and unrealized gain (loss) from investment activities	0.45	(0.54)	(1.06)	0.24	(0.42)	0.20
Net increase from payment by Advisor	—	—	—	0.00[4]	—	—
Total income (loss) from investment operations	0.58	(0.31)	(0.81)	0.56	(0.02)	0.59
Redemption fees	0.00[4]	0.01	0.01	—	—	—
Less dividends/distributions:
From net investment income	(0.34)	(0.64)	(0.53)	(0.37)	(0.44)	(0.42)
Net asset value, end of period	$8.41	$8.17	$9.13	$10.46	$10.27	$10.73
Total investment return[2]	7.10%	(3.29)%	(8.03)%	5.39%	(0.07)%	5.72%
Ratios/Supplemental data:
Net assets, end of period (000's)	$8,562	$9,128	$9,330	$29,356	$31,285	$34,282
Ratio of expenses to average net assets:
Before expense reimbursement	1.39%[3]	1.27%	1.02%	1.07%	1.07%	1.19%
After expense reimbursement	0.64%[3]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	3.03%[3]	2.71%	2.05%	3.08%	3.79%	3.61%
Portfolio turnover rate	158%	247%	192%	209%	229%	174%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.18	$9.14	$10.47	$10.28	$10.74	$10.56
Income (loss) from investment operations:
Net investment income[1]	0.10	0.16	0.18	0.25	0.32	0.31
Net realized and unrealized gain (loss) from investment activities	0.44	(0.54)	(1.07)	0.23	(0.42)	0.21
Net increase from payment by Advisor	—	—	—	0.00[4]	—	—
Total income (loss) from investment operations	0.54	(0.38)	(0.89)	0.48	(0.10)	0.52
Redemption fees	—	0.00[4]	0.01	—	—	—
Less dividends/distributions:
From net investment income	(0.30)	(0.58)	(0.45)	(0.29)	(0.36)	(0.34)
Net asset value, end of period	$8.42	$8.18	$9.14	$10.47	$10.28	$10.74
Total investment return[2]	6.69%	(4.01)%	(8.72)%	4.70%	(0.93)%	4.96%
Ratios/Supplemental data:
Net assets, end of period (000's)	$108	$109	$250	$442	$808	$1,620
Ratio of expenses to average net assets:
Before expense reimbursement	2.26%[3]	2.10%	1.91%	1.84%	1.83%	2.00%
After expense reimbursement	1.39%[3]	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	2.28%[3]	1.89%	1.77%	2.39%	3.04%	2.86%
Portfolio turnover rate	158%	247%	192%	209%	229%	174%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Amount represents less than $0.005 per share.

72

UBS U.S. Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.15	$9.12	$10.45	$10.26	$10.72	$10.55
Income (loss) from investment operations:
Net investment income[1]	0.11	0.19	0.20	0.27	0.34	0.33
Net realized and unrealized gain (loss) from investment activities	0.44	(0.55)	(1.05)	0.24	(0.41)	0.22
Net increase from payment by Advisor	—	—	—	0.00[4]	—	—
Total income (loss) from investment operations	0.55	(0.36)	(0.85)	0.51	(0.07)	0.55
Redemption fees	—	0.01	—	—	—	—
Less dividends/distributions:
From net investment income	(0.32)	(0.60)	(0.48)	(0.32)	(0.39)	(0.38)
Net asset value, end of period	$8.38	$8.15	$9.12	$10.45	$10.26	$10.72
Total investment return[2]	6.72%	(3.76)%	(8.58)%	4.98%	(0.67)%	5.25%
Ratios/Supplemental data:
Net assets, end of period (000's)	$2,631	$2,574	$1,117	$1,525	$1,530	$2,068
Ratio of expenses to average net assets:
Before expense reimbursement	1.84%[3]	1.76%	1.58%	1.55%	1.56%	1.64%
After expense reimbursement	1.14%[3]	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.53%[3]	2.35%	2.01%	2.56%	3.29%	3.11%
Portfolio turnover rate	158%	247%	192%	209%	229%	174%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.16	$9.13	$10.46	$10.27	$10.72	$10.57
Income (loss) from investment operations:
Net investment income[1]	0.14	0.24	0.28	0.34	0.42	0.41
Net realized and unrealized gain (loss) from investment activities	0.45	(0.55)	(1.06)	0.25	(0.41)	0.21
Net increase from payment by Advisor	—	—	—	0.00[4]	—	—
Total income (loss) from investment operations	0.59	(0.31)	(0.78)	0.59	0.01	0.62
Redemption fees	0.00[4]	—	—	—	—	—
Less dividends/distributions:
From net investment income	(0.35)	(0.66)	(0.55)	(0.40)	(0.46)	(0.47)
Net asset value, end of period	$8.40	$8.16	$9.13	$10.46	$10.27	$10.72
Total investment return[2]	7.24%	(3.15)%	(7.78)%	5.76%	0.14%	5.95%
Ratios/Supplemental data:
Net assets, end of period (000's)	$39,088	$55,149	$102,473	$163,172	$105,526	$109,568
Ratio of expenses to average net assets:
Before expense reimbursement	1.12%[3]	0.96%	0.78%	0.76%	0.82%	0.78%
After expense reimbursement	0.39%[3]	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.29%[3]	2.88%	2.77%	3.27%	4.04%	3.86%
Portfolio turnover rate	158%	247%	192%	209%	229%	174%

See accompanying notes to financial statements.
73

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Absolute Return Bond Fund, which offer Class A, Class C, and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Funds' financial statements.

74

The UBS Funds

Notes to financial statements

A: Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment advisor of the Funds. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or

75

The UBS Funds

Notes to financial statements

deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC 815"), which changed the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended December 31, 2009. The Advisor is not aware of any credit-risk contingent features on derivatives contracts held by the Funds.

At December 31, 2009, each Fund had the following derivatives:

	Asset derivatives
		Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Absolute Return	Forward contacts[1]	$—	$3,615,764	$—	$3,615,764
Bond Fund	Futures contracts[2]	2,261,404	—	—	2,261,404
	Swap agreements[1]	—	—	72,473	72,473
	Total value	$2,261,404	$3,615,764	$72,473	$5,949,641

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

76

The UBS Funds

Notes to financial statements

	Liability derivatives
		Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Absolute Return	Forward contacts[1]	$—	$(1,052,447)	$—	$(1,052,447)
Bond Fund	Futures contracts[2]	(200,609)	—	—	(200,609)
	Swap agreements[1]	—	—	(416,744)	(416,744)
	Total value	$(200,609)	$(1,052,447)	$(416,744)	$(1,669,800)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return	Net realized loss[1]
Bond Fund	Forward contacts	$—	$—	$(6,982,742)	$(6,982,742)
	Futures contracts	(4,206,832)	—	—	(4,206,832)
	Swap agreements	—	(123,178)	—	(123,178)
	Total net realized loss	$(4,206,832)	$(123,178)	$(6,982,742)	$(11,312,752)
	Change in unrealized appreciation/(depreciation)[2]
	Forward contacts	$—	$—	$6,814,502	$6,814,502
	Futures contracts	1,865,646	—	—	1,865,646
	Swap agreements	—	(115,344)	—	(115,344)
	Total change in unrealized appreciation/(depreciation)	$1,865,646	$(115,344)	$6,814,502	$8,564,804

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

	Asset derivatives
		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Bond	Forward contacts[1]	$—	$—	$205,892	$205,892
Fund	Futures contracts[2]	36,224	—	—	36,224
	Swap agreements[1]	—	3,109	—	3,109
	Total value	$36,224	$3,109	$205,892	$245,225

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

	Liability derivatives
		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Bond	Forward contacts[1]	$—	$—	$(104,406)	$(104,406)
Fund	Futures contracts[2]	(38,620)	—	—	(38,620)
	Swap agreements[1]	—	(65,554)	—	(65,554)
	Total value	$(38,620)	$(65,554)	$(104,406)	$(208,580)

1  Statement of assets and liabilities location: Swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

77

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond	Net realized gain[1]
Fund	Forward contacts	$—	$—	$152,112	$152,112
	Futures contracts	13,168	—	—	13,168
	Swap agreements	—	289	—	289
	Total net realized gain	$13,168	$289	$152,112	$165,569
	Change in unrealized appreciation/(depreciation)[2]
UBS Global Bond	Forward contacts	$—	$—	$154,508	$154,508
Fund	Futures contracts	(2,396)	—	—	(2,396)
	Swap agreements	—	(28,567)	—	(28,567)
	Total change in unrealized appreciation/(depreciation)	$(2,396)	$(28,567)	$154,508	$123,545

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

	Asset derivatives
		Interest rate risk	Total
UBS U.S. Bond Fund	Futures contracts[2]	$299,100	$299,100
	Swap agreements[1]	59,936	59,936
	Total value	$359,036	$359,036

1  Statement of assets and liabilities location: Swap agreements, at value.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

	Liability derivatives
		Interest rate risk	Total
UBS U.S. Bond Fund	Futures contracts[2]	$(256,761)	$(256,761)
	Swap agreements[1]	(401,377)	(401,377)
	Total value	$(658,138)	$(658,138)

1  Statement of assets and liabilities location: Swap agreements, at value.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Total
UBS U.S. Bond Fund	Net realized gain/(loss)[1]
	Futures contracts	$(107,025)	$(107,025)
	Swap agreements	627,870	627,870
	Total net realized gain	$520,845	$520,845
	Change in unrealized appreciation/(depreciation)[2]
UBS U.S. Bond Fund	Futures contracts	$26,838	$26,838
	Swap agreements	(167,609)	(167,609)
	Total change in unrealized appreciation/(depreciation)	$(140,771)	$(140,771)

1  Statement of operations location: Net realized gain/(loss) from futures contracts, and swap agreements.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) of futures contracts and swap agreements.

78

The UBS Funds

Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to Portfolio of investments.

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

79

The UBS Funds

Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund

80

The UBS Funds

Notes to financial statements

would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

81

The UBS Funds

Notes to financial statements

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Absolute Return Bond Fund and UBS High Yield Fund may enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Funds. The Fund designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the period ended December 31, 2009, there were no short positions held by either of these Funds.

82

The UBS Funds

Notes to financial statements

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income, if any, monthly, except for UBS Absolute Return Bond Fund which will distribute its net investment income, if any, quarterly. Each Fund declares and distributes net realized gains, if any, on an annual basis, typically in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2009, redemption fees per Fund represent less than $0.005 per share.

2. Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Absolute Return Bond Fund	0.550%	0.500%	0.475%	0.450%	0.425%	0.425%	0.425%
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550	0.550	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400	0.400	0.400

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent that total annualized operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) exceed a specified percentage of each Fund's respective average daily net

83

The UBS Funds

Notes to financial statements

assets. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2009, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Absolute Return Bond Fund	1.00%	N/A%*	1.35%	0.85%	$427,669	$18,823
UBS Global Bond Fund	1.15	1.90	1.65	0.90	103,633	134,752
UBS High Yield Fund	1.20	1.95	1.70	0.95	274,471	83,214
UBS U.S. Bond Fund	0.64	1.39	1.14	0.39	158,948	232,167

*  UBS Absolute Return Bond Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2009 are subject to repayment through June 30, 2013.

At December 31, 2009, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013
UBS Absolute Return Bond Fund—Class A	$51,183	$—	$—	$35,057	$16,126
UBS Absolute Return Bond Fund—Class C	7,430	—	—	4,733	2,697
UBS Absolute Return Bond Fund—Class Y	—	—	—	—	—
UBS Global Bond Fund—Class A	142,815	38,861	20,765	50,263	32,926
UBS Global Bond Fund—Class B	2,779	984	460	761	574
UBS Global Bond Fund—Class C	20,422	2,040	2,242	8,446	7,694
UBS Global Bond Fund—Class Y	563,967	117,753	135,610	217,046	93,558
UBS High Yield Fund—Class A	155,327	42,127	35,260	46,068	31,872
UBS High Yield Fund—Class B	7,533	2,009	2,204	2,019	1,301
UBS High Yield Fund—Class C	36,218	9,583	8,511	10,727	7,397
UBS High Yield Fund—Class Y	155,835	11,051	26,868	75,272	42,644
UBS U.S. Bond Fund—Class A	167,383	70,199	27,421	34,710	35,053
UBS U.S. Bond Fund—Class B	3,960	1,615	1,126	738	481
UBS U.S. Bond Fund—Class C	22,087	3,139	3,008	6,551	9,389
UBS U.S. Bond Fund—Class Y	963,895	222,685	278,613	275,353	187,244

84

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2009, the Funds owed and incurred administrative fees as follows:

Fund	Adminstrative fees owed	Adminstrative fees incurred
UBS Absolute Return Bond Fund	$9,785	$58,454
UBS Global Bond Fund	1,751	11,959
UBS High Yield Fund	5,662	34,329
UBS U.S. Bond Fund	3,590	23,843

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended December 31, 2009 were as follows:

  UBS U.S. Bond Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Corporate Bond Relationship Fund	$12,088,071	$500,000	$9,775,000	$1,326,464	$(374,107)	$3,765,428	7.47%
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	1,200,000	—	—	18,781	1,218,781	2.42
UBS High Yield Relationship Fund	1,194,089	—	1,192,724	167,450	(168,815)	—	—
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	979,715	—	1,015,879	82,993	(46,829)	—	—
	$14,261,875	$1,700,000	$11,983,603	$1,576,907	$(570,970)	$4,984,209	9.89%

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2009 were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	% of net assets		Income earned
UBS Absolute Return Bond Fund	$4,120,804	$17,625,006	$16,036,313	$5,709,497	3.7%		$4,825
UBS Global Bond Fund	545,874	11,220,233	11,766,107	—	0.0		1,229
UBS High Yield Fund	6,815,672	20,022,046	26,819,778	17,940	0.0	*	1,341
UBS U.S. Bond Fund	2,885,206	36,217,230	39,004,004	98,432	0.2		2,974

*  Amount represents less than 0.05%.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operates in compliance with Rule 2a-7 of the Act. Private Money Market is managed by the Advisor and is offered

85

The UBS Funds

Notes to financial statements

only to mutual funds and certain other accounts managed by the Advisor. The Advisor acts as Managing Member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments at December 31, 2009 and for the period then ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	% of net assets	Income earned
UBS U.S. Bond Fund	$1,292,045	$8,335,671	$9,142,907	$484,809	0.97%	$2,610

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Absolute Return Bond Fund	0.15%	N/A%*	0.50%
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75
UBS U.S. Bond Fund	0.25	1.00	0.75

*  UBS Absolute Return Bond Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At December 31, 2009, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2009, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Absolute Return Bond Fund—Class A	$1,904	$1,159
UBS Absolute Return Bond Fund—Class C	1,797	—
UBS Global Bond Fund—Class A	1,796	3,640
UBS Global Bond Fund—Class B	128	70
UBS Global Bond Fund—Class C	1,409	11

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The UBS Funds

Notes to financial statements

Fund	Service and distribution fees owed	Sales charges earned
UBS High Yield Fund—Class A	$7,717	$34,427
UBS High Yield Fund—Class B	813	1,858
UBS High Yield Fund—Class C	5,373	—
UBS U.S. Bond Fund—Class A	1,893	5,276
UBS U.S. Bond Fund—Class B	92	—
UBS U.S. Bond Fund—Class C	1,680	—

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), each Fund's transfer agent, and is compensated for these services by PNC, not the Funds.

For the period ended December 31, 2009, UBS Financial Services Inc. received from PNC, not the Funds, total services fees as follows:

Fund	Amount paid
UBS Absolute Return Bond Fund	$8,916
UBS Global Bond Fund	3,392
UBS High Yield Fund	14,090
UBS U.S. Bond Fund	1,712

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS U.S. Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in an investment company, which is included in the Portfolio(s) of investments. In addition, UBS U.S. Bond Fund received US Government Agency securities as collateral with a market value of $687,602, which cannot be resold. The market value of loaned securities and related collateral outstanding at December 31, 2009, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS U.S. Bond Fund	$1,148,373	$1,172,411	$484,809

87

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the period ended December 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Absolute Return Bond Fund	$21,871,585	$33,839,487
UBS Global Bond Fund	8,467,676	18,647,181
UBS High Yield Fund	28,060,237	56,000,776
UBS U.S. Bond Fund	37,225,153	53,078,895

For the period ended December 31, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Bond Fund	$1,593,785	$2,664,670
UBS U.S. Bond Fund	59,979,049	60,489,938

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2009 were as follows:

	2009
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Absolute Return Bond Fund	$16,986,729	—	$16,986,729
UBS Global Bond Fund	7,943,946	—	7,943,946
UBS High Yield Fund	11,611,887	—	11,611,887
UBS U.S. Bond Fund	6,524,063	—	6,524,063

The tax character of distributions paid and components of net assets for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2010.

88

The UBS Funds

Notes to financial statements

At June 30, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	June 30, 2010	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017
UBS Absolute Return Bond Fund	$—	$—	$—	$—	$—	$564,587	$8,900,102	$70,926,250
UBS Global Bond Fund	—	—	—	—	—	359,497	577,591	3,369,482
UBS High Yield Fund	6,612,767	37,425,637	15,791,570	11,067,780	22,213,870	5,885,761	1,000,707	4,782,241
UBS U.S. Bond Fund	—	—	—	—	353,828	1,283,441	—	3,069,977

The UBS Global Bond Fund and UBS High Yield Fund had capital loss carryforwards in the amount of $269,385 and $23,205,714, respectively, that expired unutilized as of June 30, 2009.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2009, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Absolute Return Bond Fund	$34,939,027	$6,795,241
UBS Global Bond Fund	12,393,941	—
UBS High Yield Fund	29,452,263	—
UBS U.S. Bond Fund	33,248,628	—

As of and during the period ended December 31, 2009, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.75%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on

89

The UBS Funds

Notes to financial statements

the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2009, were as follows:

Fund	Average daily borrowings	Number of days Outstanding	Interest expense	Weighted average annualized interest rate
UBS High Yield Fund	$905,000	4	$94	0.94%

At December 31, 2009, there was an outstanding balance of $472,691 for UBS High Yield Fund.

9. Shares of beneficial interest

For the period ended December 31, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	71,655	$483,903	14,242	$105,474	—	$—
Shares repurchased	(625,575)	(4,035,582)	(187,856)	(1,211,643)	(1,011)	(42,066)
Dividends reinvested	30,209	194,248	7,045	45,298	302,854	1,947,351
Net increase (decrease)	(523,711)	$(3,357,431)	(166,569)	$(1,060,871)	301,843	$1,905,285

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	203,396	$1,539,675	3,919	$30,259
Shares repurchased	(237,373)	(1,794,944)	(733)	(5,375)
Shares converted from Class B to Class A	841	6,421	(838)	(6,421)
Dividends reinvested	16,316	122,834	208	1,575
Net increase (decrease)	(16,820)	$(126,014)	2,556	$20,038

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	55,963	$419,753	594,075	$5,043,351
Shares repurchased	(25,076)	(189,915)	(2,075,419)	(17,806,232)
Dividends reinvested	3,221	24,180	34,493	295,502
Net increase (decrease)	34,108	$254,018	(1,446,851)	$(12,467,379)

90

The UBS Funds

Notes to financial statements

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	429,229	$2,411,962	4,005	$22,482
Shares repurchased	(2,190,545)	(11,802,473)	(16,754)	(89,654)
Shares converted from Class B to Class A	2,139	12,149	(2,139)	(12,149)
Dividends reinvested	194,038	1,092,277	3,724	20,977
Net decrease	(1,565,139)	$(8,286,085)	(11,164)	$(58,344)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	163,913	$934,610	580,416	$3,338,387
Shares repurchased	(102,366)	(579,538)	(5,689,265)	(30,988,666)
Dividends reinvested	41,094	231,481	401,845	2,271,117
Redemption fees	—	—	—	311
Net increase (decrease)	102,641	$586,553	(4,707,004)	$(25,378,851)

UBS US Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	118,563	$1,002,886	—	$—
Shares repurchased	(252,558)	(2,151,855)	(12)	(106)
Shares converted from Class B to Class A	949	8,111	(948)	(8,111)
Dividends reinvested	34,534	290,908	443	3,724
Redemption fees	—	720	—	—
Net decrease	(98,512)	$(849,230)	(517)	$(4,493)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	18,137	$150,385	1,019,395	$8,551,145
Shares repurchased	(30,448)	(256,501)	(3,343,163)	(28,246,806)
Dividends reinvested	10,460	87,867	223,107	1,876,688
Redemption fees	—	—	—	2,623
Net decrease	(1,851)	$(18,249)	(2,100,661)	$(17,816,350)

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	309,296	$2,220,375	74,056	$492,799	51,760	$407,073
Shares repurchased	(4,378,056)	(30,803,963)	(630,509)	(4,346,811)	(5,584,328)	(43,263,097)
Dividends reinvested	380,701	2,418,045	90,266	570,595	2,162,996	13,660,426
Redemption fees	—	5,996	—	757	—	—
Net decrease	(3,688,059)	$(26,159,547)	(466,187)	$(3,282,660)	(3,369,572)	$(29,195,598)

91

The UBS Funds

Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	325,664	$2,540,092	6,575	$47,353
Shares repurchased	(725,643)	(5,631,648)	(19)	(152)
Shares converted from Class B to Class A	5,516	38,722	(5,501)	(38,722)
Dividends reinvested	186,593	1,382,005	1,855	13,735
Redemption fees	—	1,120	—	—
Net increase (decrease)	(207,870)	$(1,669,709)	2,910	$22,214

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	80,927	$595,188	3,509,825	$32,882,395
Shares repurchased	(37,844)	(284,178)	(6,358,293)	(56,097,953)
Dividends reinvested	30,791	226,245	723,055	6,087,911
Redemption fees	—	802	—	1,413
Net increase (decrease)	73,874	$538,057	(2,125,413)	$(17,126,234)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,194,797	$10,022,988	5,435	$29,443
Shares repurchased	(1,544,956)	(7,599,585)	(53,700)	(275,447)
Shares converted from Class B to Class A	26,706	144,250	(26,700)	(144,250)
Dividends reinvested	497,651	2,403,684	10,563	51,628
Redemption fees	—	22,521	—	—
Net increase (decrease)	1,174,198	$4,993,858	(64,402)	$(338,626)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	227,849	$1,076,360	3,580,691	$18,042,933
Shares repurchased	(298,810)	(1,568,007)	(9,159,332)	(47,124,194)
Dividends reinvested	76,090	369,310	1,419,479	6,985,446
Redemption fees	—	325	—	3,183
Net increase (decrease)	5,129	$(122,012)	(4,159,162)	$(22,092,632)

92

The UBS Funds

Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	744,830	$6,095,354	5,526	$46,040
Shares repurchased	(729,755)	(6,035,185)	(5,977)	(51,628)
Shares converted from Class B to Class A	14,728	127,368	(14,723)	(127,368)
Dividends reinvested	65,661	530,962	1,141	9,212
Redemption fees	—	10,551	—	—
Net increase (decrease)	95,464	$729,050	(14,033)	$(123,744)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	244,703	$1,973,748	4,612,977	$39,218,469
Shares repurchased	(62,167)	(512,531)	(9,794,703)	(82,185,951)
Dividends reinvested	10,733	86,350	711,369	5,762,002
Redemption fees	—	1,524	—	5,033
Net increase (decrease)	193,269	$1,549,091	(4,470,357)	$(37,200,447)

10. Subsequent events

Events after the date of the Statement of assets and liabilities are evaluated through the date of issuance of the financial statements. The Funds had no material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the financial statements that required disclosure in or adjustment to the financial statements.

93

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

94

The UBS Funds—Equities

Semiannual Report

December 31, 2009

President's letter	1

Market commentary	2

Equities

UBS Global Equity Fund	4

UBS International Equity Fund	12

UBS U.S. Equity Alpha Fund	22

UBS U.S. Large Cap Equity Fund	32

UBS U.S. Large Cap Value Equity Fund	40

UBS U.S. Mid Cap Growth Equity Fund	47

UBS U.S. Small Cap Growth Fund	55

Explanation of expense disclosure	62

Statement of assets and liabilities	66

Statement of operations	70

Statement of changes in net assets	72

Financial highlights	76

Notes to financial statements	90

General information	111

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President's letter

February 17, 2010

Dear shareholder,

The market developments of the past several months highlight the importance of remaining steadfast to established investment processes and valuation disciplines.

When I last wrote to you on these pages six months ago, the S&P 500 Index was in the early stages of attempting to climb back from one of the steepest declines in its history, investor confidence was at an all-time low and the investing landscape appeared to be undergoing unprecedented changes.

Today, we can observe that both the S&P 500 Index and the MSCI World Free Index (net)—proxies of stock performance in the US and global markets, respectively—have generated solid double-digit returns. What's more, confidence appears to be returning to the markets—albeit tentatively—as investors begin to venture back into riskier assets. That said, however, the markets continue to face the very challenging task of assessing the risks of deflation versus inflation.

Despite the many changes and challenges faced by investors throughout the recent bear market, what remained the same is our unwavering commitment to provide you with investment solutions designed to help you reach your long-term goals. We firmly believe that key to delivering on this commitment in any market environment is adherence to the disciplines and processes that, in our view, have proven their investment value over time.

Today, I am pleased to report that we are being rewarded for maintaining this conviction, as a number of the UBS Funds have generated solid performance versus their respective benchmarks over the review period. Still, as satisfying as it is for me to report this news to you, I find myself already looking to the future. No one can rely on past performance when it comes to delivering future results. We are keenly aware that we need to remain nimble—constantly growing and evolving to meet the challenges that will be presented by this brave new market landscape. In the past, I have written of some of the measures we have already taken to this end, including restructuring our fixed income investment team, and broadening the reach of some of our investment capabilities to ensure they are well-positioned to navigate the marketplace.

More recently, we have continued to build out what I believe is an impressive organization of investment professionals who have the experience and insight required to take our shareholders through the next decade and beyond. This includes bringing on board Andreas Koester, who became Head of Asset Allocation for our Global Investment Solutions team in September 2009. In this role, Andreas has helped implement process refinements and a team restructuring that we believe will better position our multi-asset portfolios in the years to come.

We don't take lightly the responsibility you assigned to us when you chose us as your asset manager. I thank you, as always, for your continued support.

Kai R. Sotorp
President
UBS Funds
Head—Americas
UBS Global Asset Management (Americas) Inc.

The markets in review

Strengthening economic conditions

While economic growth in the US remained strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended. Signs of a turnaround first emerged in the second quarter of 2009, when gross domestic product ("GDP") fell at a more modest pace than in prior quarters. Subsequently, third quarter GDP grew 2.2%, in large part due to the government's efforts to stimulate the economy. Some of the measures instituted by the government included an $8,000 tax credit for first-time home buyers, as well as the "Cash for Clunkers" car rebate program. As the period drew to a close, economic growth continued to accelerate, as evidenced by the 5.7% advance estimate for fourth quarter GDP.

Economic growth also improved overseas. During the reporting period, data was released indicating that the recessions in Germany and France concluded during the second quarter of 2009, while economic growth in the UK and Japan also resumed. In many instances, growth rates in emerging markets countries held up relatively better than their developed country counterparts. As a case in point, although growth moderated in China, it avoided falling into a recession.

The global equity markets continued to rally

The global equity markets, which started to rebound in March 2009, continued to move higher over the six-months ended December 31, 2009. The S&P 500 Index1 posted positive returns during five of the last six months of 2009, and gained 22.59% over the reporting period as a whole. The market's continued ascent was due to a variety of factors, including further improvements in the credit markets, signs that the economy was recovering, better-than-expected corporate profits and robust investor risk appetites.

The international equity markets also generated strong results during the reporting period. International developed stocks, as measured by the MSCI EAFE Index (net),2 returned 22.07% during the six months ended December 31, 2009. Emerging markets equities generated even better results, with the MSCI Emerging Markets Index3 gaining 31.42% over the same period. Rising commodity prices and an improving economic backdrop were two of the factors supporting emerging market equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

The markets in review

Risk-taking is rewarded in the fixed income markets

The US bond market generated positive results during the reporting period. In sharp contrast to late 2008 and early 2009, when investors were drawn to the relative safety of short-term Treasuries, risk aversion continued to abate over the six months covered by this report. This change in investor sentiment was due to a number of factors, including economic conditions that transitioned from being "less negative" to showing signs of meaningful improvement. Against this backdrop, the US spread sectors (non-Treasuries) generated strong results during the reporting period.

Overall, during the six months ended December 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 3.95%. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated very strong results over the six-month reporting period. During that time, the Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 21.10%, while the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 11.89%.

4  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS Global Equity Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Global Equity Fund (the "Fund") returned 26.65% (Class A shares returned 19.69% after the deduction of the maximum sales charge), while Class Y shares returned 26.77%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index"), returned 22.23% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark during the reporting period, primarily due to widespread stock selection gains.

Portfolio performance summary1

What worked

•  Stock selection contributed positively in eight out of the 10 global sectors during the reporting period. The Fund's energy and information technology stocks made the strongest contributions to relative performance.

  – Within energy, the most successful holding was an overweight position in Petroleum Geo Services (PGS), a Norway-based oil services company. The holding in PGS was reduced in December as we took profits on the position. (For details, see "Portfolio highlights.")

Conversely, the Fund also benefited from the decision not to hold Exxon Mobil, which underperformed during the period.

  – In the information technology sector, outperformance was driven by holdings including HON HAI Precision. Shares of the Taiwan electronics component manufacturer rose strongly during the reporting period. (For details, see "Portfolio highlights.")

  – Other stock positions that had a positive impact on performance included Norwegian telecom services company Telenor and Australian carrier Qantas Airways. Telenor benefited from its significant presence in central and Eastern Europe. (For details, see "Portfolio highlights.")

•  At the market level, the Fund's exposure to emerging markets made a significant contribution to relative returns. Emerging markets outperformed developed economies during the period, largely due to stronger fiscal situations. The Fund held overweight positions in Russia, Taiwan and Brazil because our research viewed them as extremely undervalued. This stance was rewarded during the six months.

What didn't work

•  Stock selection within the financial sector detracted from performance. In particular, Japanese financials such as Sumitomo Mitsui Financial and Nomura Holdings disappointed. Barclays also made a negative contribution to relative returns.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Global Equity Fund

•  The Fund's utilities stocks failed to keep pace with the market during the six months. Defensive stocks and cyclicals lagged the market as global stock prices rallied. In this space, an overweight position in US power plant owner and operator Dynegy Inc. was negative for performance.

•  Within consumer staples, an overweight holding in Japan Tobacco detracted from performance for the period. However, JT shares rallied toward the end of the period on news that the new tobacco tax regime in Japan would not be as onerous as the market had expected, as well as in reaction to a weaker yen. We maintain our position in the stock. (For details, see "Portfolio highlights.")

Portfolio highlights

•  We have positioned the portfolio toward companies involved in oil services, as well as exploration and production, because we believe these will be the best investment areas as energy companies increasingly explore in more complex and challenging geological structures. Portfolio holding Petroleum Geo-Services is one example of this type of company, and it has performed well as this trend has continued.

•  The Fund benefited from holding Telenor, the incumbent telecom operator in Norway, which is also partly owned by the government. The company enjoys high market share in both the domestic fixed (land) line and mobile sectors, as well as several overseas operations in Eastern Europe and Asia. The shares performed well during the six-month period as investors recognized the strength of the company's domestic cash generation and the underlying value in the emerging markets businesses.

•  The Fund benefited from holding HON HAI Precision. The stock posted strong operating margins for much of the period. It also embarked on renewed hiring that we believe will result in greater revenue momentum going forward. After a massive relocation exercise in 2008, we expect significant cost savings to accrue over time. HON HAI should be gaining market share over the next two to three years, as outsourcing increases and cost pressure from labor and materials becomes a greater burden to smaller companies.

•  Japan Tobacco is one of the cheapest tobacco companies in the world on a cash flow basis. We believe the company's international business is underrated compared with its peers. The market has focused on the impact of Japan's new political regime on the company's domestic business and the tax implications for Japan Tobacco. While we believe the market is probably overly concerned over this issue, it may hold the valuation of the company back until there is more clarity.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Equity Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	26.65%	45.05%	2.16%	2.20%	3.62%
Class B3	26.17%	44.00%	1.40%	N/A	3.63%[6]
Class C4	26.16%	43.98%	1.38%	N/A	3.40%
Class Y5	26.77%	45.37%	2.44%	2.52%	5.92%
After deducting maximum sales charge
Class A2	19.69%	37.09%	1.01%	1.62%	3.15%
Class B3	21.17%	39.00%	1.02%	N/A	3.63%[6]
Class C4	25.16%	42.98%	1.38%	N/A	3.40%
MSCI World Free Index (net)[7]	22.23%	29.99%	2.01%	(0.24)%	5.57%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.48% and 1.48%; Class B—2.25% and 2.25%; Class C—2.30% and 2.25%; Class Y—1.08% and 1.08%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursements put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" for the fiscal year ending June 30, 2009 were 1.25% for the Class A shares, 2.00% for the Class B shares, 2.00% for the Class C shares and 1.00% for the Class Y shares.

1  Inception date of UBS Global Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 11, 2001 and November 27, 2001, respectively. Inception date of Class Y shares is January 28, 1994. The inception return of the index is calculated as of January 31, 1994, which is the closest month-end to the inception date of the oldest share class (Class Y).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Microsoft Corp.	2.3%
Vodafone Group PLC	2.1
Roche Holding AG	1.9
HON HAI Precision Industry Co., Ltd.	1.9
Rio Tinto Ltd.	1.8
Hewlett-Packard Co.	1.7
Bank of America Corp.	1.6
Naspers Ltd., Class N	1.5
GlaxoSmithKline PLC	1.5
Mitsubishi Corp.	1.5
Total	17.8%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
United States	41.2%
Japan	9.2
United Kingdom	8.4
Russia	4.0
Switzerland	3.9
Total	66.7%

UBS Global Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2009

Common stocks

Airlines	2.43%
Auto components	0.63
Automobiles	2.06
Beverages	0.80
Biotechnology	0.84
Capital markets	3.05
Chemicals	2.01
Commercial banks	8.00
Commercial services & supplies	2.54
Computers & peripherals	2.56
Construction materials	3.51
Consumer finance	2.03
Diversified financial services	2.83
Diversified telecommunication services	1.44
Electric utilities	1.28
Electronic equipment, instruments & components	1.85
Energy equipment & services	1.72
Food & staples retailing	4.30
Food products	1.07
Health care equipment & supplies	3.54
Health care providers & services	0.82
Household durables	1.14
Independent power producers & energy traders	0.64
Industrial conglomerates	1.01
Insurance	2.05
Internet & catalog retail	1.00
IT services	1.16
Marine	0.64
Media	2.59
Metals & mining	4.05
Multi-utilities	0.92
Office electronics	1.24
Oil, gas & consumable fuels	7.21
Personal products	1.22
Pharmaceuticals	6.29
Professional services	1.14
Real estate management & development	1.68
Semiconductors & semiconductor equipment	2.40
Software	4.76
Specialty retail	1.31
Tobacco	2.53
Trading companies & distributors	1.52
Wireless telecommunication services	3.16
Total common stocks	98.97%
Preferred stock	0.27
Short-term investment	0.04
Total investments	99.28%
Cash and other assets, less liabilities	0.72%
Net assets	100.00%

UBS Global Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 98.97%
Australia: 2.97%
Qantas Airways Ltd.	678,529	$1,803,373
Rio Tinto Ltd.	39,351	2,603,689
Total Australia common stocks		4,407,062
Belgium: 1.74%
Anheuser-Busch InBev NV	23,023	1,189,463
Delhaize Group SA	18,229	1,396,209
Total Belgium common stocks		2,585,672
Brazil: 1.38%
Vale SA ADR	70,700	2,052,421
Cayman Islands: 0.86%
Seagate Technology	70,100	1,275,119
China: 1.90%
China Merchants Bank Co., Ltd., H Shares	503,500	1,306,179
New World Development Ltd.	740,000	1,510,307
Total China common stocks		2,816,486
Finland: 0.76%
Sampo Oyj, Class A	46,582	1,130,527
France: 1.92%
BNP Paribas	19,326	1,525,085
Carrefour SA	27,674	1,330,550
Total France common stocks		2,855,635
Germany: 2.53%
HeidelbergCement AG	26,456	1,819,795
Metro AG	31,788	1,937,581
Total Germany common stocks		3,757,376
India: 1.16%
Infosys Technology Ltd., ADR	31,100	1,718,897
Indonesia: 2.22%
Astra International Tbk PT	339,000	1,245,283
Bank Rakyat Indonesia PT	1,340,500	1,083,151
Bumi Resources Tbk PT	3,751,500	968,704
Total Indonesia common stocks		3,297,138
Ireland: 2.91%
Covidien PLC	44,204	2,116,930
CRH PLC	81,430	2,205,749
Total Ireland common stocks		4,322,679

	Shares	Value
Japan: 9.25%
Japan Tobacco, Inc.	496	$1,673,583
Mitsubishi Corp.	91,000	2,262,518
Mitsui OSK Lines Ltd.	182,000	955,373
Nissan Motor Co., Ltd.*	207,800	1,816,172
Nomura Holdings, Inc.	211,200	1,556,453
ORIX Corp.	19,760	1,343,790
Ricoh Co., Ltd.	131,000	1,847,631
Shin-Etsu Chemical Co., Ltd.	21,400	1,206,222
Sumitomo Mitsui Financial Group, Inc.	37,900	1,080,514
Total Japan common stocks		13,742,256
Mexico: 1.21%
Grupo Financiero Banorte SAB de CV, Class O	492,000	1,799,211
Netherlands: 3.15%
ASML Holding NV	48,179	1,638,711
ING Groep NV CVA*	192,294	1,858,940
James Hardie Industries NV, CDI*	157,188	1,185,189
Total Netherlands common stocks		4,682,840
Norway: 2.15%
Petroleum Geo-Services ASA*	92,000	1,044,732
Telenor ASA*	152,700	2,141,881
Total Norway common stocks		3,186,613
Russia: 4.01%
Gazprom OAO ADR	75,829	1,890,233
Mobile Telesystems OJSC ADR	30,500	1,491,145
Novolipetsk Steel OJSC GDR*[1]	45,461	1,369,519
Sberbank GDR[1]	4,255	1,200,936
Total Russia common stocks		5,951,833
Singapore: 0.66%
CapitaLand Ltd.	332,000	983,375
South Africa: 1.54%
Naspers Ltd., Class N	56,554	2,295,023
Switzerland: 3.89%
Nobel Biocare Holding AG	38,285	1,281,317
Roche Holding AG	16,444	2,797,390
SGS SA	1,304	1,697,995
Total Switzerland common stocks		5,776,702
Taiwan: 1.85%
HON HAI Precision Industry Co., Ltd.	585,000	2,751,961

UBS Global Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Thailand: 1.31%
Bank of Ayudhya PCL	2,899,400	$1,949,370
United Kingdom: 8.43%
Barclays PLC	439,310	1,935,897
GlaxoSmithKline PLC	107,699	2,281,404
Home Retail Group PLC	327,582	1,493,251
Man Group PLC	367,732	1,808,900
Tullow Oil PLC	87,077	1,815,897
Vodafone Group PLC	1,376,252	3,186,986
Total United Kingdom common stocks		12,522,335
United States: 41.17%
Aflac, Inc.	41,600	1,924,000
Allergan, Inc.	34,900	2,199,049
Altria Group, Inc.	105,700	2,074,891
Autodesk, Inc.*	77,000	1,956,570
Bank of America Corp.	156,000	2,349,360
BorgWarner, Inc.	28,000	930,160
Comcast Corp., Class A	92,100	1,552,806
Discover Financial Services	113,083	1,663,451
Dynegy, Inc., Class A*	525,400	950,974
EOG Resources, Inc.	16,000	1,556,800
Exelon Corp.	38,800	1,896,156
Fortune Brands, Inc.	39,200	1,693,440
Genzyme Corp.*	25,400	1,244,854
Halliburton Co.	49,700	1,495,473
Hess Corp.	30,500	1,845,250
Hewlett-Packard Co.	48,900	2,518,839
Intel Corp.	94,900	1,935,960
Kraft Foods, Inc., Class A	58,400	1,587,312
Lowe's Cos., Inc.	83,200	1,946,048
Mead Johnson Nutrition Co., Class A	41,363	1,807,563
Microsoft Corp.	110,000	3,353,900
Monsanto Co.	21,800	1,782,150
Morgan Stanley	39,400	1,166,240

	Shares	Value
Peabody Energy Corp.	23,100	$1,044,351
Pfizer, Inc.	113,500	2,064,565
Pitney Bowes, Inc.	75,900	1,727,484
Republic Services, Inc.	72,600	2,055,306
Sempra Energy	24,500	1,371,510
Southwest Airlines Co.	157,100	1,795,653
Sysco Corp.	62,000	1,732,280
Textron, Inc.	79,900	1,502,919
Ultra Petroleum Corp.*	32,200	1,605,492
UnitedHealth Group, Inc.	39,900	1,216,152
VMware, Inc., Class A*	41,612	1,763,517
Zimmer Holdings, Inc.*	31,400	1,856,054
Total United States common stocks		61,166,529
Total common stocks
(cost $112,913,042)		147,027,060
Preferred stock: 0.27%
United States: 0.27%
Bank of America Corp., 10.000%* (cost $398,235)	26,549	396,111
Short-term investment: 0.04%
Investment company: 0.04%
UBS Cash Management Prime Relationship Fund, 0.120%[2,3] (cost $63,307)	63,307	63,307
Total investments: 99.28%
(cost $113,374,584)		147,486,478
Cash and other assets, less liabilities: 0.72%		1,068,634
Net assets: 100.00%		$148,555,112

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $113,374,584; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$35,471,254
Gross unrealized depreciation	(1,359,360)
Net unrealized appreciation of investments	$34,111,894

*  Non-income producing security.

1  Security exempt from registration under Regulations S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2009, the value of these securities amounted to $2,570,455 or 1.73% of net assets..

2  Investment in affiliated investment company.

3  The rate shown reflects the yield at December 31, 2009.

ADR  American depositary receipt

CVA  Dutch certification—depositary certificate

CDI  Chess depositary interest

GDR  Global depositary receipt

UBS Global Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	2,645,000	USD	2,433,532	03/03/10	$71,256
Brazilian Real	3,280,000	USD	1,856,989	03/03/10	(5,530)
Canadian Dollar	820,000	USD	778,495	03/03/10	(5,557)
Euro	4,360,000	USD	6,562,609	03/03/10	312,723
Japanese Yen	48,700,000	USD	530,501	01/04/10	7,604
Japanese Yen	155,200,000	USD	1,729,325	03/03/10	62,462
New Taiwan Dollar	95,500,000	USD	2,996,548	03/03/10	(37,755)
Norwegian Krone	12,410,000	USD	2,214,952	03/03/10	76,963
South African Rand	6,330,000	USD	843,078	03/03/10	(5,479)
Swiss Franc	4,070,000	USD	4,069,308	03/03/10	133,747
Thai Baht	51,250,000	USD	1,544,838	03/03/10	7,864
United States Dollar	6,531,750	CAD	6,865,000	03/03/10	32,289
United States Dollar	412,635	CHF	425,000	03/03/10	(1,674)
United States Dollar	726,334	DKK	3,590,000	03/03/10	(35,202)
United States Dollar	752,056	GBP	470,000	03/03/10	6,867
United States Dollar	1,802,396	GBP	1,080,000	03/03/10	(58,487)
United States Dollar	2,574,657	JPY	225,800,000	03/03/10	(149,543)
United States Dollar	972,793	NOK	5,640,000	03/03/10	(1,136)
United States Dollar	7,204,249	SEK	49,580,000	03/03/10	(272,378)
United States Dollar	3,596,966	SGD	4,970,000	03/03/10	(61,613)
United States Dollar	194,268	TWD	6,100,000	03/03/10	(453)
Net unrealized appreciation on forward foreign currency contracts					$76,968

Currency type abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

GBP  Great Britain Pound

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks[1]	$71,620,252	$75,406,808	$—	$147,027,060
Preferred stock	—	396,111	—	396,111
Short-term investment	—	63,307	—	63,307
Other financial instruments[2]	—	76,968	—	76,968
Total	$71,620,252	$75,943,194	$—	$147,563,446

1  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS International Equity Fund (the "Fund") returned 22.61% (Class A shares returned 15.81% after the deduction of the maximum sales charge), while Class Y shares returned 22.70%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 22.27% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund slightly outperformed its benchmark during the reporting period, primarily due to stock selection gains within most sectors.

Portfolio performance summary1

What worked

•  Stock selection contributed positively in eight out of the 10 global sectors during the reporting period. The Fund's consumer discretionary, information technology and energy stocks made the strongest contributions to relative performance.

  – In the information technology sector, outperformance was driven by holdings, including HON HAI Precision (an out-of benchmark position). Shares of the Taiwan electronics component manufacturer rose strongly during the reporting period, in part because of the company's supplier relationship with Apple, and was additive to performance. (For details, see "Portfolio highlights.") The Fund's position in European chip manufacturer ASML Holding was also positive for performance.

  – Within energy, the most successful holding was an overweight position in Petroleum Geo Services (PGS), a Norway-based oil services company. The holding in PGS was reduced in December as we took profits on the position. (For details, see "Portfolio highlights.")

  – Other stock positions that had a positive impact on performance included Norwegian telecom services company Telenor, which benefited from its significant presence in central and Eastern Europe. (For details, see "Portfolio highlights.") Australian carrier Qantas Airways, Brazil resource company Vale SA and South African media company Naspers also made strong contributions to relative returns.

•  The Fund's exposure to emerging markets made a significant contribution to relative returns. Emerging markets outperformed developed economies during the period, largely due to stronger fiscal situations. Notably, the Fund held overweight positions in Russia, Taiwan and Brazil because our research viewed them as extremely undervalued—a stance that was rewarded during the six-month period.

What didn't work

•  Several financial stock positions were negative during the period. In particular, Japanese financials such as Sumitomo Mitsui Financial and Nomura Holdings disappointed due to overall weakness in Japan's banking sector. An underweight position in HSBC Holdings detracted as the commercial bank's shares rose strongly during the period.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS International Equity Fund

•  Stock selection within the consumer staples sector detracted from performance. An overweight position in Japan Tobacco detracted from performance for the period as a whole. The stock was attractively valued, but was hurt by a new tobacco tax imposed in Japan. However, JT shares rallied toward the end of the period on news that the tax would not be as onerous as the market had expected, as well as in reaction to a weaker yen. We maintain our position in the stock. (For details, see "Portfolio highlights.")

Portfolio highlights

•  The Fund benefited from holding Telenor, the incumbent telecom operator in Norway, which is also part owned by the government. The company enjoys high market share in both the domestic fixed (land) line and mobile sectors, as well as several overseas operations in Eastern Europe and Asia. The shares performed well during the six-month period, as investors recognized the strength of the company's domestic cash generation and the underlying value in the emerging markets businesses.

•  We have positioned the portfolio toward companies involved in oil services, as well as exploration and production, because we believe these will be the best investment areas as energy companies increasingly explore in more complex and challenging geological structures. Portfolio holding Petroleum Geo-Services is one example of this type of company, and it has performed well as this trend has continued.

•  The Fund benefited from holding HON HAI Precision. The stock posted strong operating margins for much of the period. It also embarked on renewed hiring that we believe will result in greater revenue momentum going forward. After a massive relocation exercise in 2008, we expect significant cost savings to accrue over time. HON HAI should be gaining market share over the next two to three years, as outsourcing increases and cost pressure from labor and materials becomes a greater burden to smaller companies.

•  Japan Tobacco is one of the cheapest tobacco companies in the world on a cash flow basis. We believe the company's international business is underrated compared with its peers. The market has focused on the impact of Japan's new political regime on the company's domestic business and the tax implications for Japan Tobacco. While we believe the market is probably overly concerned over this issue, it may hold the valuation of the company back until there is more clarity.

•  The Fund's underweight position (relative to the benchmark) in banking and financial services firm HSBC hurt performance during the period. HSBC reported better than expected financial results in early August, with the company's US business a key driver behind performance. HSBC also issued a positive interim management statement in mid-November. During the six-month period, the firm also said it's CEO would move from London to Hong Kong as the bank continues to focus on growth in Asia and in emerging markets countries.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	22.61%	39.38%	2.60%	1.20%	2.80%
Class B3	22.07%	38.26%	1.83%	N/A	5.14%[6]
Class C4	22.20%	38.35%	1.85%	N/A	4.89%
Class Y5	22.70%	39.65%	2.82%	1.40%	4.66%
After deducting maximum sales charge
Class A2	15.81%	31.75%	1.44%	0.63%	2.34%
Class B3	17.07%	33.26%	1.54%	N/A	5.14%[6]
Class C4	21.20%	37.35%	1.85%	N/A	4.89%
MSCI World Free ex USA Index (net)[7]	22.27%	33.67%	4.07%	1.62%	5.25%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.60% and 1.28%; Class B—2.55% and 2.03%; Class C—2.41% and 2.03%; Class Y—1.45% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies and interest expense) so that total operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Inception date of UBS International Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are February 12, 2002 and January 25, 2002, respectively. Inception date of Class Y shares and the index is August 31, 1993.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of June 2007, the index consisted of 22 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Roche Holding AG	1.8%
Mitsubishi Corp.	1.7
Vodafone Group PLC	1.7
BNP Paribas	1.6
Rio Tinto PLC	1.5
Daimler AG	1.5
Nomura Holdings, Inc.	1.4
Anheuser-Busch InBev NV	1.3
Vale SA ADR	1.3
Gazprom OAO ADR	1.3
Total	15.1%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
United Kingdom	17.5%
Japan	15.4
Switzerland	6.9
Germany	6.4
China	5.9
Total	52.1%

UBS International Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2009

Common stocks

Aerospace & defense	0.46%
Airlines	1.23
Auto components	0.74
Automobiles	3.41
Beverages	1.90
Building products	0.88
Capital markets	2.58
Chemicals	1.94
Commercial banks	13.18
Communications equipment	0.37
Computers & peripherals	0.28
Construction & engineering	0.36
Construction materials	1.94
Consumer finance	0.61
Diversified financial services	1.05
Diversified telecommunication services	2.26
Electric utilities	2.61
Electrical equipment	0.81
Electronic equipment, instruments & components	1.29
Energy equipment & services	2.05
Food & staples retailing	2.23
Food products	2.18
Health care equipment & supplies	1.18
Hotels, restaurants & leisure	0.25
Household durables	0.53
Household products	0.48
Industrial conglomerates	0.43
Insurance	3.68
Internet & catalog retail	0.49
Internet software & services	0.59
IT services	0.84
Machinery	2.91
Marine	0.47
Media	1.43
Metals & mining	8.45
Office electronics	1.80
Oil, gas & consumable fuels	7.80
Pharmaceuticals	5.30
Professional services	0.72
Real estate management & development	2.73
Semiconductors & semiconductor equipment	3.57
Software	1.16
Specialty retail	1.24
Textiles, apparel & luxury goods	0.51
Tobacco	1.85
Trading companies & distributors	2.13
Wireless telecommunication services	3.26
Total common stocks	98.16%
Short-term investment	0.01
Investment of cash collateral from securities loaned	2.49
Total investments	100.66%
Liabilities, in excess of cash and other assets	(0.66)
Net assets	100.00%

UBS International Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 98.16%
Australia: 4.98%
AMP Ltd.	73,503	$442,686
BHP Billiton Ltd.	15,235	583,406
Incitec Pivot Ltd.	107,372	340,271
MacArthur Coal Ltd.[1]	13,284	132,441
National Australia Bank Ltd.	21,336	519,173
Orica Ltd.	9,458	219,223
Qantas Airways Ltd.	163,362	434,178
Total Australia common stocks		2,671,378
Austria: 0.39%
Telekom Austria AG	14,517	207,268
Belgium: 2.05%
Anheuser-Busch InBev NV	13,849	715,496
Delhaize Group SA	4,992	382,351
Total Belgium common stocks		1,097,847
Bermuda: 0.35%
Seadrill Ltd.	7,500	189,978
Brazil: 2.18%
BM&F BOVESPA SA	15,000	104,248
Gafisa SA	13,000	210,779
Itau Unibanco Holding SA ADR	6,690	152,800
Vale SA ADR	24,100	699,623
Total Brazil common stocks		1,167,450
Canada: 3.00%
Cenovus Energy, Inc.	8,296	210,206
EnCana Corp.	8,300	270,701
Lundin Mining Corp.*	48,800	200,641
Research In Motion Ltd.*	2,900	195,866
Teck Resources Ltd., Class B*	5,600	197,153
Toronto-Dominion Bank	4,100	258,580
TransCanada Corp.[1]	8,000	276,827
Total Canada common stocks		1,609,974
Cayman Islands: 0.55%
Subsea 7, Inc.*[1]	17,600	292,753
China: 5.95%
Belle International Holdings Ltd.	241,000	278,389
China Construction Bank Corp., H Shares	360,000	306,426
China Life Insurance Co., Ltd., H Shares	81,000	396,360

	Shares	Value
China Mengniu Dairy Co., Ltd.*	92,000	$327,144
China Merchants Bank Co., Ltd., H Shares	159,800	414,553
China Overseas Land & Investment Ltd.	134,000	280,578
China Resources Land Ltd.	44,000	99,046
Industrial & Commercial Bank of China, H Shares	135,000	110,789
New World Development Ltd.	167,000	340,839
Shangri-La Asia Ltd.	72,000	134,675
Shougang Concord International Enterprises Co., Ltd.*	274,000	67,944
Sino Land Co., Ltd.	58,000	111,972
Sun Hung Kai Properties Ltd.	7,000	103,869
Tencent Holdings Ltd.	10,100	217,679
Total China common stocks		3,190,263
Cyprus: 0.13%
Marfin Popular Bank Public Co., Ltd.	21,740	70,167
Czech Republic: 0.46%
CEZ AS	5,278	247,594
Denmark: 0.79%
FLSmidth & Co. A/S	2,741	191,954
Novo Nordisk A/S, Class B	1,619	103,588
Vestas Wind Systems A/S*	2,051	125,495
Total Denmark common stocks		421,037
Finland: 0.55%
Sampo Oyj, Class A	12,247	297,230
France: 5.40%
Alstom SA	1,757	122,074
AXA SA	7,396	174,917
BNP Paribas	10,923	861,973
Cie de Saint-Gobain	4,251	228,184
Compagnie Generale des Etablissements Michelin, Class B	2,525	193,681
Nexans SA	2,338	184,540
Sanofi-Aventis SA	1,954	153,168
Soitec NPV*[1]	15,390	214,976
Total SA	7,028	450,365
Total SA ADR	1,200	76,848
Vallourec SA	1,280	232,814
Total France common stocks		2,893,540

UBS International Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Germany: 6.40%
Bayer AG	5,895	$471,159
Daimler AG	14,667	783,614
E.ON AG	16,315	681,113
GEA Group AG	8,190	182,341
HeidelbergCement AG	6,524	448,758
MAN SE	2,728	212,465
Metro AG	9,039	550,956
United Internet AG*	7,513	99,356
Total Germany common stocks		3,429,762
Greece: 0.07%
National Bank of Greece SA*	1,578	40,238
India: 1.34%
ICICI Bank Ltd. ADR	7,100	267,741
Infosys Technology Ltd. ADR[1]	8,200	453,214
Total India common stocks		720,955
Indonesia: 1.51%
Astra International Tbk PT	77,000	282,852
Bank Rakyat Indonesia PT	381,500	308,259
Bumi Resources Tbk PT	848,000	218,969
Total Indonesia common stocks		810,080
Ireland: 1.07%
CRH PLC	12,938	350,460
Ryanair Holdings PLC ADR*	8,300	222,606
Total Ireland common stocks		573,066
Israel: 0.59%
Teva Pharmaceutical Industries Ltd.	5,625	316,218
Italy: 0.64%
Intesa Sanpaolo SpA*	19,824	88,824
Saipem SpA	7,419	254,863
Total Italy common stocks		343,687
Japan: 15.41%
Advantest Corp.	14,800	384,523
Asahi Glass Co., Ltd.	26,000	243,564
Canon, Inc.	15,900	672,173
Chuo Mitsui Trust Holdings, Inc.	63,000	210,266
Fanuc Ltd.	2,400	223,165
Ibiden Co., Ltd.	2,400	85,473
Japan Tobacco, Inc.	172	580,355
JTEKT Corp.	12,100	154,625
Komatsu Ltd.	11,300	235,583
Mitsubishi Corp.	37,700	937,329
Mitsui Fudosan Co., Ltd.	11,000	184,721
Mitsui OSK Lines Ltd.	48,000	251,967

	Shares	Value
Nissan Motor Co., Ltd.*	48,800	$426,512
Nomura Holdings, Inc.	101,200	745,801
NTT DoCoMo, Inc.	168	234,027
ORIX Corp.	4,780	325,067
Ricoh Co., Ltd.	21,000	296,185
Shin-Etsu Chemical Co., Ltd.	8,600	484,743
Sumco Corp.	10,200	179,409
Sumitomo Mitsui Financial Group, Inc.	8,700	248,033
THK Co., Ltd.	17,800	314,421
Tokyu Land Corp.	44,000	161,517
Toshiba Corp.*	27,000	148,904
Toyoda Gosei Co., Ltd.	6,800	204,640
Toyota Motor Corp.	7,900	331,925
Total Japan common stocks		8,264,928
Luxembourg: 0.95%
ArcelorMittal	9,519	431,734
Evraz Group SA GDR*[2]	2,814	78,289
Total Luxembourg common stocks		510,023
Mexico: 0.59%
Grupo Financiero Banorte SAB de CV, Class O	86,000	314,496
Netherlands: 5.24%
ASML Holding NV	17,445	593,356
Heineken NV	6,356	301,170
ING Groep NV CVA*	47,942	463,464
James Hardie Industries NV CDI*	31,971	241,060
Koninklijke Philips Electronics NV1	7,800	229,632
New World Resources NV, Class A	11,256	99,670
Royal Dutch Shell PLC, Class A	22,500	680,578
STMicroelectronics NV1	22,307	200,210
Total Netherlands common stocks		2,809,140
Norway: 1.71%
Petroleum Geo-Services ASA*	26,000	295,250
Telenor ASA*	44,200	619,982
Total Norway common stocks		915,232
Russia: 3.13%
Gazprom OAO ADR	27,432	683,813
Mobile Telesystems OJSC ADR	5,600	273,784
Novolipetsk Steel OJSC GDR*[2]	9,246	278,537
Sberbank	1,571	443,401
Total Russia common stocks		1,679,535

UBS International Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Singapore: 1.57%
CapitaLand Ltd.	63,500	$188,085
DBS Group Holdings Ltd.	27,000	293,568
Golden Agri-Resources Ltd.*	274,000	98,654
Olam International Ltd.[1]	140,000	262,189
Total Singapore common stocks		842,496
South Africa: 1.73%
MTN Group Ltd.	20,581	327,430
Naspers Ltd., Class N	14,837	602,102
Total South Africa common stocks		929,532
South Korea: 0.41%
KB Financial Group, Inc.*	4,351	221,958
Spain: 2.19%
Banco Santander SA	20,334	334,085
Gestevision Telecinco SA1	11,291	164,807
Iberdrola SA	9,356	89,064
Inditex SA	3,342	207,083
Telefonica SA	13,606	379,220
Total Spain common stocks		1,174,259
Switzerland: 6.85%
Alcon, Inc.	1,200	197,220
Credit Suisse Group AG	3,753	184,839
Julius Baer Holding AG	4,796	58,360
Nestle SA	8,814	428,209
Nobel Biocare Holding AG	13,026	435,952
Roche Holding AG	5,786	984,292
SGS SA	298	388,039
Swatch Group AG	5,684	271,781
Xstrata PLC*	25,703	452,725
Zurich Financial Services AG	1,259	273,740
Total Switzerland common stocks		3,675,157
Taiwan: 1.77%
Advanced Semiconductor Engineering, Inc.	384,000	343,511
HON HAI Precision Industry Co., Ltd.	128,450	604,255
Total Taiwan common stocks		947,766
Thailand: 0.70%
Kasikornbank PCL	145,100	377,909
United Kingdom: 17.51%
Anglo American PLC*	6,396	276,811
Antofagasta PLC	15,060	238,790
Associated British Foods PLC	24,036	318,972
AstraZeneca PLC	3,313	155,668

	Shares	Value
Autonomy Corp. PLC*	8,432	$205,589
Barclays PLC	108,655	478,807
BG Group PLC	19,401	347,429
BP PLC	41,709	403,375
Cobham PLC	61,558	248,133
GlaxoSmithKline PLC	30,769	651,785
Home Retail Group PLC	57,551	262,341
HSBC Holdings PLC	36,469	416,196
Imperial Tobacco Group PLC	13,146	414,299
John Wood Group PLC	14,178	70,038
Kingfisher PLC	48,399	177,416
Man Group PLC	80,514	396,054
Prudential PLC	38,191	389,054
Reckitt Benckiser Group PLC	4,784	259,187
Rio Tinto PLC	14,563	784,892
Sage Group PLC	118,047	419,098
Scottish & Southern Energy PLC	20,611	385,163
Standard Chartered PLC	13,294	332,916
Taylor Wimpey PLC*	117,078	73,417
Tullow Oil PLC	27,216	567,560
Vodafone Group PLC	394,592	913,756
Wolseley PLC*	10,315	206,352
Total United Kingdom common stocks		9,393,098
Total common stocks
(cost $35,228,794)		52,646,014
Short-term investment: 0.01%
Investment company: 0.01%
UBS Cash Management Prime Relationship Fund, 0.120%[3,4] (cost $4,208)	4,208	4,208
Investment of cash collateral from securities loaned: 2.49%
UBS Private Money Market Fund LLC, 0.134%[3,4] (cost $1,336,894)	1,336,894	1,336,894
Total investments: 100.66%
(cost $36,569,896)		53,987,116
Liabilities, in excess of cash and other assets: (0.66)%		(356,538)
Net assets: 100.00%		$53,630,578

UBS International Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $36,569,896; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,776,003
Gross unrealized depreciation	(358,783)
Net unrealized appreciation of investments	$17,417,220

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2009.

2  Security exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2009, the value of these securities amounted to $356,826 or 0.67% of net assets.

3  Investment in affiliated investment company.

4  The rate shown reflects the yield at December 31, 2009.

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification - depositary certificate

GDR  Global depositary receipt

OJSC  Open joint stock company

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	320,000	USD	286,058	03/03/10	$262
Brazilian Real	1,530,000	USD	866,218	03/03/10	(2,580)
Canadian Dollar	600,000	USD	561,729	03/03/10	(11,967)
Czech Koruna	7,530,000	USD	436,142	03/03/10	26,750
Euro	1,950,000	USD	2,933,730	03/03/10	138,483
Great Britain Pound	760,000	USD	1,256,359	03/03/10	29,164
Israeli Shekel	1,985,000	USD	528,600	03/03/10	4,628
Japanese Yen	30,200,000	USD	326,416	01/06/10	2,154
Japanese Yen	107,800,000	USD	1,228,179	03/03/10	70,396
New Taiwan Dollar	43,300,000	USD	1,358,644	03/03/10	(17,118)
Norwegian Krone	5,120,000	USD	913,824	03/03/10	31,753
South African Rand	500,000	USD	67,811	01/07/10	87
South African Rand	5,750,000	USD	765,829	03/03/10	(4,977)
Swiss Franc	345,000	USD	328,951	03/03/10	(4,654)
Thai Baht	14,040,000	USD	423,210	03/03/10	2,154
United States Dollar	1,016,655	AUD	1,105,000	03/03/10	(29,769)
United States Dollar	2,369,577	CAD	2,485,000	03/03/10	6,480
United States Dollar	344,941	CHF	345,000	03/03/10	(11,337)
United States Dollar	378,341	DKK	1,870,000	03/03/10	(18,337)
United States Dollar	1,020,253	EUR	685,000	03/03/10	(38,332)
United States Dollar	248,639	GBP	150,000	03/03/10	(6,429)
United States Dollar	601,446	GBP	375,000	03/03/10	4,078
United States Dollar	2,891,643	JPY	253,600,000	03/03/10	(167,954)
United States Dollar	250,252	NOK	1,470,000	03/03/10	2,999
United States Dollar	964,534	SEK	6,610,000	03/03/10	(40,378)
United States Dollar	383,580	SGD	530,000	03/03/10	(6,570)
United States Dollar	403,693	TWD	12,900,000	03/03/10	6,177
Net unrealized depreciation on forward foreign currency contracts					$(34,837)

UBS International Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks[1]	$4,999,801	$47,646,213	$—	$52,646,014
Short-term investment	—	4,208	—	4,208
Investment of cash collateral from securities loaned	—	1,336,894	—	1,336,894
Other financial instruments[2]	—	(34,837)	—	(34,837)
Total	$4,999,801	$48,952,478	$—	$53,952,279

1  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Rights	Warrants	Total
Assets
Beginning balance	$24,445	$0	$24,445
Total gains or losses (realized/unrealized) included in earnings	—	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	(24,445)	—	(24,445)
Ending balance	$—	$—	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09	$—	$—	$—

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") returned 25.52% (Class A shares returned 18.56% after the deduction of the maximum sales charge), while Class Y shares returned 25.71%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 23.11% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 25; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was due primarily to stock selection.

Portfolio performance summary1

What worked

•  Strong stock selection drove the Fund's outperformance. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund's significant outperformance.

  – Notably, the decision to underweight Exxon Mobil made a positive contribution to relative returns. Our research indicated that this stock was overpriced, as so many "safe haven" names were in early 2009. We could not purchase it and remain true to our discipline. When Exxon Mobil lagged the market, our conviction was rewarded. (For details, see "Portfolio highlights.")

  – Peabody Energy was another top performer for the Fund. As the economy stabilized, Peabody and other coal stocks rallied during 2009.

•  An overweight to the transportation sector, and stock selection within the sector, were both positive for performance. The airline and air freight industries offered some of the best price-to-intrinsic-value opportunities, in our view, during the period.

  – FedEx and Southwest Airlines were two of the Fund's strongest names for the six months. (For details, see "Portfolio highlights.")

•  The Fund's information technology holdings contributed to returns, as well. We are finding opportunities in semiconductor equipment more than in software and services stocks. The semiconductor market is extremely cyclical, with a strong tendency to revert to the mean. Our research points to the start of a new cycle for semiconductor stocks.

  – Shares of VMware, a maker of virtualization software, rose during the period, as did semiconductor equipment companies Marvell Technology and Seagate Technology. (For details, see "Portfolio highlights.")

•  The Fund's overweight to media stocks, such as Comcast Corp. and Omnicom Group, was additive to performance during the six months.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Equity Alpha Fund

•  Short positions in several consumer staples names positively impacted returns during the reporting period. The "safe haven" stocks underperformed as the market rallied starting in March, and the Fund's underweighting to consumer staples was rewarded when this sector lagged.

  – Short positions in Tyson Foods and McDonald's added value during the six months, as did short positions to Northern Trust and Quest Diagnostics.

What didn't work

•  Several industry weights detracted from relative returns.

  – The Fund was underweight to real estate stocks, which recovered strongly in 2009. However, we continue to believe foreclosures and mortgage delinquencies remain problematic for both commercial and residential real estate.

  – Underweights to technology hardware and retail stocks were negative contributors during the six months.

•  Individual stock selection decisions hindered performance for the period. Names such as Sprint Nextel, Exelon and Genzyme detracted from relative returns. While we sold out of Sprint Nextel at the end of the period, we continue to have confidence in our view that Exelon will have an advantage when a cap and trade system is imposed. (A cap-and-trade system is a market-based approach to controlling pollution, which allows corporations or national governments to trade emissions allowances under an overall cap, or limit, on those emissions.) Finally, we believe Genzyme can resolve its manufacturing difficulties and realize its potential, so we continue to hold the stock. (For details, see "Portfolio highlights.")

•  The Fund was short to several cyclical stocks that outperformed during the recovery. These included Stanley Works, Cummins and Ingersoll Rand.

Portfolio highlights

•  Holding an underweight position in Exxon Mobil added to relative performance over the review period, as the security underperformed other energy sector stocks. The company announced the acquisition of XTO Energy on December 14, 2009. Exxon's diversification away from traditional oil operations is a clear signal that challenges lie ahead for the largest oil companies. In the future, accessing oil deposits and dealing with stifling politics will, in our view, be difficult to manage. We believe Exxon's move validates our thesis as companies search for friendlier alternatives.

•  During the period, the Fund benefited from holding Southwest Airlines. The low-cost carrier's strategy of eschewing fees for baggage handling and other amenities has boosted revenue by nearly $800 million annually. We continue to hold this stock.

UBS U.S. Equity Alpha Fund

•  The Fund sold out of its position in Sprint Nextel. We had a thesis that the management team would be able to improve operations, stem the loss of subscribers, streamline the cost structure and ultimately return to positive growth. We have seen fairly good progress on several of these fronts as Sprint has improved operations and reduced expenses. We thought these initiatives would improve customer satisfaction and reduce customer churn. Unfortunately, the company continues to lose subscribers at a high rate.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	25.52%	35.85%	(4.58)%
Class C3	24.96%	34.82%	(5.29)%
Class Y4	25.71%	36.55%	(4.32)%
After deducting maximum sales charge
Class A2	18.56%	28.36%	(6.21)%
Class C2	23.96%	33.82%	(5.29)%
Russell 1000 Index[5]	23.11%	28.43%	(2.98)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—2.49% and 2.26%; Class C—3.32% and 3.01%; Class Y—2.35% and 2.27%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2010, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Equity Alpha Fund Class A, Class C and Class Y shares and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 90% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)*1

As of December 31, 2009

Percentage of net assets
Covidien PLC	3.3%
Exxon Mobil Corp.	3.2
Microsoft Corp.	3.0
Hewlett-Packard Co.	2.7
JPMorgan Chase & Co.	2.7
Procter & Gamble Co.	2.7
Comcast Corp., Class A	2.7
PepsiCo, Inc.	2.7
AT&T, Inc.	2.5
Wells Fargo & Co.	2.4
Total	27.9%

*  Only long positions are considered for top ten holdings.

1  Figures represent the direct investments of the UBS U.S. Equity Alpha Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Common stocks

Aerospace & defense	2.89%
Air freight & logistics	2.28
Airlines	2.32
Auto components	1.02
Beverages	3.87
Biotechnology	2.02
Capital markets	3.02
Chemicals	2.20
Commercial banks	3.43
Communications equipment	1.05
Computers & peripherals	6.03
Consumer finance	1.23
Containers & packaging	0.66
Diversified financial services	4.00
Diversified telecommunication services	2.51
Electric utilities	6.63
Electronic equipment, instruments & components	0.72
Energy equipment & services	2.68
Food & staples retailing	4.01
Health care equipment & supplies	6.55
Health care providers & services	3.14
Hotels, restaurants & leisure	1.34
Household durables	1.25
Household products	2.68
Independent power producers & energy traders	0.12
Insurance	4.09
Life sciences tools & services	1.17
Machinery	5.28
Media	7.61
Multi-utilities	1.73
Oil, gas & consumable fuels	10.53
Personal products	2.03
Pharmaceuticals	6.08
Road & rail	1.37
Semiconductors & semiconductor equipment	4.99
Software	6.44
Specialty retail	1.64
Total common stocks	120.61%

Investment company

SPDR Trust	3.01%
Short-term investment	0.24
Total investments before investments sold short	123.86%

Investments sold short

Common stocks

Aerospace & defense	(0.71)
Beverages	(0.66)
Capital markets	(1.07)
Computers & peripherals	(0.69)
Diversified telecommunication services	(0.57)
Electronic equipment, instruments & components	(1.35)
Food products	(1.64)
Health care equipment & supplies	(0.88)
Health care providers & services	(2.06)
Insurance	(0.66)
Internet & catalog retail	(0.62)
Internet software & services	(0.63)
Machinery	(2.10)
Media	(0.57)
Multi-utilities	(1.71)
Oil, gas & consumable fuels	(0.67)
Pharmaceuticals	(1.48)
Semiconductors & semiconductor equipment	(0.56)
Software	(0.78)
Specialty retail	(2.15)
Thrifts & mortgage finance	(0.56)
Trading companies & distributors	(0.55)
Water utilities	(1.09)
Total investments sold short	(23.76)%
Total investments, net of investments sold short	100.10
Liabilities, in excess of cash and other assets	(0.10)
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 120.61%
Aerospace & defense: 2.89%
General Dynamics Corp.[1]	23,700	$1,615,629
Raytheon Co.	10,200	525,504
		2,141,133
Air freight & logistics: 2.28%
FedEx Corp.[1]	20,200	1,685,690
Airlines: 2.32%
Southwest Airlines Co.[1]	150,300	1,717,929
Auto components: 1.02%
BorgWarner, Inc.[1]	22,800	757,416
Beverages: 3.87%
Dr. Pepper Snapple Group, Inc.[1]	32,200	911,260
PepsiCo, Inc.[1]	32,200	1,957,760
		2,869,020
Biotechnology: 2.02%
Amgen, Inc.*[1]	19,800	1,120,086
Genzyme Corp.*[1]	7,700	377,377
		1,497,463
Capital markets: 3.02%
Bank of New York Mellon Corp.[1]	44,506	1,244,833
Morgan Stanley[1]	33,500	991,600
		2,236,433
Chemicals: 2.20%
EI Du Pont de Nemours & Co.[1]	19,700	663,299
Monsanto Co.[1]	11,800	964,650
		1,627,949
Commercial banks: 3.43%
City National Corp.[1]	16,600	756,960
Wells Fargo & Co.[1]	66,000	1,781,340
		2,538,300
Communications equipment: 1.05%
QUALCOMM, Inc.[1]	16,800	777,168
Computers & peripherals: 6.03%
Apple, Inc.*[1]	8,100	1,707,966
Hewlett-Packard Co.[1]	39,200	2,019,192
Seagate Technology[1]	40,400	734,876
		4,462,034

	Shares	Value
Consumer finance: 1.23%
Discover Financial Services[1]	62,050	$912,756
Containers & packaging: 0.66%
Ball Corp.[1]	9,400	485,980
Diversified financial services: 4.00%
Bank of America Corp.[1]	64,500	971,370
JPMorgan Chase & Co.[1]	47,700	1,987,659
		2,959,029
Diversified telecommunication services: 2.51%
AT&T, Inc.[1]	66,400	1,861,192
Electric utilities: 6.63%
American Electric Power Co., Inc.[1]	40,800	1,419,432
Exelon Corp.[1]	34,800	1,700,676
FirstEnergy Corp.[1]	19,900	924,355
Pepco Holdings, Inc.[1]	51,500	867,775
		4,912,238
Electronic equipment, instruments & components: 0.72%
Arrow Electronics, Inc.*	17,900	530,019
Energy equipment & services: 2.68%
Baker Hughes, Inc.[1]	29,700	1,202,256
Noble Corp.[1]	19,200	781,440
		1,983,696
Food & staples retailing: 4.01%
Kroger Co.[1]	44,700	917,691
Sysco Corp.[1]	25,100	701,294
Wal-Mart Stores, Inc.[1]	25,300	1,352,285
		2,971,270
Health care equipment & supplies: 6.55%
Covidien PLC[1]	50,500	2,418,445
Medtronic, Inc.[1]	38,800	1,706,424
Zimmer Holdings, Inc.*[1]	12,300	727,053
		4,851,922
Health care providers & services: 3.14%
Medco Health Solutions, Inc.*[1]	15,800	1,009,778
UnitedHealth Group, Inc.[1]	43,200	1,316,736
		2,326,514
Hotels, restaurants & leisure: 1.34%
Carnival Corp.*[1]	31,200	988,728

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Household durables: 1.25%
Fortune Brands, Inc.[1]	21,400	$924,480
Household products: 2.68%
Procter & Gamble Co.[1]	32,700	1,982,601
Independent power producers & energy traders: 0.12%
Dynegy, Inc., Class A*[1]	50,800	91,948
Insurance: 4.09%
ACE Ltd.*[1]	14,200	715,680
Aflac, Inc.[1]	28,900	1,336,625
Principal Financial Group, Inc.[1]	40,600	976,024
		3,028,329
Life sciences tools & services: 1.17%
Millipore Corp.*[1]	4,800	347,280
Waters Corp.*[1]	8,400	520,464
		867,744
Machinery: 5.28%
Illinois Tool Works, Inc.[1]	30,200	1,449,298
PACCAR, Inc.[1]	38,600	1,400,022
Pall Corp.[1]	29,300	1,060,660
		3,909,980
Media: 7.61%
Comcast Corp., Class A1	117,200	1,975,992
Interpublic Group of Cos., Inc.*[1]	104,945	774,494
Omnicom Group, Inc.[1]	31,900	1,248,885
Time Warner, Inc.[1]	28,100	818,834
Viacom, Inc., Class B*[1]	27,500	817,575
		5,635,780
Multi-utilities: 1.73%
MDU Resources Group, Inc.[1]	30,200	712,720
Sempra Energy[1]	10,100	565,398
		1,278,118
Oil, gas & consumable fuels: 10.53%
EOG Resources, Inc.[1]	9,600	934,080
Exxon Mobil Corp.[1]	34,600	2,359,374
Hess Corp.[1]	16,200	980,100
Marathon Oil Corp.[1]	34,800	1,086,456
Peabody Energy Corp.[1]	14,300	646,503
Ultra Petroleum Corp.*[1]	19,100	952,326
Williams Cos., Inc.[1]	39,900	841,092
		7,799,931

	Shares	Value
Personal products: 2.03%
Avon Products, Inc.[1]	21,400	$674,100
Estee Lauder Cos., Inc., Class A1	17,200	831,792
		1,505,892
Pharmaceuticals: 6.08%
Allergan, Inc.[1]	19,000	1,197,190
Merck & Co., Inc.[1]	42,700	1,560,258
Pfizer, Inc.[1]	95,700	1,740,783
		4,498,231
Road & rail: 1.37%
Ryder System, Inc.[1]	24,700	1,016,899
Semiconductors & semiconductor equipment: 4.99%
Applied Materials, Inc.	68,000	947,920
Broadcom Corp., Class A*[1]	26,600	836,570
Intersil Corp., Class A1	46,800	717,912
Marvell Technology Group Ltd.*[1]	24,900	516,675
National Semiconductor Corp.[1]	43,800	672,768
		3,691,845
Software: 6.44%
Autodesk, Inc.*[1]	33,500	851,235
Intuit, Inc.*[1]	20,900	641,839
Microsoft Corp.[1]	74,300	2,265,407
VMware, Inc., Class A*[1]	23,800	1,008,644
		4,767,125
Specialty retail: 1.64%
Lowe's Cos., Inc.[1]	52,000	1,216,280
Total common stocks
(cost $73,139,779)		89,309,062
Investment company: 3.01%
SPDR Trust, Series 1 (cost $2,246,612)	20,000	2,228,800
Short-term investment: 0.24%
Investment company: 0.24%
UBS Cash Management Prime Relationship Fund, 0.120%[2,3] (cost $177,546)	177,546	177,546
Total investments before investments
sold short: 123.86%
(cost $75,563,937)		91,715,408

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Investments sold short: (23.76)%
Common stocks: (23.76)%
Aerospace & defense: (0.71)%
Goodrich Corp.	(8,200)	$(526,850)
Beverages: (0.66)%
Coca-Cola Enterprises, Inc.	(23,200)	(491,840)
Capital markets: (1.07)%
Charles Schwab Corp.	(22,100)	(415,922)
Northern Trust Corp.	(7,200)	(377,280)
		(793,202)
Computers & peripherals: (0.69)%
EMC Corp.	(14,400)	(251,568)
NetApp, Inc.	(7,500)	(257,925)
		(509,493)
Diversified telecommunication services: (0.57)%
Qwest Communications International, Inc.	(100,500)	(423,105)
Electronic equipment, instruments & components: (1.35)%
Avnet, Inc.	(17,100)	(515,736)
Corning, Inc.	(25,100)	(484,681)
		(1,000,417)
Food products: (1.64)%
General Mills, Inc.	(7,000)	(495,670)
Kellogg Co.	(6,400)	(340,480)
Tyson Foods, Inc., Class A	(30,800)	(377,916)
		(1,214,066)
Health care equipment & supplies: (0.88)%
Beckman Coulter, Inc.	(4,900)	(320,656)
Intuitive Surgical, Inc.	(1,100)	(333,652)
		(654,308)
Health care providers & services: (2.06)%
Amedisys, Inc.	(11,400)	(553,584)
Express Scripts, Inc.	(6,900)	(596,505)
Genoptix, Inc.	(10,464)	(371,786)
		(1,521,875)
Insurance: (0.66)%
Travelers Cos., Inc.	(9,800)	(488,628)

	Shares	Value
Internet & catalog retail: (0.62)%
NetFlix, Inc.	(8,300)	$(457,662)
Internet software & services: (0.63)%
Akamai Technologies, Inc.	(18,300)	(463,539)
Machinery: (2.10)%
Cummins, Inc.	(9,700)	(444,842)
Ingersoll-Rand PLC	(15,300)	(546,822)
Stanley Works	(10,900)	(561,459)
		(1,553,123)
Media: (0.57)%
Lamar Advertising Co., Class A	(13,600)	(422,824)
Multi-utilities: (1.71)%
Consolidated Edison, Inc.	(12,000)	(545,160)
Integrys Energy Group, Inc.	(10,100)	(424,099)
NSTAR	(8,100)	(298,080)
		(1,267,339)
Oil, gas & consumable fuels: (0.67)%
Occidental Petroleum Corp.	(6,100)	(496,235)
Pharmaceuticals: (1.48)%
Eli Lilly & Co.	(16,200)	(578,502)
Watson Pharmaceuticals, Inc.	(13,000)	(514,930)
		(1,093,432)
Semiconductors & semiconductor equipment: (0.56)%
Novellus Systems, Inc.	(17,800)	(415,452)
Software: (0.78)%
BMC Software, Inc.	(14,400)	(577,440)
Specialty retail: (2.15)%
AutoZone, Inc.	(1,500)	(237,105)
Best Buy Co., Inc.	(11,800)	(465,628)
O'Reilly Automotive, Inc.	(9,800)	(373,576)
Sherwin-Williams Co.	(8,400)	(517,860)
		(1,594,169)
Thrifts & mortgage finance: (0.56)%
Hudson City Bancorp, Inc.	(30,300)	(416,019)
Trading companies & distributors: (0.55)%
WW Grainger, Inc.	(4,200)	(406,686)

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

	Shares	Value
Water utilities: (1.09)%
American Water Works Co., Inc.	(19,200)	$(430,272)
Aqua America, Inc.	(21,600)	(378,216)
		(808,488)
Total investments sold short
(proceeds $15,122,697)		(17,596,192)
Total investments, net of investments sold short: 100.10%		74,119,216
Liabilities, in excess of cash and other assets: (0.10)%		(74,369)
Net assets: 100.00%		$74,044,847

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, which was substantially the same for book purposes, was $75,563,937; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,687,685
Gross unrealized depreciation	(536,214)
Net unrealized appreciation of investments	$16,151,471

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Investment in affiliated investment company.

3  The rate shown reflects the yield at December 31, 2009.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$89,309,062	$—	$—	$89,309,062
Common stocks sold short	(17,596,192)	—	—	(17,596,192)
Investment company	2,228,800	—	—	2,228,800
Short-term investment	—	177,546	—	177,546
Total	$73,941,670	$177,546	$—	$74,119,216

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 23.98% (Class A shares returned 17.14% after the deduction of the maximum sales charge), while Class Y shares returned 24.11%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 23.11% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was due primarily to stock selection.

Portfolio performance summary1

What worked

•  Strong stock selection drove the Fund's outperformance. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund's significant outperformance.

  – The decision to underweight Exxon Mobil made a positive contribution to relative returns. Our research indicated that this stock was overpriced, as so many "safe haven" names were in early 2009. We remained true to our discipline, and chose not to purchase it. When Exxon Mobil lagged the market, our conviction was rewarded. (For details, see "Portfolio highlights.")

  – Peabody Energy was another top performer for the Fund. As the economy stabilized, Peabody and other coal stocks rallied during 2009. (For details, see "Portfolio highlights.")

•  The Fund's information technology holdings contributed to returns during the period. We are finding opportunities in semiconductor equipment more than in software and services stocks. The semiconductor market is extremely cyclical, with a strong tendency to revert to the mean. Our research, however, points to the start of a new cycle for semiconductor stocks.

  – Shares of VMware, a maker of virtualization software, rose during the period, as did semiconductor equipment companies Marvell Technology and Seagate Technology. (For details, see "Portfolio highlights.")

•  Selection within the transportation sector was a positive for performance, as well. The rail and air freight industries offered the best price-to-intrinsic-value opportunities during the period. FedEx and Burlington Northern were two of the Fund's strongest names during the period. (Burlington Northern is no longer held by the Fund; for details on FedEx, see "Portfolio highlights.")

•  Several industry weights were additive to performance during the six months.

  – The Fund was successfully overweight to media stocks, such as Comcast Corp. and Omnicom Group.

  – An underweight to consumer staples was rewarded when many food, beverage and tobacco stocks lagged the market recovery.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Large Cap Equity Fund

What didn't work

•  Some individual stock selection decisions hindered performance for the period.

  – Names such as Sprint Nextel, Exelon and Genzyme detracted from relative returns. We sold out of Sprint Nextel at the end of the period. We continue to have confidence in Exelon's advantage when a cap and trade system (a market-based approach to controlling pollution) is imposed, and we believe Genzyme can resolve its manufacturing difficulties and realize its potential. As a result, we continue to hold both stocks in the portfolio. (For details, see "Portfolio highlights.")

•  Several industry weights detracted from relative returns.

  – The Fund was underweight to real estate stocks, which recovered strongly in 2009. We believe foreclosures and mortgage delinquencies remain problematic for both commercial and residential real estate.

  – The Fund had an underweight position in materials stocks, as well. Within commodity-sensitive stocks, we are finding what we view to be more attractive opportunities in energy than in materials. However, the materials sector was up more than we expected during the six-month period.

Portfolio highlights

•  Holding an underweight position in Exxon Mobil added to relative performance over the six months, as the security underperformed other energy sector stocks. The company announced the acquisition of XTO Energy on December 14th. Exxon's diversification away from traditional oil operations is a clear signal that challenges lie ahead for the biggest oil companies. In the future, accessing oil deposits and dealing with stifling politics will be difficult to manage. We believe Exxon's move validates our thesis as companies search for friendlier alternatives.

•  Peabody Energy Corp. added to relative performance, as well. Optimism over the manufacturing recovery appears to be rallying coal stocks, which will boost coal demand. Further to this, we believe that the current competitive structure of the industry continues to improve due to consolidation. In our view, this should force smaller producers to shut down, thereby giving Peabody an edge.

•  The Fund held Marvell Technology Group, which aided performance during the period. The company announced a large jump in quarterly profits as a result of new cost controls and gross margin expansion. In addition, revenues increased sequentially, while operating expenses remained in line. We continue to hold our current position in the company, which makes chips for storage and communications systems. We believe management has positioned the company to further grow profits.

•  FedEx contributed to relative performance during the period. We believe that over time, the company will continue to gain US market share and enjoy sustained revenue growth internationally. We have a strong conviction that the company's superior management will help guide revenue margins and will keep the company ahead of competitors.

UBS U.S. Large Cap Equity Fund

•  The Fund sold out of its position in Sprint Nextel. We had a thesis that the management team would be able to improve operations, stem its loss of subscribers, streamline its cost structure and ultimately return to positive growth. In fact, we saw fairly good progress on several of these fronts, as Sprint improved operations and reduced expenses. We believed these initiatives would improve customer satisfaction and reduce customer churn; however, unfortunately the company continues to lose subscribers at a high rate.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	23.98%	31.66%	(0.42)%	2.27%	3.35%
Class B3	23.53%	30.69%	(1.20)%	N/A	2.53%[6]
Class C4	23.51%	30.67%	(1.16)%	N/A	2.01%
Class Y5	24.11%	32.07%	(0.14)%	2.57%	7.56%
After deducting maximum sales charge
Class A2	17.14%	24.41%	(1.54)%	1.70%	2.88%
Class B3	18.53%	25.69%	(1.54)%	N/A	2.53%[6]
Class C4	22.51%	29.67%	(1.16)%	N/A	2.01%
Russell 1000 Index[7]	23.11%	28.43%	0.79%	(0.49)%	7.73%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.28% and 1.20%; Class B—2.02% and 1.95%; Class C—1.96% and 1.95%; Class Y—0.96% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursements put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the Advisor did not waive its management fee or reimburse expenses of the Fund because each Class' "Total annual fund operating expenses" did not exceed its respective agreed-upon expense limit.

1   Inception date of UBS U.S. Large Cap Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 05, 2001 and November 13, 2001, respectively. Inception date of Class Y shares and the index is February 22, 1994.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Microsoft Corp.	3.0%
Covidien PLC	2.8
Apple, Inc.	2.6
JPMorgan Chase & Co.	2.6
Pfizer, Inc.	2.5
Wells Fargo & Co.	2.4
Procter & Gamble Co.	2.4
FedEx Corp.	2.4
Comcast Corp., Class A	2.3
Chevron Corp.	2.1
Total	25.1%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2009

Common stocks

Aerospace & defense	2.14%
Air freight & logistics	2.35
Airlines	0.88
Auto components	1.02
Beverages	1.99
Biotechnology	1.86
Capital markets	2.30
Chemicals	1.18
Commercial banks	2.91
Communications equipment	1.51
Computers & peripherals	5.63
Consumer finance	1.04
Containers & packaging	0.53
Diversified financial services	3.81
Diversified telecommunication services	1.50
Electric utilities	4.97
Energy equipment & services	2.10
Food & staples retailing	2.29
Health care equipment & supplies	4.81
Health care providers & services	2.41
Hotels, restaurants & leisure	1.34
Household durables	1.47
Household products	2.40
Independent power producers & energy traders	0.22
Insurance	3.63
Life sciences tools & services	0.59
Machinery	4.53
Media	5.63
Oil, gas & consumable fuels	11.09
Personal products	2.01
Pharmaceuticals	5.65
Road & rail	0.86
Semiconductors & semiconductor equipment	3.93
Software	6.24
Specialty retail	0.99
Total common stocks	97.81%
Short-term investment	2.35
Total investments	100.16%
Liabilities, in excess of cash and other assets	(0.16)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 97.81%
Aerospace & defense: 2.14%
General Dynamics Corp.	75,500	$5,146,835
Air freight & logistics: 2.35%
FedEx Corp.	67,800	5,657,910
Airlines: 0.88%
Southwest Airlines Co.	186,200	2,128,266
Auto components: 1.02%
BorgWarner, Inc.	73,700	2,448,314
Beverages: 1.99%
PepsiCo, Inc.	78,900	4,797,120
Biotechnology: 1.86%
Amgen, Inc.*	49,000	2,771,930
Genzyme Corp.*	34,800	1,705,548
		4,477,478
Capital markets: 2.30%
Bank of New York Mellon Corp.	104,983	2,936,375
Morgan Stanley	88,000	2,604,800
		5,541,175
Chemicals: 1.18%
Monsanto Co.	34,800	2,844,900
Commercial banks: 2.91%
City National Corp.	25,900	1,181,040
Wells Fargo & Co.	215,400	5,813,646
		6,994,686
Communications equipment: 1.51%
QUALCOMM, Inc.	78,500	3,631,410
Computers & peripherals: 5.63%
Apple, Inc.*	29,500	6,220,370
Hewlett-Packard Co.	99,800	5,140,698
Seagate Technology	120,000	2,182,800
		13,543,868
Consumer finance: 1.04%
Discover Financial Services	169,450	2,492,610
Containers & packaging: 0.53%
Ball Corp.	24,700	1,276,990

	Shares	Value
Diversified financial services: 3.81%
Bank of America Corp.	197,500	$2,974,350
JPMorgan Chase & Co.	148,900	6,204,663
		9,179,013
Diversified telecommunication services: 1.50%
AT&T, Inc.	128,600	3,604,658
Electric utilities: 4.97%
American Electric Power Co., Inc.	113,700	3,955,623
Exelon Corp.	91,800	4,486,266
FirstEnergy Corp.	58,000	2,694,100
Pepco Holdings, Inc.	49,700	837,445
		11,973,434
Energy equipment & services: 2.10%
Baker Hughes, Inc.	80,800	3,270,784
Noble Corp.	43,800	1,782,660
		5,053,444
Food & staples retailing: 2.29%
Sysco Corp.	59,300	1,656,842
Wal-Mart Stores, Inc.	72,100	3,853,745
		5,510,587
Health care equipment & supplies: 4.81%
Covidien PLC	139,700	6,690,233
Medtronic, Inc.	111,400	4,899,372
		11,589,605
Health care providers & services: 2.41%
Medco Health Solutions, Inc.*	28,200	1,802,262
UnitedHealth Group, Inc.	131,200	3,998,976
		5,801,238
Hotels, restaurants & leisure: 1.34%
Carnival Corp.*	101,600	3,219,704
Household durables: 1.47%
Fortune Brands, Inc.	81,700	3,529,440
Household products: 2.40%
Procter & Gamble Co.	95,100	5,765,913
Independent power producers & energy traders: 0.22%
Dynegy, Inc., Class A*	294,100	532,321

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Insurance: 3.63%
ACE Ltd.*	39,800	$2,005,920
Aflac, Inc.	78,200	3,616,750
Principal Financial Group, Inc.	130,100	3,127,604
		8,750,274
Life sciences tools & services: 0.59%
Millipore Corp.*	19,700	1,425,295
Machinery: 4.53%
Illinois Tool Works, Inc.	95,700	4,592,643
PACCAR, Inc.	107,050	3,882,703
Pall Corp.	67,200	2,432,640
		10,907,986
Media: 5.63%
Comcast Corp., Class A	324,300	5,467,698
Interpublic Group of Cos., Inc.*	322,600	2,380,788
Omnicom Group, Inc.	73,200	2,865,780
Viacom, Inc., Class B*	95,800	2,848,134
		13,562,400
Oil, gas & consumable fuels: 11.09%
Chevron Corp.	67,200	5,173,728
EOG Resources, Inc.	20,000	1,946,000
Exxon Mobil Corp.	63,900	4,357,341
Hess Corp.	49,200	2,976,600
Marathon Oil Corp.	85,800	2,678,676
Peabody Energy Corp.	55,800	2,522,718
Ultra Petroleum Corp.*	70,177	3,499,025
Williams Cos., Inc.	168,100	3,543,548
		26,697,636
Personal products: 2.01%
Avon Products, Inc.	80,700	2,542,050
Estee Lauder Cos., Inc., Class A	47,400	2,292,264
		4,834,314
Pharmaceuticals: 5.65%
Allergan, Inc.	61,200	3,856,212
Merck & Co., Inc.	102,900	3,759,966
Pfizer, Inc.	329,000	5,984,510
		13,600,688
Road & rail: 0.86%
Ryder System, Inc.	50,300	2,070,851

	Shares	Value
Semiconductors & semiconductor equipment: 3.93%
Broadcom Corp., Class A*	90,300	$2,839,935
Intersil Corp., Class A	78,900	1,210,326
KLA-Tencor Corp.	54,100	1,956,256
Marvell Technology Group Ltd.*	111,800	2,319,850
National Semiconductor Corp.	73,200	1,124,352
		9,450,719
Software: 6.24%
Autodesk, Inc.*	114,300	2,904,363
Intuit, Inc.*	51,900	1,593,849
Microsoft Corp.	233,900	7,131,611
VMware, Inc., Class A*	80,300	3,403,114
		15,032,937
Specialty retail: 0.99%
Lowe's Cos., Inc.	102,100	2,388,119
Total common stocks
(cost $191,498,466)		235,462,138
Short-term investment: 2.35%
Investment company: 2.35%
UBS Cash Management Prime Relationship Fund, 0.120%[1,2] (cost $5,662,064)	5,662,064	5,662,064
Total investments: 100.16%
(cost $197,160,530)		241,124,202
Liabilities, in excess of cash and other assets: (0.16)%		(393,921)
Net assets: 100.00%		$240,730,281

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $197,160,530; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$49,863,967
Gross unrealized depreciation	(5,900,295)
Net unrealized appreciation of investments	$43,963,672

*  Non-income producing security.

1  Investment in affiliated investment company.

2  The rate shown reflects the yield at December 31, 2009.

Futures contracts

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of December 31, 2009:

	Expiration date	Cost	Value	Unrealized appreciation
Index futures buy contracts:
S&P 500 Index, 10 contracts (USD)	March 2010	$2,774,385	$2,776,750	$2,365

Currency type abbreviations:

USD  United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$235,462,138	$—	$—	$235,462,138
Short-term investment	—	5,662,064	—	5,662,064
Other financial instruments[1]	2,365	—	—	2,365
Total	$235,464,503	$5,662,064	$—	$241,126,567

1  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 21.32% (Class A shares returned 14.59% after the deduction of the maximum sales charge), while Class Y shares returned 21.52%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), returned 23.23% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 43; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance was due primarily to stock selection.

Portfolio performance summary1

What worked

•  Several stock positions contributed positively to Fund performance. Though the US equity market staged a dramatic recovery from its March 2009 lows, our investment decisions were based on our comparisons of price to intrinsic value. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery.

  – The decision to underweight Exxon Mobil made a positive contribution to relative returns. Our research indicated that this stock was overpriced, as so many "safe haven" names were in early 2009. We could not purchase it and remain true to our discipline. When Exxon Mobil lagged the market, our conviction was rewarded. (For details, see "Portfolio highlights.")

  – The Fund was overweight to Peabody Energy, which was another top contributor. As the economy stabilized, Peabody and other coal stocks rallied during 2009. (For details, see "Portfolio highlights.")

  – Semiconductor equipment company Seagate Technology was a strong performer during the six months. (For details, see "Portfolio highlights.")

•  An overweight to the transportation sector was a positive for performance. The rail and air freight industries offered, in our view, the best price-to-intrinsic-value opportunities during the period. Burlington Northern was one of the Fund's strongest names during the period. Shares of Burlington Northern rose when Warren Buffett acquired the company for his firm Berkshire Hathaway. We sold the stock when it reached what our research showed to be fair value.

•  The Fund was overweight to capital goods stocks. Within this sector, General Electric was a top contributor for the six months.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Large Cap Value Equity Fund

What didn't work

•  Several industry weights detracted from relative returns.

  – The Fund was underweight to real estate stocks, which recovered strongly in 2009. We believe foreclosures and mortgage delinquencies remain problematic for both commercial and residential real estate.

  – The Fund had an underweight position in materials stocks, as well. Within commodity-sensitive stocks, our research is finding more attractive opportunities in energy than in materials. However, the materials sector was up more than we expected during the six months.

•  Individual stock selection decisions hindered performance for the period.

  – Names such as Sprint Nextel, Exelon and Marathon Oil detracted from relative returns. We sold out of Sprint Nextel at the end of the period. However, we continue to have confidence in our view that Exelon will have an advantage when a cap and trade system is imposed. (A cap-and-trade system is a market-based approach to controlling pollution, which allows corporations or national governments to trade emissions allowances under an overall cap, or limit, on those emissions.) And we believe Marathon is well-positioned for increased energy demand, so we continue to hold the stock. (For details, see "Portfolio highlights.")

  – After we purchased Bank of America, investor concerns about the stability of the recovery for financials caused it to lag the market.

Portfolio highlights

•  Holding an underweight position in Exxon Mobil added to relative performance over the review period, as the security underperformed other energy sector stocks. The company announced the acquisition of XTO Energy on December 14, 2009. Exxon's diversification away from traditional oil operations is a clear signal that challenges lie ahead for the largest oil companies. In the future, accessing oil deposits and dealing with stifling politics will, in our view, be difficult to manage. We believe Exxon's move validates our thesis as companies search for friendlier alternatives.

•  The Fund's position in Peabody Energy Corp. added to relative performance. Optimism over the manufacturing recovery appears to be rallying coal stocks, which will boost coal demand. We believe that the current competitive structure of the industry continues to improve due to consolidation. This should force smaller producers to shut down, thereby giving Peabody an edge.

•  FedEx contributed to relative performance during the period. We believe that over time, the company will continue to gain US market share and enjoy sustained revenue growth internationally. We have a strong conviction that the company's superior management will help guide revenue margins and will keep the company ahead of competitors.

•  The Fund sold out of its position in Sprint Nextel. We had a thesis that the management team would be able to improve operations, stem the loss of subscribers, streamline the cost structure and ultimately return to positive growth. We have seen fairly good progress on several of these fronts as Sprint has improved operations and reduced expenses. We thought these initiatives would improve customer satisfaction and reduce customer churn. Unfortunately, the company continues to lose subscribers at a high rate.

UBS U.S. Large Cap Value Equity Fund

•  The Fund's position in Marathon Oil detracted from performance during the period. Investors moved shares lower after pricing in reduced crude oil and refining margin forecasts. However, we expect that Marathon's growing reserves will generate significant revenues as global energy demand increases.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 month	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	21.32%	22.56%	(0.97)%	2.23%
Class B3	20.74%	21.74%	(1.71)%	2.07%[6]
Class C4	20.83%	21.84%	(1.69)%	1.78%
Class Y5	21.52%	23.00%	(0.70)%	2.32%
After deducting maximum sales charge
Class A2	14.59%	15.92%	(2.09)%	1.51%
Class B3	15.74%	16.74%	(1.96)%	2.07%[6]
Class C4	19.83%	20.84%	(1.69)%	1.78%
Russell 1000 Value Index[7]	23.23%	19.69%	(0.25)%	2.25%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.53% and 1.21%; Class B—2.49% and 1.96%; Class C—2.34% and 1.96%; Class Y—1.46% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursements put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" (including Acquired fund fees and expenses) for the fiscal year ending June 30, 2009 were 1.11% for the Class A shares, 1.86% for the Class B shares, 1.86% for the Class C shares and 0.86% for the Class Y shares.

1  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is December 7, 2001. Inception dates of Class B and Class C shares are November 8, 2001 and December 12, 2001, respectively. Inception date of Class Y shares and the index is June 29, 2001.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Exxon Mobil Corp.	4.9%
JPMorgan Chase & Co.	4.7
Pfizer, Inc.	4.0
Chevron Corp.	3.5
Covidien PLC	3.4
AT&T, Inc.	3.2
Wells Fargo & Co.	3.2
Bank of America Corp.	3.1
FedEx Corp.	2.8
Comcast Corp., Class A	2.6
Total	35.4%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2009

Common stocks

Aerospace & defense	2.19%
Air freight & logistics	2.76
Airlines	1.23
Auto components	1.06
Beverages	1.24
Capital markets	3.64
Chemicals	2.09
Commercial banks	3.78
Computers & peripherals	4.09
Containers & packaging	0.53
Diversified financial services	7.83
Diversified telecommunication services	3.25
Electric utilities	6.90
Energy equipment & services	2.95
Food & staples retailing	1.00
Health care equipment & supplies	3.36
Health care providers & services	2.21
Hotels, restaurants & leisure	1.71
Household durables	1.03
Household products	2.37
Independent power producers & energy traders	0.44
Industrial conglomerates	2.55
Insurance	5.05
Machinery	4.12
Media	5.71
Multi-utilities	1.15
Oil, gas & consumable fuels	15.64
Pharmaceuticals	6.07
Road & rail	1.15
Specialty retail	0.99
Total common stocks	98.09%

Investment company

SPDR Trust, Series 1	0.68
Short-term investment	0.75
Total investments	99.52%
Cash and other assets, less liabilities	0.48
Net assets	100.00%

1  Figures represent the direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 98.09%
Aerospace & defense: 2.19%
General Dynamics Corp.	18,400	$1,254,328
Air freight & logistics: 2.76%
FedEx Corp.	18,900	1,577,205
Airlines: 1.23%
Southwest Airlines Co.	61,600	704,088
Auto components: 1.06%
BorgWarner, Inc.	18,300	607,926
Beverages: 1.24%
PepsiCo, Inc.	11,700	711,360
Capital markets: 3.64%
Bank of New York Mellon Corp.	34,100	953,777
Morgan Stanley	38,200	1,130,720
		2,084,497
Chemicals: 2.09%
EI Du Pont de Nemours & Co.	35,500	1,195,285
Commercial banks: 3.78%
City National Corp.	7,900	360,240
Wells Fargo & Co.	66,800	1,802,932
		2,163,172
Computers & peripherals: 4.09%
Hewlett-Packard Co.	23,700	1,220,787
Seagate Technology	61,500	1,118,685
		2,339,472
Containers & packaging: 0.53%
Ball Corp.	5,900	305,030
Diversified financial services: 7.83%
Bank of America Corp.	117,200	1,765,032
JPMorgan Chase & Co.	65,170	2,715,634
		4,480,666
Diversified telecommunication services: 3.25%
AT&T, Inc.	66,250	1,856,987
Electric utilities: 6.90%
American Electric Power Co., Inc.	33,600	1,168,944
Exelon Corp.	22,500	1,099,575
FirstEnergy Corp.	17,900	831,455
Pepco Holdings, Inc.	50,200	845,870
		3,945,844

	Shares	Value
Energy equipment & services: 2.95%
Baker Hughes, Inc.	25,900	$1,048,432
Noble Corp.	15,700	638,990
		1,687,422
Food & staples retailing: 1.00%
Kroger Co.	27,900	572,787
Health care equipment & supplies: 3.36%
Covidien PLC	40,200	1,925,178
Health care providers & services: 2.21%
UnitedHealth Group, Inc.	41,500	1,264,920
Hotels, restaurants & leisure: 1.71%
Carnival Corp.*	30,800	976,052
Household durables: 1.03%
Fortune Brands, Inc.	13,600	587,520
Household products: 2.37%
Procter & Gamble Co.	22,400	1,358,112
Independent power producers & energy traders: 0.44%
Dynegy, Inc., Class A*	138,600	250,866
Industrial conglomerates: 2.55%
General Electric Co.	96,600	1,461,558
Insurance: 5.05%
ACE Ltd.*	17,800	897,120
Aflac, Inc.	22,600	1,045,250
Principal Financial Group, Inc.	39,400	947,176
		2,889,546
Machinery: 4.12%
Illinois Tool Works, Inc.	27,200	1,305,328
PACCAR, Inc.	29,000	1,051,830
		2,357,158
Media: 5.71%
Comcast Corp., Class A	90,300	1,522,458
Interpublic Group of Cos., Inc.*	107,100	790,398
Time Warner, Inc.	32,700	952,878
		3,265,734
Multi-utilities: 1.15%
MDU Resources Group, Inc.	27,900	658,440

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

	Shares	Value
Oil, gas & consumable fuels: 15.64%
Chevron Corp.	25,600	$1,970,944
Exxon Mobil Corp.	41,450	2,826,476
Hess Corp.	17,200	1,040,600
Marathon Oil Corp.	22,500	702,450
Peabody Energy Corp.	19,400	877,074
Ultra Petroleum Corp.*	17,700	882,522
Williams Cos., Inc.	30,700	647,156
		8,947,222
Pharmaceuticals: 6.07%
Merck & Co., Inc.	32,300	1,180,242
Pfizer, Inc.	125,900	2,290,121
		3,470,363
Road & rail: 1.15%
Ryder System, Inc.	16,000	658,720
Specialty retail: 0.99%
Lowe's Cos., Inc.	24,200	566,038
Total common stocks
(cost $54,694,796)		56,123,496

	Shares	Value
Investment company: 0.68%
SPDR Trust, Series 1, (cost $383,632)	3,500	$390,040
Short-term investment: 0.75%
Investment company: 0.75%
UBS Cash Management Prime Relationship Fund, 0.120%[1,2] (cost $429,699)	429,699	429,699
Total investments: 99.52%
(cost $55,508,127)		56,943,235
Cash and other assets, less liabilities: 0.48%		273,160
Net assets: 100.00%		$57,216,395

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $55,508,127; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,658,207
Gross unrealized depreciation	(4,223,099)
Net unrealized appreciation of investments	$1,435,108

*  Non-income producing security.

1  Investment in affiliated investment company.

2  The rate shown reflects the yield at December 31, 2009.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$56,123,496	$—	$—	$56,123,496
Investment company	390,040	—	—	390,040
Short-term investment	—	429,699	—	429,699
Total	$56,513,536	$429,699	$—	$56,943,235

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

Portfolio performance

For the six months ended December 31, 2009, Class A Shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") returned 23.48% (Class A shares returned 16.71% after the deduction of the maximum sales charge), while Class Y shares returned 23.68%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), returned 25.45% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 50; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund lagged its benchmark due to stock selection.

Portfolio performance summary1

What worked

•  Stock selection in the information technology sector made a positive contribution to Fund returns. Information technology makes up the largest weight in the Fund's benchmark Russell Midcap Growth Index, and was the Fund's largest source of relative return during the period.

  – Cognizant Technology, a company that offers outsourcing services and consulting, posted positive third-quarter earnings and offered similar guidance for 2010. (For details, see "Portfolio highlights.")

•  The Fund's energy stocks posted strong relative performance during the six months. An overweight to the sector was additive to returns, as rising commodity prices caused most energy stocks to rally.

  In particular, oil and natural gas companies benefited from the acquisition of XTO Energy by Exxon Mobil for $30 billion. The Fund held Newfield Exploration and Continental Resources, two oil and gas producers whose shares rose throughout the period. We continue to favor companies that have strong management teams and that are leveraged to an increase in oil and gas production. (For details, see "Portfolio highlights.")

•  An underweight to the utilities sector contributed to relative returns. The Fund successfully avoided this sector as utilities and other defensive names lagged the market's sharp rebound.

What didn't work

•  Stock selection in industrials, combined with a slight overweight to the sector, detracted from returns.

  – Industrials service firm Quanta Services, which provides electrical transmission projects and gas pipelines, disappointed during the period. The company's shares can be volatile, and suffered a period of underperformance.

  – Tetra Tech, a provider of infrastructure project services, lagged its more cyclical peers in the market. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Mid Cap Growth Equity Fund

•  The Fund's consumer discretionary stocks underperformed the market during the six-month period.

  – Video game hardware company GameStop lagged the market due to weak earnings and concern about reduced demand for hard games. (For details, see "Portfolio highlights.")

  – Strayer Education and the entire for-profit education industry declined during the fourth quarter of 2009.

•  An overweight to the health care sector hindered performance, as well. Prospects for the sector were uncertain due to the pending health care legislation in Washington. These companies were under pressure, and our overweight detracted from performance.

•  The Fund's cash position caused it to lag the market. The Fund does not employ cash as a tactical allocation. Rather, we keep 1% to 2% of assets in cash in order to fund new purchases. This position detracted from returns as the market rose sharply.

Portfolio highlights

•  Shares of Cognizant Technology performed strongly during the period. Cognizant is a leading provider of information technology, consulting, and business process outsourcing services, combining an onsite and offshore delivery model. Since 2000, India-based information technology services companies have grown at a 43% compounded annual growth rate ("CAGR"). Cognizant has shown a 46% CAGR. Despite this strong growth, the worldwide market share for Indian IT outsourcing firms is estimated at just 5%, showing IT outsourcing is still in the early stage of adoption.

•  Continental Resources added to Fund returns during the six months. Continental is an exploration and production company with a significant interest in oil prospects and production, as well as in natural gas. This stock is one of the few ways to invest in a quality management team that is highly leveraged to oil production in the mid cap space.

•  Tetra Tech continues to gain new business momentum in the environmental, water and alternative energy segments of the infrastructure landscape. The shares have underperformed relative to the industrial sector recently, as higher beta names with less backlog and contract visibility outperformed. However, we believe Tetra Tech stands to benefit from the significant budget increases for their largest federal customers: the Army Core of Engineers, the Environmental Protection Agency and the Department of Education. As such, we continue to like the prospects for Tetra Tech.

UBS U.S. Mid Cap Growth Equity Fund

•  The Fund's investment in GameStop detracted from performance during the period, but we continue to believe the company has a strong business model. It sells new game and console hardware in the video gaming industry, and it also has a well-developed used game (high margin) model that the company executes better than anyone else to date. It is also international in its operations, thus less reliant on pure US industry trends. However, industry and Wall Street speculation concerning the viability of downloadable games, which cut out the retailer, makes investors nervous. We continue to believe GameStop will demonstrate significant strength and growth going forward.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	23.48%	41.33%	(3.97)%
Class C3	23.08%	40.35%	(5.68)%
Class Y4	23.68%	41.58%	(3.23)%
After deducting maximum sales charge
Class A2	16.71%	33.60%	(5.41)%
Class C3	22.08%	39.35%	(5.68)%
Russell Midcap Growth Index[5]	25.45%	46.29%	(1.62)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—5.77% and 1.46%; Class C—7.02% and 2.21%; Class Y—5.02% and 1.21%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, otherwise do not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Mid Cap Growth Equity Fund Class A shares is March 31, 2006. Inception date of Class C shares is April 21, 2006. Inception date of Class Y shares and the index is March 27, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
WMS Industries, Inc.	4.4%
Regal-Beloit Corp.	4.1
Cognizant Technology Solutions Corp., Class A	3.3
Express Scripts, Inc.	3.1
Continental Resources, Inc.	2.7
Amphenol Corp., Class A	2.6
NetApp, Inc.	2.5
Solera Holdings, Inc.	2.4
MSC Industrial Direct Co., Class A	2.3
C.R. Bard, Inc.	2.3
Total	29.7%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2009

Common stocks

Beverages	2.07%
Biotechnology	2.55
Capital markets	3.91
Chemicals	4.06
Commercial services & supplies	3.57
Communications equipment	0.61
Computers & peripherals	5.41
Construction & engineering	1.52
Distributors	1.05
Diversified consumer services	2.04
Diversified financial services	3.83
Electrical equipment	4.08
Electronic equipment, instruments & components	2.57
Energy equipment & services	0.68
Food products	1.99
Health care equipment & supplies	3.52
Health care providers & services	6.99
Hotels, restaurants & leisure	5.23
Internet & catalog retail	0.53
IT services	3.30
Life sciences tools & services	2.05
Machinery	4.10
Multiline retail	0.56
Oil, gas & consumable fuels	6.68
Professional services	1.80
Real estate investment trust (REIT)	0.96
Semiconductors & semiconductor equipment	2.97
Software	8.20
Specialty retail	5.81
Trading companies & distributors	2.34
Wireless telecommunication services	2.98
Total common stocks	97.96%

Investment company

iShares Russell Midcap Growth Index Fund	1.30
Short-term investment	1.18
Total investments	100.44%
Liabilities, in excess of cash and other assets	(0.44)
Net assets	100.00%

1  Figures represent the direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Mid Cap Growth Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 97.96%
Beverages: 2.07%
Central European Distribution Corp.*	3,800	$107,958
Biotechnology: 2.55%
BioMarin Pharmaceutical, Inc.*	2,800	52,668
Talecris Biotherapeutics Holdings Corp.*	3,600	80,172
		132,840
Capital markets: 3.91%
Artio Global Investors, Inc.*	3,300	84,117
TD Ameritrade Holding Corp.*	6,200	120,156
		204,273
Chemicals: 4.06%
Air Products & Chemicals, Inc.	500	40,530
Ecolab, Inc.	1,900	84,702
Scotts Miracle-Gro Co., Class A	2,200	86,482
		211,714
Commercial services & supplies: 3.57%
EnergySolutions, Inc.	8,200	69,618
Tetra Tech, Inc.*	4,300	116,831
		186,449
Communications equipment: 0.61%
F5 Networks, Inc.*	600	31,788
Computers & peripherals: 5.41%
NetApp, Inc.*	3,800	130,682
STEC, Inc.*	3,900	63,726
Teradata Corp.*	2,800	88,004
		282,412
Construction & engineering: 1.52%
Quanta Services, Inc.*	3,800	79,192
Distributors: 1.05%
LKQ Corp.*	2,800	54,852
Diversified consumer services: 2.04%
Strayer Education, Inc.	500	106,245
Diversified financial services: 3.83%
CME Group, Inc.	100	33,595
IntercontinentalExchange, Inc.*	1,000	112,300
MSCI, Inc., Class A*	1,700	54,060
		199,955

	Shares	Value
Electrical equipment: 4.08%
Regal-Beloit Corp.	4,100	$212,954
Electronic equipment, instruments & components: 2.57%
Amphenol Corp., Class A	2,900	133,922
Energy equipment & services: 0.68%
National Oilwell Varco, Inc.	800	35,272
Food products: 1.99%
Flowers Foods, Inc.	1,600	38,016
TreeHouse Foods, Inc.*	1,700	66,062
		104,078
Health care equipment & supplies: 3.52%
C.R. Bard, Inc.	1,550	120,745
Immucor, Inc.*	3,100	62,744
		183,489
Health care providers & services: 6.99%
DaVita, Inc.*	1,800	105,732
Express Scripts, Inc.*	1,900	164,255
Fresenius Medical Care AG & Co. KGaA ADR	900	47,709
Henry Schein, Inc.*	900	47,340
		365,036
Hotels, restaurants & leisure: 5.23%
International Game Technology	2,400	45,048
WMS Industries, Inc.*	5,700	228,000
		273,048
Internet & catalog retail: 0.53%
NetFlix, Inc.*	500	27,570
IT services: 3.30%
Cognizant Technology Solutions Corp., Class A*	3,800	172,140
Life sciences tools & services: 2.05%
Qiagen NV*	1,600	35,712
Thermo Fisher Scientific, Inc.*	1,500	71,535
		107,247
Machinery: 4.10%
Bucyrus International, Inc.	1,800	101,466
Joy Global, Inc.	700	36,113
SPX Corp.	1,400	76,580
		214,159

UBS U.S. Mid Cap Growth Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Multiline retail: 0.56%
Dollar General Corp.*	1,300	$29,159
Oil, gas & consumable fuels: 6.68%
Continental Resources, Inc.*	3,300	141,537
Newfield Exploration Co.*	2,000	96,460
Southwestern Energy Co.*	2,300	110,860
		348,857
Professional services: 1.80%
Monster Worldwide, Inc.*	5,400	93,960
Real estate investment trust (REIT): 0.96%
Digital Realty Trust, Inc., REIT	1,000	50,280
Semiconductors & semiconductor equipment: 2.97%
ASML Holding NV, Class G	1,300	44,317
Atmel Corp. *	24,000	110,640
		154,957
Software: 8.20%
Activision Blizzard, Inc.*	2,400	26,664
Concur Technologies, Inc.*	2,200	94,050
Micros Systems, Inc.*	1,300	40,339
Salesforce.com, Inc.*	1,100	81,147
SolarWinds, Inc.*	2,600	59,826
Solera Holdings, Inc.	3,500	126,035
		428,061
Specialty retail: 5.81%
Dick's Sporting Goods, Inc.*	2,200	54,714
GameStop Corp., Class A*	2,500	54,850
O'Reilly Automotive, Inc.*	2,600	99,112
Urban Outfitters, Inc.*	2,700	94,473
		303,149

	Shares	Value
Trading companies & distributors: 2.34%
MSC Industrial Direct Co., Class A	2,600	$122,200
Wireless telecommunication services: 2.98%
American Tower Corp., Class A*	2,100	90,741
SBA Communications Corp., Class A*	1,900	64,904
		155,645
Total common stocks
(cost $4,434,178)		5,112,861
Investment company: 1.30%
iShares Russell Midcap Growth Index Fund (cost $64,462)	1,500	68,010
	Units
Short-term investment: 1.18%
Investment company: 1.18%
UBS Cash Management Prime Relationship Fund, 0.120%[1,2] (cost $61,660)	61,660	61,660
Total investments: 100.44%
(cost $4,560,300)		5,242,531
Liabilities, in excess of cash and other assets: (0.44)%		(22,875)
Net assets: 100.00%		$5,219,656

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $4,560,300; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$926,625
Gross unrealized depreciation	(244,394)
Net unrealized appreciation of investments	$682,231

*  Non-income producing security.

1  Investment in affiliated investment company.

2  The rate shown reflects the yield at December 31, 2009.

ADR  American depositary receipt

UBS U.S. Mid Cap Growth Equity Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$5,112,861	$—	$—	$5,112,861
Investment company	68,010	—	—	68,010
Short-term investment	—	61,660	—	61,660
Total	$5,180,871	$61,660	$—	$5,242,531

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2009, Class A Shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 22.90% (Class A shares returned 16.11% after the deduction of the maximum sales charge), while Class Y shares returned 23.03%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 20.75% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 57; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark due to stock selection.

Portfolio performance summary1

What worked

•  Stock selection in the information technology sector made a positive contribution to Fund returns. Information technology was the Fund's largest source of relative return during the period.

  – Successful names included AsiaInfo Holdings, a provider of telecommunications software solutions. AsiaInfo saw its shares rise during the period after announcing the acquisition of its largest competitor. The company is now the dominant provider of software solutions in its marketplace.

  – F5 Networks, an internet solutions provider, and Blue Coat Systems, an application and delivery network solutions provider, were positive for performance, as well. The companies both reported positive third quarter earnings and guidance for 2010. (For details, see "Portfolio highlights.")

•  The Fund's financial stocks contributed strongly to relative returns.

  – Our focus on real estate investment trusts, particularly hospitals and outpatient facilities, was successful during the period. Two of the largest positive contributors were Ventas and Biomed.

  – The Fund successfully avoided commercial banks, which performed poorly during the six months.

•  The Fund's energy stocks posted strong relative performance during the six months. An overweight to the sector was additive to returns, as rising commodity prices caused most energy stocks to rally. In particular, Whiting Petroleum saw its shares rise due to strengthening commodity oil and natural gas prices. (For details, see "Portfolio highlights.")

•  Stock selection in the industrial sector was positive for performance, as well. Bucyrus International, a manufacturer of excavation machinery used in surface mining, saw its shares rise during the month after the management team made positive comments at an investor conference regarding order rates and improving industry trends. (For details, see "Portfolio highlights.")

What didn't work

•  The Fund's consumer discretionary stocks underperformed the market during the six months. Two specialty apparel companies, Coldwater Creek and Iconix Brand, sold off based on weaker-than-expected earnings in the third quarter of 2009. (We sold Iconix Brand in October 2009.)

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Small Cap Growth Fund

•  Holding a small cash position hindered relative returns. The Fund does not employ cash as a tactical allocation. Rather, we keep a small percentage of assets in cash in order to fund new purchases. This position detracted from returns as the market rose sharply.

•  Stock selection within the consumer staples sector detracted from returns. The Fund held household products company Chattem, which disappointed during August and September. After we sold the stock, Chattem was acquired, which caused its shares to rally sharply. The Fund's lack of exposure during this rally was a negative contributor.

•  An overweight to the health care sector hindered performance, as well. Prospects for the sector were uncertain due to the pending health care legislation in Washington. These companies were under pressure, and our overweight detracted from performance.

  Additionally, stock selection within health care was negative, particularly our decision not to hold Human Genome Sciences, which performed well during the period. (For details, see "Portfolio highlights.")

Portfolio highlights

•  The Fund benefited from holding F5 Networks, a provider of integrated internet traffic management solutions. The company's software-based solutions manage, control and optimize internet traffic and content for its customers, while at the same time offering a layer of security protection. The company has strengthened its security and WAN optimization capabilities through a series of acquisitions. We believe the new product cycle will have a positive impact on the company's revenue growth and will expand its margins.

•  Bucyrus International was a successful holding, as well. The company, a manufacturer of excavation machinery used in surface mining, should be a beneficiary of any rebound in global growth. Bucyrus enjoys a $2.3 billion backlog, and has shifted original equipment orders from 2009 to 2010 to help smooth reported results. Management should be able to expand margins by continuing to cut expenses, as well as increasing subsidiary DBT's aftermarket revenue. We believe substantial cash flow over the next few years will enable Bucyrus to pay down debt or fund acquisitions.

•  Shares of Whiting Petroleum Corp. performed strongly during the period. Whiting is an oil and natural gas exploration and production company with operations primarily in the Permian Basin, Rocky Mountains, Mid-Continent and Gulf Coast. The primary driver of reserve and production growth over the next several years will be driven by increased drilling in the company's Bakken (North Dakota) play. Whiting currently has rights to over 300,000 net acres in the Bakken, with the potential to add up to almost 200 million BOE in proved reserves. The company is also seeing positive results from its CO2 injection programs in the Permian Basin.

•  Human Genome Sciences is a developer of protein and antibody drugs. The company's share price increased during the period after the company released positive top line data for their lupus drug Benlysta. Because the Fund did not hold the stock, its relative returns were negatively affected.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	22.90%	33.16%	(2.20)%	2.43%	5.46%
Class B3	22.36%	32.21%	(2.91)%	N/A	2.37%[6]
Class C4	22.29%	31.99%	(2.94)%	N/A	1.93%
Class Y5	23.03%	33.41%	(1.95)%	2.70%	4.06%
After deducting maximum sales charge
Class A2	16.11%	25.84%	(3.30)%	1.86%	4.92%
Class B3	17.36%	27.21%	(3.25)%	N/A	2.37%[6]
Class C4	21.29%	30.99%	(2.94)%	N/A	1.93%
Russell 2000 Growth Index[7]	20.75%	34.47%	0.87%	(1.37)%	1.20%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.68% and 1.41%; Class B—2.56% and 2.16%; Class C—2.46% and 2.16%; Class Y—1.26% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursement put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" (including Acquired fund fees and expenses) for the fiscal year ending June 30, 2009 were 1.29% for the Class A shares, 2.04% for the Class B shares, 2.04% for the Class C shares and 1.04% for the Class Y shares.

1  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is December 31, 1998. Inception dates of Class B and Class C shares are November 7, 2001 and November 19, 2001, respectively. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Whiting Petroleum Corp.	2.3%
Bucyrus International, Inc.	2.2
F5 Networks, Inc.	2.2
Rock-Tenn Co., Class A	1.9
AsiaInfo Holdings, Inc.	1.8
EMCOR Group, Inc.	1.8
EnerSys	1.7
WMS Industries, Inc.	1.7
ArcSight, Inc.	1.7
Ventas, Inc.	1.7
Total	19.0%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2009

Common stocks

Aerospace & defense	1.06%
Air freight & logistics	1.41
Auto components	1.49
Biotechnology	6.58
Chemicals	2.16
Commercial services & supplies	1.61
Communications equipment	7.15
Computers & peripherals	1.68
Construction & engineering	2.98
Containers & packaging	1.88
Distributors	1.25
Diversified telecommunication services	0.44
Electrical equipment	4.30
Electronic equipment, instruments & components	1.68
Energy equipment & services	2.51
Health care equipment & supplies	4.22
Health care providers & services	6.16
Health care technology	2.19
Hotels, restaurants & leisure	3.44
Household durables	0.95
Internet software & services	1.39
IT services	1.90
Machinery	2.25
Media	1.10
Metals & mining	0.88
Oil, gas & consumable fuels	4.18
Paper & forest products	0.35
Pharmaceuticals	1.05
Real estate investment trust (REIT)	3.10
Road & rail	2.81
Semiconductors & semiconductor equipment	6.23
Software	10.28
Specialty retail	4.32
Textiles, apparel & luxury goods	2.53
Total common stocks	97.51%

Investment company

iShares Russell 2000 Growth Index Fund	1.04
Short-term investment	2.03
Investment of cash collateral from securities loaned	4.92
Total investments	105.50%
Liabilities, in excess of cash and other assets	(5.50)
Net assets	100.00%

1  Figures represent the direct investments of the UBS U.S. Small Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of the UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 97.51%
Aerospace & defense: 1.06%
DigitalGlobe, Inc.*	38,700	$936,540
GeoEye, Inc.*	35,465	988,764
		1,925,304
Air freight & logistics: 1.41%
Hub Group, Inc., Class A*	95,200	2,554,216
Auto components: 1.49%
Tenneco, Inc.*	152,200	2,698,506
Biotechnology: 6.58%
Affymax, Inc.*	37,700	932,698
Genomic Health, Inc.*	58,390	1,142,108
Halozyme Therapeutics, Inc.*	146,979	862,767
Incyte Corp. Ltd.*	121,500	1,106,865
Isis Pharmaceuticals, Inc.*	64,500	715,950
Medivation, Inc.*[1]	36,284	1,366,093
Micromet, Inc.*[1]	122,000	812,520
Onyx Pharmaceuticals, Inc.*	26,200	768,708
Orexigen Therapeutics, Inc.*	95,900	713,496
Regeneron Pharmaceuticals, Inc.*	58,900	1,424,202
Seattle Genetics, Inc.*	102,918	1,045,647
Vanda Pharmaceuticals, Inc.*[1]	93,900	1,055,436
		11,946,490
Chemicals: 2.16%
Scotts Miracle-Gro Co., Class A	37,094	1,458,165
Solutia, Inc.*	194,100	2,465,070
		3,923,235
Commercial services & supplies: 1.61%
Clean Harbors, Inc.*	21,100	1,257,771
EnergySolutions, Inc.	33,931	288,074
Tetra Tech, Inc.*	51,000	1,385,670
		2,931,515
Communications equipment: 7.15%
Acme Packet, Inc.*	93,700	1,030,700
Blue Coat Systems, Inc.*	96,600	2,756,964
F5 Networks, Inc.*	74,900	3,968,202
Palm, Inc.*[1]	79,500	798,180
Polycom, Inc.*	92,300	2,304,731
Riverbed Technology, Inc.*	92,200	2,117,834
		12,976,611
Computers & peripherals: 1.68%
Compellent Technologies, Inc.*	69,900	1,585,332
STEC, Inc.*[1]	89,400	1,460,796
		3,046,128

	Shares	Value
Construction & engineering: 2.98%
EMCOR Group, Inc.*	120,600	$3,244,140
Orion Marine Group, Inc.*	102,800	2,164,968
		5,409,108
Containers & packaging: 1.88%
Rock-Tenn Co., Class A	67,556	3,405,498
Distributors: 1.25%
LKQ Corp.*	115,800	2,268,522
Diversified telecommunication services: 0.44%
Neutral Tandem, Inc.*	35,399	805,327
Electrical equipment: 4.30%
EnerSys*	143,100	3,129,597
Regal-Beloit Corp.	48,100	2,498,314
Woodward Governor Co.	84,900	2,187,873
		7,815,784
Electronic equipment, instruments & components: 1.68%
Tech Data Corp.*	65,200	3,042,232
Energy equipment & services: 2.51%
Dril-Quip, Inc.*	54,000	3,049,920
Helix Energy Solutions Group, Inc.*	127,900	1,502,825
		4,552,745
Health care equipment & supplies: 4.22%
Haemonetics Corp.*	16,300	898,945
ResMed, Inc.*	38,000	1,986,260
STERIS Corp.	29,300	819,521
Thoratec Corp.*	81,000	2,180,520
Zoll Medical Corp.*	66,600	1,779,552
		7,664,798
Health care providers & services: 6.16%
Emergency Medical Services Corp., Class A*	37,500	2,030,625
HMS Holdings Corp.*	41,645	2,027,695
IPC The Hospitalist Co., Inc.*	58,900	1,958,425
Mednax, Inc.*	25,400	1,526,794
Team Health Holdings, Inc.*[1]	177,500	2,488,550
VCA Antech, Inc.*	46,500	1,158,780
		11,190,869

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Health care technology: 2.19%
MedAssets, Inc.*	85,400	$1,811,334
Phase Forward, Inc.*	66,100	1,014,635
SXC Health Solutions Corp.*	21,316	1,149,998
		3,975,967
Hotels, restaurants & leisure: 3.44%
California Pizza Kitchen, Inc.*	149,284	2,007,870
Panera Bread Co., Class A*	16,900	1,131,793
WMS Industries, Inc.*	77,800	3,112,000
		6,251,663
Household durables: 0.95%
Ryland Group, Inc.	87,500	1,723,750
Internet software & services: 1.39%
VistaPrint NV*	44,600	2,527,036
IT services: 1.90%
NCI, Inc., Class A*	43,717	1,208,775
TNS, Inc.*	86,900	2,232,461
		3,441,236
Machinery: 2.25%
Bucyrus International, Inc.	72,500	4,086,825
Media: 1.10%
National CineMedia, Inc.	120,700	1,999,999
Metals & mining: 0.88%
Steel Dynamics, Inc.	90,600	1,605,432
Oil, gas & consumable fuels: 4.18%
Arena Resources, Inc.*	49,000	2,112,880
Goodrich Petroleum Corp.*[1]	57,500	1,400,125
Whiting Petroleum Corp.*	57,200	4,086,940
		7,599,945
Paper & forest products: 0.35%
Schweitzer-Mauduit International, Inc.	9,000	633,150
Pharmaceuticals: 1.05%
MAP Pharmaceuticals, Inc.*	84,870	808,811
Nektar Therapeutics*	118,200	1,101,624
		1,910,435

	Shares	Value
Real estate investment trust (REIT): 3.10%
BioMed Realty Trust, Inc.	61,600	$972,048
Franklin Street Properties Corp.	109,800	1,604,178
Ventas, Inc.	69,900	3,057,426
		5,633,652
Road & rail: 2.81%
Knight Transportation, Inc.	112,300	2,166,267
Landstar System, Inc.	75,900	2,942,643
		5,108,910
Semiconductors & semiconductor equipment: 6.23%
Atheros Communications, Inc.*	76,740	2,627,578
Cirrus Logic, Inc.*	130,118	887,405
Cymer, Inc.*	49,100	1,884,458
Mellanox Technologies Ltd.*	47,292	891,927
Skyworks Solutions, Inc.*	175,800	2,494,602
Veeco Instruments, Inc.*	76,600	2,530,864
		11,316,834
Software: 10.28%
ArcSight, Inc.*	120,516	3,082,799
AsiaInfo Holdings, Inc.*	108,600	3,309,042
Factset Research Systems, Inc.	37,700	2,483,299
Fortinet, Inc.*	27,300	479,661
NICE Systems Ltd. ADR*	91,900	2,852,576
Rovi Corp.*	91,700	2,922,479
Sourcefire, Inc.*	44,155	1,181,146
Ultimate Software Group, Inc.*	80,504	2,364,403
		18,675,405
Specialty retail: 4.32%
Big 5 Sporting Goods Corp.	52,390	900,060
Chico's FAS, Inc.*	190,200	2,672,310
Children's Place Retail Stores, Inc.*	56,400	1,861,764
Coldwater Creek, Inc.*	58,438	260,634
Rue21, Inc.*	19,200	539,328
Wet Seal, Inc., Class A*	468,500	1,616,325
		7,850,421
Textiles, apparel & luxury goods: 2.53%
Phillips-Van Heusen Corp.	64,900	2,640,132
Skechers U.S.A., Inc., Class A*	66,717	1,962,147
		4,602,279
Total common stocks
(cost $144,778,036)		177,099,827

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

	Shares	Value
Investment company: 1.04%
iShares Russell 2000 Growth Index Fund (cost $1,815,254)[1]	27,600	$1,878,732
Short-term investment: 2.03%
Investment company: 2.03%
UBS Cash Management Prime Relationship Fund, 0.120%[2,3] (cost $3,695,023)	3,695,023	3,695,023

	Shares	Value
Investment of cash collateral from securities loaned: 4.92%
UBS Private Money Market Fund LLC, 0.134%[2,3] (cost $8,931,068)	8,931,068	$8,931,068
Total investments: 105.50%
(cost $159,219,381)		191,604,650
Liabilities, in excess of cash and other assets: (5.50)%		(9,987,817)
Net assets: 100.00%		$181,616,833

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $159,219,381; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$39,058,189
Gross unrealized depreciation	(6,672,920)
Net unrealized appreciation of investments	$32,385,269

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2009.

2  Investment in affiliated investment company.

3  The rate shown reflects the yield at December 31, 2009.

ADR  American depositary receipt

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$177,099,827	$—	$—	$177,099,827
Investment company	1,878,732	—	—	1,878,732
Short-term investment	—	3,695,023	—	3,695,023
Investment of cash collateral from securities loaned	—	8,931,068	—	8,931,068
Total	$178,978,559	$12,626,091	$—	$191,604,650

See accompanying notes to financial statements.

The UBS Funds

December 31, 2009 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2009 to December 31, 2009.

The UBS Funds

December 31, 2009 (unaudited)

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09 – 12/31/09	Expense ratio during period
UBS Global Equity Fund
Class A Actual	$1,000.00	$1,266.50	$8.57	1.50%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63	1.50
Class B Actual	1,000.00	1,261.70	12.83	2.25
Hypothetical (5% annual return before expenses)	1,000.00	1,013.86	11.42	2.25
Class C Actual	1,000.00	1,261.60	12.83	2.25
Hypothetical (5% annual return before expenses)	1,000.00	1,013.86	11.42	2.25
Class Y Actual	1,000.00	1,267.70	7.14	1.25
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
UBS International Equity Fund
Class A Actual	1,000.00	1,226.10	7.01	1.25
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class B Actual	1,000.00	1,220.70	11.19	2.00
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class C Actual	1,000.00	1,222.00	11.20	2.00
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class Y Actual	1,000.00	1,227.00	5.61	1.00
Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS U.S. Equity Alpha Fund
Class A Actual	1,000.00	1,255.20	12.62	2.22
Hypothetical (5% annual return before expenses)	1,000.00	1,014.01	11.27	2.22
Class C Actual	1,000.00	1,249.60	16.84	2.97
Hypothetical (5% annual return before expenses)	1,000.00	1,010.23	15.05	2.97
Class Y Actual	1,000.00	1,257.10	11.38	2.00
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2009 (unaudited)

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09 – 12/31/09	Expense ratio during period
UBS U.S. Large Cap Equity Fund
Class A Actual	$1,000.00	$1,239.80	$6.77	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class B Actual	1,000.00	1,235.30	10.99	1.95
Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class C Actual	1,000.00	1,235.10	10.99	1.95
Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y Actual	1,000.00	1,241.10	5.37	0.95
Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Large Cap Value Equity Fund
Class A Actual	1,000.00	1,213.20	6.69	1.20
Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class B Actual	1,000.00	1,207.40	10.85	1.95
Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class C Actual	1,000.00	1,208.30	10.85	1.95
Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y Actual	1,000.00	1,215.20	5.30	0.95
Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Mid Cap Growth Equity Fund
Class A Actual	1,000.00	1,234.80	8.17	1.45
Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class C Actual	1,000.00	1,230.80	12.37	2.20
Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class Y Actual	1,000.00	1,236.80	6.77	1.20
Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20

The UBS Funds

December 31, 2009 (unaudited)

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09 – 12/31/09	Expense ratio during period
UBS U.S. Small Cap Growth Fund
Class A Actual	$1,000.00	$1,229.00	$7.87	1.40%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class B Actual	1,000.00	1,223.60	12.05	2.15
Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class C Actual	1,000.00	1,222.90	12.05	2.15
Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y Actual	1,000.00	1,230.30	6.46	1.15
Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2009 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$113,311,277	$35,228,794	$75,386,391	$191,498,466
Affiliated issuers	63,307	4,208	177,546	5,662,064
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	1,336,894	—	—
Foreign currency, at cost	626,183	170,681	—	—
	$114,000,767	$36,740,577	$75,563,937	$197,160,530
Investments, at value:
Unaffiliated issuers	147,423,171	52,646,014	91,537,862	235,462,138
Affiliated issuers	63,307	4,208	177,546	5,662,064
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	1,336,894	—	—
Foreign currency, at value	628,226	171,766	—	—
Cash	193	1,402	1,614,066	—
Receivables:
Investment securities sold	1,558,737	3,645,901	5,016,875	47,666
Due from advisor	1,175	30,464	7,730	26,449
Dividends	438,177	64,316	115,760	208,261
Interest	59	3	134	592
Fund shares sold	210,863	13,285	1,950	155,387
Foreign tax reclaims	322,274	97,018	—	—
Cash collateral for futures contracts	—	—	—	225,000
Cash collateral for investments sold short	—	—	520,624	—
Unrealized appreciation on forward foreign currency contracts	711,775	325,565	—	—
Other assets	55,129	5,623	6,088	14,669
Total assets	$151,413,086	$58,342,459	$98,998,635	$241,802,226
Liabilities:
Payables:
Cash collateral from securities loaned	—	1,336,894	—	—
Investment securities purchased	31,932	1,453,051	3,280,643	73,092
Investment advisory and fund administration fees	82,366	43,661	69,418	159,015
Fund shares redeemed	1,973,295	558,543	3,907,654	613,720
Custody and fund accounting fees	14,061	11,960	11,075	17,044
Distribution and service fees	40,083	2,959	14,760	10,369
Dividends payable for investments sold short	—	—	9,890	—
Trustees' fees	7,045	5,597	6,655	8,520
Payable for bank loan	—	870,000	—	—
Variation margin	—	—	—	28,500
Accrued expenses	74,385	68,814	57,501	161,685
Investments sold short, at value[2]	—	—	17,596,192	—
Unrealized depreciation on forward foreign currency contracts	634,807	360,402	—	—
Total liabilities	2,857,974	4,711,881	24,953,788	1,071,945
Net assets	$148,555,112	$53,630,578	$74,044,847	$240,730,281

1  The market value of securities loaned by UBS International Equity Fund and UBS U.S. Small Cap Growth Fund as of December 31, 2009 was $1,272,975 and $8,702,902, respectively.

2  Proceeds from investments sold short by UBS U.S. Equity Alpha Fund were $15,122,697.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$55,078,428	$4,498,640	$146,593,290
Affiliated issuers	429,699	61,660	3,695,023
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	8,931,068
Foreign currency, at cost	—	—	—
	$55,508,127	$4,560,300	$159,219,381
Investments, at value:
Unaffiliated issuers	56,513,536	5,180,871	178,978,559
Affiliated issuers	429,699	61,660	3,695,023
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—	8,931,068
Foreign currency, at value	—	—	—
Cash	—	—	1,025
Receivables:
Investment securities sold	392,766	—	1,505,812
Due from advisor	—	14,677	17,612
Dividends	52,538	2,331	23,115
Interest	111	10	3,338
Fund shares sold	3,003	—	367,283
Foreign tax reclaims	—	—	—
Cash collateral for futures contracts	—	—	—
Cash collateral for investments sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	3,255	280	10,882
Total assets	$57,394,908	$5,259,829	$193,533,717
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	8,931,068
Investment securities purchased	—	—	1,668,328
Investment advisory and fund administration fees	19,431	4,005	143,563
Fund shares redeemed	99,894	—	1,005,514
Custody and fund accounting fees	6,805	6,806	12,097
Distribution and service fees	15,714	248	9,722
Dividends payable for investments sold short	—	—	—
Trustees' fees	5,207	4,424	7,238
Payable for bank loan	—	—	—
Variation margin	—	—	—
Accrued expenses	31,462	24,690	139,354
Investments sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	178,513	40,173	11,916,884
Net assets	$57,216,395	$5,219,656	$181,616,833

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (cont'd)
December 31, 2009 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund[1]	UBS U.S. Large Cap Equity Fund
Net assets consist of:
Beneficial interest	$425,433,541	$64,215,714	$98,571,444	$438,566,376
Accumulated undistributed net investment income (loss)	556,392	411,382	(36,502)	832,571
Accumulated net realized loss	(311,658,875)	(28,408,306)	(38,168,071)	(242,634,703)
Net unrealized appreciation	34,224,054	17,411,788	13,677,976	43,966,037
Net assets	$148,555,112	$53,630,578	$74,044,847	$240,730,281
Class A:
Net assets	$80,556,082	$8,481,106	$32,324,957	$30,024,891
Shares outstanding	6,880,093	1,135,654	4,079,727	2,154,214
Net asset value and redemption proceeds per share	$11.71	$7.47	$7.92	$13.94
Offering price per share (NAV per share plus maximum sales charge)[2]	$12.39	$7.90	$8.36	$14.75
Class B:
Net assets	$984,824	$264,568	$—	$212,833
Shares outstanding	86,144	35,400	—	15,569
Net asset value and offering price per share	$11.43	$7.47	—	$13.67
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$10.86	$7.10	—	$12.99
Class C:
Net assets	$25,990,977	$1,064,285	$8,957,633	$4,393,868
Shares outstanding	2,304,193	145,241	1,139,151	324,700
Net asset value and offering price per share	$11.28	$7.33	$7.86	$13.53
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$11.17	$7.26	$7.78	$13.39
Class Y:
Net assets	$41,023,229	$43,820,619	$32,762,257	$206,098,689
Shares outstanding	3,415,874	5,848,653	4,137,386	14,670,457
Net asset value per share, offering price per share, and redemption proceeds per share	$12.01	$7.49	$7.92	$14.05

1  UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Equity Alpha Fund do not offer Class B Shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $250,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund[1]	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$80,476,467	$6,085,331	$234,595,632
Accumulated undistributed net investment income (loss)	210,923	(17,128)	(703,350)
Accumulated net realized loss	(24,906,103)	(1,530,778)	(84,660,718)
Net unrealized appreciation	1,435,108	682,231	32,385,269
Net assets	$57,216,395	$5,219,656	$181,616,833
Class A:
Net assets	$48,699,620	$666,331	$35,499,243
Shares outstanding	8,293,954	80,172	3,375,851
Net asset value and redemption proceeds per share	$5.87	$8.31	$10.52
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.21	$8.79	$11.13
Class B:
Net assets	$175,547	—	$124,479
Shares outstanding	29,986	—	12,640
Net asset value and offering price per share	$5.85	—	$9.85
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.56	—	$9.36
Class C:
Net assets	$5,946,066	$134,522	$2,573,532
Shares outstanding	1,033,106	16,823	261,963
Net asset value and offering price per share	$5.76	$8.00	$9.82
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.70	$7.92	$9.72
Class Y:
Net assets	$2,395,162	$4,418,803	$143,419,579
Shares outstanding	405,811	525,438	13,161,331
Net asset value per share, offering price per share, and redemption proceeds per share	$5.90	$8.41	$10.90

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2009 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund
Investment income:
Dividends	$1,295,542	$533,988	$1,245,101	$2,162,581
Interest and other	467	—	—	—
Affiliated interest	1,650	1,548	1,001	4,224
Securities lending-net	10,477	11,170	—	—
Foreign tax withheld	(8,676)	(17,818)	—	—
Total income	1,299,460	528,888	1,246,102	2,166,805
Expenses:
Advisory and administration	685,761	304,757	645,731	1,032,804
Service and distribution:
Class A	100,305	10,565	42,414	42,956
Class B	5,737	1,259	—	1,135
Class C	126,286	5,277	47,119	22,995
Transfer agency and related service fees:
Class A	82,985	3,804	13,481	34,426
Class B	1,272	189	—	256
Class C	32,522	768	7,934	3,032
Class Y	27,559	67,239	27,752	147,699
Custodian and fund accounting	45,089	42,388	34,315	53,259
Federal and state registration	30,367	30,810	21,269	30,832
Professional services	51,779	50,161	47,285	45,601
Shareholder reports	33,223	12,457	21,191	40,697
Trustees	14,031	11,113	13,093	17,122
Dividend expense for investments sold short	—	—	275,875	—
Other	16,594	11,032	7,509	19,914
Total operating expenses	1,253,510	551,819	1,204,968	1,492,728
Fee waivers and/or expense reimbursements by Advisor	(13,436)	(186,811)	(88,994)	(159,615)
Net operating expenses	1,240,074	365,008	1,115,974	1,333,113
Interest expense	—	91	166,630	394
Net expenses	1,240,074	365,099	1,282,604	1,333,507
Net investment income (loss)	59,386	163,789	(36,502)	833,298
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,963,632	10,338,370	23,870,914	8,736,760
Investments in affiliated issuers	2,715,627	—	—	—
Futures contracts	—	—	—	191,230
Securities sold short	—	—	(1,773,315)	—
Foreign currency transactions	753,373	135,960	—	—
Net realized gain (loss)	13,432,632	10,474,330	22,097,599	8,927,990
Change in net unrealized appreciation (depreciation) on:
Investments	25,124,740	3,711,044	9,371,371	48,512,213
Futures contracts	—	—	—	(5,693)
Securities sold short	—	—	(1,988,953)	—
Foreign forward currency contracts	648,247	201,055	—	—
Translation of other assets and liabilities denominated in foreign currency	10,121	3,970	—	—
Change in net unrealized appreciation	25,783,108	3,916,069	7,382,418	48,506,520
Net realized and unrealized gain	39,215,740	14,390,399	29,480,017	57,434,510
Net increase in net assets resulting from operations	$39,275,126	$14,554,188	$29,443,515	$58,267,808

The UBS Funds

Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$572,877	$13,146	$395,049
Interest and other	—	—	—
Affiliated interest	661	68	3,711
Securities lending-net	—	—	24,345
Foreign tax withheld	—	—	—
Total income	573,538	13,214	423,105
Expenses:
Advisory and administration	220,824	22,314	886,886
Service and distribution:
Class A	60,465	748	51,868
Class B	1,147	—	743
Class C	30,049	642	12,934
Transfer agency and related service fees:
Class A	36,006	1,102	79,912
Class B	527	—	615
Class C	6,136	438	5,925
Class Y	3,483	41	122,220
Custodian and fund accounting	20,745	20,505	36,800
Federal and state registration	21,096	16,893	24,494
Professional services	48,395	44,341	44,341
Shareholder reports	12,752	2,666	30,560
Trustees	10,472	8,902	14,587
Dividend expense for investments sold short	—	—	—
Other	6,074	3,574	12,326
Total operating expenses	478,171	122,166	1,324,211
Fee waivers and/or expense reimbursements by Advisor	(115,970)	(91,824)	(156,008)
Net operating expenses	362,201	30,342	1,168,203
Interest expense	—	—	77
Net expenses	362,201	30,342	1,168,280
Net investment income (loss)	211,337	(17,128)	(745,175)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,991,934)	46,485	2,575,614
Investments in affiliated issuers	—	—	—
Futures contracts	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	(1,991,934)	46,485	2,575,614
Change in net unrealized appreciation (depreciation) on:
Investments	12,485,267	965,869	37,003,808
Futures contracts	—	—	—
Securities sold short	—	—	—
Foreign forward currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Change in net unrealized appreciation	12,485,267	965,869	37,003,808
Net realized and unrealized gain	10,493,333	1,012,354	39,579,422
Net increase in net assets resulting from operations	$10,704,670	$995,226	$38,834,247

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Global Equity Fund		UBS International Equity Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$59,386	$2,199,037	$163,789	$(1,659,840)
Net realized gain (loss)	13,432,632	(69,569,439)	10,474,330	(35,631,181)
Change in net unrealized appreciation (depreciation)	25,783,108	(18,101,984)	3,916,069	(10,960,573)
Net increase (decrease) in net assets from operations	39,275,126	(85,472,386)	14,554,188	(44,931,914)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,823,227)	(4,842,626)	(502,754)	(231,657)
Net realized gain	—	—	—	(760,618)
Total Class A dividends and distributions	(1,823,227)	(4,842,626)	(502,754)	(992,275)
Class B:
Net investment income and net foreign currency gains	(16,105)	(128,499)	(14,771)	—
Net realized gain	—	—	—	(6,885)
Total Class B dividends and distributions	(16,105)	(128,499)	(14,771)	(6,885)
Class C:
Net investment income and net foreign currency gains	(531,429)	(1,311,744)	(58,439)	(11,121)
Net realized gain	—	—	—	(94,172)
Total Class C dividends and distributions	(531,429)	(1,311,744)	(58,439)	(105,293)
Class Y:
Net investment income and net foreign currency gains	(1,055,564)	(6,370,482)	(2,971,270)	(2,441,800)
Net realized gain	—	—	—	(6,407,652)
Total Class Y dividends and distributions	(1,055,564)	(6,370,482)	(2,971,270)	(8,849,452)
Decrease in net assets from dividends and distributions	(3,426,325)	(12,653,351)	(3,547,234)	(9,953,905)
Beneficial interest transactions:
Proceeds from shares sold	3,364,603	37,961,057	3,731,059	46,338,330
Shares issued on reinvestment of dividends and distributions	3,259,302	12,106,041	3,488,259	9,877,838
Cost of shares redeemed	(56,616,611)	(110,911,845)	(40,202,977)	(74,614,879)
Redemption fees	595	47,416	1,522	21,033
Net increase (decrease) in net assets resulting from beneficial interest transactions	(49,992,111)	(60,797,331)	(32,982,137)	(18,377,678)
Increase (decrease) in net assets	(14,143,310)	(158,923,068)	(21,975,183)	(73,263,497)
Net assets, beginning of period	162,698,422	321,621,490	75,605,761	148,869,258
Net assets, end of period	$148,555,112	$162,698,422	$53,630,578	$75,605,761
Net assets include accumulated undistributed (distributions in excess of) net investment income	$556,392	$3,923,331	$411,382	$3,794,827

The UBS Funds

Financial statements

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(36,502)	$325,175	$833,298	$5,953,983
Net realized gain (loss)	22,097,599	(55,013,005)	8,927,990	(235,188,832)
Change in net unrealized appreciation (depreciation)	7,382,418	29,628,558	48,506,520	19,293,729
Net increase (decrease) in net assets from operations	29,443,515	(25,059,272)	58,267,808	(209,941,120)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	(576,077)	(615,929)	(305,532)
Net realized gain	—	—	—	(1,595,416)
Total Class A dividends and distributions	—	—	(615,929)	(1,900,948)
Class B:
Net investment income and net foreign currency gains	—	—	(1,397)	(623)
Net realized gain	—	—	—	(13,791)
Total Class B dividends and distributions	—	—	(1,397)	(14,414)
Class C:
Net investment income and net foreign currency gains	—	—	(72,171)	(12,672)
Net realized gain	—	—	—	(163,602)
Total Class C dividends and distributions	—	—	(72,171)	(176,274)
Class Y:
Net investment income and net foreign currency gains	—	(110,609)	(5,270,317)	(3,820,205)
Net realized gain	—	—	—	(12,193,390)
Total Class Y dividends and distributions	—	—	(5,270,317)	(16,013,595)
Decrease in net assets from dividends and distributions	—	(686,686)	(5,959,814)	(18,105,231)
Beneficial interest transactions:
Proceeds from shares sold	6,545,181	117,825,079	13,104,241	93,811,450
Shares issued on reinvestment of dividends and distributions	—	666,293	5,904,189	17,806,087
Cost of shares redeemed	(99,888,272)	(80,103,113)	(87,813,473)	(369,797,169)
Redemption fees	0	13,594	16,555	58,778
Net increase (decrease) in net assets resulting from beneficial interest transactions	(93,343,091)	38,401,853	(68,788,488)	(258,120,854)
Increase (decrease) in net assets	(63,899,576)	12,655,895	(16,480,494)	(486,167,205)
Net assets, beginning of period	137,944,423	125,288,528	257,210,775	743,377,980
Net assets, end of period	$74,044,847	$137,944,423	$240,730,281	$257,210,775
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(36,502)	$—	$832,571	$5,959,087

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (cont'd)

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Mid Cap Growth Equity Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$211,337	$1,136,742	$(17,128)	$(30,471)
Net realized gain (loss)	(1,991,934)	(21,689,579)	46,485	(1,483,122)
Change in net unrealized appreciation (depreciation)	12,485,267	(6,462,189)	965,869	(362,083)
Net increase (decrease) in net assets from operations	10,704,670	(27,015,026)	995,226	(1,875,676)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,002,633)	(516,748)	—	—
Net realized gain	—	(7,453,614)	—	(9,595)
Total Class A dividends and distributions	(1,002,633)	(7,970,362)	—	(9,595)
Class B:
Net investment income and net foreign currency gains	(896)	(2,141)	—	—
Net realized gain	—	(60,577)	—	—
Total Class B dividends and distributions	(896)	(62,718)	—	—
Class C:
Net investment income and net foreign currency gains	(78,334)	(22,232)	—	—
Net realized gain	—	(925,371)	—	(2,082)
Total Class C dividends and distributions	(78,334)	(947,603)	—	(2,082)
Class Y:
Net investment income and net foreign currency gains	(54,617)	(27,994)	—	—
Net realized gain	—	(332,468)	—	(65,030)
Total Class Y dividends and distributions	(54,617)	(360,462)	—	(65,030)
Decrease in net assets from dividends and distributions	(1,136,480)	(9,341,145)	—	(76,707)
Beneficial interest transactions:
Proceeds from shares sold	465,476	1,979,114	146,533	328,613
Shares issued on reinvestment of dividends and distributions	1,014,890	8,347,989	—	76,709
Cost of shares redeemed	(5,633,164)	(17,119,519)	(121,287)	(166,889)
Redemption fees	103	1,154	—	3
Net increase (decrease) in net assets resulting from beneficial interest transactions	(4,152,695)	(6,791,262)	25,246	238,436
Increase (decrease) in net assets	5,415,495	(43,147,433)	1,020,472	(1,713,947)
Net assets, beginning of period	51,800,900	94,948,333	4,199,184	5,913,131
Net assets, end of period	$57,216,395	$51,800,900	$5,219,656	$4,199,184
Net assets include accumulated undistributed net investment income (loss)	$210,923	$1,136,066	$(17,128)	$—

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(745,175)	$(961,914)
Net realized gain (loss)	2,575,614	(87,081,406)
Change in net unrealized appreciation (depreciation)	37,003,808	(36,741,700)
Net increase (decrease) in net assets from operations	38,834,247	(124,785,020)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(3,056)
Total Class A dividends and distributions	—	(3,056)
Class B:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(19)
Total Class B dividends and distributions	—	(19)
Class C:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(187)
Total Class C dividends and distributions	—	(187)
Class Y:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(8,114)
Total Class Y dividends and distributions	—	(8,114)
Decrease in net assets from dividends and distributions	—	(11,376)
Beneficial interest transactions:
Proceeds from shares sold	13,982,210	50,736,468
Shares issued on reinvestment of dividends and distributions	—	10,729
Cost of shares redeemed	(49,377,966)	(119,932,435)
Redemption fees	10,766	21,887
Net increase (decrease) in net assets resulting from beneficial interest transactions	(35,384,990)	(69,163,351)
Increase (decrease) in net assets	3,449,257	(193,959,747)
Net assets, beginning of period	178,167,576	372,127,323
Net assets, end of period	$181,616,833	$178,167,576
Net assets include accumulated undistributed net investment income (loss)	$(703,350)	$41,825

See accompanying notes to financial statements.

UBS Global Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.46	$13.54	$15.47	$12.99	$11.63	$10.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[2]	0.10	0.15	0.13	0.11	0.15
Net realized and unrealized gain (loss) from investment activities	2.52	(3.57)	(2.08)	2.47	1.32	0.97
Total income (loss) from investment operations	2.52	(3.47)	(1.93)	2.60	1.43	1.12
Less dividends/distributions:
From net investment income	(0.27)	(0.61)	—	(0.12)	(0.07)	—
Total dividends/distributions	(0.27)	—	—	(0.12)	(0.07)	—
Net asset value, end of period	$11.71	$9.46	$13.54	$15.47	$12.99	$11.63
Total investment return[2]	26.65%	(24.86)%	(12.48)%	20.11%	12.35%	10.66%
Ratios/supplemental data:
Net assets, end of period (000's)	$80,556	$72,280	$117,601	$168,208	$173,052	$109,998
Ratio of expenses to average net assets:
Before expense reimbursement	1.51%[3]	1.48%	1.31%	1.35%	1.37%	1.39%
After expense reimbursement	1.50%[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.07%[3]	1.10%	0.98%	0.91%	0.88%	1.35%
Portfolio turnover rate	48%	76%	66%	32%	48%	37%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.22	$13.13	$15.11	$12.69	$11.39	$10.37
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.02	0.02	0.01	0.02	0.07
Net realized and unrealized gain (loss) from investment activities	2.44	(3.43)	(2.00)	2.43	1.28	0.95
Total income (loss) from investment operations	2.40	(3.41)	(1.98)	2.44	1.30	1.02
Less dividends/distributions:
From net investment income	(0.19)	(0.50)	—	(0.02)	—	—
Total dividends/distributions	(0.19)	—	—	—	—	—
Net asset value, end of period	$11.43	$9.22	$13.13	$15.11	$12.69	$11.39
Total investment return[2]	26.17%	(25.39)%	(13.10)%	19.25%	11.41%	9.84%
Ratios/supplemental data:
Net assets, end of period (000's)	$985	$1,254	$3,814	$7,439	$13,672	$108,894
Ratio of expenses to average net assets:
Before expense reimbursement	2.28%[3]	2.25%	2.05%	2.17%	2.35%	2.22%
After expense reimbursement	2.25%[3]	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.70)%[3]	0.26%	0.17%	0.10%	0.13%	0.60%
Portfolio turnover rate	48%	76%	66%	32%	48%	37%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the manager on behalf of the Fund, not to exceed the expense cap.

UBS Global Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.13	$13.05	$15.02	$12.65	$11.35	$10.33
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.03	0.03	0.02	0.02	0.06
Net realized and unrealized gain (loss) from investment activities	2.42	(3.44)	(2.00)	2.42	1.28	0.96
Total income (loss) from investment operations	2.38	(3.41)	(1.97)	2.44	1.30	1.02
Less dividends/distributions:
From net investment income	(0.23)	(0.51)	—	(0.07)	—	—
Total dividends/distributions	(0.23)	—	—	—	—	—
Net asset value, end of period	$11.28	$9.13	$13.05	$15.02	$12.65	$11.35
Total investment return[2]	26.16%	(25.46)%	(13.12)%	19.28%	11.45%	9.87%
Ratios/supplemental data:
Net assets, end of period (000's)	$25,991	$22,519	$35,900	$52,378	$56,836	$68,735
Ratio of expenses to average net assets:
Before expense reimbursement	2.31%[3]	2.30%	2.11%	2.14%	2.20%	2.20%
After expense reimbursement	2.25%[3]	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.68)%[3]	0.34%	0.23%	0.16%	0.13%	0.60%
Portfolio turnover rate	48%	76%	66%	32%	48%	37%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.69	$13.84	$15.78	$13.23	$11.83	$10.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.13	0.19	0.17	0.15	0.18
Net realized and unrealized gain (loss) from investment activities	2.58	(3.63)	(2.13)	2.52	1.34	0.98
Total income (loss) from investment operations	2.60	(3.50)	(1.94)	2.69	1.49	1.16
Less dividends/distributions:
From net investment income	(0.28)	(0.65)	—	(0.14)	(0.09)	—
Total dividends/distributions	(0.28)	—	—	—	—	—
Net asset value, end of period	$12.01	$9.69	$13.84	$15.78	$13.23	$11.83
Total investment return[2]	26.77%	(24.52)%	(12.29)%	20.44%	12.67%	10.87%
Ratios/supplemental data:
Net assets, end of period (000's)	$41,023	$66,646	$164,307	$180,027	$180,990	$159,252
Ratio of expenses to average net assets:
Before expense reimbursement	1.15%[3]	1.08%	0.96%	0.99%	0.99%	1.04%
After expense reimbursement	1.15%[3]	1.00%	1.00%[4]	0.99%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	0.31%[3]	1.27%	1.29%	1.16%	1.14%	1.60%
Portfolio turnover rate	48%	76%	66%	32%	48%	37%

See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.48	$9.97	$12.99	$10.98	$9.48	$8.58
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.10	0.17	0.17	0.16	0.15
Net realized and unrealized gain (loss) from investment activities	1.44	(2.89)	(1.83)	2.47	1.81	0.86
Total income (loss) from investment operations	1.45	(2.79)	(1.66)	2.64	1.97	1.01
Less dividends/distributions:
From net investment income	(0.46)	(0.16)	(0.20)	(0.11)	(0.10)	(0.11)
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)	—
Total dividends/distributions	(0.46)	(0.70)	(1.36)	(0.63)	(0.47)	(0.11)
Net asset value, end of period	$7.47	$6.48	$9.97	$12.99	$10.98	$9.48
Total investment return[2]	22.61%	(26.75)%	(13.93)%	24.84%	20.93%	11.73%
Ratios/supplemental data:
Net assets, end of period (000's)	$8,481	$7,809	$17,023	$26,564	$23,539	$15,168
Ratio of expenses to average assets:
Before expense reimbursement	1.67%[4]	1.57%	1.32%	1.38%[3]	1.48%	1.68%
After expense reimbursement	1.25%[4]	1.25%	1.25%	1.26%[3]	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.26%[4]	1.50%	1.43%	1.42%	1.52%	1.61%
Portfolio turnover rate	35%	124%	55%	72%	69%	71%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.49	$9.79	$12.81	$10.82	$9.34	$8.48
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.06	0.08	0.06	0.08	0.08
Net realized and unrealized gain (loss) from investment activities	1.44	(2.82)	(1.79)	2.46	1.77	0.85
Total income (loss) from investment operations	1.42	(2.76)	(1.71)	2.52	1.85	0.93
Less dividends/distributions:
From net investment income	(0.44)	—	(0.15)	(0.01)	—	(0.07)
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)	—
Total dividends/distributions	(0.44)	(0.54)	(1.31)	(0.53)	(0.37)	(0.07)
Net asset value, end of period	$7.47	$6.49	$9.79	$12.81	$10.82	$9.34
Total investment return[2]	22.07%	(27.30)%	(14.55)%	23.97%	19.86%	10.92%
Ratios/supplemental data:
Net assets, end of period (000's)	$265	$218	$324	$555	$732	$876
Ratio of expenses to average assets:
Before expense reimbursement	2.48%[4]	2.52%	2.25%	2.25%[3]	2.22%	2.25%
After expense reimbursement	2.00%[4]	2.00%	2.00%	2.01%[3]	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.49)%[4]	0.93%	0.67%	0.51%	0.77%	0.86%
Portfolio turnover rate	35%	124%	55%	72%	69%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Includes interest expense of 0.01%.

4  Annualized.

UBS International Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.34	$9.69	$12.71	$10.76	$9.30	$8.45
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.05	0.09	0.08	0.08	0.08
Net realized and unrealized gain (loss) from investment activities	1.42	(2.80)	(1.79)	2.42	1.77	0.85
Total income (loss) from investment operations	1.40	(2.75)	(1.70)	2.50	1.85	0.93
Less dividends/distributions:
From net investment income	(0.41)	(0.06)	(0.16)	(0.03)	(0.02)	(0.08)
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)	—
Total dividends/distributions	(0.41)	(0.60)	(1.32)	(0.55)	(0.39)	(0.08)
Net asset value, end of period	$7.33	$6.34	$9.69	$12.71	$10.76	$9.30
Total investment return[2]	22.20%	(27.33)%	(14.51)%	23.85%	19.93%	10.97%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,064	$914	$1,949	$2,576	$2,412	$1,816
Ratio of expenses to average assets:
Before expense reimbursement	2.47%[4]	2.38%	2.13%	2.16%[3]	2.17%	2.16%
After expense reimbursement	2.00%[4]	2.00%	2.00%	2.01%[3]	2.01%	2.00%
Ratio of net investment income (loss) to average net assets	(0.49)%[4]	0.75%	0.75%	0.66%	0.77%	0.86%
Portfolio turnover rate	35%	124%	55%	72%	69%	71%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.51	$10.05	$13.07	$11.04	$9.55	$8.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.12	0.21	0.20	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	1.45	(2.91)	(1.85)	2.49	1.79	0.86
Total income (loss) from investment operations	1.47	(2.79)	(1.64)	2.69	1.98	1.03
Less dividends/distributions:
From net investment income	(0.49)	(0.21)	(0.22)	(0.14)	(0.12)	(0.11)
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)	—
Total dividends/distributions	(0.49)	(0.75)	(1.38)	(0.66)	(0.49)	(0.11)
Net asset value, end of period	$7.49	$6.51	$10.05	$13.07	$11.04	$9.55
Total investment return[2]	22.70%	(26.62)%	(13.63)%	24.83%	21.22%	11.97%
Ratios/supplemental data:
Net assets, end of period (000's)	$43,821	$66,665	$129,573	$172,150	$147,397	$113,264
Ratio of expenses to average assets:
Before expense reimbursement	1.55%[4]	1.42%	1.13%	1.16%[3]	1.19%	1.18%
After expense reimbursement	1.00%[4]	1.00%	1.00%	1.01%[3]	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.52%[4]	1.81%	1.79%	1.63%	1.77%	1.86%
Portfolio turnover rate	35%	124%	55%	72%	69%	71%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,		For the period ended June 30,
	(unaudited)	2009	2008	2007[5]
Net asset value, beginning of period	$6.31	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.04	0.05	0.02
Net realized and unrealized gain (loss) from investment activities	1.61	(2.48)	(2.10)	1.55
Total income (loss) from investment operations	1.61	(2.44)	(2.05)	1.57
Less dividends/distributions:
From net investment income	—	(0.07)	(0.03)	(0.01)
From net realized gains	—	—	(0.65)	(0.01)
Total dividends/distributions	—	(0.07)	(0.68)	(0.02)
Net asset value, end of period	$7.92	$6.31	$8.82	$11.55
Total investment return[3]	25.52%	(27.52)%	(18.49)%	15.73%
Ratios/supplemental data:
Net assets, end of period (000's)	$32,325	$33,137	$93,344	$187,444
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	2.37%[4]	2.47%	1.93%	1.93%[4]
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	2.22%[4]	2.24%	1.93%	1.88%[4]
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.50%[4]	1.50%	1.50%	1.50%[4]
Ratio of net investment income (loss) to average net assets	(0.07)%[4]	0.63%	0.47%	0.30%[4]
Portfolio turnover rate	74%	154%	72%	81%

	Class Y
	Six months ended December 31, 2009	Year ended June 30,		For the period ended June 30,
	(unaudited)	2009	2008	2007[5]
Net asset value, beginning of period	$6.30	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.00[2]	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	1.62	(2.41)	(2.10)	1.54
Total income (loss) from investment operations	1.62	(2.41)	(2.02)	1.58
Less dividends/distributions:
From net investment income	—	(0.11)	(0.06)	(0.02)
From net realized gains	—	—	(0.65)	(0.01)
Total dividends/distributions	—	(0.11)	(0.71)	(0.03)
Net asset value, end of period	$7.92	$6.30	$8.82	$11.55
Total investment return[3]	25.71%	(27.22)%	(18.34)%	15.88%
Ratios/supplemental data:
Net assets, end of period (000's)	$32,762	$95,804	$9,121	$5,405
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	2.13%[4]	2.33%	1.70%	1.67%[4]
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	2.00%[4]	2.25%	1.70%	1.67%[4]
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.25%[4]	1.25%	1.25%	1.25%[4]
Ratio of net investment income (loss) to average net assets	(0.04)%[4]	0.07%	0.74%	0.43%[4]
Portfolio turnover rate	74%	154%	72%	81%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  For the period September 26, 2006 (commencement of issuance) through June 30, 2007.

UBS U.S. Equity Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,		For the period ended June 30,
	(unaudited)	2009	2008	2007[5]
Net asset value, beginning of period	$6.29	$8.74	$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.58	(2.44)	(2.08)	1.55
Total income (loss) from investment operations	1.57	(2.45)	(2.11)	1.51
Less dividends/distributions:
From net investment income	—	—	—	—
From net realized gains	—	—	(0.65)	(0.01)
Total dividends/distributions	—	—	(0.65)	(0.01)
Net asset value, end of period	$7.86	$6.29	$8.74	$11.50
Total investment return[3]	24.96%	(28.03)%	(19.11)%	15.12%
Ratios/supplemental data:
Net assets, end of period (000's)	$8,958	$9,003	$22,823	$42,750
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	3.21%[4]	3.30%	2.74%	2.72%[4]
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	2.97%[4]	2.99%	2.68%	2.64%[4]
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	2.25%[4]	2.25%	2.25%	2.25%[4]
Ratio of net investment income (loss) to average net assets	(0.16)%[4]	(0.12)%	(0.28)%	(0.44)%[4]
Portfolio turnover rate	74%	154%	72%	81%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.48	$16.63	$21.19	$18.24	$17.27	$16.08
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.13	0.16	0.15	0.10	0.15
Net realized and unrealized gain (loss) from investment activities	2.72	(4.84)	(3.68)	3.52	1.39	1.63
Total income (loss) from investment operations	2.75	(4.71)	(3.52)	3.67	1.49	1.78
Less dividends/distributions:
From net investment income	(0.29)	(0.07)	(0.16)	(0.10)	(0.11)	(0.11)
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)	(0.48)
Total dividends/distributions	(0.29)	(0.44)	(1.04)	(0.72)	(0.52)	(0.59)
Net asset value, end of period	$13.94	$11.48	$16.63	$21.19	$18.24	$17.27
Total investment return[2]	23.98%	(28.04)%	(17.17)%	20.39%	8.62%	11.10%
Ratios/supplemental data:
Net assets, end of period (000's)	$30,025	$34,406	$90,558	$158,138	$88,968	$25,669
Ratio of expenses to average net assets:
Before expense reimbursement	1.38%[3]	1.28%	1.16%	1.18%	1.20%	1.14%
After expense reimbursement/recoupment	1.20%[3]	1.28%	1.16%	1.18%	1.24%[5]	1.14%
Ratio of net investment income (loss) to average net assets	0.43%[3]	1.05%	0.83%	0.75%	0.54%	0.89%
Portfolio turnover rate	23%	62%	47%	34%	50%	32%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.14	$16.20	$20.66	$17.84	$16.94	$15.81
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.04	0.01	0.00[4]	(0.04)	0.00[4]
Net realized and unrealized gain (loss) from investment activities	2.64	(4.71)	(3.58)	3.44	1.35	1.61
Total income (loss) from investment operations	2.62	(4.67)	(3.57)	3.44	1.31	1.61
Less dividends/distributions:
From net investment income	(0.09)	(0.02)	(0.01)	—	—	—
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)	(0.48)
Total dividends/distributions	(0.09)	(0.39)	(0.89)	(0.62)	(0.41)	(0.48)
Net asset value, end of period	$13.67	$11.14	$16.20	$20.66	$17.84	$16.94
Total investment return[2]	23.53%	(28.61)%	(17.79)%	19.50%	7.73%	10.19%
Ratios/supplemental data:
Net assets, end of period (000's)	$213	$265	$635	$870	$989	$1,018
Ratio of expenses to average net assets:
Before expense reimbursement	2.16%[3]	2.02%	1.93%	1.95%	1.92%	2.02%
After expense reimbursement/recoupment	1.95%[3]	2.02%	1.93%	1.95%	2.01%[5]	2.02%
Ratio of net investment income (loss) to average net assets	(0.32)%[3]	0.33%	0.07%	(0.01)%	(0.23)%	0.01%
Portfolio turnover rate	23%	62%	47%	34%	50%	32%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Amount represents less than $0.005 per share.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.14	$16.21	$20.66	$17.83	$16.93	$15.80
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.04	0.02	0.00[4]	(0.04)	0.01
Net realized and unrealized gain (loss) from investment activities	2.64	(4.71)	(3.59)	3.45	1.36	1.60
Total income (loss) from investment operations	2.62	(4.67)	(3.57)	3.45	1.32	1.61
Less dividends/distributions:
From net investment income	(0.23)	(0.03)	—	—	(0.01)	—
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)	(0.48)
Total dividends/distributions	(0.23)	(0.40)	(0.88)	(0.62)	(0.42)	(0.48)
Net asset value, end of period	$13.53	$11.14	$16.21	$20.66	$17.83	$16.93
Total investment return[2]	23.51%	(28.57)%	(17.76)%	19.56%	7.79%	10.20%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,394	$4,719	$6,382	$10,591	$5,977	$2,423
Ratio of expenses to average net assets:
Before expense reimbursement	2.06%[3]	1.96%	1.91%	1.92%	1.96%	1.95%
After expense reimbursement/recoupment	1.95%[3]	1.96%	1.91%	1.92%	1.98%[5]	1.95%
Ratio of net investment income (loss) to average net assets	(0.33)%[3]	0.35%	0.09%	0.01%	(0.20)%	0.08%
Portfolio turnover rate	23%	62%	47%	34%	50%	32%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.62	$16.85	$21.44	$18.43	$17.42	$16.21
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.17	0.22	0.21	0.15	0.19
Net realized and unrealized gain (loss) from investment activities	2.75	(4.91)	(3.72)	3.56	1.40	1.65
Total income (loss) from investment operations	2.80	(4.74)	(3.50)	3.77	1.55	1.84
Less dividends/distributions:
From net investment income	(0.37)	(0.12)	(0.21)	(0.14)	(0.13)	(0.15)
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)	(0.48)
Total dividends/distributions	(0.37)	(0.49)	(1.09)	(0.76)	(0.54)	(0.63)
Net asset value, end of period	$14.05	$11.62	$16.85	$21.44	$18.43	$17.42
Total investment return[2]	24.11%	(27.85)%	(16.87)%	20.73%	8.91%	11.37%
Ratios/supplemental data:
Net assets, end of period (000's)	$206,099	$217,821	$645,803	$833,023	$543,099	$367,268
Ratio of expenses to average net assets:
Before expense reimbursement	1.06%[3]	0.96%	0.87%	0.89%	0.92%	0.90%
After expense reimbursement/recoupment	0.95%[3]	0.96%	0.87%	0.89%	0.97%[5]	0.90%
Ratio of net investment income (loss) to average net assets	0.68%[3]	1.39%	1.13%	1.04%	0.81%	1.13%
Portfolio turnover rate	23%	62%	47%	34%	50%	32%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$4.94	$8.42	$11.66	$10.54	$10.48	$11.18
Income (loss) from investment operations:
Net investment income[1]	0.02	0.11	0.14	0.13	0.11	0.12
Net realized and unrealized gain (loss) from investment activities	1.03	(2.66)	(2.25)	2.03	1.12	1.22
Total income (loss) from investment operations	1.05	(2.55)	(2.11)	2.16	1.23	1.34
Less dividends/distributions:
From net investment income	(0.12)	(0.06)	(0.14)	(0.11)	(0.12)	(0.12)
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.12)	(0.93)	(1.13)	(1.04)	(1.17)	(2.04)
Net asset value, end of period	$5.87	$4.94	$8.42	$11.66	$10.54	$10.48
Total investment return[3]	21.32%	(29.74)%	(19.38)%	21.20%	12.13%	12.35%
Ratios/supplemental data:
Net assets, end of period (000's)	$48,700	$43,951	$78,989	$113,213	$105,709	$105,975
Ratio of expenses to average net assets:
Before expense reimbursement	1.59%[4]	1.52%	1.32%	1.29%	1.31%	1.39%
After expense reimbursement	1.20%[4]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	0.81%[4]	1.89%	1.35%	1.12%	1.07%	1.09%
Portfolio turnover rate	39%	67%	52%	27%	41%	49%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$4.87	$8.33	$11.50	$10.39	$10.31	$10.99
Income (loss) from investment operations:
Net investment income[1]	0.00[2]	0.06	0.06	0.04	0.03	0.04
Net realized and unrealized gain (loss) from investment activities	1.01	(2.62)	(2.21)	2.00	1.10	1.20
Total income (loss) from investment operations	1.01	(2.56)	(2.15)	2.04	1.13	1.24
Less dividends/distributions:
From net investment income	(0.03)	(0.03)	(0.03)	—	—	—
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.03)	(0.90)	(1.02)	(0.93)	(1.05)	(1.92)
Net asset value, end of period	$5.85	$4.87	$8.33	$11.50	$10.39	$10.31
Total investment return[3]	20.74%	(30.23)%	(19.92)%	20.21%	11.25%	11.59%
Ratios/supplemental data:
Net assets, end of period (000's)	$176	$247	$471	$1,061	$1,978	$4,997
Ratio of expenses to average net assets:
Before expense reimbursement	2.66%[4]	2.48%	2.17%	2.19%	2.15%	2.35%
After expense reimbursement	1.95%[4]	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.08%[4]	1.14%	0.59%	0.39%	0.32%	0.34%
Portfolio turnover rate	39%	67%	52%	27%	41%	49%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

4  Annualized.

UBS U.S. Large Cap Value Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$4.83	$8.26	$11.42	$10.34	$10.30	$11.00
Income (loss) from investment operations:
Net investment income[1]	0.00[2]	0.06	0.06	0.04	0.03	0.04
Net realized and unrealized gain (loss) from investment activities	1.01	(2.60)	(2.18)	1.99	1.10	1.20
Total income (loss) from investment operations	1.01	(2.54)	(2.12)	2.03	1.13	1.24
Less dividends/distributions:
From net investment income	(0.08)	(0.02)	(0.05)	(0.02)	(0.04)	(0.02)
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.08)	(0.89)	(1.04)	(0.95)	(1.09)	(1.94)
Net asset value, end of period	$5.76	$4.83	$8.26	$11.42	$10.34	$10.30
Total investment return[3]	20.83%	(30.25)%	(19.83)%	20.24%	11.26%	11.62%
Ratios/supplemental data:
Net assets, end of period (000's)	$5,946	$5,429	$9,795	$15,919	$15,683	$17,235
Ratio of expenses to average net assets:
Before expense reimbursement	2.40%[4]	2.33%	2.10%	2.06%	2.08%	2.19%
After expense reimbursement	1.95%[4]	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.06%[4]	1.13%	0.60%	0.37%	0.32%	0.34%
Portfolio turnover rate	39%	67%	52%	27%	41%	49%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$4.97	$8.46	$11.71	$10.58	$10.52	$11.22
Income (loss) from investment operations:
Net investment income[1]	0.03	0.12	0.16	0.15	0.14	0.14
Net realized and unrealized gain (loss) from investment activities	1.04	(2.67)	(2.25)	2.05	1.12	1.24
Total income (loss) from investment operations	1.07	(2.55)	(2.09)	2.20	1.26	1.38
Less dividends/distributions:
From net investment income	(0.14)	(0.07)	(0.17)	(0.14)	(0.15)	(0.16)
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)	(1.92)
Total dividends/distributions	(0.14)	(0.94)	(1.16)	(1.07)	(1.20)	(2.08)
Net asset value, end of period	$5.90	$4.97	$8.46	$11.71	$10.58	$10.52
Total investment return[3]	21.52%	(29.53)%	(19.15)%	21.52%	12.37%	12.74%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,395	$2,174	$5,694	$9,074	$7,172	$5,760
Ratio of expenses to average net assets:
Before expense reimbursement	1.48%[4]	1.45%	1.13%	1.06%	1.06%	1.13%
After expense reimbursement	0.95%[4]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.06%[4]	2.08%	1.60%	1.36%	1.32%	1.34%
Portfolio turnover rate	39%	67%	52%	27%	41%	49%

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,			For the period ended June 30,
	(unaudited)	2009	2008	2007	2006[3]
Net asset value, beginning of period	$6.73	$10.05	$11.13	$9.60	$10.15
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.11)	(0.10)	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.61	(3.13)	(0.69)	1.63	(0.53)
Total income (loss) from investment operations	1.58	(3.19)	(0.80)	1.53	(0.55)
Less dividends/distributions:
From net investment income	—	—	(0.03)	—	—
From net realized gains	—	(0.13)	(0.25)	—	—
Total dividends/distributions	—	(0.13)	(0.28)	—	—
Net asset value, end of period	$8.31	$6.73	$10.05	$11.13	$9.60
Total investment return[2]	23.48%	(31.54)%	(7.34)%	15.94%	(5.42)%
Ratios/supplemental data:
Net assets, end of period (000's)	$666	$512	$579	$261	$162
Ratio of expenses to average net assets:
Before expense reimbursement	5.56%[4]	5.76%	4.58%	4.61%	6.59%[4]
After expense reimbursement	1.45%[4]	1.45%	1.45%	1.45%	1.45%[4]
Ratio of net investment loss to average net assets	(0.88)%[4]	(0.91)%	(1.05)%	(0.99)%	(0.87)%[4]
Portfolio turnover rate	35%	86%	115%	72%	12%

	Class Y
	Six months ended December 31, 2009	Year ended June 30,			For the period ended June 30,
	(unaudited)	2009	2008	2007	2006[6]
Net asset value, beginning of period	$6.80	$10.10	$11.15	$9.61	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.05)	(0.09)	(0.07)	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.64	(3.12)	(0.68)	1.62	(0.37)
Total income (loss) from investment operations	1.61	(3.17)	(0.77)	1.55	(0.39)
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.01)	—
From net realized gains	—	(0.13)	(0.25)	—	—
Total dividends/distributions	—	(0.13)	(0.28)	(0.01)	—
Net asset value, end of period	$8.41	$6.80	$10.10	$11.15	$9.61
Total investment return[2]	23.68%	(31.18)%	(6.98)%	16.17%	(3.90)%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,419	$3,573	$5,192	$5,580	$4,805
Ratio of expenses to average net assets:
Before expense reimbursement	4.94%[4]	5.01%	4.12%	4.31%	5.90%[4]
After expense reimbursement	1.20%[4]	1.20%	1.20%	1.20%	1.20%[4]
Ratio of net investment loss to average net assets	(0.65)%[4]	(0.67)%	(0.80)%	(0.73)%	(0.61)%[4]
Portfolio turnover rate	35%	86%	115%	72%	12%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period March 31, 2006 (Commencement of operations) through June 30, 2006.

4  Annualized.

5  For the period April 21, 2006 (Commencement of operations) through June 30, 2006.

6  For the period March 27, 2006 (Commencement of operations) through June 30, 2006.

UBS U.S. Mid Cap Growth Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,			For the period ended June 30,
	(unaudited)	2009	2008	2007	2006[5]
Net asset value, beginning of period	$6.50	$9.90	$11.03	$9.58	$10.41
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.11)	(0.19)	(0.17)	(0.03)
Net realized and unrealized gain (loss) from investment activities	1.56	(3.16)	(0.68)	1.62	(0.80)
Total income (loss) from investment operations	1.50	(3.27)	(0.87)	1.45	(0.83)
Less dividends/distributions:
From net investment income	—	—	(0.01)	—	—
From net realized gains	—	(0.13)	(0.25)	—	—
Total dividends/distributions	—	(0.13)	(0.26)	—	—
Net asset value, end of period	$8.00	$6.50	$9.90	$11.03	$9.58
Total investment return[2]	23.08%	(32.83)%	(8.03)%	15.14%	(7.97)%
Ratios/supplemental data:
Net assets, end of period (000's)	$135	$114	$142	$82	$67
Ratio of expenses to average net assets:
Before expense reimbursement	6.63%[4]	7.01%	5.49%	5.10%	7.52%[4]
After expense reimbursement	2.20%[4]	2.20%	2.20%	2.20%	2.20%[4]
Ratio of net investment loss to average net assets	(1.63)%[4]	(1.65)%	(1.78)%	(1.73)%	(1.62)%[4]
Portfolio turnover rate	35%	86%	115%	72%	12%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.56	$13.31	$15.94	$14.41	$13.65	$12.41
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.06)	(0.12)	(0.14)	(0.12)	(0.11)
Net realized and unrealized gain (loss) from investment activities	2.01	(4.69)	(1.47)	2.14	1.45	1.55
Total income (loss) from investment operations	1.96	(4.75)	(1.59)	2.00	1.33	1.44
Distributions from net realized gains	—	—	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of period	$10.52	$8.56	$13.31	$15.94	$14.41	$13.65
Total investment return[2]	22.90%	(35.68)%	(10.25)%	14.18%	9.88%	11.63%
Ratios/supplemental data:
Net assets, end of period (000's)	$35,499	$41,141	$92,759	$149,362	$151,731	$110,795
Ratio of expenses to average net assets:
Before expense reimbursement	1.73%[3]	1.67%	1.47%	1.65%	1.50%	1.59%
After expense reimbursement	1.40%[3]	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.97)%[3]	(0.60)%	(0.81)%	(0.93)%	(0.82)%	(0.88)%
Portfolio turnover rate	41%	73%	51%	34%	49%	50%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.05	$12.59	$15.25	$13.91	$13.29	$12.17
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.12)	(0.22)	(0.24)	(0.22)	(0.20)
Net realized and unrealized gain (loss) from investment activities	1.88	(4.42)	(1.40)	2.05	1.41	1.52
Total income (loss) from investment operations	1.80	(4.54)	(1.62)	1.81	1.19	1.32
Distributions from net realized gains	—	—	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of period	$9.85	$8.05	$12.59	$15.25	$13.91	$13.29
Total investment return[2]	22.36%	(36.06)%	(10.94)%	13.32%	9.09%	10.86%
Ratios/supplemental data:
Net assets, end of period (000's)	$124	$177	$661	$1,798	$5,598	$9,592
Ratio of expenses to average net assets:
Before expense reimbursement	2.93%[3]	2.55%	2.20%	2.29%	2.39%	2.53%
After expense reimbursement	2.15%[3]	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.72)%[3]	(1.38)%	(1.58)%	(1.69)%	(1.57)%	(1.63)%
Portfolio turnover rate	41%	73%	51%	34%	49%	50%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.03	$12.57	$15.23	$13.89	$13.28	$12.16
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.12)	(0.21)	(0.24)	(0.22)	(0.20)
Net realized and unrealized gain (loss) from investment activities	1.87	(4.42)	(1.41)	2.05	1.40	1.52
Total income (loss) from investment operations	1.79	(4.54)	(1.62)	1.81	1.18	1.32
Distributions from net realized gains	—	—	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of period	$9.82	$8.03	$12.57	$15.23	$13.89	$13.28
Total investment return[2]	22.29%	(36.11)%	(10.95)%	13.33%	9.02%	10.87%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,574	$2,471	$6,042	$7,877	$8,329	$8,661
Ratio of expenses to average net assets:
Before expense reimbursement	2.55%[3]	2.45%	2.25%	2.28%	2.31%	2.45%
After expense reimbursement	2.15%[3]	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.71)%[3]	(1.38)%	(1.55)%	(1.68)%	(1.57)%	(1.63)%
Portfolio turnover rate	41%	73%	51%	34%	49%	50%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.86	$13.74	$16.38	$14.75	$13.93	$12.63
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.03)	(0.08)	(0.10)	(0.08)	(0.08)
Net realized and unrealized gain (loss) from investment activities	2.08	(4.85)	(1.52)	2.20	1.47	1.58
Total income (loss) from investment operations	2.04	(4.88)	(1.60)	2.10	1.39	1.50
Distributions from net realized gains	—	—	(1.04)	(0.47)	(0.57)	(0.20)
Net asset value, end of period	$10.90	$8.86	$13.74	$16.38	$14.75	$13.93
Total investment return[2]	23.03%	(35.51)%	(10.03)%	14.54%	10.12%	11.90%
Ratios/supplemental data:
Net assets, end of period (000's)	$143,420	$134,378	$272,666	$303,029	$269,696	$146,725
Ratio of expenses to average net assets:
Before expense reimbursement	1.26%[3]	1.25%	1.12%	1.18%	1.13%	1.14%
After expense reimbursement	1.15%[3]	1.03%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.71)%[3]	(0.36)%	(0.55)%	(0.68)%	(0.57)%	(0.63)%
Portfolio turnover rate	41%	73%	51%	34%	49%	50%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies. The following seven funds are covered in this report: UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of the UBS U.S. Equity Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS U.S. Equity Alpha Fund, and UBS U.S. Mid Cap Growth Equity Fund, which offer Class A, Class C, and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance

The UBS Funds

Notes to financial statements

within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund's financial statements.

A: Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment advisor of the Funds. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The UBS Funds

Notes to financial statements

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC 815"), which changed the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below and in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended December 31, 2009. The Advisor is not aware of any credit-risk contingent features on derivatives contracts held by the Funds.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to Portfolio of investments.

The UBS Funds

Notes to financial statements

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

The UBS Funds

Notes to financial statements

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

H. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

I. Short sales: UBS U.S. Equity Alpha Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position

The UBS Funds

Notes to financial statements

increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee in connection with short sale transactions.

The UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund may, from time to time, sell securities short. There were no short positions, as of December 31, 2009, for either of these funds.

J. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2009, the following Funds recorded

The UBS Funds

Notes to financial statements

recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Equity Fund	$3,598
UBS U.S. Equity Alpha Fund	15,573
UBS U.S. Large Cap Equity Fund	29,741
UBS U.S. Large Cap Value Equity Fund	6,691
UBS U.S. Mid Cap Growth Equity Fund	606

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2009, redemption fees per Fund represent less than $0.005 per share.

2. Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2 billion	$2 billion to $3 billion	$3 billion to $6 billion	$6 billion and over
UBS International Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.650%	0.650%
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Mid Cap Growth Equity Fund	0.850	0.800	0.775	0.775	0.775	0.775	0.775
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825	0.825	0.825
	$0 to $225 mm	$225 mm to $500 mm	$500 mm to $1 billion	$1 billion to $2 billion
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent that total annualized operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) exceed a specified percentage of each Fund's respective average daily net assets. For the UBS U.S. Equity Alpha Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent that total annualized operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) exceed a specified percentage of the

The UBS Funds

Notes to financial statements

Fund's average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2009, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Global Equity Fund	1.50%	2.25%	2.25%	1.25%	$623,380	$13,436
UBS International Equity Fund	1.25	2.00	2.00	1.00	278,618	186,811
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	600,658	88,994
UBS U.S. Large Cap Equity Fund	1.20	1.95	1.95	0.95	932,743	159,615
UBS U.S. Large Cap Value Equity Fund	1.20	1.95	1.95	0.95	199,442	115,970
UBS U.S. Mid Cap Growth Equity Fund	1.45	N/A*	2.20	1.20	20,504	91,824
UBS U.S. Small Cap Growth Fund	1.40	2.15	2.15	1.15	814,940	156,008

*  UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund do not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2009 are subject to repayment through June 30, 2013.

At December 31, 2009, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013
UBS Global Equity Fund—Class A	$453,708	$173,962	$91,547	$183,038	$5,161
UBS Global Equity Fund—Class B	25,516	17,045	2,660	5,646	165
UBS Global Equity Fund—Class C	201,234	75,973	46,114	71,037	8,110
UBS Global Equity Fund—Class Y	76,072	—	—	76,072	—
UBS U.S. Equity Alpha Fund—Class A	193,407	45,576	5,169	117,100	25,562
UBS U.S. Equity Alpha Fund—Class C	93,064	19,433	21,407	40,859	11,365
UBS U.S. Equity Alpha Fund—Class Y	76,231	89	292	23,783	52,067
UBS U.S. Large Cap Equity Fund—Class A	31,270	—	—	—	31,270
UBS U.S. Large Cap Equity Fund—Class B	236	—	—	—	236
UBS U.S. Large Cap Equity Fund—Class C	1,772	—	—	—	1,772
UBS U.S. Large Cap Equity Fund—Class Y	126,337	—	—	—	126,337
UBS U.S. Large Cap Value Equity Fund—Class A	745,793	207,668	217,979	224,763	95,383
UBS U.S. Large Cap Value Equity Fund—Class B	10,312	4,998	2,454	2,049	811
UBS U.S. Large Cap Value Equity Fund—Class C	109,820	33,252	32,231	30,998	13,339
UBS U.S. Large Cap Value Equity Fund—Class Y	61,156	17,179	21,042	16,498	6,437
UBS U.S. Mid Cap Growth Equity Fund—Class A	54,486	6,434	14,938	20,836	12,278
UBS U.S. Mid Cap Growth Equity Fund—Class C	14,285	2,011	4,181	5,251	2,842
UBS U.S. Mid Cap Growth Equity Fund—Class Y	529,509	157,403	157,565	137,837	76,704
UBS U.S. Small Cap Growth Fund—Class A	1,053,361	552,974	213,353	218,473	68,561
UBS U.S. Small Cap Growth Fund—Class B	13,638	9,581	1,801	1,681	575
UBS U.S. Small Cap Growth Fund—Class C	54,598	19,550	15,477	14,437	5,134
UBS U.S. Small Cap Growth Fund—Class Y	1,128,008	419,521	270,369	356,380	81,738

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2009, the Funds owed and incurred administrative fees as follows:

Fund	Adminstrative fees owed	Adminstrative fees incurred
UBS Global Equity Fund	$9,893	$62,381
UBS International Equity Fund	3,742	26,139
UBS U.S. Equity Alpha Fund	5,629	45,073
UBS U.S. Large Cap Equity Fund	15,389	100,061
UBS U.S. Large Cap Value Equity Fund	3,674	21,382
UBS U.S. Mid Cap Growth Equity Fund	325	1,810
UBS U.S. Small Cap Growth Fund	11,640	71,946

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended December 31, 2009 were as follows:

UBS Global Equity Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$15,173,928	$—	$15,321,254	$2,715,627	$(2,568,301)	$—	0.00%

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2009 and for the period ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	% of net assets		Income earned
UBS Global Equity Fund	$75,974	$40,093,570	$40,106,237	$63,307	0.0	%*	$1,650
UBS International Equity Fund	1,873,956	24,778,791	26,648,539	4,208	0.0	*	1,548
UBS U.S. Equity Alpha Fund	2,440,832	37,776,101	40,039,387	177,546	0.2		1,001
UBS U.S. Large Cap Equity Fund	1,408,399	51,068,763	46,815,098	5,662,064	2.3		4,224
UBS U.S. Large Cap Value Equity Fund	723,700	7,431,407	7,725,408	429,699	0.8		661
UBS U.S. Mid Cap Growth Equity Fund	37,594	534,313	510,247	61,660	1.2		68
UBS U.S. Small Cap Growth Fund	1,529,915	39,415,631	37,250,523	3,695,023	2.0		3,711

*  Amount represents less than 0.05%.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operates in compliance with Rule 2a-7 of the Act. Private Money Market is managed by the Advisor and is offered only

The UBS Funds

Notes to financial statements

to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as Managing Member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2009 were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	% of net assets	Income earned
UBS Global Equity Fund	$2,774,813	$8,175,465	$10,950,278	$—	0.00%	$10,477
UBS International Equity Fund	6,791,233	13,683,381	19,137,720	1,336,894	2.49	11,170
UBS U.S. Small Cap Growth Fund	8,099,185	52,638,605	51,806,722	8,931,068	4.92	24,345

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2009, were as follows:

Fund	UBS AG
UBS International Equity Fund	$337
UBS U.S. Equity Alpha Fund	395
UBS U.S. Large Cap Equity Fund	2,334
UBS U.S. Large Cap Value Equity Fund	629
UBS U.S. Mid Cap Growth Equity Fund	2
UBS U.S. Small Cap Growth Fund	2,791

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Global Equity Fund	0.25%	1.00%	1.00%
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Mid Cap Growth Equity Fund	0.25	N/A*	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00

*  UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund do not offer Class B shares.

The UBS Funds

Notes to financial statements

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At December 31, 2009, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2009, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Global Equity Fund—Class A	$17,244	$4,769
UBS Global Equity Fund—Class B	841	156
UBS Global Equity Fund—Class C	21,998	99
UBS International Equity Fund—Class A	1,807	901
UBS International Equity Fund—Class B	222	—
UBS International Equity Fund—Class C	930	24
UBS U.S. Equity Alpha Fund—Class A	6,852	8,353
UBS U.S. Equity Alpha Fund—Class C	7,908	29
UBS U.S. Large Cap Equity Fund—Class A	6,417	592
UBS U.S. Large Cap Equity Fund—Class B	180	464
UBS U.S. Large Cap Equity Fund—Class C	3,772	36
UBS U.S. Large Cap Value Equity Fund—Class A	10,415	1,099
UBS U.S. Large Cap Value Equity Fund—Class B	151	314
UBS U.S. Large Cap Value Equity Fund—Class C	5,148	—
UBS U.S. Mid Cap Growth Equity Fund—Class A	136	—
UBS U.S. Mid Cap Growth Equity Fund—Class C	112	—
UBS U.S. Small Cap Growth Fund—Class A	7,471	123
UBS U.S. Small Cap Growth Fund—Class B	104	187
UBS U.S. Small Cap Growth Fund—Class C	2,147	87

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), each Fund's transfer agent, and is compensated for these services by PNC, not the Funds.

For the period ended December 31, 2009, UBS Financial Services Inc. received from PNC, not the Funds, total services fees follows:

Fund	Amount paid
UBS Global Equity Fund	$46,327
UBS International Equity Fund	2,228
UBS U.S. Equity Alpha Fund	9,815
UBS U.S. Large Cap Equity Fund	4,358
UBS U.S. Large Cap Value Equity Fund	14,044
UBS U.S. Mid Cap Growth Equity Fund	258
UBS U.S. Small Cap Growth Fund	9,298

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The UBS Funds

Notes to financial statements

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS International Equity Fund, UBS U.S. Small Cap Growth Fund and UBS Global Equity Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in an investment company, which is included in the Portfolio(s) of investments. The value of loaned securities and related collateral outstanding at December 31, 2009, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS International Equity Fund	$1,272,975	$1,336,894	$1,336,894
UBS U.S. Small Cap Growth Fund	8,702,902	8,931,068	8,931,068

6. Purchases and sales of securities

For the period ended December 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Equity Fund	$76,871,036	$127,659,137
UBS International Equity Fund	22,900,443	57,553,003
UBS U.S. Equity Alpha Fund	122,571,351	214,137,160
UBS U.S. Large Cap Equity Fund	57,978,593	131,154,543
UBS U.S. Large Cap Value Equity Fund	21,343,663	26,901,139
UBS U.S. Mid Cap Growth Equity Fund	1,658,631	1,725,524
UBS U.S. Small Cap Growth Fund	75,599,417	113,889,665

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2009 were as follows:

	2009
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Global Equity Fund	$12,653,351	$—	$12,653,351
UBS International Equity Fund	2,944,392	7,009,513	9,953,905
UBS U.S. Equity Alpha Fund	686,686	—	686,686
UBS U.S. Large Cap Equity Fund	4,140,422	13,964,809	18,105,231
UBS U.S. Large Cap Value Equity Fund	569,600	8,771,545	9,341,145
UBS U.S. Mid Cap Growth Equity Fund	—	76,707	76,707
UBS U.S. Small Cap Growth Fund	11,376	—	11,376

The UBS Funds

Notes to financial statements

The tax character of distributions paid and components of net assets for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2010.

At June 30, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2010	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017
UBS Global Equity Fund	$253,636,661[1]	$4,283,846[1]	$—	$—	$—	$—	$—	$14,741,673
UBS International Equity Fund	—	—	—	—	—	—	—	5,638,290
UBS U.S. Equity Alpha Fund	—	—	—	—	—	—	—	15,530,495
UBS U.S. Large Cap Equity Fund	—	—	—	—	—	—	—	52,072,835
UBS U.S. Large Cap Value Equity Fund	273,335[2]	—	—	—	—	—	—	2,034,727
UBS U.S. Mid Cap Growth Equity Fund	—	—	—	—	—	—	—	197,496
UBS U.S. Small Cap Growth Fund	—	—	—	—	—	—	—	10,194,467

1  Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

2  Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the period ended June 30, 2009, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses
UBS Global Equity Fund	$47,467,826
UBS International Equity Fund	29,183,659
UBS U.S. Equity Alpha Fund	36,852,789
UBS U.S. Large Cap Equity Fund	179,071,671
UBS U.S. Large Cap Value Equity Fund	18,790,518
UBS U.S. Mid Cap Growth Equity Fund	1,392,966
UBS U.S. Small Cap Growth Fund	76,185,548

As of and during the period ended December 31, 2009, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Notes to financial statements

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.75%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2009, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS International Equity Fund	$870,000	4	$91	0.94%
UBS U.S. Equity Alpha Fund	4,318,698	4	366	0.76
UBS U.S. Large Cap Equity Fund	4,308,225	4	394	0.82
UBS U.S. Small Cap Growth Fund	2,925,000	1	77	0.94

At December 31, 2009, there was an outstanding balance of $870,000 for UBS International Equity Fund.

9. Shares of beneficial interest

For the period ended December 31, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	78,878	$914,503	370	$3,940
Shares repurchased	(1,028,012)	(11,369,040)	(6,422)	(108,370)
Shares converted from Class B to Class A	43,047	417,553	(44,436)	(417,553)
Dividends reinvested	148,169	1,703,949	610	6,849
Redemption fees	—	—	—	—
Net decrease	(757,918)	$(8,333,035)	(49,878)	$(515,134)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	45,054	$482,776	137,122	$1,545,831
Shares repurchased	(251,204)	(2,698,860)	(3,686,749)	(42,022,788)
Dividends reinvested	44,969	498,254	89,155	1,050,250
Redemption fees	—	—	—	595
Net decrease	(161,181)	$(1,717,830)	(3,460,472)	$(39,426,112)

The UBS Funds

Notes to financial statements

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	19,657	$129,286	7,289	$67,297
Shares repurchased	(161,706)	(1,162,814)	(243)	(1,803)
Shares converted from Class B to Class A	7,105	67,336	(7,289)	(67,336)
Dividends reinvested	65,442	477,730	2,021	14,771
Redemption fees	—	—	—	—
Net increase (decrease)	(69,502)	$(488,462)	1,778	$12,929
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	14,820	$101,150	458,475	$3,365,990
Shares repurchased	(21,785)	(147,159)	(5,251,502)	(38,823,865)
Dividends reinvested	8,153	58,374	401,282	2,937,384
Redemption fees	—	—	—	1,522
Net increase (decrease)	1,188	$12,365	(4,391,745)	$(32,518,969)

UBS U.S. Equity Alpha Fund

	Class A
	Shares	Amount
Shares sold	371,175	$2,827,454
Shares repurchased	(1,539,600)	(11,328,464)
Dividends reinvested	—	—
Redemption fees	—	—
Net decrease	(1,168,425)	$(8,501,010)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	21,394	$161,153	567,220	$3,556,574
Shares repurchased	(313,448)	(2,277,954)	(11,629,335)	(86,281,854)
Dividends reinvested	—	—	—	—
Redemption fees	—	—	—	—
Net decrease	(292,054)	$(2,116,801)	(11,062,115)	$(82,725,280)

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	138,701	$1,820,829	—	$14
Shares repurchased	(1,024,573)	(13,575,316)	(7,494)	(91,631)
Shares converted from Class B to Class A	784	9,320	(808)	(9,320)
Dividends reinvested	42,141	581,128	86	1,161
Redemption fees	—	855	—	—
Net decrease	(842,947)	$(11,163,184)	(8,216)	$(99,776)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,480	$207,026	849,260	$11,067,052
Shares repurchased	(120,493)	(1,491,390)	(5,305,553)	(72,645,816)
Dividends reinvested	5,225	69,956	377,838	5,251,944
Redemption fees	—	—	—	15,700
Net decrease	(98,788)	$(1,214,408)	(4,078,455)	$(56,311,120)

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	35,407	$201,911	—	$—
Shares repurchased	(803,454)	(4,535,468)	(2,792)	(14,868)
Shares converted from Class B to Class A	17,723	100,562	(18,016)	(100,562)
Dividends reinvested	151,731	886,108	122	713
Redemption fees	—	—	—	—
Net decrease	(598,593)	$(3,346,887)	(20,686)	$(114,717)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	7,494	$39,885	21,731	$123,118
Shares repurchased	(112,145)	(623,712)	(62,249)	(358,554)
Dividends reinvested	12,908	73,960	9,218	54,109
Redemption fees	—	—	—	103
Net decrease	(91,743)	$(509,867)	(31,300)	$(181,224)

The UBS Funds

Notes to financial statements

UBS U.S. Mid Cap Growth Equity Fund

	Class A
	Shares	Amount
Shares sold	18,875	$146,533
Shares repurchased	(14,819)	(116,335)
Dividends reinvested	—	—
Redemption fees	—	—
Net increase	4,056	$30,198

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares repurchased	(634)	(4,952)	—	—
Dividends reinvested	—	—	—	—
Redemption fees	—	—	—	—
Net decrease	(634)	$(4,952)	—	$—

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	323,456	$3,057,943	—	$—
Shares repurchased	(1,758,497)	(17,101,779)	(2,218)	(19,748)
Shares converted from Class B to Class A	6,726	62,345	(7,167)	(62,345)
Dividends reinvested	—	—	—	—
Redemption fees	—	547	—	—
Net decrease	(1,428,315)	$(13,980,944)	(9,385)	$(82,093)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	3,836	$35,696	1,088,679	$10,837,157
Shares repurchased	(49,576)	(451,083)	(3,088,040)	(31,753,942)
Dividends reinvested	—	—	—	—
Redemption fees	—	—	—	10,219
Net decrease	(45,740)	$(415,387)	(1,999,361)	$(20,906,566)

The UBS Funds

Notes to financial statements

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	852,952	$7,176,020	5,010	$41,269
Shares repurchased	(2,559,943)	(24,075,777)	(57,451)	(515,592)
Shares converted from Class B to Class A	110,222	922,712	(113,105)	(922,712)
Dividends reinvested	548,867	4,429,358	11,050	87,185
Redemption fees	—	3,930	—	—
Net decrease	(1,047,902)	$(11,543,757)	(154,496)	$(1,309,850)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	229,971	$1,849,122	2,869,225	$27,971,934
Shares repurchased	(674,246)	(6,004,469)	(8,630,574)	(79,393,295)
Dividends reinvested	158,286	1,237,794	768,971	6,351,704
Redemption fees	—	1,982	—	41,504
Net decrease	(285,989)	$(2,915,571)	(4,992,378)	$(45,028,153)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	182,517	$1,120,748	22,033	$117,402
Shares repurchased	(875,793)	(5,639,548)	(3,460)	(25,759)
Shares converted from Class B to Class A	18,906	161,817	(19,254)	(161,817)
Dividends reinvested	171,858	955,529	1,229	6,884
Redemption fees	—	606	—	—
Net increase (decrease)	(502,512)	$(3,400,848)	548	$(63,290)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,812	$50,443	6,334,237	$44,887,920
Shares repurchased	(84,555)	(525,044)	(10,561,037)	(68,262,711)
Dividends reinvested	18,700	102,292	1,579,415	8,813,133
Redemption fees	—	4	—	20,423
Net decrease	(57,043)	$(372,305)	(2,647,385)	$(14,541,235)

The UBS Funds

Notes to financial statements

UBS U.S. Equity Alpha Fund

	Class A
	Shares	Amount
Shares sold	997,552	$6,508,277
Shares repurchased	(6,433,661)	(42,106,053)
Dividends reinvested	97,832	555,684
Redemption fees	—	6,602
Net decrease	(5,338,277)	$(35,035,490)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	114,962	$760,851	19,085,492	$110,555,951
Shares repurchased	(1,296,571)	(8,358,332)	(4,939,401)	(29,638,728)
Dividends reinvested	—	—	19,542	110,609
Redemption fees	—	1,026	—	5,966
Net increase (decrease)	(1,181,609)	$(7,596,455)	14,165,633	$81,033,798

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	713,097	$8,435,012	3,482	$34,838
Shares repurchased	(3,332,952)	(40,109,741)	(19,766)	(212,004)
Shares converted from Class B to Class A	485	5,267	(499)	(5,267)
Dividends reinvested	172,359	1,814,939	1,386	14,218
Redemption fees	—	15,350	—	—
Net decrease	(2,447,011)	$(29,839,173)	(15,397)	$(168,215)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	184,062	$2,012,349	6,748,339	$83,323,984
Shares repurchased	(171,020)	(1,973,843)	(27,821,873)	(327,496,314)
Dividends reinvested	16,747	171,657	1,485,458	15,805,273
Redemption fees	—	2,386	—	41,042
Net increase (decrease)	29,789	$212,549	(19,588,076)	$(228,326,015)

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	122,284	$656,872	27,467	$144,398
Shares repurchased	(2,116,892)	(11,676,380)	(22,528)	(123,028)
Shares converted from Class B to Class A	22,849	114,853	(23,142)	(114,853)
Dividends reinvested	1,485,743	7,027,563	12,396	58,013
Redemption fees	—	488	—	—
Net decrease	(486,016)	$(3,876,604)	(5,807)	$(35,470)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	68,492	$369,004	127,685	$693,987
Shares repurchased	(324,670)	(1,843,188)	(439,237)	(3,362,070)
Dividends reinvested	194,454	902,267	75,820	360,146
Redemption fees	—	357	—	309
Net decrease	(61,724)	$(571,560)	(235,732)	$(2,307,628)

UBS U.S. Mid Cap Growth Equity Fund

	Class A
	Shares	Amount
Shares sold	42,285	$296,951
Shares repurchased	(25,448)	(150,823)
Dividends reinvested	1,692	9,595
Redemption fees	—	—
Net increase	18,529	$155,723

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	4,958	$31,661	—	$—
Shares repurchased	(2,244)	(16,066)	—	—
Dividends reinvested	379	2,082	11,369	65,032
Redemption fees	—	3	—	—
Net increase	3,093	$17,680	11,369	$65,032

The UBS Funds

Notes to financial statements

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,273,917	$11,039,066	397	$3,031
Shares repurchased	(3,457,962)	(30,202,550)	(12,734)	(115,065)
Shares converted from Class B to Class A	17,091	164,512	(18,117)	(164,512)
Dividends reinvested	348	2,683	3	18
Redemption fees	—	1,668	—	—
Net decrease	(2,166,606)	$(18,994,621)	(30,451)	$(276,528)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,053	$54,930	4,467,592	$39,474,929
Shares repurchased	(178,854)	(1,419,267)	(9,154,022)	(88,031,041)
Dividends reinvested	24	175	985	7,853
Redemption fees	—	121	—	20,098
Net decrease	(172,777)	$(1,364,041)	(4,685,445)	$(48,528,161)

10. Subsequent events

Events after the date of the Statement of assets and liabilities are evaluated through the date of issuance of the financial statements. The Funds had no material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the financial statements that required disclosure in or adjustment to the financial statements.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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The UBS Funds—Asset Allocation

Semiannual Report

December 31, 2009

President's letter	1

Market commentary	2

Asset Allocations

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	33

UBS Global Frontier Fund	48

Explanation of expense disclosure	58

Statement of assets and liabilities	60

Statement of operations	62

Statement of changes in net assets	64

Financial highlights	66

Notes to financial statements	72

General information	92

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President's letter

February 17, 2010

Dear shareholder,

The market developments of the past several months highlight the importance of remaining steadfast to established investment processes and valuation disciplines.

When I last wrote to you on these pages six months ago, the S&P 500 Index was in the early stages of attempting to climb back from one of the steepest declines in its history, investor confidence was at an all-time low and the investing landscape appeared to be undergoing unprecedented changes.

Today, we can observe that both the S&P 500 Index and the MSCI World Free Index (net)—proxies of stock performance in the US and global markets, respectively—have generated solid double-digit returns. What's more, confidence appears to be returning to the markets—albeit tentatively—as investors begin to venture back into riskier assets. That said, however, the markets continue to face the very challenging task of assessing the risks of deflation versus inflation.

Despite the many changes and challenges faced by investors throughout the recent bear market, what remained the same is our unwavering commitment to provide you with investment solutions designed to help you reach your long-term goals. We firmly believe that key to delivering on this commitment in any market environment is adherence to the disciplines and processes that, in our view, have proven their investment value over time.

Today, I am pleased to report that we are being rewarded for maintaining this conviction, as a number of the UBS Funds have generated solid performance versus their respective benchmarks over the review period. Still, as satisfying as it is for me to report this news to you, I find myself already looking to the future. No one can rely on past performance when it comes to delivering future results. We are keenly aware that we need to remain nimble—constantly growing and evolving to meet the challenges that will be presented by this brave new market landscape. In the past, I have written of some of the measures we have already taken to this end, including restructuring our fixed income investment team, and broadening the reach of some of our investment capabilities to ensure they are well-positioned to navigate the marketplace.

More recently, we have continued to build out what I believe is an impressive organization of investment professionals who have the experience and insight required to take our shareholders through the next decade and beyond. This includes bringing on board Andreas Koester, who became Head of Asset Allocation for our Global Investment Solutions team in September 2009. In this role, Andreas has helped implement process refinements and a team restructuring that we believe will better position our multi-asset portfolios in the years to come.

We don't take lightly the responsibility you assigned to us when you chose us as your asset manager. I thank you, as always, for your continued support.

Kai R. Sotorp
President
UBS Funds
Head—Americas
UBS Global Asset Management (Americas) Inc.

1

The markets in review

Strengthening economic conditions

While economic growth in the US remained strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended. Signs of a turnaround first emerged in the second quarter of 2009, when gross domestic product ("GDP") fell at a more modest pace than in prior quarters. Subsequently, third quarter GDP grew 2.2%, in large part due to the government's efforts to stimulate the economy. Some of the measures instituted by the government included an $8,000 tax credit for first-time home buyers, as well as the "Cash for Clunkers" car rebate program. As the period drew to a close, economic growth continued to accelerate, as evidenced by the 5.7% advance estimate for fourth quarter GDP.

Economic growth also improved overseas. During the reporting period, data was released indicating that the recessions in Germany and France concluded during the second quarter of 2009, while economic growth in the UK and Japan also resumed. In many instances, growth rates in emerging markets countries held up relatively better than their developed country counterparts. As a case in point, although growth moderated in China, it avoided falling into a recession.

The global equity markets continued to rally

The global equity markets, which started to rebound in March 2009, continued to move higher over the six-months ended December 31, 2009. The S&P 500 Index1 posted positive returns during five of the last six months of 2009, and gained 22.59% over the reporting period as a whole. The market's continued ascent was due to a variety of factors, including further improvements in the credit markets, signs that the economy was recovering, better-than-expected corporate profits and robust investor risk appetites.

The international equity markets also generated strong results during the reporting period. International developed stocks, as measured by the MSCI EAFE Index (net),2 returned 22.07% during the six months ended December 31, 2009. Emerging markets equities generated even better results, with the MSCI Emerging Markets Index3 gaining 31.42% over the same period. Rising commodity prices and an improving economic backdrop were two of the factors supporting emerging market equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2

The markets in review

Risk-taking is rewarded in the fixed income markets

The US bond market generated positive results during the reporting period. In sharp contrast to late 2008 and early 2009, when investors were drawn to the relative safety of short-term Treasuries, risk aversion continued to abate over the six months covered by this report. This change in investor sentiment was due to a number of factors, including economic conditions that transitioned from being "less negative" to showing signs of meaningful improvement. Against this backdrop, the US spread sectors (non-Treasuries) generated strong results during the reporting period.

Overall, during the six months ended December 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 3.95%. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated very strong results over the six-month reporting period. During that time, the Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 21.10%, while the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 11.89%.

4  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

3

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 19.00% (Class A shares returned 12.40% after the deduction of the maximum sales charge), while Class Y shares returned 19.05%. For purposes of comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 1.12% over the same time period, the MSCI World Free Index (net) returned 22.23% and the US Consumer Price Index (CPI) rose 0.12%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's strong performance was primarily due to asset allocation. Security selection and currency positioning were positive for the reporting period, as well.

Portfolio performance summary1

What worked

•  Asset allocation decisions were the largest generator of positive performance during the period.

  – A long position to equities made a strong positive contribution. With the worst of the financial crisis and economic downturn likely behind us, we witnessed a rebound in investor risk appetite, and equity prices advanced sharply during the period. The Fund was overweight to US, international and emerging markets equities, with our largest overweight in what we view to be the still-undervalued US market.

  – Within fixed income, a long position to investment grade corporate debt was also a positive contributor to performance. Credit spreads narrowed significantly with the increasing appeal of risky (non-Treasury) assets. In addition, credit crisis-related dysfunctions in the global credit markets had more or less disappeared by the end of December.

  Additionally, the Fund maintained a successful short exposure to government fixed income during the six-month period. Investors eschewed government bonds in particular, and yields in many sovereign bond markets rose during the period, leading to negative returns.

•  Security selection was positive across the board. Overall, security selection enhanced the Fund's results during the reporting period. The US fixed income portion of the Fund was the largest contributor to performance, mainly driven by a short position to interest rate swaps.2 Within the US Large Cap Growth portion of the Fund, security selection in the information technology, consumer discretionary and healthcare sectors was rewarded. However, an overweight in energy was a negative for results.

•  The Fund's currency strategy made a positive contribution to performance.

  – Currency performance was positive for the period, as a long position to the Swedish Krona and a short position to the euro continued to pay off throughout the period. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals. The euro suffered toward the end of the period as credit and fiscal concerns mounted in Greece and other peripheral euro zone countries.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

2  An interest rate swap is a derivative in which one party exchanges a stream of interest payments for another party's stream of cash flows.

4

UBS Dynamic Alpha Fund

  – The Fund maintained an anti-carry trade bias, in which we were short high-yielding currencies and long lower-yielding "safe haven" currencies.

  – After currency valuations returned to what we believed were normal levels, the Fund maintained a level of currency risk below its long-term average, because we did not see significant opportunities in currency markets. During the fourth quarter, however, our research indicated that currency valuations were becoming stretched once more. The Fund took several positions in order to capitalize on the opportunities.

What didn't work

•  A short position in Australian equities during the first part of the period detracted from performance, as that market rallied sharply. Additionally, security selection within the US Mid Cap Growth component lagged the benchmark during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	19.00%	27.42%	2.27%
Class B3	18.31	26.31	1.45
Class C4	18.36	26.36	1.46
Class Y5	19.05	27.33	2.57
After deducting maximum sales charge
Class A2	12.40%	20.32%	1.11%
Class B3	13.31	21.31	1.22
Class C4	17.36	25.36	1.46
Merrill Lynch US Treasury 1-5 Year Index[6]	1.12	0.23	4.49
MSCI World Free Index (net)[7]	22.23	29.99	2.52
US Consumer Price Index (CPI)[8]	0.12	2.72	2.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.34% and 1.34%; Class B—2.17% and 2.14%; Class C—2.11% and 2.11%; Class Y—1.04% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

6

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)*1

As of December 31, 2009

Percentage of net assets
Vodafone Group PLC	1.3%
Apple, Inc.	1.1
Allergan, Inc.	0.9
Nestle SA	0.9
GlaxoSmithKline PLC	0.9
BP PLC	0.8
Google, Inc., Class A	0.7
Royal Dutch Shell PLC, Class B	0.7
Covidien PLC	0.7
HSBC Holdings PLC	0.7
Total	8.7%

Country exposure, top five (unaudited)*1

As of December 31, 2009

Percentage of net assets
United States	29.8%
United Kingdom	11.5
Switzerland	3.2
Netherlands	2.7
France	1.8
Total	49.0%

Top ten fixed income holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Federal National Mortgage Association, 5.976%, due 10/09/19	0.4%
US Treasury Bonds, 4.793%, due 08/15/29	0.3
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 0.443%, due 03/15/22	0.2
State of California General Obligation Bonds, 7.300%, due 10/01/39	0.2
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	0.2
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.805%, due 08/10/45	0.2
Tennessee Valley Authority, 5.880%, due 04/01/36	0.2
Boise Cascade LLC, 7.125%, due 10/15/14	0.2
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.421%, due 11/25/35	0.2
Citigroup, Inc., 4.750%, due 05/31/17	0.2
Total	2.3%

*  Only long positions are considered.

1  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies were included.

7

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Common stocks

Aerospace & defense	1.11%
Air freight & logistics	1.17
Airlines	0.39
Auto components	0.38
Automobiles	0.32
Beverages	1.57
Biotechnology	0.84
Building products	0.79
Capital markets	1.22
Chemicals	1.89
Commercial banks	4.02
Commercial services & supplies	0.46
Communications equipment	1.59
Computers & peripherals	2.09
Construction & engineering	0.25
Construction materials	0.23
Consumer finance	0.16
Containers & packaging	0.07
Distributors	0.11
Diversified consumer services	0.44
Diversified financial services	1.09
Diversified telecommunication services	0.34
Electric utilities	1.31
Electrical equipment	0.62
Electronic equipment, instruments & components	0.53
Energy equipment & services	0.84
Food & staples retailing	0.95
Food products	2.16
Health care equipment & supplies	2.44
Health care providers & services	1.82
Hotels, restaurants & leisure	1.84
Household durables	0.74
Household products	1.04
Independent power producers & energy traders	0.07
Industrial conglomerates	0.24
Insurance	2.13
Internet & catalog retail	0.94
Internet software & services	0.90
IT services	1.89
Life sciences tools & services	0.31
Machinery	2.41
Media	1.88
Metals & mining	1.94
Multiline retail	0.48
Multi-utilities	1.03
Office electronics	0.13
Oil, gas & consumable fuels	4.94
Personal products	0.35
Pharmaceuticals	3.34
Professional services	0.46
Real estate investment trust (REIT)	0.10
Real estate management & development	0.29%
Road & rail	1.03
Semiconductors & semiconductor equipment	1.60
Software	3.33
Specialty retail	1.70
Textiles, apparel & luxury goods	0.28
Tobacco	0.12
Trading companies & distributors	0.79
Wireless telecommunication services	1.80
Total common stocks	69.30%

Bonds

Corporate bonds

Agriculture	0.05
Auto loans	0.04
Banks	0.11
Beverages	0.04
Chemicals	0.07
Commercial banks	0.20
Commercial services & supplies	0.05
Diversified financial services	0.71
Electric utilities	0.05
Food & staples retailing	0.06
Food products	0.04
Gaming	0.05
Health care providers & services	0.08
Household durables	0.04
Independent power producers & energy traders	0.20
Insurance	0.14
Iron/steel	0.17
Media	0.27
Metals & mining	0.16
Multi-utilities	0.04
Non-food & drug retailers	0.05
Oil, gas & consumable fuels	0.34
Paper & forest products	0.25
Pharmaceuticals	0.11
Pipelines	0.11
Retail	0.04
Sovereign	0.10
Telecommunications	0.20
Tobacco	0.05
Trading companies & distributors	0.08
Total corporate bonds	3.90%
Asset-backed securities	0.86
Collateralized debt obligations	1.35
Commercial mortgage-backed securities	1.38
Mortgage & agency debt securities	0.91
Municipal bonds	0.31
US government obligation	0.34
Total bonds	9.05%

8

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Investment companies

UBS Global Aggregate Bond Relationship Fund	5.59%
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.84
UBS U.S. Equity Alpha Relationship Fund	12.65
Total investment companies	21.08%
Options purchased	0.92
Investment of cash collateral from securities loaned	0.65
Total investments before investments sold short	101.00%

Investments sold short

Common stocks

Aerospace & defense	(0.57)
Air freight & logistics	(0.63)
Airlines	(0.25)
Beverages	(0.29)
Biotechnology	(0.11)
Capital markets	(0.25)
Commercial banks	(0.38)
Communications equipment	(0.23)
Computers & peripherals	(0.49)
Diversified financial services	(0.04)
Diversified telecommunication services	(0.26)
Electric utilities	(0.42)
Electrical equipment	(0.33)
Electronic equipment & instruments	(0.11)
Electronic equipment, instruments & components	(0.13)
Energy equipment & services	(0.13)
Food & staples retailing	(0.39)
Food products	(1.16)
Health care equipment & supplies	(0.64)%
Health care providers & services	(0.53)
Hotels, restaurants & leisure	(0.29)
Household products	(0.43)
Independent power producers & energy traders	(0.14)
Industrial conglomerates	(0.10)
Insurance	(0.45)
Internet & catalog retail	(0.06)
Internet software & services	(0.04)
IT services	(0.22)
Leisure equipment & products	(0.05)
Life sciences tools & services	(0.36)
Machinery	(1.02)
Media	(0.48)
Metals & mining	(0.15)
Multiline retail	(0.22)
Multi-utilities	(1.04)
Oil, gas & consumable fuels	(1.57)
Pharmaceuticals	(1.13)
Road & rail	(0.17)
Semiconductors & semiconductor equipment	(0.73)
Software	(1.00)
Specialty retail	(0.75)
Thrifts & mortgage finance	(0.09)
Trading companies & distributors	(0.37)
Water utilities	(0.23)
Total investments sold short	(18.43)%
Total investments, net of investments sold short	82.57
Cash and other assets, less liabilities	17.43
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

9

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 69.30%
Australia: 0.77%
AMP Ltd.	215,264	$1,296,468
BHP Billiton Ltd.	43,989	1,684,505
Incitec Pivot Ltd.	293,724	930,837
MacArthur Coal Ltd.[1]	36,981	368,699
National Australia Bank Ltd.	24,400	593,730
Total Australia common stocks		4,874,239
Belgium: 0.47%
Anheuser-Busch InBev NV	57,563	2,973,941
Bermuda: 0.09%
Seadrill Ltd.	22,100	559,802
Brazil: 0.22%
BM&F BOVESPA SA	44,000	305,793
Gafisa SA	39,000	632,338
Itau Unibanco Holding SA ADR	19,560	446,750
Total Brazil common stocks		1,384,881
Canada: 0.27%
Lundin Mining Corp.*	143,400	589,587
Research In Motion Ltd.*	8,400	567,336
Teck Resources Ltd., Class B*	16,100	566,814
Total Canada common stocks		1,723,737
Cayman Islands: 0.27%
Seagate Technology[2]	46,100	838,559
Subsea 7, Inc.*[1]	51,800	861,626
Total Cayman Islands common stocks		1,700,185
China: 0.70%
Belle International Holdings Ltd.	703,000	812,064
China Life Insurance Co., Ltd., H Shares,	235,000	1,149,933
China Resources Land Ltd.	124,000	279,130
China Zhongwang Holdings Ltd.*	40,000	31,911
Industrial & Commercial Bank of China, H Shares	393,000	322,518
Shangri-La Asia Ltd.	210,000	392,802
Shougang Concord International Enterprises Co., Ltd.*	720,000	178,538
Sino Land Co., Ltd.	166,000	320,473
Sun Hung Kai Properties Ltd.	21,000	311,607
Tencent Holdings Ltd.	29,600	637,951
Total China common stocks		4,436,927
Cyprus: 0.03%
Marfin Popular Bank Public Co., Ltd.	60,936	196,675

	Shares	Value
Denmark: 0.27%
FLSmidth & Co. A/S	7,978	$558,705
Jyske Bank A/S*	11,791	458,941
Novo Nordisk A/S, Class B	4,703	300,911
Vestas Wind Systems A/S*	5,966	365,043
Total Denmark common stocks		1,683,600
Finland: 0.51%
Nokia Oyj	148,202	1,902,593
Sampo Oyj, Class A	53,817	1,306,118
Total Finland common stocks		3,208,711
France: 1.75%
Alstom SA	5,107	354,827
AXA SA	21,526	509,095
BNP Paribas	41,362	3,264,025
Cie de Saint-Gobain	12,384	664,744
Compagnie Generale des Etablissements Michelin, Class B	7,350	563,785
Nexans SA	6,805	537,123
PPR	4,809	576,257
Remy Cointreau SA	7,989	405,039
Sanofi-Aventis SA	20,460	1,603,792
Soitec NPV*[1]	44,810	625,932
Societe Generale	15,805	1,093,587
Total SA ADR	3,400	217,736
Vallourec SA	3,728	678,070
Total France common stocks		11,094,012
Germany: 1.55%
Allianz SE	6,137	763,890
Daimler AG	19,898	1,063,091
Deutsche Post AG	123,888	2,383,756
E.ON AG	11,244	469,411
Fresenius Medical Care AG & Co. KGaA ADR	11,300	599,013
GEA Group AG	23,833	530,615
Henkel AG & Co KGaA, Preference shares	63,314	3,296,294
Sky Deutschland AG*[1]	120,011	389,170
United Internet AG*	21,811	288,439
Total Germany common stocks		9,783,679
Greece: 0.02%
National Bank of Greece SA*	4,349	110,895
Guernsey: 0.14%
Resolution Ltd.*	614,204	886,781
India: 0.12%
ICICI Bank Ltd. ADR	20,100	757,971

10

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Ireland: 0.97%
Accenture PLC, Class A2	8,600	$356,900
Covidien PLC[2]	90,300	4,324,467
CRH PLC	54,669	1,480,856
Total Ireland common stocks		6,162,223
Italy: 0.62%
ENI SpA	114,770	2,921,939
Intesa Sanpaolo SpA*	57,480	257,547
Saipem SpA	21,611	742,398
Total Italy common stocks		3,921,884
Japan: 1.60%
Advantest Corp.	41,100	1,067,831
Asahi Glass Co., Ltd.	73,000	683,852
Canon, Inc.	19,700	832,819
Fanuc Ltd.	6,700	623,002
Ibiden Co., Ltd.	6,700	238,613
JTEKT Corp.	33,500	428,095
Komatsu Ltd.	32,200	671,306
Mitsubishi Corp.	31,800	790,638
Mitsui Fudosan Co., Ltd.	30,000	503,784
Nomura Holdings, Inc.	118,000	869,609
Shin-Etsu Chemical Co., Ltd.	9,100	512,926
Sumco Corp.	29,300	515,360
Tokyu Land Corp.	124,000	455,183
Toshiba Corp.*	77,000	424,652
Toyoda Gosei Co., Ltd.	19,800	595,863
Toyota Motor Corp.	22,000	924,349
Total Japan common stocks		10,137,882
Luxembourg: 0.10%
ArcelorMittal	8,828	400,393
Evraz Group SA GDR*	8,150	226,745
Total Luxembourg common stocks		627,138
Netherlands: 2.09%
ASML Holding NV	15,859	539,412
ASML Holding NV, Class G	16,500	562,485
Heineken NV	55,310	2,620,782
Hunter Douglas NV	10,440	509,346
Koninklijke Philips Electronics NV	22,700	668,288
New World Resources NV, Class A	32,868	291,042
Ordina NV*	58,251	416,784
Qiagen NV*	20,500	457,560
Royal Dutch Shell PLC, Class B	153,408	4,470,327
STMicroelectronics NV1	64,921	582,681
TNT NV	53,799	1,646,725
Wolters Kluwer NV	21,038	461,115
Total Netherlands common stocks		13,226,547

	Shares	Value
Norway: 0.09%
Telenor ASA*	38,600	$541,432
Russia: 0.10%
Gazprom OAO ADR	26,673	664,893
Singapore: 0.05%
Golden Agri-Resources Ltd.*	797,000	286,960
South Korea: 0.10%
KB Financial Group, Inc. ADR	12,700	645,795
Spain: 0.92%
Banco Santander SA	207,215	3,404,520
Gestevision Telecinco SA1	32,804	478,817
Iberdrola SA1	27,134	258,301
Inditex SA	9,730	602,906
Telefonica SA	39,675	1,105,804
Total Spain common stocks		5,850,348
Sweden: 0.78%
Assa Abloy AB, Class B	152,506	2,920,357
Nordea Bank AB	197,569	2,001,426
Total Sweden common stocks		4,921,783
Switzerland: 3.18%
Alcon, Inc.	22,300	3,665,005
Credit Suisse Group AG	10,924	538,019
GAM Holding Ltd.	13,857	168,618
Givaudan SA	2,871	2,284,885
Nestle SA	111,906	5,436,707
Nobel Biocare Holding AG	46,207	1,546,449
Novartis AG	32,666	1,779,717
Roche Holding AG	10,395	1,804,178
Swatch Group AG	16,560	791,817
Xstrata PLC*	75,386	1,327,826
Zurich Financial Services AG	3,669	797,738
Total Switzerland common stocks		20,140,959
United Kingdom: 11.32%
3i Group PLC	69,214	312,887
Anglo American PLC*	73,381	3,175,843
Antofagasta PLC	44,109	699,389
Associated British Foods PLC	36,708	487,138
AstraZeneca PLC	22,521	1,058,196
Autonomy Corp. PLC*	24,687	601,918
Aviva PLC	42,209	267,321
BAE Systems PLC	49,125	283,099
Barclays PLC	341,656	1,505,567
BG Group PLC	56,875	1,018,505
BP PLC	510,904	4,941,043

11

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
British Airways PLC*[1]	202,585	$604,357
British Sky Broadcasting Group PLC	42,821	385,740
Cadbury PLC	36,941	475,364
Carnival PLC*	21,044	718,622
Cattles PLC*[3,4]	404,007	0
Centrica PLC	265,344	1,198,383
Daily Mail & General Trust (Non-voting), Class A	74,254	496,513
DSG International PLC*	1,216,075	715,592
Electrocomponents PLC	105,409	272,839
Ensco International PLC[2]	11,200	447,328
F&C Asset Management PLC	71,659	87,183
Firstgroup PLC	171,421	1,169,450
GlaxoSmithKline PLC	254,118	5,383,021
HMV Group PLC	273,373	409,586
Home Retail Group PLC	125,935	574,063
HSBC Holdings PLC	372,639	4,252,678
IMI PLC	45,725	382,638
ITV PLC*	126,957	107,188
John Wood Group PLC	41,285	203,943
Kingfisher PLC	202,791	743,368
Ladbrokes PLC	155,444	342,046
Leaf Clean Energy Co.*	185,401	202,135
Lloyds Banking Group PLC*	1,220,796	980,048
Logica PLC	267,256	490,165
Monitise PLC*	638,621	177,983
Northern Foods PLC	244,121	263,312
Pearson PLC	164,067	2,358,566
Premier Farnell PLC	130,420	359,324
Prudential PLC	365,032	3,718,602
Psion PLC	125,564	196,561
Reckitt Benckiser Group PLC	14,013	759,194
Reed Elsevier PLC	200,839	1,649,242
Regus PLC	217,223	320,068
Rio Tinto PLC	48,714	2,625,506
Royal Bank of Scotland Group PLC*	608,143	285,247
Sage Group PLC	944,257	3,352,364
Stagecoach Group PLC	382,143	1,045,637
Standard Chartered PLC	119,212	2,985,375
STV Group PLC*	63,794	53,082
Taylor Wimpey PLC*	1,036,815	650,161
Tomkins PLC	84,846	261,942
Tullow Oil PLC	30,544	636,962
Unilever PLC	85,151	2,725,613
Vodafone Group PLC	3,437,149	7,959,404
William Hill PLC	400,438	1,192,507
Wolseley PLC*	135,444	2,709,563
Yule Catto & Co. PLC*	123,468	301,435
Total United Kingdom common stocks		71,580,806

	Shares	Value
United States: 40.20%
ACE Ltd.*[2]	24,800	$1,249,920
Activision Blizzard, Inc.*	31,400	348,854
Adobe Systems, Inc.*	42,300	1,555,794
Aflac, Inc.[2]	22,000	1,017,500
Air Products & Chemicals, Inc.	5,800	470,148
Allergan, Inc.[2]	86,800	5,469,268
Amazon.com, Inc.*	26,400	3,551,328
American Electric Power Co., Inc.[2]	63,500	2,209,165
American Tower Corp., Class A*	47,100	2,035,191
Amphenol Corp., Class A	37,400	1,727,132
Anadarko Petroleum Corp.[2]	13,500	842,670
AOL, Inc.*[2]	573	13,333
Apple, Inc.*[2]	34,400	7,253,584
Arch Coal, Inc.[2]	34,200	760,950
Artio Global Investors, Inc.*	42,100	1,073,129
AT&T, Inc.[2]	17,800	498,934
Atmel Corp. *	305,800	1,409,738
Autodesk, Inc.*[2]	52,300	1,328,943
Avon Products, Inc.[2]	12,200	384,300
Baker Hughes, Inc.[2]	22,900	926,992
Bank of New York Mellon Corp.[2]	37,900	1,060,063
Baxter International, Inc.[2]	11,000	645,480
Becton Dickinson and Co.[2]	6,400	504,704
BioMarin Pharmaceutical, Inc.*	34,700	652,707
BlackRock, Inc.	6,400	1,486,080
BorgWarner, Inc.[2]	38,100	1,265,682
Broadcom Corp., Class A*[2]	52,100	1,638,545
Bucyrus International, Inc.	22,400	1,262,688
C.R. Bard, Inc.	19,500	1,519,050
Carnival Corp.*[2]	40,300	1,277,107
CBS Corp., Class B2	43,500	611,175
Central European Distribution Corp.*	48,000	1,363,680
Cephalon, Inc.*[2]	3,400	212,194
Cisco Systems, Inc.*	126,200	3,021,228
City National Corp.[2]	20,900	953,040
CME Group, Inc.	8,000	2,687,600
Coach, Inc.[2]	27,600	1,008,228
Coca-Cola Co.[2]	5,700	324,900
Cognizant Technology Solutions Corp., Class A*	48,600	2,201,580
Colgate-Palmolive Co.	18,600	1,527,990
Comcast Corp., Class A2	56,500	952,590
Concur Technologies, Inc.*	27,300	1,167,075
ConocoPhillips[2]	7,400	377,918
Constellation Brands, Inc., Class A*[2]	75,700	1,205,901
Continental Resources, Inc.*[1]	42,300	1,814,247
Crown Holdings, Inc.*[2]	17,400	445,092
Danaher Corp.[2]	28,300	2,128,160
DaVita, Inc.*[2]	33,600	1,973,664
Dean Foods Co.*[2]	58,200	1,049,928

12

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
DeVry, Inc.	24,000	$1,361,520
Dick's Sporting Goods, Inc.*	27,900	693,873
Digital Realty Trust, Inc., REIT	13,000	653,640
Discover Financial Services[2]	68,300	1,004,693
Dolby Laboratories, Inc., Class A*[2]	16,200	773,226
Dollar General Corp.*	18,800	421,684
Dr. Pepper Snapple Group, Inc.[2]	12,800	362,240
Dynegy, Inc., Class A*[2]	250,900	454,129
Ecolab, Inc.	24,700	1,101,126
EnergySolutions, Inc.	105,700	897,393
EOG Resources, Inc.[2]	25,700	2,500,610
Estee Lauder Cos., Inc., Class A2	30,700	1,484,652
Exelon Corp.[2]	65,400	3,196,098
Express Scripts, Inc.*	48,200	4,166,890
F5 Networks, Inc.*	7,600	402,648
FedEx Corp.[2]	40,400	3,371,380
Fidelity National Information Services, Inc.[2]	29,000	679,760
FirstEnergy Corp.[2]	16,500	766,425
Flowers Foods, Inc.	19,800	470,448
Fortune Brands, Inc.[2]	46,000	1,987,200
GameStop Corp., Class A*	31,200	684,528
General Dynamics Corp.[2]	46,800	3,190,356
General Electric Co.[2]	38,500	582,505
Genzyme Corp.*[2]	41,700	2,043,717
Gilead Sciences, Inc.*[2]	5,600	242,368
Google, Inc., Class A*	7,600	4,711,848
Henry Schein, Inc.*	12,000	631,200
Hess Corp.[2]	6,100	369,050
Hewlett-Packard Co.[2]	16,400	844,764
Home Depot, Inc.[2]	35,700	1,032,801
Illinois Tool Works, Inc.[2]	63,900	3,066,561
Immucor, Inc.*	39,500	799,480
IntercontinentalExchange, Inc.*	20,000	2,246,000
International Game Technology	116,300	2,182,951
Interpublic Group of Cos., Inc.*[2]	73,000	538,740
Intersil Corp., Class A2	56,900	872,846
Intuit, Inc.*[2]	65,300	2,005,363
JB Hunt Transport Services, Inc.[2]	17,700	571,179
Johnson & Johnson[2]	18,800	1,210,908
Joy Global, Inc.	8,900	459,151
JPMorgan Chase & Co.[2]	7,500	312,525
Kellogg Co.	29,600	1,574,720
Kimberly-Clark Corp.[2]	5,100	324,921
KLA-Tencor Corp.[2]	14,600	527,936
Kroger Co.[2]	64,400	1,322,132
L-3 Communications Holdings, Inc.[2]	7,900	686,905
LKQ Corp.*	36,400	713,076
Lowe's Cos., Inc.[2]	41,700	975,363
Marathon Oil Corp.[2]	14,600	455,812
Marvell Technology Group Ltd.*[2]	44,400	921,300
Masco Corp.[2]	49,500	683,595

	Shares	Value
MasterCard, Inc., Class A	14,200	$3,634,916
McDonald's Corp.	43,700	2,728,628
McKesson Corp.[2]	10,700	668,750
MDU Resources Group, Inc.[2]	62,800	1,482,080
Mead Johnson Nutrition Co., Class A2	6,500	284,050
Medco Health Solutions, Inc.*[2]	36,300	2,319,933
Medtronic, Inc.[2]	14,300	628,914
MEMC Electronic Materials, Inc.*[2]	20,000	272,400
Merck & Co., Inc.[2]	21,700	792,918
MICROS Systems, Inc.*	17,200	533,716
Microsoft Corp.[2]	73,300	2,234,917
Millipore Corp.*[2]	8,800	636,680
Monsanto Co.[2]	36,800	3,008,400
Monster Worldwide, Inc.*	68,700	1,195,380
Morgan Stanley[2]	19,700	583,120
MSC Industrial Direct Co., Class A	32,800	1,541,600
MSCI, Inc., Class A*	40,200	1,278,360
National Oilwell Varco, Inc.	9,900	436,491
National Semiconductor Corp.[2]	42,700	655,872
NetApp, Inc.*	48,700	1,674,793
NetFlix, Inc.*[1]	5,700	314,298
Newfield Exploration Co.*	25,700	1,239,511
NiSource, Inc.[2]	88,100	1,354,978
Noble Corp.[2]	11,400	463,980
Northrop Grumman Corp.[2]	28,500	1,591,725
Omnicom Group, Inc.[2]	34,500	1,350,675
Oracle Corp.	62,800	1,541,112
O'Reilly Automotive, Inc.*	33,600	1,280,832
PACCAR, Inc.[2]	52,900	1,918,683
Pall Corp.[2]	27,900	1,009,980
Parker Hannifin Corp.	21,300	1,147,644
Peabody Energy Corp.[2]	11,100	501,831
Pepco Holdings, Inc.[2]	82,500	1,390,125
PepsiCo, Inc.[2]	11,300	687,040
Pfizer, Inc.[2]	89,600	1,629,824
Philip Morris International, Inc.[2]	15,900	766,221
Praxair, Inc.	28,700	2,304,897
Priceline.com, Inc.*	7,000	1,529,500
Principal Financial Group, Inc.[2]	21,700	521,668
Procter & Gamble Co.[2]	11,500	697,245
Pulte Homes, Inc.*[2]	19,800	198,000
QUALCOMM, Inc.[2]	90,700	4,195,782
Quanta Services, Inc.*	48,800	1,016,992
Red Hat, Inc.*	8,300	256,470
Regal-Beloit Corp.	51,700	2,685,298
Ryder System, Inc.[2]	26,500	1,091,005
Salesforce.com, Inc.*	25,300	1,866,381
SBA Communications Corp., Class A*	23,700	809,592
Schlumberger Ltd.	9,600	624,864
Scotts Miracle-Gro Co., Class A	27,600	1,084,956
Sempra Energy[2]	44,900	2,513,502
Sherwin-Williams Co.	28,000	1,726,200

13

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares		Value
SolarWinds, Inc.*		33,100	$761,631
Solera Holdings, Inc.		44,300	1,595,243
Southwest Airlines Co.[2]		161,900	1,850,517
Southwestern Energy Co.*		79,900	3,851,180
Sprint Nextel Corp.*[2]		156,700	573,522
SPX Corp.		17,200	940,840
STEC, Inc.*[1]		48,300	789,222
Strayer Education, Inc.[1]		6,600	1,402,434
Suncor Energy, Inc.		27,000	953,370
Sunoco, Inc.[2]		17,300	451,530
SUPERVALU, Inc.[2]		18,200	231,322
Sysco Corp.[2]		120,900	3,377,946
Talecris Biotherapeutics Holdings Corp.*		98,720	2,198,494
Target Corp.[2]		41,300	1,997,681
TD Ameritrade Holding Corp.*		78,500	1,521,330
Teradata Corp.*		35,500	1,115,765
Tetra Tech, Inc.*		55,300	1,502,501
Thermo Fisher Scientific, Inc.*		18,700	891,803
Time Warner Cable, Inc.		35,802	1,481,845
Time Warner, Inc.[2]		6,300	183,582
TreeHouse Foods, Inc.*		21,600	839,376
Tupperware Brands Corp.[2]		16,600	773,062
Ultra Petroleum Corp.*[2]		36,000	1,794,960
Union Pacific Corp.		41,700	2,664,630
United Technologies Corp.		19,400	1,346,554
UnitedHealth Group, Inc.[2]		10,900	332,232
Urban Outfitters, Inc.*		34,100	1,193,159
Valero Energy Corp.[2]		15,300	256,275
Verisk Analytics, Inc., Class A*		56,300	1,704,764
Viacom, Inc., Class B*[2]		12,400	368,652
Visa, Inc., Class A		46,200	4,040,652
VMware, Inc., Class A*[2]		39,600	1,678,248
Wal-Mart Stores, Inc.		20,600	1,101,070
WellPoint, Inc.*[2]		13,300	775,257
Wells Fargo & Co.[2]		32,600	879,874
Williams Cos., Inc.[2]		12,300	259,284
WMS Industries, Inc.*		71,500	2,860,000
Zimmer Holdings, Inc.*		31,400	1,856,054
Total United States common stocks			254,297,995
Total common stocks (cost $355,027,608)			438,382,681
Bonds: 9.05%
Corporate bonds: 3.90%
Australia: 0.17%
	Face amount
Commonwealth Bank of Australia, 6.500%, due 07/14/14	AUD	250,000	222,181

	Face amount		Value
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	250,000	$225,751
Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19		$300,000	379,676
Wesfarmers Ltd., 8.250%, due 09/11/14	AUD	250,000	230,440
Total Australia corporate bonds			1,058,048
Bermuda: 0.08%
Noble Group Ltd., 6.750%, due 01/29/20[5]		$500,000	513,125
Canada: 0.15%
Citigroup Finance Canada, Inc., 6.750%, due 09/22/14	CAD	500,000	510,819
Shaw Communications, Inc., 5.650%, due 10/01/19		150,000	144,901
Teck Resources Ltd., 10.250%, due 05/15/16		$250,000	291,250
Total Canada corporate bonds			946,970
Cayman Islands: 0.06%
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	300,000	375,368
France: 0.04%
Credit Agricole SA, 6.637%, due 05/31/17[5,6,7]		$300,000	243,000
Luxembourg: 0.13%
ArcelorMittal, 9.000%, due 02/15/15		300,000	354,329
GAZ Capital SA, 6.580%, due 10/31/13	GBP	300,000	482,137
Total Luxembourg corporate bonds			836,466
United Kingdom: 0.25%
Anglo American Capital PLC, 9.375%, due 04/08/14[5]		$270,000	323,983
Barclays Bank PLC, 6.750%, due 05/22/19		175,000	195,201
Tesco PLC, 5.125%, due 04/10/47	EUR	300,000	377,692
Virgin Media Finance plc, 9.125%, due 08/15/16		$275,000	289,781
WPP PLC, 6.625%, due 05/12/16	EUR	240,000	372,278
Total United Kingdom corporate bonds			1,558,935

14

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
United States: 3.02%
Aetna, Inc., 6.625%, due 06/15/36		$270,000	$276,857
AK Steel Corp., 7.750%, due 06/15/12		250,000	252,500
Allied Waste North America, Inc., 6.875%, due 06/01/17		300,000	318,375
Altria Group, Inc., 9.250%, due 08/06/19		270,000	329,030
American General Finance Corp., 4.000%, due 03/15/11		600,000	542,467
Anheuser-Busch InBev Worldwide, Inc., 6.875%, due 11/15/19[5]		250,000	279,096
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16		600,000	670,500
Bank of America Corp., 5.750%, due 12/01/17		500,000	512,009
Biomet, Inc., 10.375%, due 10/15/17[8]		250,000	271,250
Boise Cascade LLC, 7.125%, due 10/15/14		1,390,000	1,252,738
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14		300,000	333,000
Chesapeake Energy Corp., 9.500%, due 02/15/15		250,000	274,375
Citigroup, Inc., 4.750%, due 05/31/17[6]	EUR	900,000	1,118,311
Comcast Corp., 7.050%, due 03/15/33		$300,000	327,550
ConocoPhillips Holding Co., 6.950%, due 04/15/29		300,000	340,063
DirecTV Financing Co., Inc., 7.625%, due 05/15/16		300,000	327,750
DISH DBS Corp., 6.625%, due 10/01/14		250,000	252,187
Ferrell Gas Partners-LP, 8.750%, due 06/15/12		250,000	253,125
FireKeepers Development Authority, 13.875%, due 05/01/15[5]		300,000	340,500
FirstEnergy Solutions Corp., 6.800%, due 08/15/39		280,000	282,799
Ford Motor Credit Co. LLC, 9.750%, due 09/15/10		250,000	257,962
9.875%, due 08/10/11		750,000	785,267
Fortune Brands, Inc., 5.375%, due 01/15/16		250,000	248,837
Frontier Communications Corp., 8.250%, due 05/01/14		250,000	260,625

	Face amount	Value
HSBC Finance Corp., 6.375%, due 11/27/12	$350,000	$381,162
Kinder Morgan Energy Partners LP, 9.000%, due 02/01/19	300,000	369,150
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	600,000	631,427
Momentive Performance Materials, Inc., 11.500%, due 12/01/16	530,000	469,050
Morgan Stanley, 6.250%, due 08/28/17	500,000	521,792
Nisource Finance Corp., 10.750%, due 03/15/16	250,000	308,046
NuStar Logistics LP, 7.650%, due 04/15/18	330,000	361,907
Pacific Bell Telephone Co., 6.625%, due 10/15/34	300,000	297,254
Plains All American Pipeline LP, 8.750%, due 05/01/19	275,000	324,251
Prudential Financial, Inc., 6.000%, due 12/01/17	300,000	309,512
Reynolds American, Inc., 6.750%, due 06/15/17	300,000	310,682
Ryerson, Inc., 12.000%, due 11/01/15	500,000	522,500
Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39[5]	200,000	206,748
Tennessee Valley Authority, 5.250%, due 09/15/39	600,000	594,513
5.880%, due 04/01/36	1,200,000	1,281,773
Time Warner Cable, Inc., 8.250%, due 04/01/19	250,000	297,774
Tyson Foods, Inc., 7.850%, due 04/01/16	250,000	256,250
Valero Energy Corp., 6.625%, due 06/15/37	450,000	422,249
Verizon Global Funding Corp., 7.750%, due 12/01/30	300,000	352,433
Wachovia Capital Trust III, 5.800%, due 03/15/11[6,7]	300,000	229,500
Wells Fargo Capital XIII, 7.700%, due 03/26/13[6,7]	300,000	291,000
Yankee Acquisition Corp., 8.500%, due 02/15/15	300,000	297,750
Total United States corporate bonds		19,143,896
Total corporate bonds (cost $23,633,535)		24,675,808

15

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount	Value
Asset-backed securities: 0.86%
Cayman Islands: 0.12%
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.614%, due 05/10/21[3,5,6,9]	$1,000,000	$734,700
United States: 0.74%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.431%, due 08/25/35[6]	110,664	97,596
Citibank Credit Card Issuance Trust, Series 2004-C1, Class C1, 0.883%, due 07/15/13[6]	300,000	288,835
Series 2008-C6, Class C6, 6.300%, due 06/20/14	200,000	206,483
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.281%, due 04/25/47[6]	74,868	72,611
Series 2005-7, Class 3AV3, 0.641%, due 11/25/35[6]	140,949	137,510
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.281%, due 11/25/36[6]	126,577	123,390
Home Equity Asset Trust, Series 2006-3, Class 2A3, 0.411%, due 07/25/36[6]	449,099	413,142
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.331%, due 03/25/37[6]	2,606,262	103,836
JP Morgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2, 0.281%, due 07/25/36[6]	16,924	16,522
MBNA Credit Card Master Note Trust, Series 2006-B1, Class B1, 0.453%, due 07/15/15[6]	275,000	253,468
Series 2004-B1, Class B1, 4.450%, due 08/15/16	325,000	309,465
Series 2002-C1, Class C1, 6.800%, due 07/15/14	550,000	564,232
MBNA Master Credit Card Trust, Series 2000-H, Class C, 1.433%, due 01/15/13[5,6]	325,000	321,900
Series 2001-B, Class C, 7.250%, due 08/15/13[5]	300,000	308,446

	Face amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 7.356%, due 06/25/35[3,5,6,9]	$113,122	$1,131
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.271%, due 09/25/36[6]	7,301	7,242
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.401%, due 08/25/36[6]	1,391,621	199,909
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A1, 0.321%, due 01/25/37[6]	33,672	31,974
Renaissance Home Equity Loan Trust, Series 2006-4, Class AV1, 0.301%, due 01/25/37[6]	224,920	218,235
Series 2005-3, Class AF3, 4.814%, due 11/25/35[10]	65,056	61,991
Residential Asset Securities Corp., Series 2006-KS2, Class A3, 0.421%, due 03/25/36[6]	465,792	406,393
Series 2005-KS11, Class AI3, 0.431%, due 12/25/35[6]	63,907	59,082
SACO I Trust, Series 2006-3, Class A1, 0.411%, due 04/25/36[6]	2,177,912	364,042
Saxon Asset Securities Trust, Series 2005-3, Class A2C, 0.511%, due 11/25/35[6]	81,710	80,421
Soundview Home Equity Loan Trust, Series 2006-OPT3, Class 2A2, 0.341%, due 06/25/36[6]	26,555	25,719
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A2, 0.271%, due 09/25/36[6]	46,327	45,960
Total United States asset-backed securities		4,719,535
Total asset-backed securities (cost $9,338,551)		5,454,235
Collateralized debt obligations: 1.35%
Cayman Islands: 0.42%
Avenue CLO Fund Ltd., Series 2007-5I, Class SUB, due 04/25/19[3,11]	2,200,000	88,000
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21[3,5,9,11]	1,500,000	360,000

16

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20[3,5,9,11]		$2,000,000	$660,000
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19[3,5,9,11]		2,750,000	825,000
FM Leveraged Capital Fund II, due 11/20/20[3,5,6,9,11]		5,300,000	371,000
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19[3,5,9,11]		1,200,000	264,000
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[3,5,9]		8,000,000	79,375
Total Cayman Islands collateralized debt obligations			2,647,375
Ireland: 0.09%
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23[3,5,9,11]	EUR	2,000,000	516,078
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22[3,6,11]		4,500,000	64,510
Total Ireland collateralized debt obligations			580,588
Luxembourg: 0.01%
Ashwell Rated SA, due 12/22/77[3,4,5,6,9,11]	GBP	1,950,000	32
Series II due 12/22/77[3,4,5,6,9,11]		1,400,000	22,613
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22[3,5,6,9,11]	EUR	2,400,000	34,405
Total Luxembourg collateralized debt obligations			57,050
Netherlands: 0.54%
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24[3,5,6,9]	EUR	1,400,000	280,976
Cadogan Square CLO BV, Series 3A, Class M, 8.720%, due 01/17/23[3,5,6,9]		2,000,000	229,368
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23[3,5,9]		3,250,000	465,903
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22[3,5,9,12]		3,000,000	344,052
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22[3,5,9,11,12]		3,000,000	430,065

	Face amount		Value
Prospero CLO I BV, Series I-A, Class A2, 0.778%, due 03/20/17[3,5,6,9]	EUR	1,000,000	$758,400
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23[3,5,9,11,12]		1,900,000	599,224
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23[3,5,6,9]		2,000,000	286,710
Total Netherlands collateralized debt obligations			3,394,698
United States: 0.29%
Cent CDO Ltd., Series 2006-12A, Class INC, due 11/18/20[3,11,12]		$2,000,000	660,000
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22[3,5,9,11]		2,400,000	720,000
Shasta CLO I Ltd., due 04/20/21[3,5,6,9,11]		6,000,000	480,000
Total United States collateralized debt obligations			1,860,000
Total collateralized debt obligations (cost $72,470,630)			8,539,711
Commercial mortgage-backed securities: 1.38%
United States: 1.38%
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.128%, due 07/10/42		309,835	309,944
Series 2006-6, Class A2, 5.309%, due 10/10/45		325,000	326,419
Series 2006-6, Class A4, 5.356%, due 10/10/45		800,000	717,181
Series 2007-3, Class A2, 5.658%, due 06/10/49[6]		600,000	610,468
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 0.443%, due 03/15/22[5,6]		1,595,860	1,382,130
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, due 10/15/49		500,000	464,317
Series 2007-C6, Class AM, 5.700%, due 12/10/49[6]		650,000	468,555
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4, 5.363%, due 01/15/46[6]		550,000	525,727
Series 2006-CD3, Class A2, 5.560%, due 10/15/48		400,000	408,598

17

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount	Value
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, due 03/10/39	$700,000	$709,134
Series 2007-GG9, Class AM, 5.475%, due 03/10/39	1,200,000	895,305
GS Mortgage Securities Corp. II, Series 2007-GKK1, Class A1, 5.580%, due 12/20/49[3,5,6,9]	475,000	137,824
Series 2007-GG10, Class A4, 5.805%, due 08/10/45[6]	1,500,000	1,287,967
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, due 01/15/45[6]	600,000	476,062
Total commercial mortgage-backed securities (cost $8,106,773)		8,719,631
Mortgage & agency debt securities: 0.91%
United States: 0.91%
Adjustable Rate Mortgage Trust, Series 2005-4, Class CB4, 4.828%, due 08/25/35[5,6]	895,103	2,238
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.421%, due 11/25/35[6]	2,883,520	1,198,132
Banc of America Alternative Loan Trust, Series 2006-9, Class B2, 6.250%, due 01/25/37	853,807	7,940
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AV2, 0.471%, due 08/25/35[6]	72,879	67,885
Countrywide Alternative Loan Trust, Series 2006-45T1, Class M1, 6.000%, due 02/25/37	636,108	17,824
Series 2006-26CB, Class M1, 6.500%, due 09/25/36	1,213,240	19,993
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.722%, due 05/25/36[6]	677,995	13,560
Series 2006-7, Class B1, 6.083%, due 08/25/36[6]	686,303	5,147
Federal Home Loan Bank of Chicago,† 5.625%, due 06/13/16	1,300,000	1,310,653
Federal National Mortgage Association,† 5.976%, due 10/09/19[12]	4,700,000	2,552,100

	Face amount	Value
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 6.142%, due 06/25/36[6]	$960,232	$53,582
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.473%, due 06/19/35[6]	270,716	155,991
Residential Accredit Loans, Inc., Series 2006-QS5, Class M1, 6.000%, due 05/25/36	555,513	3,405
Residential Funding Mortgage Securities I, Series 2006-SA4, Class M1, 6.103%, due 11/25/36[6]	391,016	489
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 4.484%, due 04/25/35[6]	1,684,272	71,581
Series 2007-1, Class B1II, 6.218%, due 02/25/37[6]	1,981,514	25,165
Series 2006-7, Class B1II, 6.360%, due 08/25/36[6]	1,393,883	114,826
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3B1, 5.673%, due 12/25/36[6]	1,297,334	45,913
Wells Fargo Mortgage Backed Securities Trust, Series 2006-18, Class B1, 6.000%, due 12/26/36	1,265,398	77,835
Series 2006-AR12, Class 2B1, 6.100%, due 09/25/36[6]	372,686	3,727
Total mortgage & agency debt securities (cost $8,662,809)		5,747,986
Municipal bonds: 0.31%
United States: 0.31%
State of California General Obligation Bonds, 7.300%, due 10/01/39	1,425,000	1,346,739
7.550%, due 04/01/39	600,000	589,488
Total municipal bonds (cost $1,976,343)		1,936,227
US government obligation: 0.34%
United States: 0.34%
US Treasury Bonds, PO, 4.793%, due 08/15/29[12] (cost $2,171,355)	5,500,000	2,135,045
Total bonds (cost $126,359,996)		57,208,643

18

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Investment companies: 21.08%
UBS Global Aggregate Bond Relationship Fund*[13]	3,500,000	$35,381,150
UBS Opportunistic Emerging Markets Debt Relationship Fund*[13]	1,294,694	17,971,779
UBS U.S. Equity Alpha Relationship Fund*[13]	7,735,887	80,020,016
Total investment companies (cost $114,465,354)		133,372,945
Options purchased: 0.92%
Call options: 0.33%
	Number of contracts
10 Year US Treasury Notes, strike @ USD 115.00, expires January 2010*	102	105,187
2 Year Euro-Dollar Mid Curve, strike @ USD 96.88, expires March 2010*	510	286,875
30 Day Fed Fund Futures, strike @ USD 99.56, expires February 2010*	300	350,028
30 Year US Treasury Bond, strike @ USD 120.00, expires January 2010*	68	8,500
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires January 2010*	680	259,250
90 Day Euro-Dollar Futures, strike @ USD 99.00, expires March 2010*	300	489,375
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires March 2010*	220	97,625
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires June 2010*	1,260	307,125
90 Day Euro-Dollar Futures, strike @ USD 99.75, expires June 2010*	1,260	15,750
3 Month Sterling Futures, strike @ GBP 99.25, expires March 2010*	600	169,596
3 Month Sterling Futures, strike @ GBP 99.50, expires March 2010*	600	12,114
Put options: 0.59%
10 Year US Treasury Notes, strike @ USD 115.00, expires January 2010*	102	58,969

	Number of contracts	Value
10 Year US Treasury Notes, strike @ USD 112.50, expires February 2010*	600	$168,750
10 Year US Treasury Notes, strike @ USD 117.50, expires February 2010*	600	1,453,125
2 Year Euro-Dollar Mid Curve, strike @ USD 96.88, expires March 2010*	510	452,625
2 Year US Treasury Notes, strike @ USD 107.25, expires January 2010*	340	15,938
2 Year US Treasury Notes, strike @ USD 108.25, expires January 2010*	340	180,625
2 Year US Treasury Notes, strike @ USD 109.00, expires February 2010*	270	485,156
30 Day Fed Fund Futures, strike @ USD 99.69, expires March 2010*	204	12,751
5 Year US Treasury Notes, strike @ USD 114.50, expires January 2010*	340	207,188
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires January 2010*	680	12,750
90 Day Euro-Dollar Futures, strike @ USD 99.13, expires March 2010*	111	2,775
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires March 2011*	161	64,400
90 Day Euro-Dollar Futures, strike @ USD 95.00, expires June 2011*	144	61,200
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires September 2011*	528	547,800
Total options purchased (cost $4,292,452)		5,825,477
Investment of cash collateral from securities loaned: 0.65%
	Shares
UBS Private Money Market Fund LLC, 0.134%[13,14] (cost $4,099,446)	4,099,446	4,099,446
Total investments before investments sold short: 101.00% (cost $604,244,856)		638,889,192

19

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Investments sold short: (18.43)%
Common stocks: (18.43)%
Ireland: (0.08)%
Ingersoll-Rand PLC	(13,300)	$(475,342)
United States: (18.35)%
3M Co.	(8,000)	(661,360)
Adobe Systems, Inc.	(28,900)	(1,062,942)
Advanced Micro Devices, Inc.	(114,200)	(1,105,456)
Akamai Technologies, Inc.	(9,800)	(248,234)
Alliant Energy Corp.	(72,100)	(2,181,746)
Altera Corp.	(45,900)	(1,038,717)
Amedisys, Inc.	(12,000)	(582,720)
American Water Works Co., Inc.	(36,200)	(811,242)
Aqua America, Inc.	(34,900)	(611,099)
Archer-Daniels-Midland Co. NPV	(16,500)	(516,615)
AutoZone, Inc.	(1,800)	(284,526)
Beckman Coulter, Inc.	(4,800)	(314,112)
Best Buy Co., Inc.	(30,200)	(1,191,692)
BMC Software, Inc.	(69,100)	(2,770,910)
Boston Scientific Corp.	(95,300)	(857,700)
Bristol-Myers Squibb Co.	(45,000)	(1,136,250)
Brown-Forman Corp., Class B	(27,500)	(1,473,175)
Bucyrus International, Inc.	(6,700)	(377,679)
Bunge Ltd.	(5,000)	(319,150)
C.H. Robinson Worldwide, Inc.	(36,000)	(2,114,280)
Calpine Corp.	(35,000)	(385,000)
Campbell Soup Co.	(23,100)	(780,780)
Cardinal Health, Inc.	(20,500)	(660,920)
CareFusion Corp.	(28,200)	(705,282)
Caterpillar, Inc.	(18,300)	(1,042,917)
Celgene Corp.	(11,900)	(662,592)
CenterPoint Energy, Inc.	(22,600)	(327,926)
CenturyTel, Inc.	(12,600)	(456,246)
Charles River Laboratories International, Inc.	(28,600)	(963,534)
Charles Schwab Corp.	(28,800)	(542,016)
Chesapeake Energy Corp.	(21,200)	(548,656)
Chevron Corp.	(10,200)	(785,298)
Chubb Corp.	(7,100)	(349,178)
Cisco Systems, Inc.	(34,000)	(813,960)
Clorox Co.	(22,200)	(1,354,200)
CME Group, Inc.	(700)	(235,165)
Coca-Cola Enterprises, Inc.	(17,900)	(379,480)
Cognizant Technology Solutions Corp., Class A	(9,300)	(421,290)
Colgate-Palmolive Co.	(17,200)	(1,412,980)
Computer Sciences Corp.	(5,300)	(304,909)
Compuware Corp.	(31,400)	(227,022)
CONSOL Energy, Inc.	(11,700)	(582,660)
Consolidated Edison, Inc.	(38,100)	(1,730,883)
Continental Airlines, Inc., Class B	(39,100)	(700,672)

	Shares	Value
Corning, Inc.	(42,300)	$(816,813)
Covance, Inc.	(13,700)	(747,609)
CSX Corp.	(10,900)	(528,541)
Cummins, Inc.	(34,700)	(1,591,342)
Deere & Co.	(7,500)	(405,675)
Delta Air Lines, Inc.	(76,800)	(873,984)
Devon Energy Corp.	(23,000)	(1,690,500)
DISH Network Corp., Class A	(37,686)	(782,738)
Dollar Tree, Inc.	(8,200)	(396,060)
DreamWorks Animation SKG, Inc., Class A	(16,500)	(659,175)
Duke Energy Corp.	(23,400)	(402,714)
Eli Lilly & Co.	(50,100)	(1,789,071)
EMC Corp.	(67,100)	(1,172,237)
Emerson Electric Co.	(24,900)	(1,060,740)
EQT Corp.	(42,300)	(1,857,816)
Expeditors International Washington, Inc.	(54,400)	(1,889,312)
Express Scripts, Inc.	(9,200)	(795,340)
Exxon Mobil Corp.	(14,900)	(1,016,031)
Flextronics International Ltd.	(36,700)	(268,277)
Flowers Foods, Inc.	(32,500)	(772,200)
Forest Laboratories, Inc.	(68,600)	(2,202,746)
Freeport-McMoRan Copper & Gold, Inc.	(5,800)	(465,682)
Gap, Inc.	(70,700)	(1,481,165)
General Mills, Inc.	(24,900)	(1,763,169)
Genoptix, Inc.	(32,700)	(1,161,831)
Goldman Sachs Group, Inc.	(5,100)	(861,084)
Goodrich Corp.	(25,400)	(1,631,950)
Hasbro, Inc.	(8,900)	(285,334)
Hershey Co.	(30,900)	(1,105,911)
Honeywell International, Inc.	(16,500)	(646,800)
Hormell Foods Corp.	(11,500)	(442,175)
Hospira, Inc.	(9,800)	(499,800)
Hudson City Bancorp, Inc.	(28,700)	(394,051)
Integrys Energy Group, Inc.	(5,800)	(243,542)
Intel Corp.	(40,800)	(832,320)
International Business Machines Corp.	(5,100)	(667,590)
Intuitive Surgical, Inc.	(2,800)	(849,296)
ITT Corp.	(26,400)	(1,313,136)
Jabil Circuit, Inc.	(26,000)	(451,620)
Joy Global, Inc.	(11,600)	(598,444)
Kellogg Co.	(24,400)	(1,298,080)
Kohl's Corp.	(18,500)	(997,705)
Lamar Advertising Co., Class A	(47,300)	(1,470,557)
Linear Technology Corp.	(12,800)	(390,912)
McAfee, Inc.	(9,900)	(401,643)
McDonald's Corp.	(18,300)	(1,142,652)
MetLife, Inc.	(8,400)	(296,940)
Microchip Technology, Inc.	(14,100)	(409,746)

20

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Micron Technology, Inc.	(26,200)	$(276,672)
Motorola, Inc.	(30,300)	(235,128)
Mylan, Inc.	(26,600)	(490,238)
NetFlix, Inc.	(6,700)	(369,438)
Northern Trust Corp.	(2,500)	(131,000)
Novell, Inc.	(130,300)	(540,745)
NSTAR	(41,300)	(1,519,840)
Occidental Petroleum Corp.	(16,600)	(1,350,410)
O'Reilly Automotive, Inc.	(7,300)	(278,276)
Parker Hannifin Corp.	(18,300)	(986,004)
Paychex, Inc.	(9,100)	(278,824)
People's United Financial, Inc.	(12,300)	(205,410)
Pioneer Natural Resources Co.	(11,900)	(573,223)
PNC Financial Services Group, Inc.	(17,000)	(897,430)
Prudential Financial, Inc.	(20,800)	(1,035,008)
Public Service Enterprise Group, Inc.	(17,400)	(578,550)
QLogic Corp.	(39,700)	(749,139)
Quest Diagnostics, Inc.	(3,500)	(211,330)
Quicksilver Resources, Inc.	(65,200)	(978,652)
Qwest Communications International, Inc.	(82,500)	(347,325)
Red Hat, Inc.	(13,000)	(401,700)
Regions Financial Corp.	(109,400)	(578,726)
Rockwell Automation, Inc.	(21,600)	(1,014,768)
RRI Energy, Inc.	(91,400)	(522,808)
Schlumberger Ltd.	(12,400)	(807,116)
Sherwin-Williams Co.	(4,800)	(295,920)
Southern Co.	(44,100)	(1,469,412)
Spectra Energy Corp.	(32,100)	(658,371)
Stanley Works	(18,000)	(927,180)
Stryker Corp.	(16,900)	(851,253)
Synopsys, Inc.	(12,700)	(282,956)

	Shares	Value
Tellabs, Inc.	(69,800)	$(396,464)
Texas Instruments, Inc.	(22,200)	(578,532)
Thermo Fisher Scientific, Inc.	(12,100)	(577,049)
Tiffany & Co.	(20,300)	(872,900)
TJX Cos., Inc.	(8,200)	(299,710)
Travelers Cos., Inc.	(22,200)	(1,106,892)
Tyson Foods, Inc., Class A	(23,900)	(293,253)
Union Pacific Corp.	(9,000)	(575,100)
US Bancorp	(41,500)	(934,165)
Verizon Communications, Inc.	(25,000)	(828,250)
Visa, Inc., Class A	(4,300)	(376,078)
Vulcan Materials Co.	(9,500)	(500,365)
Walgreen Co.	(51,400)	(1,887,408)
Walt Disney Co.	(5,900)	(190,275)
Watson Pharmaceuticals, Inc.	(38,800)	(1,536,868)
Western Digital Corp.	(4,700)	(207,505)
Western Union Co.	(45,700)	(861,445)
Whole Foods Market, Inc.	(20,600)	(565,470)
WW Grainger, Inc.	(24,000)	(2,323,920)
Xcel Energy, Inc.	(37,700)	(799,994)
Yum! Brands, Inc.	(20,000)	(699,400)
Total United States common stocks		(116,109,122)
Total investments sold short (proceeds $95,838,439)		(116,584,464)
Total investments, net of investments sold short: 82.57%		522,304,728
Cash and other assets, less liabilities: 17.43%		110,290,166
Net assets: 100.00%		$632,594,894

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $604,244,856; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$114,868,870
Gross unrealized depreciation	(80,224,534)
Net unrealized appreciation of investments	$34,644,336

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, was on loan at December 31, 2009.

2  All or a portion of these securities have been delivered to cover open short positions.

3  Security is illiquid. At December 31, 2009, the value of these securities amounted to $9,413,366 or 1.49% of net assets.

4  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2009, the value of these securities amounted to $22,645 or 0.00% of net assets.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $12,522,022 or 1.98% of net assets.

21

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

6  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

7  Perpetual bond security. The maturity date reflects the next call date.

8  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

9  These securities, which represent 1.36% of net assets as of December 31, 2009, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
Ares Euro CLO BV, Series 2007-1A, Class G1 13.138%, due 05/12/24	03/26/07	$1,400,000	0.22%	$280,976	0.04%
Ashwell Rated SA, due 12/22/77	07/28/08	1,835,535	0.29	32	0.00	[a]
Series II, due 12/22/77	01/29/07	1,290,100	0.20	22,613	0.00	[a]
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	2,000,000	0.32	516,078	0.08
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21	02/02/07	1,439,933	0.23	360,000	0.06
Cadogan Square CLO BV, Series 3A, Class M, 8.720%, due 01/17/23	12/01/06	1,918,486	0.30	229,368	0.04
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20	11/01/06	1,921,563	0.30	660,000	0.10
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.614%, due 05/10/21	09/30/09	697,465	0.11	734,700	0.12
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19	11/03/06	2,520,809	0.40	825,000	0.13
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	0.84	371,000	0.06
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	3,217,500	0.51	465,903	0.07
GS Mortgage Securities Corp. II, Series 2007-GKK1, Class A1, 5.580%, due 12/20/49	05/02/08	259,991	0.04	137,824	0.02
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	2,400,000	0.38	34,405	0.01
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	2,878,863	0.46	344,052	0.05
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,143,999	0.18	264,000	0.04
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22	11/28/06	2,926,943	0.46	430,065	0.07

22

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	$8,135,481	1.29%	$79,375	0.01%
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 7.356%, due 06/25/35	06/13/08	8,376	0.00 [a]	1,131	0.00 [a]
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22	02/26/07	2,400,000	0.38	720,000	0.11
Prospero CLO I BV, Series I-A, Class A2, 0.778%, due 03/20/17	10/29/09	764,297	0.12	758,400	0.12
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23	12/12/06	1,900,000	0.30	599,224	0.10
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23	09/25/06	2,000,000	0.32	286,710	0.05
Shasta CLO I Ltd., due 04/20/21	12/20/06	5,839,324	0.92	480,000	0.08
		$54,198,665	8.57%	$8,600,856	1.36%

a  Amount represents less than 0.005%.

10  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

11  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

12  Rate shown reflects annualized yield at December 31, 2009 on zero coupon bond.

13  Investment in affiliated investment company.

14  The rate shown reflects the yield at December 31, 2009.

ABS  Asset-backed securities

ADR  American depositary receipt

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

GDR  Global depositary receipt

GS  Goldman Sachs

GSR  Goldman Sachs Residential

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

23

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	38,290,000	USD	34,826,955	03/02/10	$626,455
Canadian Dollar	15,570,000	USD	14,625,191	03/02/10	(262,221)
Euro	330,000	USD	469,644	03/02/10	(3,398)
Euro	116,435,000	USD	173,820,841	03/02/10	6,915,539
Great Britain Pound	53,715,000	USD	88,731,291	03/02/10	1,995,531
Hong Kong Dollar	32,510,000	USD	4,197,298	03/02/10	2,675
Japanese Yen	926,700,000	USD	10,451,347	03/02/10	498,541
New Zealand Dollar	54,695,000	USD	39,462,443	03/02/10	(90,247)
Swiss Franc	41,740,000	USD	41,271,976	03/02/10	910,846
United States Dollar	646,695	CAD	680,000	03/02/10	3,494
United States Dollar	2,876,804	GBP	1,760,000	03/02/10	(34,862)
United States Dollar	13,984,671	KRW	16,239,000,000	03/02/10	(62,846)
United States Dollar	27,541,810	MXN	360,660,000	03/02/10	(151,663)
United States Dollar	19,867,032	MYR	67,385,000	03/02/10	(232,019)
United States Dollar	10,603,000	NOK	59,710,000	03/02/10	(315,726)
United States Dollar	42,674,185	SEK	295,140,000	03/02/10	(1,410,349)
United States Dollar	20,172,090	TWD	644,700,000	03/02/10	308,924
United States Dollar	13,308,702	ZAR	101,580,000	03/02/10	310,912
Net unrealized appreciation on forward foreign currency contracts					$9,009,586

Currency type abbreviations:

CAD  Canadian Dollar

GBP  Great Britain Pound

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 120 contracts (USD)	March 2010	$13,989,705	$13,845,000	$(144,705)
2 Year US Treasury Notes, 291 contracts (USD)	March 2010	63,353,429	62,933,297	(420,132)
10 Year US Treasury Notes, 427 contracts (USD)	March 2010	51,039,517	49,298,484	(1,741,033)
US Treasury futures sell contracts:
3 Year US Treasury Notes, 192 contracts (USD)	March 2010	(43,335,322)	(42,804,000)	531,322
US Long Bond, 50 contracts (USD)	March 2010	(5,893,671)	(5,768,750)	124,921
2 Year US Treasury Notes, 223 contracts (USD)	March 2010	(48,548,614)	(48,227,234)	321,380
5 Year US Treasury Notes, 954 contracts (USD)	March 2010	(110,862,158)	(109,121,203)	1,740,955
10 Year US Treasury Notes, 450 contracts (USD)	March 2010	(52,241,240)	(51,953,906)	287,334
Index futures buy contracts:
Dow Jones EURO STOXX 50 Index, 485 contracts (EUR)	March 2010	19,980,227	20,545,476	565,249
FTSE MIB Index, 4 contracts (EUR)	March 2010	654,719	672,604	17,885
Hang Seng Stock Index, 102 contracts (HKD)	January 2010	14,012,867	14,276,030	263,163
MSCI Singapore Index, 12 contracts (SGD)	January 2010	583,336	604,692	21,356
MSCI Taiwan Index, 486 contracts (USD)	January 2010	13,868,496	14,277,576	409,080

24

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
NIKKEI 225 Index, 194 contracts (JPY)	March 2010	$21,047,395	$21,987,764	$940,369
S&P 500 Index, 114 contracts (USD)	March 2010	31,270,599	31,654,950	384,351
S&P Toronto Stock Exchange 60 Index, 65 contracts (CAD)	March 2010	8,367,755	8,586,700	218,945
SPI 200 Index, 33 contracts (AUD)	March 2010	3,435,618	3,585,394	149,776
Index futures sell contracts:
Amsterdam Exchange Index, 42 contracts (EUR)	January 2010	(3,873,913)	(4,009,551)	(135,638)
CAC 40 Euro Index, 173 contracts (EUR)	January 2010	(9,451,552)	(9,706,300)	(254,748)
DAX Index, 41 contracts (EUR)	March 2010	(8,654,865)	(8,733,287)	(78,422)
FTSE 100 Index, 415 contracts (GBP)	March 2010	(35,125,683)	(35,680,521)	(554,838)
IBEX 35 Index, 13 contracts (EUR)	January 2010	(2,194,519)	(2,210,218)	(15,699)
OMXS 30 Index , 24 contracts (SEK)	January 2010	(318,683)	(318,242)	441
S&P MidCap 400 Index, 937 contracts (USD)	March 2010	(65,489,657)	(67,923,130)	(2,433,473)
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 390 contracts (USD)	March 2014	93,016,469	92,868,750	(147,719)
Euro-Bund, 504 contracts (EUR)	March 2010	88,976,484	87,560,890	(1,415,594)
Interest rate futures sell contracts:
90 Day Euro-Dollar Futures, 340 contracts (USD)	March 2010	(84,658,810)	(84,698,250)	(39,440)
90 Day Euro-Dollar Futures, 158 contracts (USD)	March 2011	(38,504,047)	(38,737,650)	(233,603)
90 Day Euro-Dollar Futures, 302 contracts (USD)	March 2012	(72,943,018)	(73,042,475)	(99,457)
Japanese 10 Year Bond, 82 contracts (JPY)	March 2010	(122,546,113)	(122,997,799)	(451,686)
Net unrealized depreciation on futures contracts				$(2,189,660)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Options written

UBS Dynamic Alpha Fund had the following open options written as of December 31, 2009:

	Expiration dates	Premiums received	Value
Call options
1 Year Euro-Dollar Mid Curve, 510 contracts, strike @ USD 98.00	March 2010	$464,365	$388,875
10 Year US Treasury Notes, 119 contracts, strike @ USD 118.50	January 2010	10,903	7,438
10 Year US Treasury Notes, 68 contracts, strike @ USD 115.00	February 2010	88,041	96,688
30 Day Fed Fund Futures, 300 contracts, strike @ USD 99.75	February 2010	93,105	125,010
30 Day Fed Fund Futures, 120 contracts, strike @ USD 99.81	March 2010	7,239	18,752
90 Day Euro-Dollar Futures, 2,520 contracts, strike @ USD 99.63	June 2010	139,680	252,000
3 Month Sterling Interest Rate Futures, 1,200 contracts, strike @ GBP 99.38	March 2010	146,038	127,197
Put options
1 Year Euro-Dollar Mid Curve, 510 contracts, strike @ USD 98.00	March 2010	400,415	299,625
10 Year US Treasury Notes, 68 contracts, strike @ USD 115.00	February 2010	72,102	65,875
10 Year US Treasury Notes, 600 contracts, strike @ USD 115.50	February 2010	251,832	712,500
10 Year US Treasury Notes, 600 contracts, strike @ USD 114.00	February 2010	120,552	365,625
2 Year US Treasury Notes, 680 contracts, strike @ USD 107.75	January 2010	104,734	138,125
2 Year US Treasury Notes, 270 contracts, strike @ USD 108.00	February 2010	55,367	147,656
30 Day Fed Fund Futures, 300 contracts, strike @ USD 99.25	February 2010	30,600	3,125

25

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Expiration dates	Premiums received	Value
5 Year US Treasury Notes, 340 contracts, strike @ USD 113.00	January 2010	$52,401	$45,156
90 Day Euro-Dollar Futures, 680 contracts, strike @ USD 99.50	March 2010	183,995	55,250
90 Day Euro-Dollar Futures, 111 contracts, strike @ USD 99.38	March 2010	61,771	5,550
90 Day Euro-Dollar Futures, 140 contracts, strike @ USD 98.50	June 2010	65,559	18,375
90 Day Euro-Dollar Futures, 528 contracts, strike @ USD 95.00	September 2011	394,152	353,100
Total options written		$2,742,851	$3,225,922

Currency type abbreviations:

GBP  Great Britain Pound

USD  United States Dollar

Written option activity for the period ended December 31, 2009 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2009	4,070	$2,233,906
Options written	31,156	9,122,796
Options terminated in closing purchase transactions	(23,972)	(7,801,646)
Options expired prior to exercise	(1,590)	(812,205)
Options outstanding at December 31, 2009	9,664	$2,742,851

Swap agreements

UBS Dynamic Alpha Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	600,000,000	05/04/10	0.5975%[1]	0.4531%[2]	$—	$(100,921)	$(100,921)
Citigroup Global Markets Ltd.	USD	1,200,000,000	06/16/10	0.4531[2]	0.2538[3]	—	428,714	428,714
Citigroup Global Markets Ltd.	USD	72,000,000	12/30/11	1.3000[1]	—[4]	—	350,075	350,075
Citigroup Global Markets Ltd.	USD	48,500,000	07/29/12	0.2806[3]	2.1050[1]	—	762,585	762,585
Citigroup Global Markets Ltd.	USD	46,340,000	11/15/16	4.0000[1]	—[4]	—	(1,087,648)	(1,087,648)
Citigroup Global Markets Ltd.	USD	13,850,000	03/11/19	0.2552[3]	3.5100[1]	40,417	(229,061)	(269,478)
Citigroup Global Markets Ltd.	USD	12,700,000	08/15/25	4.0650[1]	—[4]	8,600	572,999	564,399
Citigroup Global Markets Ltd.	USD	8,400,000	03/11/29	3.9710[1]	0.2552[3]	51,680	413,770	362,090
Citigroup Global Markets Ltd.	USD	1,200,000	04/01/36	3.9600[1]	—[4]	—	145,812	145,812
Deutsche Bank AG	USD	900,000,000	05/04/10	0.5644[2]	0.6300[1]	—	299,930	299,930
Deutsche Bank AG	GBP	23,000,000	08/15/13	—[5]	4.7000[1]	—	492,643	492,643
Deutsche Bank AG	USD	73,590,000	05/31/14	—[4]	2.3300[1]	—	(1,709,479)	(1,709,479)
Deutsche Bank AG	GBP	19,750,000	08/15/16	4.8225[1]	—[5]	—	(604,972)	(604,972)
Deutsche Bank AG	USD	10,730,000	10/27/16	3.7090[1]	0.2819[3]	—	(229,807)	(229,807)
Deutsche Bank AG	USD	11,000,000	10/01/18	4.5460[1]	0.2506[3]	—	(747,014)	(747,014)
Deutsche Bank AG	AUD	11,800,000	09/21/19	3.6800[6]	5.9700[1]	—	(122,660)	(122,660)
Deutsche Bank AG	GBP	5,450,000	08/15/21	—[5]	4.8900[1]	—	140,134	140,134
Deutsche Bank AG	USD	360,000	04/01/39	4.5690[1]	—[4]	—	12,323	12,323

26

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	524,000	09/15/39	4.3500%[1]	—%[4]	$—	$27,238	$27,238
Deutsche Bank AG	AUD	6,310,000	09/21/39	5.6200[1]	3.6800[6]	3,103	214,727	211,624
Deutsche Bank AG	USD	990,000	10/01/39	4.0580[1]	—[4]	—	98,915	98,915
Goldman Sachs International	CHF	9,500,000	09/01/18	3.2500[1]	0.4267[7]	—	(745,206)	(745,206)
Goldman Sachs International	JPY	1,350,000,000	02/02/37	2.5230[1]	0.6406[8]	—	(1,094,247)	(1,094,247)
JPMorgan Chase Bank	USD	29,900,000	01/09/10	0.2347[3]	0.2844[9]	—	29,340	29,340
JPMorgan Chase Bank	USD	330,000,000	06/16/10	0.4531[2]	0.4675[1]	—	23,940	23,940
JPMorgan Chase Bank	USD	119,500,000	11/24/18	0.2622[9]	0.2319[3]	—	321,540	321,540
JPMorgan Chase Bank	USD	29,900,000	01/09/19	0.2844[9]	0.2347[3]	—	79,124	79,124
Merrill Lynch International	USD	29,900,000	01/09/10	0.2347[3]	0.2844[9]	—	28,560	28,560
Merrill Lynch International	USD	1,200,000,000	06/16/10	0.2538[3]	0.4531[2]	—	(125,669)	(125,669)
Merrill Lynch International	USD	340,000,000	07/06/10	—[10]	0.6300[1]	—	345,074	345,074
Merrill Lynch International	USD	119,500,000	11/24/10	0.2319[3]	0.2622[9]	—	90,711	90,711
Merrill Lynch International	USD	46,500,000	12/31/12	—[4]	1.9100[1]	—	(419,058)	(419,058)
Merrill Lynch International	CAD	23,680,000	09/29/13	—[11]	3.4500[1]	11,558	23,796	12,238
Merrill Lynch International	CAD	20,670,000	09/29/16	3.7400[1]	—[11]	18,397	233,393	214,996
Merrill Lynch International	USD	10,730,000	10/27/16	3.7090[1]	0.2819[3]	—	(229,807)	(229,807)
Merrill Lynch International	USD	29,900,000	01/09/19	0.2844[9]	0.2347[3]	—	82,191	82,191
Merrill Lynch International	CAD	14,650,000	03/09/19	3.3960[1]	0.4357[12]	7,060	239,620	232,560
Merrill Lynch International	CAD	5,870,000	09/29/21	—[11]	4.2475[1]	(28,268)	(193,898)	(165,630)
Merrill Lynch International	CAD	8,900,000	03/09/29	0.4357[12]	4.1880[1]	(35,443)	(284,904)	(249,461)
Merrill Lynch International	USD	2,970,000	08/15/29	4.2625[1]	0.2725[3]	—	26,050	26,050
Merrill Lynch International	USD	4,080,000	06/15/39	3.6250[1]	0.2538[3]	—	583,170	583,170
						$77,104	$(1,857,977)	$(1,935,081)

1  Payments made or received are based on the notional amount.

2  Rate based on 6 month LIBOR (USD BBA).

3  Rate based on 3 month LIBOR (USD BBA).

4  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

5  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

6  Rate based on 6 month BBSW.

7  Rate based on 6 month LIBOR (CHF BBA).

8  Rate based on 6 month LIBOR (JPY BBA).

9  Rate based on 1 month LIBOR (USD BBA).

10  Rate based on 6 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

11  Rate based on 3 month Canadian Bankers Acceptance. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

12  Rate based on 3 month Canadian Bankers Acceptance.

BBA  British Banking Association

BBSW  Bank Bill Swap Rate

LIBOR  London Interbank Offered Rate

27

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding credit default swap agreements with the following terms as of December 31, 2009:

Credit default swaps on credit indices—Buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	9,680,000	12/20/12	0.6000%[2]	—[3]	$—	$132,064	$132,064
Deutsche Bank AG	USD	24,000,000	06/20/13	3.2500[2]	—[4]	—	(367,273)	(367,273)
Deutsche Bank AG	USD	33,000,000	06/20/13	3.2500[2]	—[4]	—	(505,000)	(505,000)
Deutsche Bank AG	USD	7,000,000	06/20/14	5.0000[2]	—[5]	(302,945)	(689,870)	(386,925)
Goldman Sachs International	USD	4,960,000	12/20/13	1.5000[2]	—[6]	120,094	(96,090)	(216,184)
Goldman Sachs International	USD	5,000,000	06/20/14	5.0000[2]	—[5]	(243,472)	(492,764)	(249,292)
Goldman Sachs International	USD	11,280,000	06/20/14	5.0000[2]	—[7]	1,763,283	(126,996)	(1,890,279)
Goldman Sachs International	USD	9,300,000	02/17/51	0.3500[2]	—[8]	988,405	1,617,283	628,878
Merrill Lynch International	USD	24,000,000	06/20/13	3.2500[2]	—[4]	—	(367,273)	(367,273)
Merrill Lynch International	USD	26,200,000	06/20/13	3.2500[2]	—[4]	—	(400,939)	(400,939)
						$2,325,365	$(1,296,858)	$(3,622,223)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 9 Index.

4  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

5  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 11 Index.

6  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 11 Index.

7  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 12 Index.

8  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AAA Series 4 Index.

28

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Credit default swaps on corporate and sovereign issues—Buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	600,000	09/20/14	5.0000%[2]	—[3]	$53,000	$(92,346)	$(145,346)
Citigroup Global Markets Ltd.	USD	3,000,000	12/20/14	1.0000[2]	—[4]	(33,919)	(21,538)	12,381
Deutsche Bank AG	USD	3,000,000	12/20/14	1.0000[2]	—[5]	(47,207)	(75,440)	(28,233)
Goldman Sachs International	USD	1,850,000	09/20/13	1.4700[2]	—[6]	—	(49,895)	(49,895)
Goldman Sachs International	USD	3,000,000	12/20/14	1.0000[2]	—[7]	(109,569)	(93,697)	15,872
Merrill Lynch International	USD	1,800,000	12/20/13	3.0500[2]	—[8]	—	(156,268)	(156,268)
Merrill Lynch International	USD	1,800,000	05/20/14	3.3200[2]	—[9]	—	(166,182)	(166,182)
						$(137,695)	$(655,366)	$(517,671)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Textron Financial Corp. 5.125% bond, due 08/15/14.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wells Fargo & Company 0.702% bond, due 10/28/15.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the JPMorgan Chase & Co. 4.750% bond, due 03/01/15.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryder System, Inc. 6.950% bond, due 12/01/25.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the McKesson HBOC, Inc. 7.650% bond, due 03/01/27.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the AXP 4.875% bond, due 07/15/13.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Deutsche Bank AG	USD	45,500,000	06/20/13	—[3]	3.2500%[4]	$—	$696,288	$696,288	N/A
Deutsche Bank AG	USD	2,976,000	06/20/14	—[5]	1.0000[4]	(102,378)	24,516	126,894	0.9983%
Deutsche Bank AG	EUR	24,200,000	06/20/14	—[6]	1.8500[4]	1,003,906	1,710,903	706,997	0.6962
Deutsche Bank AG	USD	24,800,000	06/20/14	—[5]	1.0000[4]	(328,352)	204,303	532,655	0.9983
Deutsche Bank AG	USD	9,500,000	07/25/45	—[7]	0.5400[4]	—	(7,542,397)	(7,542,397)	N/A
Goldman Sachs International	USD	29,580,000	06/20/13	—[8]	5.0000[4]	—	989,762	989,762	3.9893
Goldman Sachs International	USD	53,240,000	06/20/13	—[9]	1.5500[4]	—	805,674	805,674	1.1081
Goldman Sachs International	EUR	6,000,000	06/20/14	—[6]	1.8500[4]	274,526	424,191	149,665	0.6962

29

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
JPMorgan Chase Bank	USD	50,897,647	06/20/13	—[10]	5.0000%[4]	$—	$5,872,429	$5,872,429	N/A
Merrill Lynch International	USD	3,100,000	07/25/45	—[7]	0.5400[4]	—	(2,461,203)	(2,461,203)	N/A
						$847,702	$724,466	$(123,236)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.

6  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 11 Index.

7  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-A Series 6 Index.

8  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

9  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

10  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index 15-100% Tranche.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Deutsche Bank AG	USD	1,750,000	12/20/13	—[3]	4.0800%[4]	$—	$204,765	$204,765	0.8800%
Deutsche Bank AG	USD	1,750,000	12/20/13	—[5]	5.3500[4]	—	246,433	246,433	1.4600
Goldman Sachs International	USD	3,000,000	12/20/14	—[6]	1.0000[4]	108,052	97,268	(10,784)	0.1900
Merrill Lynch International	USD	600,000	09/20/14	—[7]	5.0000[4]	(13,250)	84,952	98,202	1.2400
						$94,802	$633,418	$538,616

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

30

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Morgan Stanley 6.600% bond, due 04/01/12.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 6.000% bond, due 06/15/12.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Johnson & Johnson 3.800% bond, due 05/15/13.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Bombardier, Inc. 6.750% bond, due 05/01/12.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding total return swap agreements with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation
Merrill Lynch International	GBP	11,590,000	03/31/11	—%[1]	1.2500%[2]	$—	$2,592,000	$2,592,000

1  Payment to the counterparty is equal to the negative total return of the IPD UK Annual Index multiplied by the notional amount.

2  Fixed payment received is based on the notional amount. The Fund will also receive a payment from the counterparty if the total return of the IPD UK Annual Index is positive equal to the positive return multiplied by the notional amount.

IPD  Institutional Property Databank

Currency type abbreviation:

GBP  Great Britain Pound

31

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks[1]	$272,762,537	$165,620,144	$—	$438,382,681
Common stocks sold short	(116,584,464)	—	—	(116,584,464)
Corporate bonds	—	24,675,808	—	24,675,808
Asset-backed securities	—	4,718,404	735,831	5,454,235
Collateralized debt obligations	—	34,437	8,505,274	8,539,711
Commercial mortgage-backed securities	—	8,581,807	137,824	8,719,631
Mortgage & agency debt securities	—	5,747,986	—	5,747,986
Municipal bonds	—	1,936,227	—	1,936,227
US government obligation	—	2,135,045	—	2,135,045
Investment companies	—	133,372,945	—	133,372,945
Investment of cash collateral from securities loaned	—	4,099,446	—	4,099,446
Other financial instruments[2]	(1,139,706)	5,941,991	—	4,802,285
Total	$155,038,367	$356,864,240	$9,378,929	$521,281,536

1  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open future contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stock	Asset-backed securities	Collateralized debt obligations	Commercial mortgage- backed securities	Rights	Total
Assets
Beginning balance	$45,730	$112,633	$1,934,202	$149,708	$46,344	$2,288,617
Total gains or losses (realized/unrealized) included in earnings[a]	(45,730)	(122,578)	10,054,360	42,824	—	9,928,876
Purchases, sales, issuances, and settlements (net)	—	11,076	(3,483,288)	—	—	(3,472,212)
Transfers in and/or out of Level 3	—	734,700	—	(54,708)	(46,344)	633,648
Ending balance	$0	$735,831	$8,505,274	$137,824	$—	$9,378,929
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$(45,730)	$(62,738)	$6,005,531	$48,257	$—	$5,945,320

a  Does not include unrealized gains of $37,236 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.
32

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Global Allocation Fund (the "Fund") returned 21.73% (Class A shares returned 14.98% after the deduction of the maximum sales charge), while Class Y shares returned 22.01%. The Fund's proprietary benchmark, the GSMI Mutual Fund Index (the "Index"), returned 16.64% over the same time period.

For comparison purposes, the Russell 3000 Index returned 23.17%, the MSCI World Free Index (net) returned 22.23% and the Citigroup World Government Bond Index returned 4.12% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to asset allocation. Security selection and currency positioning were positive for the reporting period, as well.

Portfolio performance summary1

What worked

•  Asset allocation decisions were the largest generator of positive performance during the period.

  – An overweight to equities made a strong positive contribution to relative returns. With the worst of the financial crisis and economic downturn appearing to be likely behind us, we witnessed a rebound in investor risk appetite, and equity prices advanced sharply during the period. The Fund was overweight to US, international and emerging markets equities, with our largest overweight in what we view to be the still-undervalued US market.

  – The Fund was underweight to global fixed income securities for much of the period. Our valuation research showed government bonds to be expensive relative to other asset classes. The underweight position benefited returns as yield curves steepened mid-period, reflecting both the slowing pace of the economic deterioration and concerns about accelerating fiscal deficits.

  Additionally, investors eschewed government bonds, and yields in many sovereign bond markets rose during the period, leading to negative returns. The Fund successfully navigated this fixed income market, and benefited as a result.

•  Security selection in the equity component was positive across the board. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund's significant outperformance.

  – In particular, selection within the information technology and transportation sectors was positive for the period.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

33

UBS Global Allocation Fund

  – Sector allocation within the Fund's US equity sleeve also made a strong contribution to returns. Overweights to healthcare equipment and services, transportation and media, as well as an underweight to banks, were all positive for relative performance.

•  The Fund's currency strategy made a positive contribution to performance.

  – Currency performance was positive for the period, as our overweight to the Swedish Krona and underweight to the euro continued to pay off. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals. The euro suffered toward the end of the period as credit and fiscal concerns mounted in Greece and other peripheral euro zone countries.

  – The Fund maintained an anti-carry trade bias, in which we were underweight to high-yielding currencies and overweight to lower-yielding "safe haven" currencies.

  – After currency valuations returned to what we believed were normal levels, the Fund maintained a level of currency risk below its long-term average, because we did not see significant opportunities in currency markets. During the fourth quarter, however, our research indicated that currency valuations were becoming stretched once more. The Fund took several positions in order to capitalize on the opportunities.

What didn't work

•  Security selection within the high yield debt component hurt the Fund. The US high yield portfolio underperformed its benchmark due to its conservative positioning and allocation to higher quality credits. Throughout the period, we saw dramatic spread compression, which led to lower quality credits outperforming higher quality companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

34

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	21.73%	35.29%	1.78%	5.25%	5.07%
Class B3	21.18%	34.09%	0.95%	N/A	5.06%[6]
Class C4	21.21%	34.20%	0.99%	N/A	4.99%
Class Y5	22.01%	35.68%	2.06%	5.52%	7.19%
After deducting maximum sales charge
Class A2	14.98%	27.83%	0.62%	4.66%	4.60%
Class B3	16.18%	29.09%	0.68%	N/A	5.06%[6]
Class C4	20.21%	33.20%	0.99%	N/A	4.99%
Russell 3000 Index[7]	23.17%	28.34%	0.77%	(0.20)%	8.15%
MSCI World Free Index (net)[8]	22.23%	29.99%	2.01%	(0.24)%	6.65%
Citigroup World Government Bond Index[9]	4.12%	2.55%	4.51%	6.63%	6.39%
GSMI Mutual Fund Index[10]	16.64%	24.98%	4.01%	3.28%	7.72%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.22% and 1.22%; Class B—2.05% and 2.05%; Class C—2.00% and 2.00%; Class Y—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The Fund was not subject to an expense cap agreement for the fiscal year ended June 30, 2009.

1  Inception date of UBS Global Allocation Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 13, 2001 and November 22, 2001, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is August 31,1992.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The Citigroup World Government Bond Index is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

10  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

35

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Apple, Inc.	0.9%
Covidien PLC	0.9
JPMorgan Chase & Co.	0.7
Allergan, Inc.	0.6
Pfizer, Inc.	0.6
QUALCOMM, Inc.	0.6
Exxon Mobil Corp.	0.6
Wells Fargo & Co.	0.5
General Dynamics Corp.	0.5
Google, Inc. Class A	0.5
Total	6.4%

Country exposure, top five (unaudited)2

As of December 31, 2009

Percentage of net assets
United States	36.9%
United Kingdom	4.1
Japan	2.7
Germany	1.9
Switzerland	1.5
Total	47.1%

Top ten fixed income holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
US Treasury Notes, 1.000%, due 10/31/11	2.0%
US Treasury Notes, 2.125%, due 11/30/14	1.8
US Treasury Notes, 0.750%, due 11/30/11	1.1
US Treasury Bonds, 8.750%, due 08/15/20	1.0
US Treasury Notes, 2.625%, due 04/30/16	0.8
US Treasury Notes, 1.875%, due 06/15/12	0.6
US Treasury Bonds, 4.500%, due 08/15/39	0.5
US Treasury Notes, 3.375%, due 11/15/19	0.4
US Treasury Bonds, 6.125%, due 11/15/27	0.4
Buoni Poliennali Del Tesoro, 3.750%, due 12/15/13	0.3
Total	8.9%

1  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies were included.

2  Figures represent the direct investments of the UBS Global Allocation Fund. If a breakdown of the underlying investment companies were included, the country exposure percentages would be as follows: United States: 48.2%; United Kingdom: 7.2%; Japan: 5.4%; China: 3.8%; Switzerland: 3.1%.

36

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Common Stocks

Aerospace & defense	0.81%
Air freight & logistics	0.50
Airlines	0.51
Auto components	0.21
Automobiles	0.61
Beverages	0.61
Biotechnology	0.39
Capital markets	1.24
Chemicals	1.26
Commercial banks	2.86
Communications equipment	0.95
Computers & peripherals	1.60
Construction materials	0.45
Consumer finance	0.34
Containers & packaging	0.11
Diversified consumer services	0.15
Diversified financial services	1.81
Diversified telecommunication services	0.96
Electric utilities	1.67
Electrical equipment	0.03
Electronic equipment, instruments & components	0.23
Energy equipment & services	0.70
Food & staples retailing	1.26
Food products	0.44
Health care equipment & supplies	2.06
Health care providers & services	0.72
Hotels, restaurants & leisure	0.78
Household durables	0.44
Household products	0.91
Independent power producers & energy traders	0.06
Industrial conglomerates	0.35
Insurance	1.47
Internet & catalog retail	0.70
Internet software & services	0.74
IT services	0.86
Life sciences tools & services	0.08
Machinery	1.36
Marine	0.21
Media	1.48
Metals & mining	1.35
Multi-utilities	0.08
Office electronics	0.40
Oil, gas & consumable fuels	4.78
Paper & forest products	0.05
Personal products	0.32
Pharmaceuticals	2.61
Professional services	0.36
Real estate investment trust (REIT)	0.08%
Real estate management & development	0.35
Road & rail	0.54
Semiconductors & semiconductor equipment	1.03
Software	1.54
Specialty retail	0.63
Tobacco	0.48
Trading companies & distributors	0.48
Wireless telecommunication services	0.86
Total common stocks	47.86%

Bonds

Corporate bonds

Commercial banks	0.11
Diversified financial services	0.06
Wireless telecommunication services	0.02
Total corporate bonds	0.19%
Asset-backed securities	0.01
Commercial mortgage-backed security	0.16
Mortgage & agency debt securities	0.11
Stripped mortgage-backed security	0.00[2]
US government obligations	8.76
Non US-government obligations	3.72
Sovereign/supranational bond	0.11
Total bonds	13.06%

Investment companies

UBS Corporate Bond Relationship Fund	5.55
UBS Emerging Markets Equity Relationship Fund	6.52
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	15.01
UBS Global Aggregate Bond Relationship Fund	4.45
UBS High Yield Relationship Fund	2.90
UBS Small-Cap Equity Relationship Fund	2.37
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.03
Total investment companies	36.83%
Warrants	0.05
Short-term investment	0.99
Investment of cash collateral from securities loaned	0.44
Total investments	99.23%
Cash and other assets, less liabilities	0.77
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Amount represents less than 0.005%.

37

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 47.86%
Australia: 0.72%
National Australia Bank Ltd.	104,624	$2,545,836
Orica Ltd.	169,712	3,933,693
Qantas Airways Ltd.	1,367,722	3,635,088
QBE Insurance Group Ltd.	102,277	2,334,425
Total Australia common stocks		12,449,042
Austria: 0.14%
Telekom Austria AG	171,042	2,442,065
Belgium: 0.41%
Anheuser-Busch InBev NV	86,436	4,465,638
Delhaize Group SA	33,370	2,555,901
Total Belgium common stocks		7,021,539
Brazil: 0.86%
Agra Empreendimentos Imobiliarios SA	138,000	390,836
All America Latina Logistica SA	56,000	519,314
Banco Bradesco SA ADR	46,400	1,014,768
BM&F BOVESPA SA	204,000	1,417,770
Cosan Ltd., Class A*	53,000	461,100
Diagnosticos da America SA	11,000	357,099
Fibria Celulose SA*	20,000	456,800
Hypermarcas SA*	50,000	1,147,642
Itau Unibanco Holding SA ADR	62,180	1,420,191
Localiza Rent a Car SA	32,000	353,179
Petroleo Brasileiro SA ADR	40,200	1,916,736
Rossi Residencial SA	205,000	1,768,871
Usinas Siderurgicas de Minas Gerais SA, Preference shares	14,253	401,133
Vale SA ADR	81,500	2,365,945
Vivo Participacoes SA ADR	29,700	920,700
Total Brazil common stocks		14,912,084
Canada: 0.89%
Cenovus Energy, Inc.	69,600	1,763,542
EnCana Corp.	69,600	2,269,977
Teck Resources Ltd., Class B*	104,200	3,668,446
Toronto-Dominion Bank	62,600	3,948,077
TransCanada Corp[1].	109,900	3,802,917
Total Canada common stocks		15,452,959
Cayman Islands: 0.27%
Comba Telecom Systems Holdings Ltd.	303,253	350,615
Seagate Technology	239,700	4,360,143
Total Cayman Islands common stocks		4,710,758

	Shares	Value
China: 1.29%
Alibaba.com Ltd[1].	176,500	$405,702
Angang Steel Co., Ltd., H Shares[1]	296,000	644,171
Bank of Communications Co., Ltd., H Shares	822,000	945,396
Bank of East Asia Ltd.	316,200	1,241,497
Belle International Holdings Ltd.	1,107,000	1,278,740
China Coal Energy Co.	683,000	1,238,530
China Life Insurance Co., Ltd., H Shares	277,000	1,355,453
China Zhongwang Holdings Ltd.*[1]	1,086,800	867,007
Chongqing Machinery & Electric Co., Ltd., H Shares*	3,334,000	783,363
Dongfeng Motor Group Co., Ltd., H Shares	414,000	589,274
Hengan International Group Co., Ltd.	102,000	754,993
Industrial & Commercial Bank of China, H Shares	1,071,000	878,923
Jardine Matheson Holdings Ltd.	53,600	1,611,608
New World Development Ltd.	1,384,000	2,824,682
PetroChina Co., Ltd., H Shares	286,000	340,738
Shougang Concord International Enterprises Co., Ltd.*	2,868,000	711,177
Sinotrans Shipping Ltd.[1]	1,568,000	720,158
Suntech Power Holdings Co., Ltd. ADR*[1]	27,500	457,325
Tencent Holdings Ltd.	88,300	1,903,078
Weichai Power Co., Ltd., H Shares	78,000	625,851
Xingda International Holdings Ltd.	2,278,000	1,060,886
Yanzhou Coal Mining Co., Ltd., H Shares	500,000	1,092,683
Total China common stocks		22,331,235
Finland: 0.17%
Sampo Oyj, Class A	123,127	2,988,244
France: 0.84%
BNP Paribas	80,867	6,381,508
Carrefour SA	53,886	2,590,809
Total SA	86,974	5,573,429
Total France common stocks		14,545,746

38

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Germany: 1.34%
Bayer AG	56,210	$4,492,591
Daimler AG	74,500	3,980,312
E.ON AG	127,934	5,340,946
HeidelbergCement AG	41,035	2,822,621
MAN SE	24,405	1,900,739
Metro AG	74,795	4,558,997
Total Germany common stocks		23,096,206
Guernsey: 0.03%
Resolution Ltd.*	323,783	467,474
India: 0.21%
HDFC Bank Ltd. ADR	5,400	702,432
ICICI Bank Ltd. ADR	19,200	724,032
Reliance Industries Ltd. GDR*[2]	15,074	690,420
Sterlite Industries India Ltd. ADR	49,000	892,780
Tata Motors Ltd. ADR	34,900	588,414
Total India common stocks		3,598,078
Indonesia: 0.15%
Aneka Tambang Tbk PT	2,981,000	699,469
Astra Agro Lestari Tbk PT	169,000	406,798
Astra International Tbk PT	196,000	719,987
Indah Kiat Pulp and Paper Corp. Tbk PT*	1,941,000	357,947
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	389,500	343,163
Total Indonesia common stocks		2,527,364
Ireland: 1.17%
Covidien PLC	321,900	15,415,791
CRH PLC	109,874	2,976,231
Ryanair Holdings PLC ADR*	65,200	1,748,664
Total Ireland common stocks		20,140,686
Japan: 2.70%
Canon, Inc.	106,100	4,485,384
Chuo Mitsui Trust Holdings, Inc.	663,000	2,212,797
Japan Tobacco, Inc.	1,514	5,108,477
Kao Corp.	110,400	2,577,280
Mitsubishi Corp.	252,700	6,282,840
Mitsui OSK Lines Ltd.	416,000	2,183,710
Nissan Motor Co., Ltd.*	523,300	4,573,641
Nomura Holdings, Inc.	358,600	2,642,728
NTT DoCoMo, Inc.	1,328	1,849,931
ORIX Corp.	49,250	3,349,273
Ricoh Co., Ltd.	173,000	2,440,001
Shin-Etsu Chemical Co., Ltd.	60,500	3,410,114

	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	96,700	$2,756,878
THK Co., Ltd.	159,600	2,819,189
Total Japan common stocks		46,692,243
Luxembourg: 0.19%
ArcelorMittal	51,436	2,332,875
Evraz Group SA GDR*	32,525	904,891
Total Luxembourg common stocks		3,237,766
Malaysia: 0.04%
Tenaga Nasional Bhd	270,100	661,159
Mexico: 0.04%
America Movil SAB de CV ADR, Series L	16,400	770,472
Netherlands: 0.98%
ASML Holding NV	114,063	3,879,623
ING Groep NV CVA*	423,610	4,095,112
James Hardie Industries NV, CDI*	255,999	1,930,218
New World Resources NV, Class A	79,761	706,273
Royal Dutch Shell PLC, Class A	208,100	6,294,589
Total Netherlands common stocks		16,905,815
Norway: 0.47%
Petroleum Geo-Services ASA*	221,200	2,511,898
Telenor ASA*	403,600	5,661,187
Total Norway common stocks		8,173,085
Philippines: 0.04%
Megaworld Corp.	23,330,000	737,309
Russia: 0.26%
Gazprom OAO ADR	32,149	801,397
Mobile Telesystems OJSC ADR	13,800	674,682
Rosneft Oil Co. GDR	167,433	1,408,803
TMK OAO GDR*[2]	19,700	345,298
Vimpel-Communications ADR	65,800	1,223,222
Total Russia common stocks		4,453,402
Singapore: 0.45%
CapitaLand Ltd.	843,000	2,496,944
DBS Group Holdings Ltd.	257,000	2,794,333
Olam International Ltd.[1]	1,319,000	2,470,194
Total Singapore common stocks		7,761,471

39

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
South Africa: 0.11%
Impala Platinum Holdings Ltd.	12,488	$339,488
JD Group Ltd.	176,801	1,182,341
MTN Group Ltd.	22,980	365,597
Total South Africa common stocks		1,887,426
South Korea: 0.67%
CJ CheilJedang Corp.*	3,853	676,442
Hyundai Motor Co.*	6,712	692,893
KB Financial Group, Inc.*	12,854	655,721
LG Electronics, Inc.	7,092	735,136
LG Household & Health Care Ltd.*	2,415	603,697
LG Innotek Co., Ltd.*	6,191	522,250
NHN Corp.*	8,500	1,403,573
POSCO	2,834	1,491,921
Samsung Electronics Co., Ltd.	2,683	1,832,443
Samsung Fire & Marine Insurance Co., Ltd.	3,630	619,945
Shinsegae Co., Ltd.	2,063	952,317
SK Telecom Co., Ltd.	4,388	637,920
STX Pan Ocean Co., Ltd.*	70,230	683,380
Total South Korea common stocks		11,507,638
Spain: 0.28%
Banco Bilbao Vizcaya Argentaria SA	262,186	4,749,326
Switzerland: 1.48%
Alcon, Inc.	36,500	5,998,775
Credit Suisse Group AG	57,064	2,810,467
Nobel Biocare Holding AG	110,158	3,686,751
Roche Holding AG	46,594	7,926,393
SGS SA	2,291	2,983,211
Synthes, Inc.	16,216	2,123,783
Total Switzerland common stocks		25,529,380
Taiwan: 0.45%
AU Optronics Corp. ADR	90,000	1,079,100
Far Eastern Textile Co., Ltd.	542,600	674,482
HON HAI Precision Industry Co., Ltd.	364,000	1,712,331
MediaTek, Inc.	48,000	833,566
Powertech Technology, Inc.	354,000	1,194,551
Prime View International Co., Ltd.*	276,000	720,125
Siliconware Precision Industries Co. ADR	95,700	670,857
Yuanta Financial Holding Co., Ltd.	1,200,000	874,606
Total Taiwan common stocks		7,759,618

	Shares	Value
Turkey: 0.04%
Turkiye Garanti Bankasi AS	167,027	$709,450
United Kingdom: 3.36%
Associated British Foods PLC	203,037	2,694,425
Barclays PLC	962,101	4,239,668
British Land Co. PLC,	190,892	1,463,265
British Sky Broadcasting Group PLC	324,019	2,918,828
Cobham PLC	512,603	2,066,243
GlaxoSmithKline PLC	246,222	5,215,758
Home Retail Group PLC	508,726	2,318,979
Imperial Tobacco Group PLC	99,315	3,129,930
Kingfisher PLC	440,337	1,614,137
Man Group PLC	710,534	3,495,167
Prudential PLC	319,363	3,253,370
Rio Tinto PLC	110,233	5,941,154
Sage Group PLC	1,025,617	3,641,214
Scottish & Southern Energy PLC	175,186	3,273,748
Tullow Oil PLC	143,660	2,995,874
Vodafone Group PLC	3,406,017	7,887,311
Wolseley PLC*	98,724	1,974,978
Total United Kingdom common stocks		58,124,049
United States: 27.81%
ACE Ltd.*	74,400	3,749,760
Adobe Systems, Inc.*	81,900	3,012,282
Aflac, Inc.	121,600	5,624,000
Allergan, Inc.	173,400	10,925,934
Amazon.com, Inc.*	51,200	6,887,424
American Electric Power Co., Inc.	178,400	6,206,536
American Tower Corp., Class A*	39,400	1,702,474
Amgen, Inc.*	48,200	2,726,674
Apple, Inc.*	74,600	15,730,156
AT&T, Inc.	257,600	7,220,528
Autodesk, Inc.*	112,500	2,858,625
Avon Products, Inc.	79,400	2,501,100
Baker Hughes, Inc.	130,700	5,290,736
Ball Corp.	36,500	1,887,050
Bank of America Corp.	426,200	6,418,572
Bank of New York Mellon Corp.	170,802	4,777,332
BlackRock, Inc.	12,400	2,879,280
BorgWarner, Inc.	108,900	3,617,658
Broadcom Corp., Class A*	88,800	2,792,760
Carnival Corp.*	160,900	5,098,921
Chevron Corp.	116,800	8,992,432
Cisco Systems, Inc.*	244,700	5,858,118
City National Corp.	41,200	1,878,720
CME Group, Inc.	12,200	4,098,590
Colgate-Palmolive Co.	36,100	2,965,615
Comcast Corp., Class A	497,600	8,389,536
Credicorp Ltd.	4,600	354,292

40

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
DeVry, Inc.	46,500	$2,637,945
Discover Financial Services	166,775	2,453,260
Dynegy, Inc., Class A*	550,200	995,862
EI Du Pont de Nemours & Co.	70,200	2,363,634
EOG Resources, Inc.	39,700	3,862,810
Estee Lauder Cos., Inc., Class A	46,600	2,253,576
Exelon Corp.	134,800	6,587,676
Express Scripts, Inc.*	45,400	3,924,830
Exxon Mobil Corp.	145,700	9,935,283
FedEx Corp.	104,000	8,678,800
FirstEnergy Corp.	92,600	4,301,270
Fortune Brands, Inc.	107,400	4,639,680
General Dynamics Corp.	135,800	9,257,486
General Electric Co.	191,100	2,891,343
Genzyme Corp.*	34,200	1,676,142
Google, Inc., Class A*	14,600	9,051,708
Hess Corp.	82,600	4,997,300
Hewlett-Packard Co.	145,100	7,474,101
Illinois Tool Works, Inc.	147,900	7,097,721
IntercontinentalExchange, Inc.*	15,500	1,740,650
International Game Technology	167,000	3,134,590
Interpublic Group of Cos., Inc.*	530,200	3,912,876
Intersil Corp., Class A	77,600	1,190,384
Intuit, Inc.*	51,100	1,569,281
JPMorgan Chase & Co.	275,500	11,480,085
Kellogg Co.	57,300	3,048,360
KLA-Tencor Corp.	53,200	1,923,712
Kroger Co.	55,700	1,143,521
Lowe's Cos., Inc.	148,400	3,471,076
Marathon Oil Corp.	128,600	4,014,892
Marvell Technology Group Ltd.*	110,000	2,282,500
MasterCard, Inc., Class A	27,520	7,044,570
McDonald's Corp.	84,700	5,288,668
MDU Resources Group, Inc.	55,200	1,302,720
Medco Health Solutions, Inc.*	27,700	1,770,307
Medtronic, Inc.	109,600	4,820,208
Merck & Co., Inc.	165,500	6,047,370
Microsoft Corp.	230,100	7,015,749
Millipore Corp.*	19,400	1,403,590
Monsanto Co.	92,200	7,537,350
Morgan Stanley	162,250	4,802,600
MSCI, Inc., Class A*	36,700	1,167,060
National Semiconductor Corp.	72,000	1,105,920
Noble Corp.	74,100	3,015,870
Omnicom Group, Inc.	72,000	2,818,800
Oracle Corp.	121,700	2,986,518
PACCAR, Inc.	162,750	5,902,942
Pall Corp.	66,200	2,396,440
Parker Hannifin Corp.	41,200	2,219,856
Peabody Energy Corp.	92,900	4,200,009
Pepco Holdings, Inc.	147,100	2,478,635
PepsiCo, Inc.	100,800	6,128,640

	Shares	Value
Pfizer, Inc.	572,800	$10,419,232
Praxair, Inc.	55,700	4,473,267
Priceline.com, Inc.*	13,600	2,971,600
Principal Financial Group, Inc.	206,100	4,954,644
Procter & Gamble Co.	137,800	8,354,814
QUALCOMM, Inc.	221,200	10,232,712
Red Hat, Inc.*	16,200	500,580
Ryder System, Inc.	81,200	3,343,004
Salesforce.com, Inc.*	22,100	1,630,317
Schlumberger Ltd.	18,600	1,210,674
Sherwin-Williams Co.	54,300	3,347,595
Southwest Airlines Co.	305,100	3,487,293
Southwestern Energy Co.*	96,500	4,651,300
Suncor Energy, Inc.	52,400	1,850,244
Sysco Corp.	58,300	1,628,902
Talecris Biotherapeutics Holdings Corp.*	105,732	2,354,652
Time Warner Cable, Inc.	69,300	2,868,327
Time Warner, Inc.	65,100	1,897,014
Ultra Petroleum Corp.*	104,000	5,185,440
Union Pacific Corp.	80,800	5,163,120
United Technologies Corp.	37,700	2,616,757
UnitedHealth Group, Inc.	211,500	6,446,520
Verisk Analytics, Inc., Class A*	109,100	3,303,548
Viacom, Inc., Class B*	94,200	2,800,566
Visa, Inc., Class A	89,499	7,827,582
VMware, Inc., Class A*	78,991	3,347,639
Wal-Mart Stores, Inc.	110,700	5,916,915
Wells Fargo & Co.	344,700	9,303,453
Williams Cos., Inc.	226,100	4,766,188
Zimmer Holdings, Inc.*	60,700	3,587,977
Total United States common stocks		480,333,157
Total common stocks (cost $684,562,435)		826,676,246
Bonds: 13.06%
Corporate bonds: 0.19%
	Face amount
France: 0.02%
Compagnie de Financement Foncier, 4.000%, due 07/21/11 EUR	260,000	385,923
Germany: 0.02%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	260,000	387,057
Ireland: 0.02%
GE Capital European Funding, 4.875%, due 03/06/13	250,000	375,248

41

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Italy: 0.02%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10 EUR		255,000	$369,180
Netherlands: 0.05%
E.ON International Finance BV, 5.125%, due 10/02/12		250,000	384,076
Rabobank Nederland NV, 4.125%, due 04/04/12		250,000	375,212
Total Netherlands corporate bonds			759,288
United Kingdom: 0.04%
Lloyds TSB Bank PLC, 6.750%, due 10/24/18[1]	GBP	80,000	140,479
Royal Bank of Scotland PLC, 6.625%, due 09/17/18		90,000	152,057
Vodafone Group PLC, 3.625%, due 11/29/12	EUR	280,000	412,701
Total United Kingdom corporate bonds			705,237
United States: 0.02%
Citigroup, Inc., 5.500%, due 11/18/15	GBP	205,000	329,673
Total corporate bonds (cost $3,276,111)			3,311,606
Asset-backed securities: 0.01%
United States: 0.01%
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30[3,4]		$255,242	107,201
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.271%, due 09/25/36[5]		30,607	30,360
Total asset-backed securities (cost $283,336)			137,561
Commercial mortgage-backed security: 0.16%
United States: 0.16%
GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1, 5.681%, due 06/23/46[2,5] (cost $8,747,325)		8,916,334	2,720,373

	Face amount		Value
Mortgage & agency debt securities: 0.11%
United States: 0.11%
Federal Home Loan Mortgage Corp. Gold Pools,† #G00194, 7.500%, due 02/01/24		$85,829	$96,242
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		1,654,196	1,776,783
Total mortgage & agency debt securities (cost $1,821,748)			1,873,025
Stripped mortgage-backed security: 0.00%[6]
United States: 0.00%[6]
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 6AX, IO, 5.500%, due 11/25/35[3,5] (cost $19,331)		609,052	85,493
US government obligations: 8.76%
United States: 8.76%
US Treasury Bonds, 4.500%, due 08/15/39		8,795,000	8,595,740
6.125%, due 11/15/27		6,000,000	7,147,500
6.250%, due 08/15/23		3,500,000	4,180,313
8.750%, due 08/15/20		11,860,000	16,778,200
US Treasury Notes, 0.750%, due 11/30/11		18,370,000	18,250,172
1.000%, due 10/31/11[1]		35,305,000	35,273,226
1.875%, due 06/15/12		9,500,000	9,603,911
2.125%, due 11/30/14		31,040,000	30,305,283
2.625%, due 04/30/16		14,000,000	13,565,776
3.375%, due 11/15/19		7,935,000	7,632,518
Total US government obligations (cost $154,599,725)			151,332,639
Non US-government obligations: 3.72%
Austria: 0.12%
Government of Austria, 4.150%, due 03/15/37[2]	EUR	1,480,000	2,000,147
Belgium: 0.18%
Government of Belgium, 8.000%, due 03/28/15		1,730,000	3,100,622
Canada: 0.08%
Government of Canada, 5.250%, due 06/01/12	CAD	1,375,000	1,422,120

42

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Denmark: 0.04%
Government of Denmark, 4.000%, due 11/15/17	DKK	3,500,000	$699,433
Finland: 0.11%
Government of Finland, 4.375%, due 07/04/19	EUR	1,212,000	1,846,714
France: 0.42%
Government of France, 3.750%, due 04/25/21		1,170,000	1,677,707
4.000%, due 04/25/14		1,880,000	2,866,319
4.250%, due 04/25/19		960,000	1,452,725
4.750%, due 04/25/35		855,000	1,319,168
			7,315,919
Germany: 0.58%
Bundesobligation, 4.000%, due 10/11/13		1,625,000	2,487,483
Bundesrepublik Deutschland, 3.500%, due 01/04/16		1,870,000	2,788,665
3.750%, due 01/04/19		1,340,000	1,985,770
4.000%, due 01/04/37		1,215,000	1,696,338
Bundesschatzanweisungen, 2.250%, due 12/10/10		675,000	980,342
			9,938,598
Greece: 0.13%
Hellenic Republic Government Bond, 4.300%, due 03/20/12		700,000	1,002,241
6.000%, due 07/19/19		850,000	1,231,129
			2,233,370
Italy: 0.89%
Buoni Poliennali Del Tesoro, 3.750%, due 02/01/11		1,700,000	2,504,224
3.750%, due 12/15/13		2,900,000	4,320,573
3.750%, due 08/01/21		540,000	752,542
4.000%, due 02/01/17		2,850,000	4,241,484
4.250%, due 08/01/13		1,159,000	1,764,081
5.000%, due 08/01/34		1,200,000	1,780,590
			15,363,494
Netherlands: 0.36%
Government of Netherlands, 4.000%, due 01/15/11		1,125,000	1,663,949
4.000%, due 07/15/16		1,820,000	2,756,734
4.250%, due 07/15/13		1,145,000	1,762,518
			6,183,201

	Face amount		Value
Spain: 0.12%
Government of Spain, 3.250%, due 07/30/10	EUR	1,000,000	$1,453,190
5.750%, due 07/30/32		400,000	653,836
			2,107,026
Sweden: 0.04%
Government of Sweden, 6.750%, due 05/05/14	SEK	4,600,000	756,211
United Kingdom: 0.65%
UK Gilts, 2.250%, due 03/07/14	GBP	790,000	1,253,321
4.250%, due 03/07/11		1,000,000	1,679,970
4.250%, due 12/07/49		1,050,000	1,672,725
4.500%, due 03/07/19		380,000	633,785
4.750%, due 12/07/38		800,000	1,361,549
4.750%, due 06/07/10		2,625,000	4,316,557
5.000%, due 03/07/12		175,000	303,328
			11,221,235
Total non US-government obligations (cost $61,532,176)			64,188,090
Sovereign/supranational bond: 0.11%
European Investment Bank, 5.375%, due 10/15/12 (cost $1,779,387)	EUR	1,270,000	1,983,225
Total bonds (cost $232,059,139)			225,632,012
Investment companies: 36.83%
	Shares
UBS Corporate Bond Relationship Fund*[7]		7,392,026	95,875,320
UBS Emerging Markets Equity Relationship Fund*[7]		3,346,666	112,637,063
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[7]		19,522,619	259,336,518
UBS Global Aggregate Bond Relationship Fund*[7]		7,600,000	76,827,640
UBS High Yield Relationship Fund*[7]		2,162,899	50,119,550
UBS Small-Cap Equity Relationship Fund*[7]		1,009,838	40,918,238
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*[7]		40,291	484,846
Total investment companies (cost $497,031,167)			636,199,175

43

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Number of warrants	Value
Warrant: 0.05%
Bahamas: 0.05%
Credit Suisse Nassau, strike @USD1.00, expires 09/07/12* (cost $982,801)	185,739	$908,838
Short-term investment: 0.99%
Investment company: 0.99%
	Shares
UBS Cash Management Prime Relationship Fund, 0.120%[7,8] (cost $17,113,993)	17,113,993	17,113,993

	Shares	Value
Investment of cash collateral from securities loaned: 0.44%
UBS Private Money Market Fund LLC, 0.134%[7,8] (cost $7,630,428)	7,630,428	$7,630,428
Total investments: 99.23% (cost $1,439,379,963)		1,714,160,692
Cash and other assets, less liabilities: 0.77%		13,221,126
Net assets: 100.00%		$1,727,381,818

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,439,379,963; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$303,952,117
Gross unrealized depreciation	(29,171,388)
Net unrealized appreciation of investments	$274,780,729

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, was on loan at December 31, 2009.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $5,756,238 or 0.33% of net assets.

3  Security is illiquid. At December 31, 2009, the value of these securities amounted to $192,694 or 0.01% of net assets.

4  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

5  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

6  Amount represents less than 0.005%.

7  Investment in affiliated investment company.

8  The rate shown reflects the yield at December 31, 2009.

ABS  Asset-backed securities

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification—depositary certificate

GDR  Global depositary receipt

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

OJSC  Open joint stock company

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

44

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

Currency type abbreviations:

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

USD  United States Dollar

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	30,305,000	USD	27,889,995	03/03/10	$824,296
Brazilian Real	23,810,000	USD	13,480,156	03/03/10	(40,145)
Euro	64,825,000	USD	97,389,191	03/03/10	4,465,147
Euro	9,410,000	USD	13,449,243	03/03/10	(39,616)
Great Britain Pound	3,790,000	USD	6,329,300	03/03/10	209,473
Hong Kong Dollar	116,135,000	USD	14,994,255	03/03/10	9,770
Japanese Yen	883,000,000	USD	9,548,320	03/03/10	64,813
Korean Won	10,558,000,000	USD	9,115,476	03/03/10	64,271
Singapore Dollar	11,800,000	USD	8,540,204	03/03/10	146,407
Swiss Franc	37,355,000	USD	37,271,214	03/03/10	1,150,111
United States Dollar	14,999,715	CAD	15,765,000	03/03/10	74,149
United States Dollar	6,358,563	CHF	6,580,000	03/03/10	4,089
United States Dollar	10,124,404	EUR	6,710,000	03/03/10	(505,887)
United States Dollar	120,530,949	JPY	10,569,600,000	03/03/10	(7,012,410)
United States Dollar	19,173,511	KRW	22,178,000,000	03/03/10	(160,666)
United States Dollar	15,012,623	MXN	195,640,000	03/03/10	(156,529)
United States Dollar	92,768,870	SEK	638,440,000	03/03/10	(3,507,397)
United States Dollar	17,132,099	TWD	546,000,000	03/03/10	215,857
United States Dollar	17,616,773	ZAR	132,760,000	03/03/10	180,142
Net unrealized depreciation on forward foreign currency contracts					$(4,014,125)

Currency type abbreviations:

CAD   Canadian Dollar

CHF   Swiss Franc

EUR   Euro

JPY   Japanese Yen

KRW   Korean Won

MXN   Mexican Peso

SEK   Swedish Krona

TWD   New Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

45

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 765 contracts (USD)	March 2010	$90,521,823	$88,321,641	$(2,200,182)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 810 contracts (USD)	March 2010	(175,819,426)	(175,175,156)	644,270
Index futures buy contracts:
Amsterdam Exchange Index, 279 contracts (EUR)	January 2010	25,735,955	26,634,873	898,918
Dow Jones EURO STOXX 50 Index, 833 contracts (EUR)	March 2010	34,316,554	35,287,383	970,829
FTSE 100 Index, 714 contracts (GBP)	March 2010	60,434,779	61,387,692	952,913
FTSE MIB Index, 106 contracts (EUR)	March 2010	17,350,043	17,823,987	473,944
NIKKEI 225 Index, 158 contracts (JPY)	March 2010	17,141,692	17,907,560	765,868
Index futures sell contracts:
DAX Index, 83 contracts (EUR)	March 2010	(17,520,825)	(17,679,581)	(158,756)
Hang Seng Stock Index, 63 contracts (HKD)	January 2010	(8,655,046)	(8,817,548)	(162,502)
S&P Toronto Stock Exchange 60 Index, 275 contracts (CAD)	March 2010	(35,398,832)	(36,328,345)	(929,513)
SPI 200 Index, 332 contracts (AUD)	March 2010	(34,554,830)	(36,071,239)	(1,516,409)
Interest rate futures buy contracts:
Euro-Bund, 202 contracts (EUR)	March 2010	35,659,279	35,093,849	(565,430)
Long Gilt , 47 contracts (GBP)	March 2010	8,904,417	8,688,403	(216,014)
Net unrealized depreciation on futures contracts				$(1,042,064)

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

USD   United States Dollar

Swap Agreements

UBS Global Allocation Fund had outstanding interest rate swap contracts with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation
Credit Suisse	USD	140,800,000	01/13/10	0.2341%[1]	0.6544%[2]	$—	$116,883	$116,883
Merrill Lynch International	USD	79,000,000	01/13/10	0.2341[1]	0.6544[2]	—	65,581	65,581
						$—	$182,464	$182,464

1  Rate based on 3 month LIBOR (USD BBA).

2  Rate based on 1 month LIBOR (USD BBA).

BBA  British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

46

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks[1]	$546,350,187	$280,326,059	$—	$826,676,246
Corporate bonds	—	3,311,606	—	3,311,606
Asset-backed securities	—	30,360	107,201	137,561
Commercial mortgage-backed security	—	2,720,373	—	2,720,373
Mortgage & agency debt securities	—	1,873,025	—	1,873,025
Warrants	908,838	—	—	908,838
Stripped mortgage-backed security	—	85,493	—	85,493
US government obligations	—	151,332,639	—	151,332,639
Non US-government obligations	—	64,188,090	—	64,188,090
Sovereign/supranational bond	—	1,983,225	—	1,983,225
Investment companies	—	636,199,175	—	636,199,175
Short-term investment	—	17,113,993	—	17,113,993
Investment of cash collateral from securities loaned	—	7,630,428	—	7,630,428
Other financial instruments[2]	(1,042,064)	(3,831,661)	—	(4,873,725)
Total	$546,216,961	$1,162,962,805	$107,201	$1,709,286,967

1  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open futures contracts, swap agreements, options, and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Asset-backed securities	Collateralized debt obligation	Commercial mortgage- backed securities	Stripped mortgage- backed securities	Total
Assets
Beginning balance	$102,097	$87,750	$2,135,791	$238,794	$2,564,432
Total gains or losses (realized/unrealized) included in earnings	5,104	(55,250)	85,061	144,795	179,710
Purchases, sales, issuances, and settlements (net)	—	(32,500)	(161,673)	(383,589)	(577,762)
Transfers in and/or out of Level 3	—	—	(2,059,179)	—	(2,059,179)
Ending balance	$107,201	$—	$—	$—	$107,201
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$5,104	$—	$—	$—	$5,104

See accompanying notes to financial statements.
47

UBS Global Frontier Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Global Frontier Fund (the "Fund") returned 32.34% (Class A shares returned 24.97% after the deduction of the maximum sales charge), while Class Y shares returned 32.40%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 16.64% over the same time period.

For comparison purposes, the MSCI World Free Index (net) returned 22.23%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 50; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark primarily due to asset allocation and leverage decisions. Security selection and currency positioning were positive for the reporting period, as well.

Portfolio performance summary1

What worked

•  Asset allocation decisions were the largest generator of positive performance during the period.

  – An overweight to equities made a strong positive contribution to relative returns. With the worst of the financial crisis and economic downturn appearing to be likely behind us, we witnessed a rebound in investor risk appetite, and equity prices advanced sharply during the period. The Fund was overweight to US, international and emerging markets equities, with our largest overweight in what we view to be the still-undervalued US market.

  – The Fund was underweight to global fixed income securities for much of the period. Our valuation research showed government bonds to be expensive relative to other asset classes. The underweight position benefited returns as yield curves steepened mid-period, reflecting both the slowing pace of the economic deterioration and concerns about accelerating fiscal deficits.

  Additionally, investors eschewed government bonds, and yields in many sovereign bond markets rose during the period, leading to negative returns. The Fund successfully navigated this fixed income market, and benefited as a result.

•  Security selection in the equity component was positive across the board. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund's significant outperformance. In particular, selection within the information technology and transportation sectors was positive for the period.

  – Sector allocation within the Fund's US equity sleeve also made a strong contribution to returns. Overweights to healthcare equipment and services, transportation and media, as well as an underweight to banks, were all positive for relative performance.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

48

UBS Global Frontier Fund

•  The Fund's currency strategy made a positive contribution to performance.

  – Currency performance was positive for the period, as our overweight to the Swedish Krona and underweight to the euro continued to pay off. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals. The euro suffered toward the end of the period as credit and fiscal concerns mounted in Greece and other peripheral euro zone countries.

  – The Fund maintained an anti-carry trade bias, in which we were underweight to high-yielding currencies and overweight to lower-yielding "safe haven" currencies.

  – After currency valuations returned to what we believed were normal levels, the Fund maintained a level of currency risk below its long-term average, because we did not see significant opportunities in currency markets. During the fourth quarter, however, our research indicated that currency valuations were becoming stretched once more. The Fund took several positions in order to capitalize on the opportunities.

•  The Fund's leverage strategy magnified the positive performance during the period. We held the amount of leverage in the Fund at its maximum level of 50% for the six-month period. This allowed us to take further advantage of the runup in the prices of global equities, and magnified the impact of our avoidance of fixed income. We remain convinced that riskier assets like equities and investment grade corporate bonds offer attractive absolute and risk-adjusted potential returns.

What didn't work

•  Security selection within the high yield debt component hurt the Fund. The US high yield portfolio underperformed its benchmark due to its conservative positioning and allocation to higher quality credits. Throughout the period, we saw dramatic spread compression, which led to lower quality credits outperforming higher quality companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

49

UBS Global Frontier Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	32.34%	47.66%	(10.37)%
Class C3	32.03	46.76	(11.01)
Class Y4	32.40	47.99	(10.12)
After deducting maximum sales charge
Class A2	24.97	39.58	(12.43)
Class C3	31.03	45.76	(11.01)
MSCI World Free Index (net)[5]	22.23	29.99	(9.43)
GSMI Mutual Fund Index[6]	16.64	24.98	(2.18)

The gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.79% and 1.53%; Class C— 2.61% and 2.28%; Class Y— 1.48% and 1.28%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

50

UBS Global Frontier Fund

Top ten fixed income holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Buoni Poliennali Del Tesoro, 4.250%, due 08/1/13	1.4%
Government of the Netherlands, 5.000%, due 07/15/12	1.0
Bundesschatzanweisungen, 4.000%, due 09/10/10	1.0
US Treasury Notes, 2.125%, due 11/30/14	0.7
US Treasury Notes, 1.000%, due 10/31/11	0.6
Government of France, 4.000%, due 04/25/18	0.6
UK Gilts, 4.750%, due 06/07/10	0.6
Bundesrepublik Deutschland, 4.750%, due 07/04/34	0.5
UK Gilts, 5.000%, due 03/07/12	0.4
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	0.4
Total	7.2%

Country exposure, top five (unaudited)2

As of December 31, 2009

Percentage of net assets
United States	2.9%
Italy	2.2
United Kingdom	1.7
Germany	1.7
France	1.5
Total	10.0%

1  Figures represent the direct investments of the UBS Global Frontier Fund. Figures could be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of the UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included the country exposure percentage would be as follows: United States 39.4%, United Kingdom, 6.8%, Japan 4.0%, China 4.5%, Germany 3.4%.

51

UBS Global Frontier Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Bonds

Corporate bonds

Commercial banks	0.12%
Diversified financial services	0.11
Total corporate bonds	0.23
Asset-backed security	0.04
Mortgage & agency debt security	0.05
US government obligations	2.87
Non US-government obligations	10.11
Sovereign/supranational bond	0.06
Total bonds	13.36

Investment companies

UBS Corporate Bond Relationship Fund	6.41
UBS Emerging Markets Equity Relationship Fund	16.28
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	11.23
UBS Global Aggregate Bond Relationship Fund	5.40
UBS High Yield Relationship Fund	4.59
UBS International Equity Relationship Fund	10.60
UBS U.S. Large Cap Equity Relationship Fund	17.86
UBS U.S. Large Cap Growth Equity Relationship Fund	7.21
Total investment companies	79.58
Short-term investment	2.70
Total investments	95.64
Cash and other assets, less liabilities	4.36
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

52

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Bonds: 13.36%
Corporate bonds: 0.23%
Germany: 0.05%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	EUR	25,000	$37,217
Ireland: 0.05%
GE Capital European Funding, 4.875%, due 03/06/13	EUR	25,000	37,525
Italy: 0.04%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	20,000	28,955
Netherlands: 0.09%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	30,000	46,089
Rabobank Nederland NV, 4.125%, due 04/04/12		15,000	22,513
Total Netherlands corporate bonds			68,602
Total corporate bonds (cost $170,515)			172,299
Asset-backed security: 0.04%
United States: 0.04%
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30 (cost $67,675)[1,2]		$68,065	28,587
Mortgage & agency debt security: 0.05%
United States: 0.05%
Federal Home Loan Mortgage Corp.,† 5.750%, due 09/15/10 (cost $36,043)		25,000	36,973
US government obligations: 2.87%
US Treasury Bonds, 4.500%, due 08/15/39		200,000	195,469
6.250%, due 08/15/23		70,000	83,606
6.625%, due 02/15/27		105,000	131,135
US Treasury Notes, 0.750%, due 11/30/11		235,000	233,467
1.000%, due 10/31/11		440,000	439,604
1.875%, due 06/15/12		220,000	222,406
2.125%, due 11/30/14		565,000	551,627
3.375%, due 11/15/19		165,000	158,710

	Face amount		Value
4.625%, due 07/31/12		$120,000	$129,600
			2,145,624
Total US government obligations (cost $2,173,489)			2,145,624
Non US-government obligations: 10.11%
Austria: 0.30%
Republic of Austria, 4.350%, due 03/15/19[3]	EUR	150,000	225,408
Belgium: 0.48%
Belgium Government Bond, 3.500%, due 03/28/11	EUR	100,000	147,492
Belgium Kingdom, 5.500%, due 09/28/17		130,000	212,387
			359,879
Canada: 0.19%
Government of Canada, 4.000%, due 06/01/16	CAD	60,000	60,341
5.250%, due 06/01/12		80,000	82,742
			143,083
Denmark: 0.09%
Government of Denmark, 4.000%, due 11/15/17	DKK	350,000	69,943
Finland: 0.28%
Government of Finland, 3.875%, due 09/15/17	EUR	140,000	208,492
France: 1.48%
Government of France, 3.750%, due 04/25/21	EUR	200,000	286,787
4.000%, due 04/25/18		280,000	419,959
4.250%, due 10/25/17		190,000	290,284
4.750%, due 04/25/35		70,000	108,002
			1,105,032
Germany: 1.65%
Bundesrepublik Deutschland, 3.750%, due 01/04/19	EUR	40,000	59,277
4.750%, due 07/04/34		240,000	373,052
5.000%, due 07/04/11		25,000	37,907
Bundesschatzanweisungen, 4.000%, due 09/10/10		490,000	718,286
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12		30,000	46,045
			1,234,567

53

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Greece: 0.35%
Hellenic Republic Government Bond, 4.300%, due 03/20/12	EUR	80,000	$114,542
6.000%, due 07/19/19		100,000	144,838
			259,380
Italy: 2.14%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	EUR	245,000	312,287
4.250%, due 08/01/13		700,000	1,065,450
4.500%, due 08/01/18		150,000	226,687
			1,604,424
Netherlands: 1.28%
Government of the Netherlands, 4.000%, due 07/15/18	EUR	140,000	209,106
5.000%, due 07/15/12		485,000	752,618
			961,724
Spain: 0.07%
Government of Spain, 5.750%, due 07/30/32	EUR	30,000	49,038
Sweden: 0.09%
Government of Sweden, 6.750%, due 05/05/14	SEK	390,000	64,114
United Kingdom: 1.71%
UK Gilts, 2.250%, due 03/07/14	GBP	55,000	87,256
4.250%, due 12/07/49		75,000	119,480
4.500%, due 03/07/19		50,000	83,393
4.750%, due 06/07/10		255,000	419,323
4.750%, due 12/07/38		115,000	195,723
5.000%, due 03/07/12		190,000	329,328
8.000%, due 06/07/21		20,000	43,597
			1,278,100
Total non US-government obligations (cost $7,268,599)			7,563,184
Sovereign/supranational bond: 0.06%
European Investment Bank, 5.375%, due 10/15/12 (cost $45,269)	EUR	30,000	46,848
Total bonds (cost $9,761,590)			9,993,515

	Shares	Value
Investment companies: 79.58%
UBS Corporate Bond Relationship Fund*[4]	369,601	$4,793,766
UBS Emerging Markets Equity Relationship Fund*[4]	361,970	12,182,659
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[4]	632,471	8,401,687
UBS Global Aggregate Bond Relationship Fund*[4]	400,000	4,043,560
UBS High Yield Relationship Fund*[4]	148,226	3,434,744
UBS International Equity Relationship Fund*[4]	478,890	7,933,915
UBS U.S. Large Cap Equity Relationship Fund*[4]	783,312	13,362,592
UBS U.S. Large Cap Growth Equity Relationship Fund*[4]	463,750	5,390,399
Total investment companies (cost $43,805,098)		59,543,322
Short-term investment: 2.70%
Investment company: 2.70%
UBS Cash Management Prime Relationship Fund, 0.120%[4,5] (cost $2,016,934)	2,016,934	2,016,934
Total investments: 95.64% (cost $55,583,622)		71,553,771
Cash and other assets, less liabilities: 4.36%		3,264,471
Net assets: 100.00%		$74,818,242

54

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $55,583,622; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,087,864
Gross unrealized depreciation	(117,715)
Net unrealized appreciation of investments	$15,970,149

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security is illiquid. At December 31, 2009, the value of these securities amounted to $28,587 or 0.04% of net assets.

2  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $225,408 or 0.30% of net assets.

4  Investment in affiliated investment company.

5  The rate shown reflects the yield at December 31, 2009.

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	895,000	USD	823,445	03/03/10	$24,111
Brazilian Real	740,000	USD	418,955	03/03/10	(1,248)
Euro	2,535,000	USD	3,821,665	03/03/10	187,844
Japanese Yen	33,100,000	USD	364,527	03/03/10	9,030
Swiss Franc	965,000	USD	964,836	03/03/10	31,712
United States Dollar	1,566,275	CAD	1,640,000	03/03/10	1,827
United States Dollar	3,329,426	GBP	1,995,000	03/03/10	(108,039)
United States Dollar	10,995,302	JPY	964,200,000	03/03/10	(639,699)
United States Dollar	1,137,719	KRW	1,316,000,000	03/03/10	(9,534)
United States Dollar	842,554	MXN	10,950,000	03/03/10	(11,056)
United States Dollar	1,054,824	NOK	5,910,000	03/03/10	(36,652)
United States Dollar	4,965,672	SEK	34,030,000	03/03/10	(207,875)
United States Dollar	1,123,313	TWD	35,800,000	03/03/10	14,153
United States Dollar	1,166,724	ZAR	8,760,000	03/03/10	7,582
Net unrealized depreciation on forward foreign currency contracts					$(737,844)

Currency type abbreviations:

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

55

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 43 contracts (USD)	March 2010	$5,088,155	$4,964,484	$(123,670)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 45 contracts (USD)	March 2010	(9,767,746)	(9,731,953)	35,793
Index futures buy contracts:
Amsterdam Exchange Index, 18 contracts (EUR)	January 2010	1,660,384	1,718,379	57,995
CAC 40 Euro Index, 17 contracts (EUR)	January 2010	926,312	953,798	27,486
Dow Jones EURO STOXX 50 Index, 110 contracts (EUR)	March 2010	4,531,598	4,659,799	128,201
FTSE 100 Index, 78 contracts (GBP)	March 2010	6,602,123	6,706,218	104,096
FTSE MIB Index, 7 contracts (EUR)	March 2010	1,145,758	1,177,056	31,298
IBEX 35 Index, 4 contracts (EUR)	January 2010	675,618	680,067	4,449
OMX Stockholm 30 Index, 107 contracts (SEK)	January 2010	1,421,077	1,418,828	(2,250)
Russell 2000 Index, 60 contracts (USD)	March 2010	3,559,380	3,743,400	184,020
S&P 500 Index, 51 contracts (USD)	March 2010	13,989,478	14,161,425	171,946
TOPIX Index, 40 contracts (JPY)	March 2010	3,839,412	3,893,345	53,933
Index futures sell contracts:
DAX Index, 4 contracts (EUR)	March 2010	(844,377)	(852,028)	(7,651)
S&P Toronto Stock Exchange 60 Index, 3 contracts (CAD)	March 2010	(386,169)	(396,309)	(10,140)
Net unrealized appreciation on futures contracts				$655,506

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

56

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$172,299	$—	$172,299
Asset-backed security	—	—	28,587	28,587
Mortgage & agency debt security	—	36,973	—	36,973
US government obligations	—	2,145,624	—–	2,145,624
Non-US government obligations	—	7,563,184	—	7,563,184
Sovereign/supranational bond	—	46,848	—	46,848
Investment companies	—	59,543,322	—	59,543,322
Short-term investment	—	2,016,934	—	2,016,934
Other financial instruments[1]	655,506	(737,844)	—	(82,338)
Total	$655,506	$70,787,340	$28,587	$71,471,433

1  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

	Measurements using unobservable inputs (Level 3)
	Asset-backed securities	Total
Assets
Beginning balance	$27,226	$27,226
Total gains or losses (realized/unrealized) included in earnings	1,361	1,361
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—
Ending balance	$28,587	$28,587
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$2,744	$2,744

See accompanying notes to financial statements.
57

The UBS Funds

December 31, 2009 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2009 to December 31, 2009.

58

The UBS Funds

December 31, 2009 (unaudited)

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09 – 12/31/09	Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000.00	$1,190.00	$9.55	1.73%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.48	8.79	1.73
Class B Actual	1,000.00	1,183.10	13.65	2.48
Hypothetical (5% annual return before expenses)	1,000.00	1,012.70	12.58	2.48
Class C Actual	1,000.00	1,183.60	13.65	2.48
Hypothetical (5% annual return before expenses)	1,000.00	1,012.70	12.58	2.48
Class Y Actual	1,000.00	1,190.50	8.12	1.47
Hypothetical (5% annual return before expenses)	1,000.00	1,017.80	7.48	1.47
UBS Global Allocation Fund
Class A Actual	1,000.00	1,217.30	6.87	1.23
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.26	1.23
Class B Actual	1,000.00	1,211.80	11.71	2.10
Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class C Actual	1,000.00	1,212.10	11.26	2.02
Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class Y Actual	1,000.00	1,220.10	5.37	0.96
Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.96
UBS Global Frontier Fund
Class A Actual	1,000.00	1,323.40	8.20	1.40
Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C Actual	1,000.00	1,320.30	12.57	2.15
Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y Actual	1,000.00	1,324.00	6.74	1.15
Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

59

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2009 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$485,680,056	$917,604,375	$9,761,590
Affiliated issuers	114,465,354	514,145,160	45,822,032
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	4,099,446	7,630,428	—
Foreign currency, at cost	5,839,055	4,629,047	122,990
	$610,083,911	$1,444,009,010	$55,706,612
Investments, at value:
Unaffiliated issuers	501,416,801	1,053,217,096	9,993,515
Affiliated issuers	133,372,945	653,313,168	61,560,256
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	4,099,446	7,630,428	—
Foreign currency, at value	5,776,184	4,640,352	121,044
Cash	2,825,622	1,018,223	—
Receivables:
Investment securities sold	797,538	1,369,601	—
Due from advisor	14,041	558	14,534
Dividends	430,538	851,310	—
Interest	862,190	2,348,951	152,259
Fund shares sold	163,837	835,314	196,656
Variation margin	1,239,535	—	—
Foreign tax reclaims	210,390	112,140	1,365
Cash collateral for futures contracts	14,627,392	24,022,117	3,993,395
Cash collateral for swap agreements	13,810,000	—	—
Cash collateral for investments sold short	75,000,000	—	—
Outstanding swap agreements, at value[2]	21,769,205	182,464	—
Unrealized appreciation on forward foreign currency contracts	11,572,917	7,408,525	276,259
Other assets	45,530	113,342	4,274
Total assets	$788,034,111	$1,757,063,589	$76,313,557
Liabilities:
Payables:
Cash collateral from securities loaned	4,099,446	7,630,428	—
Investment securities purchased	408,921	993,313	—
Investment advisory and fund administration fees	492,993	1,207,959	64,541
Fund shares redeemed	3,242,024	6,353,361	72,144
Custody and fund accounting fees	45,386	103,925	8,514
Distribution and service fees	193,260	645,676	26,309
Trustees' fees	11,340	32,511	5,449
Due to custodian	—	—	13,659
Payable for bank loan	2,679,000	—	—
Variation margin	—	690,056	258,054
Accrued expenses	263,608	601,892	32,542
Options written, at value[3]	3,225,922	—	—
Investments sold short, at value[4]	116,584,464	—	—
Outstanding swap agreements, at value[2]	21,629,522	—	—
Unrealized depreciation on forward foreign currency contracts	2,563,331	11,422,650	1,014,103
Total liabilities	155,439,217	29,681,771	1,495,315
Net assets	$632,594,894	$1,727,381,818	$74,818,242

1  The market value of securities loaned by UBS Dynamic Alpha Fund and UBS Global Allocation Fund as of December 31, 2009 was $3,939,798 and $28,042,657, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $3,207,278.

3  Premiums received by UBS Dynamic Alpha Fund were $2,742,851.

4  Proceeds from Investments sold short by UBS Dynamic Alpha Fund were $95,838,439.

60

The UBS Funds

Financial statements

Statement of assets and liabilities (cont'd)
December 31, 2009 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund[1]
Net assets consist of:
Beneficial interest	$1,049,982,522	$2,603,915,525	$78,400,758
Accumulated net investment loss	(10,299,805)	(3,511,325)	(1,304,052)
Accumulated net realized loss	(424,449,628)	(1,142,897,524)	(18,164,997)
Net unrealized appreciation	17,361,805	269,875,142	15,886,533
Net assets	$632,594,894	$1,727,381,818	$74,818,242
Class A:
Net assets	$381,159,017	$1,007,133,915	$58,150,499
Shares outstanding	61,720,574	108,007,402	8,222,983
Net asset value and redemption proceeds per share	$6.18	$9.32	$7.07
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.54	$9.86	$7.48
Class B:
Net assets	$6,219,369	$25,510,316	—
Shares outstanding	1,051,813	2,756,783	—
Net asset value and offering price per share	$5.91	$9.25	—
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.61	$8.79	—
Class C:
Net assets	$125,300,586	$475,369,629	$16,655,235
Shares outstanding	21,193,941	52,214,914	2,350,749
Net asset value and offering price per share	$5.91	$9.10	$7.09
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.85	$9.01	$7.02
Class Y:
Net assets	$119,915,922	$219,367,958	$12,508
Shares outstanding	19,118,927	23,098,341	1,768
Net asset value per share, offering price per share, and redemption proceeds per share	$6.27	$9.50	$7.07

1  UBS Global Frontier Fund does not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

61

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2009 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Investment Income:
Dividends	$3,304,853	$6,782,748	$—
Interest and other	1,509,227	3,551,237	153,511
Affiliated interest	22,333	68,126	5,814
Securities lending-net	13,602	86,944	—
Foreign tax withheld	(15,696)	(107,991)	—
Total income	4,834,319	10,381,064	159,325
Expenses:
Advisory and administration	2,980,856	7,337,388	380,854
Service and distribution:
Class A	497,704	1,315,119	70,426
Class B	33,559	149,520	—
Class C	656,109	2,438,972	82,799
Transfer agency and related service fees:
Class A	193,826	386,003	13,127
Class B	6,472	32,461	—
Class C	72,619	268,199	8,363
Class Y	17,451	56,691	38
Custodian and fund accounting	148,654	294,789	26,238
Federal and state registration	27,872	34,293	19,307
Professional services	62,021	64,655	40,260
Shareholder reports	115,642	306,460	13,929
Trustees	25,625	64,558	10,986
Dividend expense for investments sold short	1,080,112	—	—
Other	40,231	90,544	5,371
Total operating expenses	5,958,753	12,839,652	671,698
Fee waivers and/or expense reimbursements by Advisor	(120,396)	(4,024)	(91,618)
Net operating expenses	5,838,357	12,835,628	580,080
Interest expense	172,516	314	—
Net expenses	6,010,873	12,835,942	580,080
Net investment loss	(1,176,554)	(2,454,878)	(420,755)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(8,160,783)	29,520,507	(403,711)
Investments in affiliated issuers	2,112,701	19,351,667	686,226
Futures contracts	(15,263,985)	36,424,527	6,775,784
Options written	6,945,447	—	—
Securities sold short	(291,114)	—	—
Swap agreements	(9,422,450)	1,141,790	—
Foreign currency transactions	(10,657,060)	29,931,676	1,942,094
Net realized gain (loss)	(34,737,244)	116,370,167	9,000,393
Change in net unrealized appreciation (depreciation) on:
Investments	136,911,467	246,146,476	11,132,398
Futures contracts	(6,407,496)	(4,134,837)	1,163,053
Options written	(1,494,413)	—	—
Securities sold short	(20,202,663)	—	—
Swap agreements	25,157,740	(686,912)	—
Foreign forward currency contracts	13,413,857	(2,371,265)	(723,779)
Translation of other assets and liabilities denominated in foreign currency	(272,312)	(1,504,713)	(8,788)
Change in net unrealized appreciation	147,106,180	237,448,749	11,562,884
Net realized and unrealized gain	112,368,936	353,818,916	20,563,277
Net increase in net assets resulting from operations	$111,192,382	$351,364,038	$20,142,522

62

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63

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(1,176,554)	$19,500,260	$(2,454,878)	$15,384,231
Net realized gain (loss)	(34,737,244)	(282,707,811)	116,370,167	(1,294,009,072)
Change in net unrealized appreciation (depreciation)	147,106,180	(21,216,191)	237,448,749	335,816,830
Contributions from advisor	—	468,462	—	—
Net increase (decrease) in net assets from operations	111,192,382	(283,955,280)	351,364,038	(942,808,011)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(18,036,063)	—	(64,679,381)	(59,648,240)
Net realized gain	—	(192,230,422)	—	(123,974,517)
Total Class A dividends and distributions	(18,036,063)	(192,230,422)	(64,679,381)	(183,622,757)
Class B:
Net investment income and net foreign currency gains	(256,998)	—	(1,173,478)	(2,269,417)
Net realized gain	—	(3,120,832)	—	(5,525,208)
Total Class B dividends and distributions	(256,998)	(3,120,832)	(1,173,478)	(7,794,625)
Class C:
Net investment income and net foreign currency gains	(5,224,436)	—	(27,111,813)	(23,434,528)
Net realized gain	—	(63,020,277)	—	(57,275,656)
Total Class C dividends and distributions	(5,224,436)	(63,020,277)	(27,111,813)	(80,710,184)
Class Y:
Net investment income and net foreign currency gains	(5,942,088)	—	(14,623,794)	(15,557,694)
Net realized gain	—	(32,866,940)	—	(30,474,399)
Total Class Y dividends and distributions	(5,942,088)	(32,866,940)	(14,623,794)	(46,032,093)
Decrease in net assets from dividends and distributions	(29,459,585)	(291,238,471)	(107,588,466)	(318,159,659)
Beneficial interest transactions:
Proceeds from shares sold	74,839,037	115,085,769	68,792,689	232,846,047
Shares issued on reinvestment of dividends and distributions	28,144,237	275,369,691	100,642,103	300,453,214
Cost of shares redeemed	(166,174,711)	(1,032,877,113)	(396,448,108)	(1,511,910,920)
Redemption fees	50	132,489	16,403	228,376
Net decrease in net assets resulting from beneficial interest transactions	(63,191,387)	(642,289,164)	(226,996,913)	(978,383,283)
Increase (decrease) in net assets	18,541,410	(1,217,482,915)	16,778,659	(2,239,350,953)
Net assets, beginning of period	614,053,484	1,831,536,399	1,710,603,159	3,949,954,112
Net assets, end of period	$632,594,894	$614,053,484	$1,727,381,818	$1,710,603,159
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(10,299,805)	$20,336,334	$(3,511,325)	$106,532,019

64

The UBS Funds

Financial statements

	UBS Global Frontier Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(420,755)	$(825,012)
Net realized gain (loss)	9,000,393	(55,738,514)
Change in net unrealized appreciation (depreciation)	11,562,884	19,509,409
Contributions from advisor	—	—
Net increase (decrease) in net assets from operations	20,142,522	(37,054,117)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(2,525,878)	(1,267,938)
Net realized gain	—	—
Total Class A dividends and distributions	(2,525,878)	(1,267,938)
Class B:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	—
Total Class B dividends and distributions	—	—
Class C:
Net investment income and net foreign currency gains	(614,766)	(204,311)
Net realized gain	—	—
Total Class C dividends and distributions	(614,766)	(204,311)
Class Y:
Net investment income and net foreign currency gains	(530)	(62,386)
Net realized gain	—	—
Total Class Y dividends and distributions	(530)	(62,386)
Decrease in net assets from dividends and distributions	(3,141,174)	(1,534,635)
Beneficial interest transactions:
Proceeds from shares sold	7,034,777	39,256,449
Shares issued on reinvestment of dividends and distributions	3,011,649	1,318,346
Cost of shares redeemed	(16,881,617)	(47,222,976)
Redemption fees	—	39,387
Net decrease in net assets resulting from beneficial interest transactions	(6,835,191)	(6,608,794)
Increase (decrease) in net assets	10,166,157	(45,197,546)
Net assets, beginning of period	64,652,085	109,849,631
Net assets, end of period	$74,818,242	$64,652,085
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(1,304,052)	$2,257,877

See accompanying notes to financial statements.
65

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.45	$9.89	$11.42	$11.04	$10.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.14	0.04	0.01	(0.09)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.04	(1.84)	(0.56)	0.37	1.01	0.26
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	1.03	(1.70)	(0.52)	0.38	0.92	0.22
Less dividends/distributions:
From net investment income	(0.30)	—	(0.01)	0.00[3]	(0.10)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.30)	(2.74)	(1.01)	0.00[3]	(0.10)	—
Net asset value, end of period	$6.18	$5.45	$9.89	$11.42	$11.04	$10.22
Total investment return[2]	19.00%	(14.31)%[5]	(4.95)%	3.44%	9.02%[6]	2.20%
Ratios/supplemental data:
Net assets, end of period (000's)	$381,159	$398,321	$1,178,342	$2,168,596	$1,777,329	$528,088
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.77%[4]	1.30%	1.20%	1.17%	1.20%	1.32%[4]
After expense reimbursement and interest and dividend expense for securities sold short	1.73%[4]	1.30%	1.20%	1.17%	1.20%	1.32%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	1.35%[4]	1.30%	1.20%	1.17%	1.20%	1.32%[4]
Ratio of net investment income (loss) to average net assets	(0.25)%[4]	1.99%	0.35%	0.06%	(0.80)%	(1.04)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%
	Class B
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.20	$9.68	$11.26	$10.98	$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.08	(0.04)	(0.09)	(0.17)	(0.08)
Net realized and unrealized gain (loss) from investment activities	0.99	(1.82)	(0.54)	0.37	1.00	0.27
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	0.96	(1.74)	(0.58)	0.28	0.83	0.19
Less dividends/distributions:
From net investment income	(0.25)	—	—	—	(0.04)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.25)	(2.74)	(1.00)	—	(0.04)	—
Net asset value, end of period	$5.91	$5.20	$9.68	$11.26	$10.98	$10.19
Total investment return[2]	18.31%	(14.98)%[5]	(5.62)%	2.64%	8.09%[6]	1.90%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,219	$6,733	$14,905	$25,790	$30,051	$14,815
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.62%[4]	2.13%	1.99%	1.95%	1.98%	2.11%[4]
After expense reimbursement and interest and dividend expense for securities sold short	2.48%[4]	2.10%	1.99%	1.95%	1.99%	2.10%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	2.10%[4]	2.10%	1.99%	1.95%	1.99%[7]	2.10%[4]
Ratio of net investment income (loss) to average net assets	(1.00)%[4]	1.23%	(0.42)%	(0.78)%	(1.59)%	(1.82)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

66

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.21	$9.68	$11.26	$10.97	$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.08	(0.04)	(0.08)	(0.17)	(0.08)
Net realized and unrealized gain (loss) from investment activities	0.98	(1.82)	(0.54)	0.37	1.00	0.27
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	0.95	(1.74)	(0.58)	0.29	0.83	0.19
Less dividends/distributions:
From net investment income	(0.25)	—	—	—	(0.05)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.25)	(2.74)	(1.00)	—	(0.05)	—
Net asset value, end of period	$5.91	$5.21	$9.68	$11.26	$10.97	$10.19
Total investment return[2]	18.36%	(14.98)%[5]	(5.62)%	2.64%	8.15%[6]	1.90%
Ratios/supplemental data:
Net assets, end of period (000's)	$125,301	$131,745	$317,450	$579,916	$520,754	$202,891
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.54%[4]	2.07%	1.97%	1.93%	1.97%	2.09%[4]
After expense reimbursement and interest and dividend expense for securities sold short	2.48%[4]	2.07%	1.97%	1.93%	1.97%	2.09%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	2.10%[4]	2.07%	1.97%	1.93%	1.97%	2.09%[4]
Ratio of net investment income (loss) to average net assets	(1.00)%[4]	1.24%	(0.41)%	(0.72)%	(1.57)%	(1.81)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.54	$9.96	$11.48	$11.07	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	0.17	0.08	0.05	(0.06)	(0.03)
Net realized and unrealized gain (loss) from investment activities	1.05	(1.85)	(0.56)	0.36	1.02	0.26
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	1.05	(1.68)	(0.48)	0.41	0.96	0.23
Less dividends/distributions:
From net investment income	(0.32)	—	(0.04)	0.00[3]	(0.12)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.32)	(2.74)	(1.04)	0.00[3]	(0.12)	—
Net asset value, end of period	$6.27	$5.54	$9.96	$11.48	$11.07	$10.23
Total investment return[2]	19.05%	(13.99)%[5]	(4.64)%	3.80%	9.28%[6]	2.30%
Ratios/supplemental data:
Net assets, end of period (000's)	$119,916	$77,254	$320,839	$478,785	$293,004	$56,220
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.47%[4]	1.00%	0.91%	0.89%	0.92%	1.00%[4]
After expense reimbursement and interest and dividend expense for securities sold short	1.47%[4]	1.00%	0.91%	0.89%	0.92%	1.00%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	1.07%[4]	1.00%	0.91%	0.89%	0.92%	1.00%[4]
Ratio of net investment income (loss) to average net assets	0.01%[4]	2.23%	0.69%	0.40%	(0.52)%	(0.72)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%

5  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

6  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

7  The Investment Manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

8  For the period January 27, 2005 (commencement of operations) through June 30, 2005.

See accompanying notes to financial statements.
67

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.18	$12.59	$14.81	$13.86	$13.33	$12.35
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.08	0.17	0.19	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	1.77	(3.08)	(1.34)	1.83	1.08	1.32
Total income (loss) from investment operations	1.77	(3.00)	(1.17)	2.02	1.27	1.49
Less dividends/distributions:
From net investment income	(0.63)	(0.46)	(0.23)	(0.27)	(0.14)	(0.19)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.63)	(1.41)	(1.05)	(1.07)	(0.74)	(0.51)
Net asset value, end of period	$9.32	$8.18	$12.59	$14.81	$13.86	$13.33
Total investment return[3]	21.73%	(22.36)%	(8.43)%	14.93%	9.72%	12.11%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,007,134	$996,059	$2,396,937	$3,094,036	$2,246,289	$1,594,113
Ratio of expenses to average net assets:
Before expense reimbursement	1.23%[4]	1.19%	1.09%	1.13%	1.14%	1.20%
After expense reimbursement	1.23%[4]	1.19%	1.09%	1.13%	1.14%	1.20%
Ratio of net investment income (loss) to average net assets	(0.08)%[4]	0.84%	1.19%	1.28%	1.41%	1.34%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.00	$12.35	$14.52	$13.60	$13.08	$12.14
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.00[2]	0.05	0.07	0.08	0.08
Net realized and unrealized gain (loss) from investment activities	1.73	(3.01)	(1.31)	1.79	1.06	1.29
Total income (loss) from investment operations	1.69	(3.01)	(1.26)	1.86	1.14	1.37
Less dividends/distributions:
From net investment income	(0.44)	(0.39)	(0.09)	(0.14)	(0.02)	(0.11)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.44)	(1.34)	(0.91)	(0.94)	(0.62)	(0.43)
Net asset value, end of period	$9.25	$8.00	$12.35	$14.52	$13.60	$13.08
Total investment return[3]	21.18%	(22.98)%	(9.14)%	13.96%	8.81%	11.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$25,510	$33,685	$90,258	$139,061	$161,704	$184,359
Ratio of expenses to average net assets:
Before expense reimbursement	2.13%[4]	2.02%	1.91%	1.93%	1.95%	1.96%
After expense reimbursement	2.10%[4]	2.02%	1.91%	1.93%	1.95%	1.96%
Ratio of net investment income (loss) to average net assets	(0.95)%[4]	0.01%	0.36%	0.48%	0.60%	0.58%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

4  Annualized.

68

UBS Global Allocation Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.96	$12.29	$14.48	$13.58	$13.09	$12.15
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.00[2]	0.05	0.07	0.09	0.09
Net realized and unrealized gain (loss) from investment activities	1.72	(2.99)	(1.30)	1.79	1.05	1.29
Total income (loss) from investment operations	1.68	(2.99)	(1.25)	1.86	1.14	1.38
Less dividends/distributions:
From net investment income	(0.54)	(0.39)	(0.12)	(0.16)	(0.05)	(0.12)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.54)	(1.34)	(0.94)	(0.96)	(0.65)	(0.44)
Net asset value, end of period	$9.10	$7.96	$12.29	$14.48	$13.58	$13.09
Total investment return[3]	21.21%	(22.93)%	(9.15)%	14.02%	8.82%	11.32%
Ratios/supplemental data:
Net assets, end of period (000's)	$475,370	$456,577	$985,156	$1,274,539	$1,044,517	$903,280
Ratio of expenses to average net assets:
Before expense reimbursement	2.02%[4]	1.97%	1.89%	1.90%	1.91%	1.95%
After expense reimbursement	2.02%[4]	1.97%	1.89%	1.90%	1.91%	1.95%
Ratio of net investment income (loss) to average net assets	(0.87)%[4]	0.06%	0.40%	0.51%	0.64%	0.59%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.34	$12.80	$15.04	$14.06	$13.51	$12.50
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.10	0.21	0.23	0.23	0.22
Net realized and unrealized gain (loss) from investment activities	1.82	(3.13)	(1.37)	1.85	1.09	1.33
Total income (loss) from investment operations	1.83	(3.03)	(1.16)	2.08	1.32	1.55
Less dividends/distributions:
From net investment income	(0.67)	(0.48)	(0.26)	(0.30)	(0.17)	(0.22)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.67)	(1.43)	(1.08)	(1.10)	(0.77)	(0.54)
Net asset value, end of period	$9.50	$8.34	$12.80	$15.04	$14.06	$13.51
Total investment return[3]	22.01%	(22.12)%	(8.20)%	15.18%	9.98%	12.40%
Ratios/supplemental data:
Net assets, end of period (000's)	$219,368	$224,281	$477,603	$648,479	$463,122	$356,154
Ratio of expenses to average net assets:
Before expense reimbursement	0.96%[4]	0.90%	0.82%	0.88%	0.88%	0.93%
After expense reimbursement	0.96%[4]	0.90%	0.82%	0.88%	0.88%	0.93%
Ratio of net investment income (loss) to average net assets	0.19%[4]	1.14%	1.46%	1.53%	1.67%	1.61%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%

See accompanying notes to financial statements.
69

UBS Global Frontier Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	For the period ended June 30, 2008[4]
Net asset value, beginning of period	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain (loss) from investment activities	1.83	(2.98)	(1.10)
Total income (loss) from investment operations	1.80	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	(0.07)
Total dividends/distributions	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$7.07	$5.59	$8.75
Total investment return[2]	32.34%	(34.51)%	(11.60)%
Ratios/supplemental data:
Net assets, end of period (000's)	$58,150	$48,395	$79,572
Ratio of expenses to average net assets:
Before expense reimbursement	1.64%[3]	1.66%	1.59%[3]
After expense reimbursement	1.40%[3]	1.40%	1.40%[3]
Ratio of net investment loss to average net assets	(0.97)%[3]	(1.01)%	(0.52)%[3]
Portfolio turnover rate	25%	148%	84%

	Class Y
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	For the period ended June 30, 2008[4]
Net asset value, beginning of period	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.83	(2.99)	(1.10)
Total income (loss) from investment operations	1.81	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	(0.07)
Total dividends/distributions	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$7.07	$5.60	$8.77
Total investment return[2]	32.40%	(34.30)%	(11.33)%
Ratios/supplemental data:
Net assets, end of period (000's)	$13	$1,699	$7,395
Ratio of expenses to average net assets:
Before expense reimbursement	1.35%[3]	1.35%	1.31%[3]
After expense reimbursement	1.15%[3]	1.15%	1.15%[3]
Ratio of net investment loss to average net assets	(0.70)%[3]	(0.73)%	(0.26)%[3]
Portfolio turnover rate	25%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

70

UBS Global Frontier Fund

Financial highlights

	Class C
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	For the period ended June 30, 2008[4]
Net asset value, beginning of period	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.10)	(0.12)
Net realized and unrealized gain (loss) from investment activities	1.84	(2.96)	(1.10)
Total income (loss) from investment operations	1.78	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.27)	(0.07)	0.00[5]
From net realized gains	—	—	(0.07)
Total dividends/distributions	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$7.09	$5.58	$8.71
Total investment return[2]	32.03%	(35.03)%	(12.22)%
Ratios/supplemental data:
Net assets, end of period (000's)	$16,655	$14,559	$22,882
Ratio of expenses to average net assets:
Before expense reimbursement	2.44%[3]	2.48%	2.40%[3]
After expense reimbursement	2.15%[3]	2.15%	2.15%[3]
Ratio of net investment loss to average net assets	(1.72)%[3]	(1.76)%	(1.27)%[3]
Portfolio turnover rate	25%	148%	84%

3  Annualized.

4  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.
71

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Global Frontier Fund which offer Class A, Class C, and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Funds' financial statements.

72

The UBS Funds

Notes to financial statements

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment advisor of the Funds. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the

73

The UBS Funds

Notes to financial statements

Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC 815"), which changed the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended December 31, 2009. The Advisor is not aware of any credit-risk contingent features on derivatives contracts held by the Funds.

74

The UBS Funds

Notes to financial statements

At December 31, 2009, each Fund had the following derivatives:

Asset derivatives

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Dynamic Alpha	Forward contracts[1]	$—	$—	$—	$11,572,917	$11,572,917
Fund	Futures contracts[2]	3,005,912	—	2,970,615	—	5,976,527
	Swap agreements[1]	6,066,374	13,110,831	2,592,000	—	21,769,205
	Total value	$9,072,286	$13,110,831	$5,562,615	$11,572,917	$39,318,649

1  Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Dynamic Alpha	Forward contracts[1]	$—	$—	$—	$(2,563,331)	$(2,563,331)
Fund	Futures contracts[2]	(4,693,369)	—	(3,472,818)	—	(8,166,187)
	Swap agreements[1]	(7,924,351)	(13,705,171)	—	—	(21,629,522)
	Options written[1]	(3,225,922)	—	—	—	(3,225,922)
	Total value	$(15,843,642)	$(13,705,171)	$(3,472,818)	$(2,563,331)	$(35,584,962)

1  Statement of assets and liabilities location: Swap agreements, at value, Unrealized depreciation on forward foreign currency contracts and options written, at value.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Dynamic Alpha	Net realized gain/(loss)[1]
Fund	Forward contracts	$—	$—	$—	$(11,905,944)	$(11,905,944)
	Futures contracts	(1,866,519)	—	(13,397,466)	—	(15,263,985)
	Swap agreements	(13,932,477)	3,529,747	980,280	—	(9,422,450)
	Options written	6,945,447	—	—	—	6,945,447
	Total net realized gain/(loss)	$(8,853,549)	$3,529,747	$(12,417,186)	$(11,905,944)	$(29,646,932)
	Change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$—	$13,413,857	$13,413,857
	Futures contracts	(1,764,755)	—	(4,642,741)	—	(6,407,496)
	Swap agreements	1,933,916	18,025,706	5,198,118	—	25,157,740
	Options written	(1,494,413)	—	—	—	(1,494,413)
	Total change in unrealized appreciation/ (depreciation)	$(1,325,252)	$18,025,706	$555,377	$13,413,857	$30,669,688

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, options written, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, options written, and forward foreign currency contracts.

75

The UBS Funds

Notes to financial statements

Asset derivatives

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation	Forward contracts[1]	$—	$—	$7,408,525	$7,408,525
Fund	Futures contracts[2]	644,270	4,062,472		4,706,742
	Swap agreements[1]	182,464			182,464
	Total value	$826,734	$4,062,472	$7,408,525	$12,297,731

1  Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation	Forward contracts[1]	$—	$—	$(11,422,650)	$(11,422,650)
Fund	Futures contracts[2]	(2,981,626)	(2,767,180)	—	(5,748,806)
	Total value	$(2,981,626)	$(2,767,180)	$(11,422,650)	$(17,171,456)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation	Net realized gain[1]
Fund	Forward contracts	$—	$—	$—	$24,974,617	$24,974,617
	Futures contracts	10,755,451	—	25,669,076	—	36,424,527
	Swap agreements	1,141,790	—	—	—	1,141,790
	Total net realized gain	$11,897,241	$—	$25,669,076	$24,974,617	$62,540,934
UBS Global Allocation	Change in unrealized appreciation/(depreciation)[2]
Fund	Forward contracts	$—	$—	$—	$(2,371,265)	$(2,371,265)
	Futures contracts	(6,246,024)	2,111,187	—		(4,134,837)
	Swap agreements	(686,912)	—	—	—	(686,912)
	Total change in unrealized appreciation/(depreciation)	$(6,932,936)	$2,111,187	$—	$(2,371,265)	$(7,193,014)

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

76

The UBS Funds

Notes to financial statements

Asset derivatives

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier	Forward contracts[1]	$—	$—	$276,259	$276,259
Fund	Futures contracts[2]	35,793	763,424	—	799,217
	Total value	$35,793	$763,424	$276,259	$1,075,476

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier	Forward contracts[1]	$—	$—	$(1,014,103)	$(1,014,103)
Fund	Futures contracts[2]	(123,670)	(20,041)	—	(143,711)
	Total value	$(123,670)	$(20,041)	$(1,014,103)	$(1,157,814)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier	Net realized gain[1]
Fund	Forward contracts	$—	$—	$1,856,629	$1,856,629
	Futures contracts	488,918	6,286,866	—	6,775,784
	Total net realized gain	$488,918	$6,286,866	$1,856,629	$8,632,413
UBS Global Frontier	Change in unrealized appreciation/(depreciation)[2]
Fund	Forward contracts	$—	$—	$(723,779)	$(723,779)
	Futures contracts	(267,515)	1,430,567	—	1,163,052
	Total change in unrealized appreciation/ (depreciation)	$(267,515)	$1,430,567	$(723,779)	$439,273

1  Statement of operations location: Net realized gain/(loss) from futures contracts, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to Portfolio of investments.

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at

77

The UBS Funds

Notes to financial statements

the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling

78

The UBS Funds

Notes to financial statements

the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

79

The UBS Funds

Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund

80

The UBS Funds

Notes to financial statements

realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund ("Dynamic Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Dynamic Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Dynamic Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Dynamic Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Dynamic Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Dynamic Alpha is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include

81

The UBS Funds

Notes to financial statements

revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: UBS Dynamic Alpha Fund and UBS Global Allocation Fund participates in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If the Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2009 the UBS Global Allocation Fund recorded $31,819 recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2009, redemption fees per Fund represent less than $0.005 per share.

2. Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent that total annualized operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) exceed a specified percentage of each Fund's respective average daily net assets. Investment

82

The UBS Funds

Notes to financial statements

advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2009, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$2,736,024	$120,396
UBS Global Allocation Fund	1.35	2.10	2.10	1.10	6,660,362	4,024
UBS Global Frontier Fund	1.40	N/A*	2.15	1.15	352,968	91,618

*  UBS Global Frontier Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the the period ended December 31, 2009 are subject to repayment through June 30, 2013.

At December 31, 2009, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012	Expires June 30,2013
UBS Dynamic Alpha Fund—Class A	$80,222	$—	$—	$—	$80,222
UBS Dynamic Alpha Fund—Class B	7,230	—	—	2,654	4,576
UBS Dynamic Alpha Fund—Class C	35,598	—	—	—	35,598
UBS Global Allocation Fund—Class B	4,024	—	—	—	4,024
UBS Global Frontier Fund—Class A	356,090	—	152,817	137,120	66,153
UBS Global Frontier Fund—Class C	127,586	—	52,934	50,614	24,038
UBS Global Frontier Fund—Class Y	19,522	—	12,442	5,653	1,427

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2009, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$40,437	$244,832
UBS Global Allocation Fund	111,241	677,026
UBS Global Frontier Fund	4,723	27,886

83

The UBS Funds

Notes to financial statements

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended December 31, 2009 were as follows:

UBS Dynamic Alpha Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Global Aggregate Bond Relationship Fund	$—	$35,000,000	$—	$—	$381,150	$35,381,150	5.59%
UBS Opportunistic Emerging Markets Debt Relationship Fund	18,034,797	—	2,000,000	475,381	1,461,601	17,971,779	2.84
UBS U.S. Equity Alpha Relationship Fund	71,305,087	—	10,000,000	1,637,320	17,077,609	80,020,016	12.65
	$89,339,884	$35,000,000	$12,000,000	$2,112,701	$18,920,360	$133,372,945	21.08%

UBS Global Allocation Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Corporate Bond Relationship Fund	$88,036,816	$—	$—	$—	$7,838,504	$95,875,320	5.55%
UBS Emerging Markets Equity Relationship Fund	105,347,347	—	26,000,000	7,410,080	25,879,636	112,637,063	6.52
UBS High Yield Relationship Fund	50,775,856	—	10,000,000	2,242,463	7,101,231	50,119,550	2.90
UBS Small-Cap Equity Relationship Fund	31,609,145	—	—	—	9,309,093	40,918,238	2.37
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	1,988,539	—	1,575,000	98,120	(26,813)	484,846	0.03
UBS Global Aggregate Bond Relationship Fund	—	76,000,000	—	—	827,640	76,827,640	4.45
UBS Global (ex-U.S.) All Cap Growth Equity Relationship Fund	257,485,609	—	44,000,000	9,601,004	36,249,905	259,336,518	15.01
	$535,243,312	$76,000,000	$81,575,000	$19,351,667	$87,179,196	$636,199,175	36.83%

84

The UBS Funds

Notes to financial statements

  UBS Global Frontier Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Corporate Bond Relationship Fund	$4,401,841	$—	$—	$—	$391,925	$4,793,766	6.41%
UBS High Yield Relationship Fund	2,879,802	—	—	—	554,942	3,434,744	4.59
UBS International Equity Relationship Fund	7,330,241	—	1,200,000	(22,737)	1,826,411	7,933,915	10.60
UBS U.S. Large Cap Equity Relationship Fund	12,161,156	—	1,800,000	268,124	2,733,312	13,362,592	17.86
UBS U.S. Large Cap Growth Equity Relationship Fund	2,818,201	1,500,000	—	—	1,072,198	5,390,399	7.21
UBS Global Aggregate Bond Relationship Fund	—	4,000,000	—	—	43,560	4,043,560	5.40
UBS Global (ex-U.S.) All Cap Growth Equity Relationship Fund	7,092,092	—	—	—	1,309,595	8,401,687	11.23
UBS Emerging Markets Equity Relationship Fund	9,024,979	1,007,500	1,000,000	440,840	2,709,340	12,182,659	16.28
	$45,708,312	$6,507,500	$4,000,000	$686,226	$10,641,283	$59,543,322	79.58%

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2009 and for the period ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	%of net assets	Income earned
UBS Dynamic Alpha Fund	$2,893,375	$173,338,109	$176,231,484	$—	0.0%	$22,333
UBS Global Allocation Fund	75,008,315	283,216,745	341,111,067	17,113,993	1.0	68,126
UBS Global Frontier Fund	6,677,130	19,886,689	24,546,885	2,016,934	2.7	5,814

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operates in compliance with Rule 2a-7 of the Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. The Advisor acts as Managing Member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market are reflected

85

The UBS Funds

Notes to financial statements

as securities lending-net in the Statement of operations. Amounts relating to those investments at December 31, 2009 and for the period then ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	%of net assets	Net income earned
UBS Dynamic Alpha Fund	$7,699,401	$44,768,131	$48,368,086	$4,099,446	0.65%	$13,602
UBS Global Allocation Fund	21,204,379	97,923,093	111,497,044	7,630,428	0.44	86,944

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2009, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$4,268
UBS Global Allocation Fund	13,331

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00

*  UBS Global Frontier Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At December 31, 2009, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2009, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$81,174	$34,667
UBS Dynamic Alpha Fund—Class B	5,321	15,283
UBS Dynamic Alpha Fund—Class C	106,765	1,540
UBS Global Allocation Fund—Class A	216,277	175,678
UBS Global Allocation Fund—Class B	21,906	53,449
UBS Global Allocation Fund—Class C	407,493	8,181
UBS Global Frontier Fund—Class A	12,216	38,365
UBS Global Frontier Fund—Class C	14,094	454

86

The UBS Funds

Notes to financial statements

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), each Fund's transfer agent, and is compensated for these services by PNC, not the Funds.

For the period ended December 31, 2009, UBS Financial Services Inc. received from PNC, not the Funds, total services fees follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$127,802
UBS Global Allocation Fund	281,705
UBS Global Frontier Fund	10,251

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund and UBS Global Allocation Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in an investment company, which is included in the Portfolio(s) of investments. In addition, UBS Global Allocation Fund received US Government Agency securities as collateral with a market value of $21,230,641, which cannot be resold. The market value of loaned securities and related collateral outstanding at December 31, 2009, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$3,939,798	$4,099,446	$4,099,446
UBS Global Allocation Fund	28,042,657	28,861,069	7,630,428

6. Purchases and sales of securities

For the period ended December 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$203,685,740	$303,840,779
UBS Global Allocation Fund	399,867,101	608,405,925
UBS Global Frontier Fund	11,235,064	6,536,302

87

The UBS Funds

Notes to financial statements

For the period ended December 31, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$2,128,115	$—
UBS Global Allocation Fund	472,084,981	455,811,735
UBS Global Frontier Fund	9,445,296	9,881,861

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2009 were as follows:

	2009
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$8,108	$291,230,363	$291,238,471
UBS Global Allocation Fund	165,040,234	153,119,425	318,159,659
UBS Global Frontier Fund	1,534,635	—	1,534,635

The tax character of distributions paid and components of net assets for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2010.

At June 30, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	June 30, 2010	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017
UBS Dynamic Alpha Fund	$—	$—	$—	$—	$—	$—	$—	$145,211,340
UBS Global Allocation Fund	—	—	—	—	—	—	—	288,404,627
UBS Global Frontier Fund	—	—	—	—	—	—	—	12,841,328

88

The UBS Funds

Notes to financial statements

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2009, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses
UBS Dynamic Alpha Fund	$205,503,730
UBS Global Allocation Fund	854,732,134
UBS Global Frontier Fund	1,706,108

As of and during the period ended December 31, 2009, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.75%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2009, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$5,059,667	3	$330	0.78%
UBS Global Allocation Fund	3,468,982	4	314	0.82

At December 31, 2009, there was an outstanding balance of $2,679,000 for UBS Dynamic Alpha Fund.

9. Shares of beneficial interest

For the period ended December 31, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,878,985	$17,576,992	—	$—
Shares repurchased	(17,078,144)	(102,528,648)	(273,200)	(1,585,705)
Shares converted from Class B to Class A	11,382	68,430	(11,914)	(68,430)
Dividends reinvested	2,795,905	16,999,102	43,098	250,834
Redemption fees	—	—	—	—
Net decrease	(11,391,872)	$(67,884,124)	(242,016)	$(1,403,301)

89

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	721,259	$4,251,826	8,917,853	$52,941,789
Shares repurchased	(5,688,765)	(32,656,107)	(4,708,091)	(29,335,821)
Dividends reinvested	852,122	4,959,348	961,905	5,934,953
Redemption fees	—	—	—	50
Net increase (decrease)	(4,115,384)	$(23,444,933)	5,171,667	$29,540,971

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	3,881,188	$35,831,304	4,943	$44,532
Shares repurchased	(24,763,749)	(231,761,957)	(925,461)	(8,085,999)
Shares converted from Class B to Class A	639,181	6,051,750	(655,236)	(6,051,750)
Dividends reinvested	6,494,853	59,947,499	121,004	1,108,391
Redemption fees	—	6,467	—	—
Net decrease	(13,748,527)	$(129,924,937)	(1,454,750)	$(12,984,826)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,035,798	$9,510,380	1,828,958	$17,354,723
Shares repurchased	(8,991,217)	(81,524,679)	(7,146,527)	(69,023,723)
Dividends reinvested	2,798,058	25,210,500	1,529,331	14,375,713
Redemption fees	—	—	—	9,936
Net decrease	(5,157,361)	$(46,803,799)	(3,788,238)	$(37,283,351)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	922,453	$6,194,487	121,207	$840,290	—	$—
Shares repurchased	(1,701,126)	(11,482,818)	(463,965)	(3,201,186)	(301,785)	(2,197,613)
Dividends reinvested	347,095	2,408,839	86,529	602,239	82	571
Redemption fees	—	—	—	—	—	—
Net decrease	(431,578)	$(2,879,492)	(256,229)	$(1,758,657)	(301,703)	$(2,197,042)

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	12,201,854	$84,315,501	76,017	$485,824
Shares repurchased	(94,925,141)	(668,841,884)	(752,172)	(4,950,099)
Shares converted from Class B to Class A	197,940	1,247,757	(205,303)	(1,247,757)
Dividends reinvested	36,546,773	181,271,963	635,398	3,018,142
Redemption fees	—	111,984	—	—
Net decrease	(45,978,574)	$(401,894,679)	(246,060)	$(2,693,890)

90

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	994,111	$7,576,868	3,987,680	$21,928,281
Shares repurchased	(20,995,238)	(138,300,018)	(28,525,753)	(219,537,355)
Dividends reinvested	12,513,912	59,441,082	6,277,481	31,638,504
Redemption fees	—	17,451	—	3,054
Net decrease	(7,487,215)	$(71,264,617)	(18,260,592)	$(165,967,516)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	17,002,992	$148,901,594	87,388	$716,139
Shares repurchased	(110,986,962)	(978,286,940)	(2,786,597)	(23,135,806)
Shares converted from Class B to Class A	1,418,218	10,924,954	(1,448,815)	(10,924,954)
Dividends reinvested	23,913,497	171,938,048	1,048,345	7,401,313
Redemption fees	—	187,063	—	171
Net decrease	(68,652,255)	$(646,335,281)	(3,099,679)	$(25,943,137)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	3,081,072	$27,040,672	5,402,385	$45,262,688
Shares repurchased	(36,745,661)	(313,102,739)	(21,956,098)	(186,460,481)
Dividends reinvested	10,868,562	76,297,308	6,122,479	44,816,545
Redemption fees	—	22,152	—	18,990
Net decrease	(22,796,027)	$(209,742,607)	(10,431,234)	$(96,362,258)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,784,149	$31,913,221	1,432,561	$7,334,674	1,690	$8,554
Shares repurchased	(6,453,656)	(35,257,994)	(1,492,704)	(7,852,515)	(541,463)	(4,112,467)
Dividends reinvested	230,913	1,122,239	40,268	196,107	—	—
Redemption fees	—	35,053	—	4,334	—	—
Net decrease	(438,594)	$(2,187,481)	(19,875)	$(317,400)	(539,773)	$(4,103,913)

10. Subsequent events

Events after the date of the Statement of assets and liabilities are evaluated through the date of issuance of the financial statements. The Funds had no material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the financial statements that required disclosure in or adjustment to the financial statements.

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The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)            (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)            (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)            (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 11, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 11, 2010